UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end:            Registrant is making a filing for 16 of its series, Wells Fargo Advantage Emerging Markets Local Bond Fund, Wells Fargo Advantage International Bond Fund, Wells Fargo Advantage Strategic Income Fund, Wells Fargo Advantage Asia Pacific Fund, Wells Fargo Advantage Diversified International Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage Emerging Markets Equity Income Fund, Wells Fargo Advantage Global Opportunities Fund, Wells Fargo Advantage International Equity Fund, Wells Fargo Advantage Intrinsic World Equity Fund, Wells Fargo Advantage Intrinsic Small Cap Value Fund, Wells Fargo Advantage Small Cap Opportunities Fund, Wells Fargo Advantage Small Cap Value Fund, Wells Fargo Advantage Small/Mid Cap Value Fund, Wells Fargo Advantage Special Small Cap Value Fund, and Wells Fargo Advantage Traditional Small Cap Growth Fund. Each series has an October 31 fiscal year end.

Date of reporting period:            October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage

Emerging Markets Local Bond Fund

Annual Report

October 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Local Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Emerging Markets Local Bond Fund for the 12-month period that ended October 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better as their higher-yield spreads cushioned some of the yield increases from the Treasury markets and then rallied later in the period. Structured products generally protected their pricing better, particularly U.S. commercial mortgage-backed securities. But, high-yield corporate securities performed better than investment-grade sectors over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began on the heels of strengthening confidence in the credit markets.

In November and December 2012, most investment-grade sectors began to throttle down from a credit rally that lasted through much of September and October 2012. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, seemingly benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, which was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all of the price losses endured in January 2013 and, in fact, crossing over into positive gains.

Unfortunately for the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the investment-grade bond markets in nearly five years.

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	3

The depreciating trends for bonds deepened in mid-June 2013 on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally capitulating to yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were more mixed, with slightly negative returns in the highest-quality securities to modestly positive the lower down the credit tiers. In September and October 2013, investment-grade and high-yield bond markets began generating positive returns yet again, as the Fed backtracked on its intentions to taper quantitative easing, postponing it until 2014 at the earliest. Bond markets rallied on the news through the end of the period.

On the whole, the declines in bond prices during May, June, and August 2013 culminated in slightly negative returns across the investment-grade markets during the full period. High-yield markets performed significantly better and generated positive returns for the full 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices before relaxing in September and October 2013. Investment-grade securities generally declined, while high-yield securities benefited from yield cushioning and a stronger investor appetite for equity-correlated returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices before relaxing in September and October 2013. Investment-grade securities generally declined, while high-yield securities benefited from yield cushioning and a stronger investor appetite for equity-correlated returns.

4	Wells Fargo Advantage Emerging Markets Local Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns (%) as of October 31, 2013

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WLBAX)	5-31-2012	(7.63)	0.92	(3.28)	4.24	2.27	1.23
Class C (WLBEX)	5-31-2012	(4.89)	3.48	(4.00)	3.48	3.02	1.98
Administrator Class (WLBDX)	5-31-2012	–	–	(3.13)	4.39	2.21	1.10
Institutional Class (WLBIX)	5-31-2012	–	–	(2.97)	4.58	1.94	0.90
JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Composite Index[3]	–	–	–	(1.60)	6.56	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	5

Growth of $10,000 investment[4] as of October 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Composite Index is an unmanaged index of debt instruments of 16 emerging countries. You cannot invest directly in an index.

4.	The chart compares the performance of Class A shares since inception with the JPMorgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Composite Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Local Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark during the period, primarily due to overweights in high-grade sovereign and quasi-sovereign debt. Sector allocation also detracted from performance.

■	Country and currency positioning were positive contributors to performance.

■	The Fund’s slightly shorter duration positioning detracted modestly from performance.

Global events have been the key drivers of emerging market performance, but we believe positioning for value should reap benefits over the longer term.

The Fund’s overweight positions in the bond markets of Russia and Romania added value, as did its underweight in the bond markets of Malaysia, Thailand, and Indonesia. Overweights in Brazil and Turkey detracted modestly from performance, with the global bonds of the former being negatively affected by the removal of a tax levied on investors purchasing domestic bonds.

Positions in U.S. dollars- and euro-denominated high-yield emerging credit added modestly to performance. In currency, the main contributors to the Fund’s performance were the underweights in the South African rand and Indonesian rupiah. Overweight positioning in the Brazilian real and Russian ruble detracted slightly, as did the underweight in the Thai baht.

Ten largest long-term holdings[5] (%) as of October 31, 2013
Brazil, 10.00%, 1-1-2017	8.24
Poland, 4.00%, 10-25-2023	7.76
Russia, 7.00%, 1-25-2023	6.19
Turkey, 9.00%, 3-8-2017	5.00
Indonesia, 7.38%, 9-15-2016	4.93
Hungary, 6.75%, 11-24-2017	4.79
Thailand, 3.25%, 6-16-2017	4.78
Mexico, 7.75%, 11-13-2042	4.51
Republic of South Africa, 2.60%, 3-31-2028	4.13
Malaysia, 3.26%, 3-1-2018	4.00

Speculation about the path of quantitative easing in the United States kept emerging markets assets on the back foot and worked to boost volatility.

Bond, equity, and currency in the emerging markets suffered through several bouts of risk aversion over the past year, generally coinciding with firmer data in the developed world and speculation about a reduced level of monetary accommodation going forward. This has been partly offset by periods of risk appetite where emerging markets advance largely in unison, with investors proving poor at differentiating between emerging markets assets and issuers. In 2013, investor outflows from emerging markets bond and equity markets ate into the large accumulated inflows of previous years.

We maintained overweights in Brazil and Russia, with the bond market of the former continuing to offer one of the best real yields in the emerging markets space. Russia has eased the restrictions around access to its domestic bond market and investors have responded favorably, with foreign holdings of the local bond market rising steadily to levels more in line with the country’s peers. We have shifted to an overweight in Hungarian bonds (and the forint) from neutral, with continued monetary policy easing and muted inflationary pressures supportive of the country’s fixed-income market.

The Fund moved to overweight in the Turkish bond market but has hedged a portion of the currency exposure, with the country’s sustained current account deficit a long-standing area of weakness. Positioning in South Africa is similar, with a neutral position in the bond market being matched with an underweight in the rand. The Fund has kept its underweight in several of the what we see as, more expensive Asian fixed-income markets, including Thailand and Malaysia, with Indonesia being added to the list over the period in question. Indonesian assets have been extremely volatile in recent months, with authorities struggling to contain the rise in yields and prevent the currency from depreciating overly rapidly.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	7

Portfolio allocation[6] as of October 31, 2013

Emerging markets are struggling to decouple from the developed world at present, but good fundamentals and attractive real yields speak to longer-term value.

As noted above, events in the developed world are likely to continue to affect emerging markets asset prices and performance as we move toward the end of the year. Emerging markets with significant external vulnerabilities are more susceptible to sentiment-driven trading in times of general market stress, while those tied to the United States are more exposed to the United States’ political negotiations. Look for emerging markets central banks to remain on high alert, but given the external source of much of the pressure, it will be difficult for them to do more than simply slow currency moves.

Despite the clouded horizon, we believe emerging markets continue to offer value to investors. The sell-off earlier in the year has upped emerging markets yields markedly—both nominal and real—and the underlying macroeconomic fundamentals (debt levels, growth prospects, demographics, etc.) continue to trump much of the developed world. We believe it is important at present to look past short-term noise and focus on long-term potential, and we believe local currency emerging markets debt has the latter in abundance. Differentiation between and within emerging markets asset classes looks set to become increasingly important going forward, as we maintain a preference for countries and currencies with solid underlying fundamentals and supportive valuations unchanged.

Please see footnotes on page 5.

8	Wells Fargo Advantage Emerging Markets Local Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period¹	Net Aanual expense ratio
Class A
Actual	$1,000.00	$918.11	$5.95	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26	1.23%
Class C
Actual	$1,000.00	$914.64	$9.56	1.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06	1.98%
Administrator Class
Actual	$1,000.00	$919.35	$5.32	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Institutional Class
Actual	$1,000.00	$919.67	$4.35	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Emerging Markets Local Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Foreign Corporate Bonds and Notes @: 17.46%

Brazil: 0.64%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75%	5-22-2018	460,000	$170,739

Germany: 3.00%
KFW (Financials, Commercial Banks, TRY)	5.00	1-16-2017	625,000	293,519
KFW (Financials, Commercial Banks, TRY)	8.50	4-15-2015	1,000,000	509,756

				803,275

Ireland: 0.76%
RZD Capital Limited (Industrials, Road & Rail, RUB)	8.30	4-2-2019	6,500,000	204,906

Luxembourg: 4.37%
European Investment Bank (Financials, Commercial Banks, ZAR)	6.00	10-21-2019	8,500,000	791,513
European Investment Bank (Financials, Commercial Banks, HUF)	6.50	1-5-2015	80,000,000	381,306

				1,172,819

Mexico: 1.50%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, MXN)	6.45	12-5-2022	3,000,000	217,101
Petroleos Mexicanos Company (Energy, Oil, Gas & Consumable Fuels, MXN)	7.65	11-24-2021	2,300,000	186,341

				403,442

Netherlands: 0.82%
Rabobank Nederland (Financials, Commercial Banks, TRY)	6.13	5-2-2017	460,000	219,510

Russia: 0.76%
Sberbank Rossii (Financials, Commercial Banks, RUB)	7.00	1-31-2016	6,500,000	202,616

South Africa: 0.50%
Foodcorp Limited (Consumer Staples, Food & Staples Retailing, EUR)	8.75	3-1-2018	90,000	134,417

United States: 5.11%
Inter-American Development Bank (Financials, Commercial Banks, MXN)	8.00	1-26-2016	12,500,000	1,052,713
International Bank for Reconstruction & Development (Financials, Diversified Financial Services, MXN)	7.50	3-5-2020	3,600,000	317,060

				1,369,773

Total Foreign Corporate Bonds and Notes (Cost $5,164,073)				4,681,497

Foreign Government Bonds @: 75.93%
Brazil (BRL)	8.50	1-5-2024	2,025,000	824,843
Brazil (BRL)	10.00	1-1-2017	4,965,000	2,207,703
Chile (CLP)	5.50	8-5-2020	238,000,000	473,909
Colombia (COP)	7.75	4-14-2021	975,000,000	589,271
Hungary (HUF)	6.75	11-24-2017	258,000,000	1,284,890
Indonesia (IDR)	7.38	9-15-2016	14,700,000,000	1,322,315
Malaysia (MYR)	3.26	3-1-2018	3,400,000	1,073,275
Malaysia (MYR)	4.26	9-15-2016	3,125,000	1,020,761
Mexico (MXN)	7.75	11-13-2042	15,065,000	1,209,730
Nigeria (NGN)	15.10	4-27-2017	80,000,000	541,814

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Local Bond Fund	Portfolio of investments—October 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
Poland (PLN)	4.00%	10-25-2023	6,500,000	$2,079,236
Republic of South Africa (ZAR)	2.00	1-31-2025	1,879,481	192,812
Republic of South Africa (ZAR)	2.60	3-31-2028	10,328,326	1,107,142
Romania (RON)	6.00	4-30-2016	1,800,000	577,722
Russia (RUB)	7.00	1-25-2023	53,500,000	1,659,846
Russia (RUB)	7.50	3-15-2018	25,400,000	819,719
Thailand (THB)	3.25	6-16-2017	39,750,000	1,281,140
Turkey (TRY)	6.30	2-14-2018	1,590,000	747,509
Turkey (TRY)	9.00	3-8-2017	2,600,000	1,338,910

Total Foreign Government Bonds (Cost $21,779,918)				20,352,547

Yankee Corporate Bonds and Notes: 3.16%

Brazil: 1.29%
ITAU Unibanco Holding SA (Financials, Commercial Banks)	5.13	5-13-2023	$200,000	187,400
Petroplus International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.75	1-20-2020	150,000	158,394

				345,794

Netherlands: 0.72%
Lukoil International Finance BV (Energy, Oil, Gas & Consumable Fuels)	4.56	4-24-2023	200,000	191,250

United Kingdom: 1.15%
Sable International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	7.75	2-15-2017	110,000	115,775
Vedanta Resources plc (Materials, Metals & Mining) 144A	6.00	1-31-2019	200,000	193,000

				308,775

Total Yankee Corporate Bonds and Notes (Cost $857,328)				845,819

	Yield		Shares

Short-Term Investments: 1.55%

Investment Companies: 1.55%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08		414,643	414,643

Total Short-Term Investments (Cost $414,643)				414,643

Total investments in securities
(Cost $28,215,962) *	98.10%	26,294,506
Other assets and liabilities, net	1.90	510,171

Total net assets	100.00%	$26,804,677

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

@	Foreign bond principal is denominated in local currency.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $28,208,181 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$406,248
Gross unrealized depreciation	(2,319,923)

Net unrealized depreciation	(1,913,675)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2013	Wells Fargo Advantage Emerging Markets Local Bond Fund	11

Assets
Investments
In unaffiliated securities, at value (see cost below)	$25,879,863
In affiliated securities, at value (see cost below)	414,643

Total investments, at value (see cost below)	26,294,506
Foreign currency, at value (see cost below)	13,791
Receivable for interest	503,234
Unrealized gains on forward foreign currency contracts	90,668
Prepaid expenses and other assets	19,793

Total assets	26,921,992

Liabilities
Unrealized losses on forward foreign currency contracts	55,242
Advisory fee payable	2,665
Distribution fees payable	334
Due to other related parties	3,261
Shareholder report expenses payable	12,029
Professional fees payable	35,249
Accrued expenses and other liabilities	8,535

Total liabilities	117,315

Total net assets	$26,804,677

NET ASSETS CONSIST OF
Paid-in capital	$27,812,599
Undistributed net investment income	558,644
Accumulated net realized gains on investments	315,176
Net unrealized losses on investments	(1,881,742)

Total net assets	$26,804,677

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$736,174
Shares outstanding – Class A	76,028
Net asset value per share – Class A	$9.68
Maximum offering price per share – Class A2	$10.14
Net assets – Class C	$524,836
Shares outstanding – Class C	54,221
Net asset value per share – Class C	$9.68
Net assets – Administrator Class	$12,753,733
Shares outstanding – Administrator Class	1,316,225
Net asset value per share – Administrator Class	$9.69
Net assets – Institutional Class	$12,789,934
Shares outstanding – Institutional Class	1,320,953
Net asset value per share – Institutional Class	$9.68

Investments in unaffiliated securities, at cost	$27,801,319

Investments in affiliated securities, at cost	$414,643

Total investments, at cost	$28,215,962

Foreign currency, at cost	$13,791

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Local Bond Fund	Statement of operations—year ended October 31, 2013

Investment income
Interest**	$1,539,051
Income from affiliated securities	413

Total investment income	1,539,464

Expenses
Advisory fee	179,179
Administration fees
Fund level	13,783
Class A	1,181
Class C	898
Administrator Class	13,121
Institutional Class	10,516
Shareholder servicing fees
Class A	1,845
Class C	1,403
Administrator Class	32,804
Distribution fees
Class C	4,210
Custody and accounting fees	33,239
Professional fees	42,210
Registration fees	81,776
Shareholder report expenses	23,764
Trustees’ fees and expenses	17,061
Other fees and expenses	6,428

Total expenses	463,418
Less: Fee waivers and/or expense reimbursements	(180,584)

Net expenses	282,834

Net investment income	1,256,630

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	832,194
Forward foreign currency contract transactions	(341)

Net realized gains on investments	831,853

Net change in unrealized gains (losses) on:
Unaffiliated securities	(2,927,598)
Forward foreign currency contract transactions	(20,272)

Net change in unrealized gains (losses) on investments	(2,947,870)

Net realized and unrealized gains (losses) on investments	(2,116,017)

Net decrease in net assets resulting from operations	$(859,387)

** Net of foreign interest withholding taxes in the amount of	$9,697

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Emerging Markets Local Bond Fund	13

	Year ended October 31, 2013		Year ended October 31, 2012[1]

Operations
Net investment income		$1,256,630		$315,569
Net realized gains on investments		831,853		1,056,816
Net change in unrealized gains (losses) on investments		(2,947,870)		1,066,128

Net increase (decrease) in net assets resulting from operations		(859,387)		2,438,513

Distributions to shareholders from
Net investment income
Class A		(43,800)		(5,880)
Class C		(31,393)		(4,142)
Administrator Class		(835,457)		(143,107)
Institutional Class		(872,324)		(154,350)
Net realized gains
Class A		(10,611)		0
Class C		(10,327)		0
Administrator Class		(237,700)		0
Institutional Class		(237,957)		0

Total distributions to shareholders		(2,279,569)		(307,479)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	30,903	325,284	53,037	532,766
Class C	4,297	46,499	50,000	500,000
Administrator Class	0	0	1,200,000	12,000,000
Institutional Class	0	0	1,200,000	12,000,000

		371,783		25,032,766

Reinvestment of distributions
Class A	5,235	54,411	554	5,880
Class C	3,981	41,720	391	4,142
Administrator Class	102,729	1,073,157	13,496	143,107
Institutional Class	106,394	1,110,281	14,559	154,350

		2,279,569		307,479

Payment for shares redeemed
Class A	(13,701)	(134,299)	0	0
Class C	(4,448)	(44,699)	0	0

		(178,998)		0

Net increase in net assets resulting from capital share transactions		2,472,354		25,340,245

Total increase (decrease) in net assets		(666,602)		27,471,279

Net assets
Beginning of period		27,471,279		0

End of period		$26,804,677		$27,471,279

Undistributed net investment income		$558,644		$568,508

1.	For the period from May 31, 2012 (commencement of operations) to October 31, 2012

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Local Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012[1]
Net asset value, beginning of period	$10.85	$10.00
Net investment income	0.44	0.11
Net realized and unrealized gains (losses) on investments	(0.76)	0.85

Total from investment operations	(0.32)	0.96
Distributions to shareholders from
Net investment income	(0.65)	(0.11)
Net realized gains	(0.20)	0.00

Total distributions to shareholders	(0.85)	(0.11)
Net asset value, end of period	$9.68	$10.85
Total return[2]	(3.28)%	9.67%
Ratios to average net assets (annualized)
Gross expenses	1.84%	2.20%
Net expenses	1.23%	1.23%
Net investment income	4.41%	2.62%
Supplemental data
Portfolio turnover rate	85%	120%
Net assets, end of period (000s omitted)	$736	$581

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Local Bond Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012[1]
Net asset value, beginning of period	$10.85	$10.00
Net investment income	0.36	0.08
Net realized and unrealized gains (losses) on investments	(0.75)	0.85

Total from investment operations	(0.39)	0.93
Distributions to shareholders from
Net investment income	(0.58)	(0.08)
Net realized gains	(0.20)	0.00

Total distributions to shareholders	(0.78)	(0.08)
Net asset value, end of period	$9.68	$10.85
Total return[2]	(4.00)%	9.35%
Ratios to average net assets (annualized)
Gross expenses	2.60%	2.95%
Net expenses	1.98%	1.98%
Net investment income	3.59%	1.89%
Supplemental data
Portfolio turnover rate	85%	120%
Net assets, end of period (000s omitted)	$525	$547

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Local Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012[1]
Net asset value, beginning of period	$10.85	$10.00
Net investment income	0.46	0.12
Net realized and unrealized gains (losses) on investments	(0.76)	0.85

Total from investment operations	(0.30)	0.97
Distributions to shareholders from
Net investment income	(0.66)	(0.12)
Net realized gains	(0.20)	0.00

Total distributions to shareholders	(0.86)	(0.12)
Net asset value, end of period	$9.69	$10.85
Total return[2]	(3.13)%	9.72%
Ratios to average net assets (annualized)
Gross expenses	1.79%	2.16%
Net expenses	1.10%	1.10%
Net investment income	4.48%	2.77%
Supplemental data
Portfolio turnover rate	85%	120%
Net assets, end of period (000s omitted)	$12,754	$13,166

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Local Bond Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012[1]
Net asset value, beginning of period	$10.85	$10.00
Net investment income	0.48	0.13
Net realized and unrealized gains (losses) on investments	(0.76)	0.85

Total from investment operations	(0.28)	0.98
Distributions to shareholders from
Net investment income	(0.69)	(0.13)
Net realized gains	(0.20)	0.00

Total distributions to shareholders	(0.89)	(0.13)
Net asset value, end of period	$9.68	$10.85
Total return[2]	(2.97)%	9.82%
Ratios to average net assets (annualized)
Gross expenses	1.52%	1.94%
Net expenses	0.90%	0.90%
Net investment income	4.68%	2.97%
Supplemental data
Portfolio turnover rate	85%	120%
Net assets, end of period (000s omitted)	$12,790	$13,177

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	19

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$516,480	$(516,480)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any

20	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Foreign corporate bonds and notes	$0	$4,681,497	$0	$4,681,497
Foreign government bonds	0	20,352,547	0	20,352,547
Yankee corporate bonds and notes	0	845,819	0	845,819
Short-term investments
Investment companies	414,643	0	0	414,643
	$414,643	$25,879,863	$0	$26,294,506

As of October 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$35,426	$0	$35,426

+	Amount represents the net unrealized gains.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.65% and declining to 0.55% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.65% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	21

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.23% for Class A shares, 1.98% for Class C shares, 1.10% for Administrator Class, and 0.90% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $353 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $24,438,191 and $22,737,943, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2013, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive	U.S. value at October 31, 2013	In exchange for U.S. $	Unrealized gains (losses)
11-7-2013	State Street Bank	34,000,000 THB	$1,092,163	$1,078,851	$13,312
11-27-2013	State Street Bank	630,000 MYR	199,324	191,577	7,747
11-27-2013	State Street Bank	3,600,000 MYR	1,138,993	1,081,731	57,262
12-9-2013	State Street Bank	260,000 PLN	84,226	85,383	(1,157)
12-9-2013	State Street Bank	3,250,000 PLN	1,052,828	1,049,264	3,564

22	Wells Fargo Advantage Emerging Markets Local Bond Fund	Notes to financial statements

Forward foreign currency contracts to sell:

Exchange Date	Counterparty	Contracts to deliver	U.S. value at October 31, 2013	In exchange for U.S. $	Unrealized gains (losses)
11-7-2013	State Street Bank	34,000,000 THB	$1,092,163	$1,057,050	$(35,113)
11-26-2013	State Street Bank	12,350,000 MXN	944,911	925,939	(18,972)
1-30-2014	State Street Bank	2,510,000 TRY	1,238,103	1,246,886	8,783

The Fund had average contract amounts of $3,957,623 and $3,746,908 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $58 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,279,569 and $307,479 of ordinary income for the year ended October 31, 2013 and the five months ended October 31, 2012, respectively.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized losses
$853,072	$12,967	$(1,873,961)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Local Bond Fund	23

11. SUBSEQUENT DISTRIBUTIONS

On November 22, 2013 the Fund declared distributions from net investment income to shareholders of record on November 21, 2013. The per share amounts payable on November 25, 2013 were as follows:

Net investment income
Class A	$0.03618
Class C	0.03036
Administrator Class	0.03672
Institutional Class	0.03886

On December 9, 2013, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 6, 2013. The per share amounts payable on December 10, 2013 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.10886	$0.00468
Class C	0.10886	0.00468
Administrator Class	0.10886	0.00468
Institutional Class	0.10886	0.00468

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

24	Wells Fargo Advantage Emerging Markets Local Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Local Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets and the financial highlights for the year then ended and the period from May 31, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Local Bond Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	25

TAX INFORMATION

For the fiscal year ended October 31, 2013, $496,595 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Emerging Markets Local Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Local Bond Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Emerging Markets Local Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220799 12-13 A261/AR261 10-13

Wells Fargo Advantage

International Bond Fund

Annual Report

October 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage International Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage International Bond Fund for the 12-month period that ended October 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Most investment-grade bond sectors correspondingly experienced price declines and rising yields during much of 2013. Below-investment-grade securities tended to perform better as their higher-yield spreads cushioned some of the yield increases from the Treasury markets and then rallied later in the period. Structured products generally protected their pricing better, particularly U.S. commercial mortgage-backed securities. But, high-yield corporate securities performed better than investment-grade sectors over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The period began on the heels of strengthening confidence in the credit markets.

In November and December 2012, most investment-grade sectors began to throttle down from a credit rally that lasted through much of September and October 2012. U.S. Treasuries and treasury inflation-protected securities rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields began to reverse course, shifting higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in many investment-grade security prices. High-yield securities continued to perform positively during these months, seemingly benefiting from sustained investor appetite for higher yield and growing confidence in corporate earnings.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, which was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all of the price losses endured in January 2013 and, in fact, crossing over into positive gains.

Unfortunately for the core bond investment-grade markets, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price.

Letter to shareholders (unaudited)	Wells Fargo Advantage International Bond Fund	3

The depreciating trends for bonds deepened in mid-June 2013 on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally capitulating to yet another sustained rally in equities and a modest retreat in bond prices. Both investment-grade bonds and high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were more mixed, with slightly negative returns in the highest-quality securities to modestly positive the lower down the credit tiers. In September and October 2013, investment-grade and high-yield bond markets began generating positive returns yet again, as the Fed backtracked on its intentions to taper quantitative easing, postponing it until 2014 at the earliest. Bond markets rallied on the news through the end of the period.

On the whole, the declines in bond prices during May, June, and August 2013 culminated in slightly negative returns across the investment-grade markets during the full period. High-yield markets performed significantly better and generated positive returns for the full 12-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices before relaxing in September and October 2013. Investment-grade securities generally declined, while high-yield securities benefited from yield cushioning and a stronger investor appetite for equity-correlated returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices before relaxing in September and October 2013. Investment-grade securities generally declined, while high-yield securities benefited from yield cushioning and a stronger investor appetite for equity-correlated returns.

4	Wells Fargo Advantage International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESIYX)	9-30-2003	(7.55)	6.18	4.85	(3.18)	7.16	5.33	1.04	1.03
Class B (ESIUX)*	9-30-2003	(8.66)	6.06	4.82	(3.90)	6.37	4.82	1.79	1.78
Class C (ESIVX)	9-30-2003	(4.84)	6.39	4.58	(3.84)	6.39	4.58	1.79	1.78
Class R6 (ESIRX)	11-30-2012	–	–	–	(2.69)	7.53	5.65	0.66	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	(2.98)	7.36	5.51	0.98	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	(2.78)	7.51	5.64	0.71	0.70
BofA Merrill Lynch Global Broad Market Ex. U.S. Index[4]	–	–	–	–	(1.96)	6.04	5.37	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Bond Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2015, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The BofA Merrill Lynch Global Broad Market Ex. U.S. Index tracks the performance of investment grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the BofA Merrill Lynch Global Broad Market Ex. U.S. Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage International Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, BofA Merrill Lynch Global Broad Market Ex. U.S. Index, during the period, primarily due to specific securities that detracted from performance.

■	Our country weightings and sector allocations were positive contributors to performance.

■	Currency management had a broadly neutral impact on returns.

■	The Fund’s shorter duration positioning had a positive impact over the period.

Allocations to smaller economies added value but specific securities detracted.

The Fund’s overweight allocations in Hungary, Mexico, Malaysia, Poland, Russia, and South Africa, while remaining underweight in the major markets of Japan, the U.K., and core-Europe, added value. Duration positioning had a positive effect. Being underweight in longer duration bonds while overweight in the 3-year to 10-year maturity ranges added value.

Off-index allocations in high yield and emerging debt were both contributors to performance. Our underweight in Japanese yen was the main positive contributor to currency performance. Positive currency performance was partly offset by the hedge cost, leaving currency positioning a small positive overall. Security selection was a detractor, particularly our holdings of Brazilian globals that were affected negatively by the removal of Brazilian tax levied when purchasing local delivery bonds.

Ten largest long-term holdings[6] (%) as of October 31, 2013
Italy Buoni Poliennali del Tesoro, 4.50%, 3-1-2024	4.77
Malaysia, 3.31%, 10-31-2017	4.45
Bonos y Obligaciones del Estado, 5.40%, 1-31-2023	4.37
Mexico, 7.75%, 11-13-2042	4.33
Bonos y Obligaciones del Estado, 3.75%, 10-31-2018	3.89
Italy Buoni Poliennali del Tesoro, 4.00%, 2-1-2017	3.88
New Zealand, 5.50%, 4-15-2023	3.67
Poland, 5.25%, 10-25-2020	3.24
Brazil, 10.00%, 1-1-2017	2.98
Australian Government Bond, 5.50%, 1-21-2018	2.66

Quantitative easing from central banks continued, but worries of a reduction by the U.S. Federal Reserve (Fed) led to an increase in volatility.

The U.S. economy has managed to retain some growth, on a relative basis, though that growth has remained low by historical standards. Optimistic forecasts from earlier in the year did not come to pass, thus the Fed reneged on its intentions to reduce levels of quantitative easing.

Eurozone problems appear to have somewhat subsided with action taken by European authorities who displayed a firm commitment to supporting the member countries. Yields in the eurozone periphery countries declined and spreads to Germany bonds narrowed. However, the eurozone economy continued to struggle. Despite a slight improvement in growth, the inflation picture is one of a region sliding into deflation.

In Japan, stimulus measures combined with currency weakness have contributed to improved growth and higher inflation. The Japanese yen has weakened significantly, but the bond market has seen stable yields during a period of increased volatility in fixed-income markets.

We continue to be underweight in what we view as the highly developed economies of the U.S., Japan, and core Europe in favor of the more dynamic, less debt-burdened economies that still provide higher yields. Allocations to the sovereign markets in both Italy and Spain have added value as eurozone worries have subsided. We maintained a slightly overweight exposure in both investment-grade credit and inflation-linked sovereigns as well as an off-index position in high yield debt securities. We continued to remain underweight in the major currencies while having diversified exposures in the currencies of smaller economies.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Bond Fund	7

Portfolio allocation[7] as of October 31, 2013

The outlook remains better for smaller economies with higher yields, stronger fundamentals, and lower deficits.

We continue to question where sustainable growth can emerge from in the developed world. We believe global growth will continue to be hampered by debt levels that have been rising sharply since 2008. We further believe that governments will face the constant battle between growth and deficit reduction.

Our strategic view continues to remain underweight in the developed, industrialized, lower-yielding economies with structural problems and overweight in those economies that not only have higher yields but also have healthier, more sustainable growth, lower deficits (in some cases, surpluses), and central banks that have the ability to maneuver freely.

Therefore, from a portfolio view, we believe it continues to be an easy decision to remain underweight in the bond markets of the U.S., the U.K., the eurozone, and Japan, in favor of a diversified overweight exposure in the smaller, healthier economies, as we have done throughout much of the recent period. Similarly, we believe the currencies of those old, developed markets will likely need to decline over the long-term.

Please see footnotes on page 5.

8	Wells Fargo Advantage International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$969.18	$5.11	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Class B
Actual	$1,000.00	$965.72	$8.82	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class C
Actual	$1,000.00	$966.32	$8.82	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.23	$9.05	1.78%
Class R6
Actual	$1,000.00	$971.77	$3.23	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%
Administrator Class
Actual	$1,000.00	$970.84	$4.22	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Institutional Class
Actual	$1,000.00	$971.75	$3.48	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments— October 31, 2013	Wells Fargo Advantage International Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 0.62%

United States: 0.62%
JPMorgan Chase & Company (Financials, Diversified Financial Services)	3.25%	9-23-2022	$7,500,000	$7,241,423
NBCUniversal Media LLC (Consumer Discretionary, Media)	2.88	1-15-2023	2,600,000	2,507,141

Total Corporate Bonds and Notes (Cost $10,260,119)				9,748,564

Foreign Corporate Bonds and Notes @: 20.17%

Australia: 0.76%
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.75	5-16-2022	8,000,000	12,015,929

Brazil: 0.32%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75	5-22-2018	13,500,000	5,010,825

Finland: 0.79%
Nordic Investment Bank (Financials, Commercial Banks, AUD)	5.00	4-19-2022	13,000,000	12,497,415

France: 1.75%
Casino Guichard Perrachon SA (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	3.31	1-25-2023	4,300,000	5,934,678
Casino Guichard Perrachon SA (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	4.73	5-26-2021	3,500,000	5,394,267
Pernod Ricard SA (Consumer Staples, Beverages, EUR)	4.88	3-18-2016	3,750,000	5,537,041
Pernod Ricard SA (Consumer Staples, Beverages, EUR)	5.00	3-15-2017	1,900,000	2,882,604
Veolia Environnement (Utilities, Multi-Utilities, EUR)	4.25	1-6-2021	5,200,000	7,931,932

				27,680,522

Germany: 1.77%
Daimler AG (Consumer Discretionary, Automobiles, EUR)	2.00	6-25-2021	5,050,000	6,780,580
KfW (Financials, Commercial Banks, NOK)	3.75	9-25-2015	35,500,000	6,157,376
KfW (Financials, Commercial Banks, AUD)	6.25	5-19-2021	11,700,000	12,186,818
Unitymedia Hessen GmbH & Company (Consumer Discretionary, Media, EUR) 144A	5.13	1-21-2023	1,700,000	2,264,111
Unitymedia Hessen GmbH & Company (Consumer Discretionary, Media, EUR) 144A	5.75	1-15-2023	500,000	699,458

				28,088,343

Ireland: 0.32%
AG Spring Finance II Limited (Financials, Diversified Financial Services, EUR) 144A	7.50	6-1-2018	3,600,000	5,132,292

Italy: 0.28%
Luxottica Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods, EUR)	3.63	3-19-2019	3,000,000	4,446,590

Luxembourg: 3.22%
Befesa Zinc Aser SA (Utilities, Water Utilities, EUR)	8.88	5-15-2018	4,025,000	5,874,811
European Investment Bank (Financials, Commercial Banks, AUD)	6.50	8-7-2019	22,400,000	23,376,698
Fiat Industrial SpA (Financials, Consumer Finance, EUR)	6.25	3-9-2018	3,000,000	4,648,757
Gestamp Funding Luxembourg SA (Consumer Discretionary, Auto Components, EUR)	5.88	5-31-2020	1,500,000	2,118,089
Heidelbergcement AG (Industrials, Building Products, EUR)	8.50	10-31-2019	1,730,000	2,991,919

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage International Bond Fund	Portfolio of investments—October 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Luxembourg (continued)
Numericable Finance & Company SCA (Financials, Diversified Financial Services, EUR)	12.38%	2-15-2019	2,340,000	$3,796,865
Servus Luxembourg Holding SCA (Consumer Discretionary, Automobiles, EUR) 144A	7.75	6-15-2018	2,550,000	3,606,810
Sunrise Communications (Telecommunication Services, Diversified Telecommunication Services, EUR)	7.00	12-31-2017	200,000	287,300
Telenet Finance V Luxemburg SCA (Consumer Discretionary, Media, EUR)	6.25	8-15-2022	3,000,000	4,248,398

				50,949,647

Mexico: 0.71%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, EUR)	3.00	7-12-2021	8,000,000	11,242,273

Netherlands: 2.68%
Bank Nederlandse Gemeenten (Financials, Commercial Banks, EUR)	2.63	9-1-2020	9,250,000	13,323,281
BMW Finance NV (Financials, Consumer Finance, EUR)	3.25	1-14-2019	3,500,000	5,167,990
Heineken NV (Consumer Staples, Beverages, EUR)	2.13	8-4-2020	6,000,000	8,164,092
Interxion Holding NV (Telecommunication Services, Wireless Telecommunication Services, EUR) 144A	6.00	7-15-2020	1,600,000	2,270,982
Nokia Siemens Networks (Telecommunication Services, Diversified Telecommunication Services, EUR) 144A	6.75	4-15-2018	500,000	737,869
UPC Holdings BV (Consumer Discretionary, Media, EUR)	8.38	8-15-2020	1,635,000	2,441,912
Ziggo Holding BV (Consumer Discretionary, Media, EUR)	3.63	3-27-2020	7,600,000	10,267,300

				42,373,426

New Zealand: 0.54%
General Electric Capital Corporation (Financials, Diversified Financial Services, NZD)	4.25	1-17-2018	10,600,000	8,569,323

Russia: 0.03%
Sberbank Rossii (Financials, Commercial Banks, RUB)	7.00	1-31-2016	14,200,000	442,638

South Africa: 0.01%
Foodcorp Limited (Consumer Staples, Food & Staples Retailing, EUR)	8.75	3-1-2018	100,000	149,352

Spain: 0.26%
Telefonica Emisiones S.A.U. (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.99	1-23-2023	3,000,000	4,157,316

Switzerland: 0.32%
Eurofima (Financials, Commercial Banks, AUD)	6.25	12-28-2018	5,000,000	5,119,836

United Kingdom: 4.89%
Anglian Water Osprey Financing plc (Utilities, Water Utilities, GBP)	7.00	1-31-2018	4,000,000	6,974,787
Arqiva Broadcast Finance plc (Consumer Discretionary, Media, GBP) 144A	9.50	3-31-2020	800,000	1,401,371
B.A.T. International Finance plc (Financials, Diversified Financial Services, EUR)	2.75	3-25-2025	4,950,000	6,678,719
B.A.T. International Finance plc (Financials, Diversified Financial Services, EUR)	3.63	11-9-2021	4,000,000	5,982,395
Bakkavor Finance 2 plc (Consumer Staples, Food & Staples Retailing, GBP)	8.25	2-15-2018	900,000	1,544,073
Bakkavor Finance 2 plc (Consumer Staples, Food & Staples Retailing, GBP)	8.75	6-15-2020	700,000	1,232,373
Heathrow Funding Limited (Industrials, Transportation Infrastructure, EUR)	4.60	2-15-2020	5,450,000	8,341,276
Imperial Tobacco Finance Company (Consumer Staples, Tobacco, EUR)	4.50	7-5-2018	5,000,000	7,630,565
Imperial Tobacco Finance Company (Consumer Staples, Tobacco, EUR)	5.00	12-2-2019	4,100,000	6,478,910

The accompanying notes are an integral part of these financial statements.

Portfolio of investments— October 31, 2013	Wells Fargo Advantage International Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

United Kingdom (continued)
Jaguar Land Rover plc (Consumer Discretionary, Automobiles, GBP)	8.25%	3-15-2020	3,355,000	$6,051,830
National Grid plc (Utilities, Multi-Utilities, EUR)	4.38	3-10-2020	6,511,000	10,173,441
Nationwide Building Society (Financials, Diversified Financial Services, EUR)	3.13	4-3-2017	4,000,000	5,755,988
Phones4u Finance plc (Telecommunication Services, Diversified Telecommunication Services, GBP)	9.50	4-1-2018	2,410,000	4,091,407
United Utilities plc (Utilities, Water Utilities, EUR)	4.25	1-24-2020	1,778,000	2,710,841
Virgin Media Finance plc (Telecommunication Services, Diversified Telecommunication Services, GBP)	8.88	10-15-2019	1,431,000	2,492,935

				77,540,911

United States: 1.52%
Anheuser-Busch InBev NV (Consumer Staples, Beverages, EUR)	2.88	9-25-2024	5,000,000	6,929,531
EP Energy LLC (Energy, Oil, Gas & Consumable Fuels, EUR)	5.88	11-1-2019	7,500,000	11,061,414
General Electric Capital Corporation (Financials, Diversified Financial Services, EUR)	2.63	3-15-2023	3,500,000	4,745,170
General Electric Capital Corporation (Financials, Diversified Financial Services, AUD)	6.00	3-15-2019	1,405,000	1,405,758

				24,141,873

Total Foreign Corporate Bonds and Notes (Cost $305,786,270)				319,558,511

Foreign Government Bonds @: 73.95%
Australian Government Bond (AUD)	2.71	9-20-2030	30,500,000	34,078,507
Australian Government Bond (AUD)	5.50	1-21-2018	41,000,000	42,221,320
Australian Government Bond Series 133 (AUD)	5.50	4-21-2023	16,295,000	17,278,630
Australian Government Bond Series 25CI (AUD)	3.33	9-20-2025	22,380,000	26,961,982
Bonos y Obligaciones del Estado (EUR)	3.75	10-31-2018	43,500,000	61,610,623
Bonos y Obligaciones del Estado 144A (EUR)	5.40	1-31-2023	46,000,000	69,264,222
Brazil (BRL)	8.50	1-5-2024	48,285,000	19,667,915
Brazil (BRL)	10.00	1-1-2017	106,280,000	47,257,737
Canada (NZD)	6.25	6-16-2015	8,150,000	6,999,566
Chile (CLP)	5.50	8-5-2020	291,500,000	580,439
Colombia (COP)	7.75	4-14-2021	1,675,000,000	1,012,338
Germany (NOK)	4.00	3-4-2016	40,000,000	7,006,828
Hungary (HUF)	6.00	11-24-2023	3,184,050,000	15,222,041
Hungary (HUF)	6.75	11-24-2017	777,000,000	3,869,610
Hungary (HUF)	7.00	6-24-2022	4,900,000,000	24,848,785
Indonesia (IDR)	7.38	9-15-2016	39,330,000,000	3,537,868
Italy Buoni Poliennali del Tesoro (EUR)	4.00	2-1-2017	42,850,000	61,449,248
Italy Buoni Poliennali del Tesoro (EUR)	4.50	3-1-2024	53,825,000	75,580,221
Korea (KRW)	2.75	9-10-2017	26,840,000,000	25,075,278
Korea (KRW)	5.25	9-10-2015	11,400,000,000	11,224,134
Korea (KRW)	5.25	3-10-2027	33,590,000,000	37,356,545
Malaysia (MYR)	3.26	3-1-2018	7,450,000	2,351,736
Malaysia (MYR)	3.31	10-31-2017	223,000,000	70,566,810
Malaysia (MYR)	4.26	9-15-2016	14,875,000	4,858,823
Mexico (MXN)	7.25	12-15-2016	39,900,000	3,304,453
Mexico (MXN)	7.75	11-13-2042	854,950,000	68,653,063
New South Wales Treasury (AUD)	6.00	2-1-2018	15,000,000	15,516,860
New Zealand (NZD)	5.50	4-15-2023	65,725,000	58,150,404
Nigeria (NGN)	15.10	4-27-2017	170,000,000	1,151,354

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage International Bond Fund	Portfolio of investments—October 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
Norway (NOK)	3.75%	5-25-2021	167,000,000	$30,224,137
Poland (PLN)	4.00	10-25-2023	86,950,000	27,813,782
Poland (PLN)	5.25	10-25-2020	146,300,000	51,387,735
Province of Ontario (AUD)	6.25	9-29-2020	13,600,000	13,911,029
Queensland Treasury (AUD)	5.75	7-22-2024	11,000,000	11,118,407
Queensland Treasury (AUD)	6.00	2-21-2018	15,000,000	15,475,803
Republic of South Africa (ZAR)	2.00	1-31-2025	248,086,135	25,450,604
Republic of South Africa (ZAR)	2.60	3-31-2028	22,132,128	2,372,447
Republic of South Africa (ZAR)	3.45	12-7-2033	17,146,397	2,045,519
Republic of South Africa (ZAR)	6.50	2-28-2041	22,300,000	1,661,668
Republic of South Africa (ZAR)	7.75	2-28-2023	143,000,000	14,380,127
Romania (RON)	6.00	4-30-2016	3,850,000	1,235,684
Russia (RUB)	7.00	1-25-2023	129,500,000	4,017,758
Russia (RUB)	7.50	3-15-2018	1,203,800,000	38,849,512
Sweden (SEK)	1.50	11-13-2023	216,400,000	31,095,238
Sweden (SEK)	4.25	3-12-2019	234,000,000	40,805,241
Thailand (THB)	3.25	6-16-2017	105,250,000	3,392,202
Turkey (TRY)	6.30	2-14-2018	77,655,000	36,508,061
Turkey (TRY)	9.00	3-8-2017	6,350,000	3,270,031

Total Foreign Government Bonds (Cost $1,206,841,650)				1,171,672,325

Yankee Corporate Bonds and Notes: 3.49%

Bermuda: 0.37%
Qtel International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	4.75	2-16-2021	$5,550,000	5,896,875

Brazil: 0.44%
ITAU Unibanco Holding SA (Financials, Commercial Banks)	5.13	5-13-2023	7,350,000	6,886,950

Cayman Islands: 0.86%
International Petroleum Investment Company Limited (Energy, Oil, Gas & Consumable Fuels)	5.00	11-15-2020	5,700,000	6,191,625
Petrobras International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.38	1-27-2021	860,000	874,141
Petroplus International Finance Company (Energy, Oil, Gas & Consumable Fuels)	5.75	1-20-2020	6,185,000	6,531,125

				13,596,891

Mexico: 0.12%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services)	3.13	7-16-2022	2,000,000	1,882,466

Netherlands: 0.45%
Lukoil International Finance BV (Energy, Oil, Gas & Consumable Fuels)	4.56	4-24-2023	500,000	478,125
Mubadala Development Company (Energy, Oil, Gas & Consumable Fuels)	5.50	4-20-2021	3,200,000	3,576,000
Myriad International Holdings BV (Consumer Discretionary, Media)	6.00	7-18-2020	2,950,000	3,141,750

				7,195,875

The accompanying notes are an integral part of these financial statements.

Portfolio of investments— October 31, 2013	Wells Fargo Advantage International Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Peru: 0.43%
Banco De Credito Del Peru (Financials, Commercial Banks) 144A (i)	4.25%	4-1-2023	$7,235,000	$6,891,338

United Kingdom: 0.65%
British Sky Broadcasting Group plc (Consumer Discretionary, Media) 144A	3.13	11-26-2022	2,900,000	2,757,813
HSBC Holdings plc (Financials, Commercial Banks)	4.00	3-30-2022	3,000,000	3,104,157
Sable International Finance Limited (Telecommunication Services, Diversified Telecommunication Services)	7.75	2-15-2017	2,795,000	2,941,738
Vedanta Resources plc (Materials, Metals & Mining) 144A	6.00	1-31-2019	1,600,000	1,544,000

				10,347,708

United States: 0.17%
Iron Mountain Incorporated (Industrials, Commercial Services & Supplies)	6.75	10-15-2018	1,920,000	2,635,815

Total Yankee Corporate Bonds and Notes (Cost $54,519,120)				55,333,918

	Yield		Shares
Short-Term Investments: 0.13%

Investment Companies: 0.13%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08		2,051,113	2,051,113

Total Short-Term Investments (Cost $2,051,113)				2,051,113

Total investments in securities
(Cost $1,579,458,272) *	98.36%	1,558,364,431
Other assets and liabilities, net	1.64	25,951,516

Total net assets	100.00%	$1,584,315,947

@	Foreign bond principal is denominated in local currency.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(i)	Illiquid security for which the designation of illiquid is unaudited.

*	Cost for federal income tax purposes is $1,579,603,519 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$33,787,587
Gross unrealized depreciation	(55,026,675)

Net unrealized depreciation	$(21,239,088)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Bond Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$1,556,313,318
In affiliated securities, at value (see cost below)	2,051,113

Total investments, at value (see cost below)	1,558,364,431
Foreign currency, at value (see cost below)	5,998,752
Receivable for Fund shares sold	2,610,589
Receivable for interest	20,561,441
Unrealized gains on forward foreign currency contracts	7,137,387
Prepaid expenses and other assets	16,229

Total assets	1,594,688,829

Liabilities
Payable for investments purchased	734,814
Payable for Fund shares redeemed	1,676,218
Unrealized losses on forward foreign currency contracts	6,778,751
Advisory fee payable	632,603
Distribution fees payable	11,715
Due to other related parties	190,479
Accrued expenses and other liabilities	348,302

Total liabilities	10,372,882

Total net assets	$1,584,315,947

NET ASSETS CONSIST OF
Paid-in capital	$1,553,514,346
Overdistributed net investment income	(285,123)
Accumulated net realized gains on investments	51,816,385
Net unrealized losses on investments	(20,729,661)

Total net assets	$1,584,315,947

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$113,846,405
Shares outstanding – Class A	10,054,358
Net asset value per share – Class A	$11.32
Maximum offering price per share – Class A2	$11.85
Net assets – Class B	$1,998,038
Shares outstanding – Class B	177,294
Net asset value per share – Class B	$11.27
Net assets – Class C	$16,096,784
Shares outstanding – Class C	1,438,494
Net asset value per share – Class C	$11.19
Net assets – Class R6	$2,433,465
Share outstanding – Class R6	214,228
Net asset value per share – Class R6	$11.36
Net assets – Administrator Class	$334,778,328
Shares outstanding – Administrator Class	29,579,907
Net asset value per share – Administrator Class	$11.32
Net assets – Institutional Class	$1,115,162,927
Shares outstanding – Institutional Class	98,285,147
Net asset value per share – Institutional Class	$11.35

Investments in unaffiliated securities, at cost	$1,577,407,159

Investments in affiliated securities, at cost	$2,051,113

Total investments, at cost	$1,579,458,272

Foreign currency, at cost	$6,076,475

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage International Bond Fund	15

Investment income
Interest**	$65,260,339
Securities lending income, net	25,934
Income from affiliate	18,729

Total investment income	65,305,002

Expenses
Advisory fee	8,600,924
Administration fees
Fund level	822,592
Class A	203,667
Class B	4,491
Class C	31,120
Class R6	62 [1]
Administrator Class	313,798
Institutional Class	945,305
Shareholder servicing fees
Class A	318,229
Class B	7,016
Class C	48,625
Administrator Class	771,568
Distribution fees
Class B	21,048
Class C	145,876
Custody and accounting fees	673,424
Professional fees	60,152
Registration fees	111,646
Shareholder report expenses	261,812
Trustees’ fees and expenses	15,788
Interest expense	1,477
Other fees and expenses	20,304

Total expenses	13,378,924
Less: Fee waivers and/or expense reimbursements	(724,710)

Net expenses	12,654,214

Net investment income	52,650,788

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	67,113,726
Forward foreign currency contract transactions	(72,297,466)

Net realized losses on investments	(5,183,740)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(111,536,222)
Forward foreign currency contract transactions	13,431,911

Net change in unrealized gains (losses) on investments	(98,104,311)

Net realized and unrealized gains (losses) on investments	(103,288,051)

Net decrease in net assets resulting from operations	$(50,637,263)

** Net of foreign interest withholding taxes in the amount of	$180,208

1.	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Bond Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$52,650,788		$53,041,856
Net realized losses on investments		(5,183,740)		(10,520,120)
Net change in unrealized gains (losses) on investments		(98,104,311)		20,933,219

Net increase (decrease) in net assets resulting from operations		(50,637,263)		63,454,955

Distributions to shareholders from
Net investment income
Class A		(188,764)		(6,256,979)
Class B		0		(109,655)
Class C		(1,384)		(530,654)
Class R6		(104)[1]		N/A
Administrator Class		(503,737)		(4,974,946)
Institutional Class		(2,422,485)		(34,342,328)
Net realized gains
Class A		(1,427,842)		(3,215,523)
Class B		(36,299)		(70,558)
Class C		(239,783)		(322,808)
Class R6		(520)[1]		N/A
Administrator Class		(3,080,974)		(2,279,562)
Institutional Class		(13,023,314)		(14,779,473)

Total distributions to shareholders		(20,925,206)		(66,882,486)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	3,829,061	43,384,112	9,615,714	110,217,364
Class B	2,136	24,742	17,622	202,581
Class C	113,680	1,298,982	283,966	3,261,039
Class R6	215,271 [1]	2,422,295 [1]	N/A	N/A
Administrator Class	11,260,991	127,839,631	14,661,358	170,087,803
Institutional Class	29,905,223	339,623,997	31,062,934	356,684,003

		514,593,759		640,452,790

Reinvestment of distributions
Class A	129,784	1,524,180	749,068	8,478,238
Class B	2,686	31,562	11,594	131,849
Class C	15,788	184,193	52,700	594,881
Class R6	53 [1]	624 [1]	N/A	N/A
Administrator Class	214,185	2,510,250	213,513	2,403,750
Institutional Class	760,210	8,920,248	2,231,590	25,169,566

		13,171,057		36,778,284

Payment for shares redeemed
Class A	(5,704,996)	(64,387,685)	(22,745,556)	(261,828,611)
Class B	(165,887)	(1,894,295)	(273,761)	(3,134,428)
Class C	(684,141)	(7,721,224)	(701,806)	(8,025,216)
Class R6	(1,096)[1]	(12,525)[1]	N/A	N/A
Administrator Class	(6,823,998)	(76,971,446)	(4,381,700)	(50,282,229)
Institutional Class	(39,825,696)	(452,449,852)	(29,596,015)	(339,974,777)

		(603,437,027)		(663,245,261)

Net increase (decrease) in net assets resulting from capital share transactions		(75,672,211)		13,985,813

Total increase (decrease) in net assets		(147,234,680)		10,558,282

Net assets
Beginning of period		1,731,550,627		1,720,992,345

End of period		$1,584,315,947		$1,731,550,627

Undistributed (overdistributed) net investment income		$(285,123)		$13,067,985

1.	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.83	$11.85	$12.23	$11.59	$10.36
Net investment income	0.36 [2]	0.33 [2]	0.39 [2]	0.40	0.39 [2]
Net realized and unrealized gains (losses) on investments	(0.73)	0.08	(0.18)	0.65	2.20

Total from investment operations	(0.37)	0.41	0.21	1.05	2.59
Distributions to shareholders from
Net investment income	(0.02)	(0.29)	(0.51)	(0.41)	(1.36)
Net realized gains	(0.12)	(0.14)	(0.08)	0.00	0.00

Total distributions to shareholders	(0.14)	(0.43)	(0.59)	(0.41)	(1.36)
Net asset value, end of period	$11.32	$11.83	$11.85	$12.23	$11.59
Total return[3]	(3.18)%	3.66%	1.93%	9.35%	26.34%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.04%	1.02%	1.10%	1.05%
Net expenses	1.03%	1.03%	1.02%	1.08%	1.05%
Net investment income	2.93%	2.88%	3.26%	3.53%	3.65%
Supplemental data
Portfolio turnover rate	129%	79%	88%	89%	118%
Net assets, end of period (000s omitted)	$113,846	$139,600	$286,577	$255,134	$246,719

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became the accounting and performance survivor in this transaction. The information for the periods prior to July 12, 2010 is that of Class A of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.85	$11.88	$12.25	$11.54	$10.37
Net investment income	0.27 [2]	0.24 [2]	0.31	0.29	0.30 [2]
Net realized and unrealized gains (losses) on investments	(0.73)	0.09	(0.19)	0.67	2.21

Total from investment operations	(0.46)	0.33	0.12	0.96	2.51
Distributions to shareholders from
Net investment income	0.00	(0.22)	(0.41)	(0.25)	(1.34)
Net realized gains	(0.12)	(0.14)	(0.08)	0.00	0.00

Total distributions to shareholders	(0.12)	(0.36)	(0.49)	(0.25)	(1.34)
Net asset value, end of period	$11.27	$11.85	$11.88	$12.25	$11.54
Total return[3]	(3.90)%	2.90%	1.15%	8.55%	25.44%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.79%	1.77%	1.85%	1.79%
Net expenses	1.78%	1.78%	1.77%	1.82%	1.79%
Net investment income	2.13%	2.12%	2.53%	2.77%	2.86%
Supplemental data
Portfolio turnover rate	129%	79%	88%	89%	118%
Net assets, end of period (000s omitted)	$1,998	$4,008	$6,925	$10,060	$11,615

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen Internation Bond Fund which became accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class B of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.76	$11.81	$12.20	$11.51	$10.35
Net investment income	0.26 [2]	0.24 [2]	0.31	0.33	0.30 [2]
Net realized and unrealized gains (losses) on investments	(0.71)	0.08	(0.19)	0.64	2.20

Total from investment operations	(0.45)	0.32	0.12	0.97	2.50
Distributions to shareholders from
Net investment income	(0.00)[3]	(0.23)	(0.43)	(0.28)	(1.34)
Net realized gains	(0.12)	(0.14)	(0.08)	0.00	0.00

Total distributions to shareholders	(0.12)	(0.37)	(0.51)	(0.28)	(1.34)
Net asset value, end of period	$11.19	$11.76	$11.81	$12.20	$11.51
Total return[4]	(3.84)%	2.86%	1.11%	8.61%	25.47%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.79%	1.77%	1.85%	1.79%
Net expenses	1.78%	1.78%	1.77%	1.82%	1.79%
Net investment income	2.15%	2.12%	2.50%	2.77%	2.87%
Supplemental data
Portfolio turnover rate	129%	79%	88%	89%	118%
Net assets, end of period (000s omitted)	$16,097	$23,448	$27,861	$30,974	$33,330

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class C of Evergreen International Bond Fund.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005 per share.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended October 31, 2013 [1]
Net asset value, beginning of period	$11.80
Net investment income	0.39 [2]
Net realized and unrealized gains (losses) on investments	(0.69)

Total from investment operations	(0.30)
Distributions to shareholders from
Net investment income	(0.02)
Net realized gains	(0.12)

Total distributions to shareholders	(0.14)
Net asset value, end of period	$11.36
Total return[3]	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	0.68%
Net expenses	0.65%
Net investment income	3.70%
Supplemental data
Portfolio turnover rate	129%
Net assets, end of period (000s omitted)	$2,433

1.	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Bond Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$11.81	$11.83	$12.23	$11.39
Net investment income	0.36 [2]	0.35 [2]	0.38 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	(0.71)	0.08	(0.16)	0.82

Total from investment operations	(0.35)	0.43	0.22	0.93
Distributions to shareholders from
Net investment income	(0.02)	(0.31)	(0.54)	(0.09)
Net realized gains	(0.12)	(0.14)	(0.08)	0.00

Total distributions to shareholders	(0.14)	(0.45)	(0.62)	(0.09)
Net asset value, end of period	$11.32	$11.81	$11.83	$12.23
Total return[3]	(2.98)%	3.89%	2.03%	8.21%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.97%	0.95%	1.05%
Net expenses	0.85%	0.85%	0.85%	0.85%
Net investment income	3.15%	3.04%	3.21%	3.63%
Supplemental data
Portfolio turnover rate	129%	79%	88%	89%
Net assets, end of period (000s omitted)	$334,778	$294,330	$170,836	$4,866

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$11.82	$11.84	$12.23	$11.59	$10.35
Net investment income	0.37	0.36	0.44	0.44	0.43
Net realized and unrealized gains (losses) on investments	(0.70)	0.09	(0.20)	0.65	2.18

Total from investment operations	(0.33)	0.45	0.24	1.09	2.61
Distributions to shareholders from
Net investment income	(0.02)	(0.33)	(0.55)	(0.45)	(1.37)
Net realized gains	(0.12)	(0.14)	(0.08)	0.00	0.00

Total distributions to shareholders	(0.14)	(0.47)	(0.63)	(0.45)	(1.37)
Net asset value, end of period	$11.35	$11.82	$11.84	$12.23	$11.59
Total return	(2.78)%	3.99%	2.19%	9.73%	26.71%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.71%	0.69%	0.82%	0.79%
Net expenses	0.70%	0.71%	0.69%	0.80%	0.79%
Net investment income	3.26%	3.19%	3.60%	3.79%	3.86%
Supplemental data
Portfolio turnover rate	129%	79%	88%	89%	118%
Net assets, end of period (000s omitted)	$1,115,163	$1,270,164	$1,228,793	$1,276,184	$997,308

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund which became accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 is that of Class I of Evergreen International Bond Fund.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage International Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, values will be obtained from an independent broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange

24	Wells Fargo Advantage International Bond Fund	Notes to financial statements

gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Advantage International Bond Fund	25

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and foreign currency transactions. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized gains on investments
$(62,887,422)	$62,887,422

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo Advantage International Bond Fund	Notes to financial statements

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Corporate bonds and notes	$0	$9,748,564	$0	$9,748,564
Foreign corporate bonds	0	319,558,511	0	319,558,511
Foreign government bonds	0	1,171,672,325	0	1,171,672,325
Yankee bonds	0	55,333,918	0	55,333,918
Short-term investments
Investment companies	2,051,113	0	0	2,051,113
	$2,051,113	$1,556,313,318	$0	$1,558,364,431

As of October 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$358,636	$0	$358,636

+	Amount represents the net unrealized gains.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.52% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds

Notes to financial statements	Wells Fargo Advantage International Bond Fund	27

Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through Febuary 28, 2015 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $5,074 from the sale of Class A shares and $2,459 and $359 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $2,077,979,596 and $2,182,520,327, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2013, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2013	In exchange for U.S. $	Unrealized gains (losses)
11-7-2013	State Street Bank	74,000,000	THB	$2,377,061	$2,348,088	$28,973
11-7-2013	State Street Bank	8,000,000,000	JPY	81,359,484	81,340,160	19,324
11-21-2013	State Street Bank	236,000,000	PLN	76,537,280	75,274,065	1,263,215
11-27-2013	State Street Bank	7,700,000	MYR	2,436,179	2,313,702	122,477
11-27-2013	State Street Bank	7,322,468,600	JPY	74,476,305	75,027,599	(551,294)
11-27-2013	State Street Bank	2,354,690	GBP	3,774,859	3,785,000	(10,141)
11-27-2013	State Street Bank	46,500,000	GBP	74,545,228	73,587,599	957,629
11-27-2013	State Street Bank	1,450,000	MYR	458,761	440,931	17,830
12-9-2013	State Street Bank	570,000	PLN	184,650	187,186	(2,536)
12-9-2013	State Street Bank	7,075,000	PLN	2,291,925	2,284,166	7,759
1-21-2014	State Street Bank	41,250,000	EUR	56,013,602	55,883,850	129,752
1-21-2014	State Street Bank	8,333,884	EUR	11,316,626	11,360,000	(43,374)

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2013	In exchange for		U.S. value at October 31, 2013	Unrealized gains (losses)
11-27-2013	State Street Bank	46,000,000	GBP	$73,743,667	7,322,468,600	JPY	$74,476,305	$(732,638)
12-3-2013	State Street Bank	23,297,621	EUR	31,634,355	64,150,000	TRY	31,958,491	(324,136)
12-13-2013	State Street Bank	4,500,000	NZD	3,707,083	373,087,350	JPY	3,795,073	(87,990)
12-13-2013	State Street Bank	7,623,711,025	JPY	77,548,967	94,850,000	NZD	78,137,075	(588,108)

28	Wells Fargo Advantage International Bond Fund	Notes to financial statements

Exchange date	Counterparty	Contracts to receive		U.S. value at October 31, 2013	In exchange for		U.S. value at October 31, 2013	Unrealized gains (losses)
12-18-2013	State Street Bank	10,444,406,200	JPY	106,246,190	113,500,000	AUD	106,965,728	(719,538)
12-18-2013	State Street Bank	4,586,284,800	JPY	46,654,188	49,150,000	AUD	46,320,401	333,787
12-18-2013	State Street Bank	81,000,000	AUD	76,336,775	7,384,267,800	JPY	75,116,795	1,219,980

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at October 31, 2013	In exchange for U.S. $	Unrealized gains (losses)
11-7-2013	State Street Bank	74,000,000	THB	$2,377,061	$2,300,637	$(76,424)
11-12-2013	State Street Bank	1,143,000,000	HUF	5,247,404	5,372,857	125,453
11-12-2013	State Street Bank	2,226,500,000	HUF	10,221,649	10,174,704	(46,945)
11-12-2013	State Street Bank	3,189,000,000	HUF	14,640,394	14,580,019	(60,375)
11-12-2013	State Street Bank	2,161,500,000	HUF	9,923,240	9,859,256	(63,984)
11-21-2013	State Street Bank	236,000,000	PLN	76,537,280	73,786,893	(2,750,387)
11-26-2013	State Street Bank	29,000,000	MXN	2,218,818	2,174,270	(44,548)
11-26-2013	State Street Bank	950,000,000	MXN	72,685,428	73,411,794	726,366
11-27-2013	State Street Bank	13,390,000	GBP	21,465,820	20,847,989	(617,831)
11-27-2013	State Street Bank	1,700,000	GBP	2,725,309	2,666,807	(58,502)
1-30-2014	State Street Bank	375,000,000	SEK	57,749,845	59,246,386	1,496,541
1-30-2014	State Street Bank	4,550,000	TRY	2,244,370	2,260,291	15,921
1-31-2014	State Street Bank	415,000,000	ZAR	40,800,248	41,472,628	672,380

The Fund had average contract amounts of $719,663,195 and $335,659,462 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $3,497 in commitment fees.

During the year ended October 31, 2013, the Fund had average borrowings outstanding of $102,569 at a an average rate of 1.44% and paid interest in the amount of $1,477.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	Year ended October 31,
	2013	2012
Ordinary income	$8,883,367	$47,997,325
Long-term capital gain	12,041,839	18,885,161

Notes to financial statements	Wells Fargo Advantage International Bond Fund	29

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized losses
$2,693,965	$49,267,667	$(21,140,689)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

On December 9, 2013, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 6, 2013. The per share amounts payable on December 10, 2013 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.02001	$0.36573
Class B	0.02001	0.36573
Class C	0.02001	0.36573
Class R6	0.02001	0.36573
Administrator Class	0.02001	0.36573
Institutional Class	0.02001	0.36573

On December 20, 2013, the Fund declared distributions from net investment income to shareholders of record on December 19, 2013. The per share amounts payable on December 23, 2013 were as follows:

Net investment income
Class A	$0.06633
Class B	0.02156
Class C	0.04278
Class R6	0.07365
Administrator Class	0.06978
Institutional Class	0.07270

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

30	Wells Fargo Advantage International Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Bond Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five- year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $12,041,839 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2013.

For the fiscal year ended October 31, 2013, $393,781 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended October 31, 2013, $6,710,185 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Advantage International Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage International Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

34	Wells Fargo Advantage International Bond Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLP	— Chilean peso
COP	— Columbian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220800 12-13 A235/AR235 10-13

Wells Fargo Advantage Strategic Income Fund

Annual Report

October 31, 2013

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The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Strategic Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Fixed-income markets shifted significantly during the period as economic optimism surged in the U.S. in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Strategic Income Fund since commencement of operations on January 31, 2013 through October 31, 2013. Fixed-income markets shifted significantly during the period as economic optimism surged in the U.S. in the opening months of 2013, spurring a rally in equities but also a rise in U.S. Treasury yields. Global bond markets largely followed suit with the trends in the U.S. credit markets. Most investment-grade bond sectors experienced price declines as U.S. Treasuries rallied and yields rose during much of 2013. Below-investment-grade securities tended to perform better as their higher-yield spreads cushioned some of the yield increases from the Treasury markets and then rallied later in the period. Emerging markets sovereign debt, however, experienced significant volatility and generally underperformed. Structured products generally protected their pricing better, particularly U.S. commercial mortgage-backed securities. But, globally, high-yield corporate securities performed better than investment-grade sectors over the full breadth of the period, generating positive returns despite significant price corrections in June 2013.

The return of economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond sectors. Global trends ran a similar course across the largest world economies. U.S. Treasury prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These appreciating trends strengthened during the volatile month of April 2013, which was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury prices increased sharply, temporarily erasing all of their price losses endured in January 2013 and, in fact, crossing over into positive gains.

Unfortunately for the core bond investment-grade markets, including residential and commercial mortgage-backed securities, this recovery in bond prices only proved temporary. The month of May 2013 unleashed a massive rally in the U.S. equity markets; consequently, U.S. Treasury prices declined again, while investment-grade corporate bonds and structured products correspondingly also declined in price. These market moves resulted in the largest monthly losses across the U.S. investment-grade bond markets in nearly five years.

The depreciating trends for bonds deepened in mid-June 2013 on comments from Federal Reserve (Fed) Chairman Bernanke that tapering of the Fed’s bond-buying programs may begin later in the year and that the programs may end completely around mid-2014. For the last two weeks of June 2013, that debate appeared to play out daily, as volatility buffeted both the equity and bond markets, finally capitulating to yet another sustained rally in equities and a modest retreat in bond prices. Both U.S. investment-grade bonds and U.S. high-yield bonds posted their worst monthly returns of the year in June 2013—investment-grade securities had their largest quarterly decline in nine years during the second quarter.

Letter to shareholders (unaudited)	Wells Fargo Advantage Strategic Income Fund	3

In July and August 2013, equity exuberance quieted a bit, and fixed-income markets stabilized. Returns were more mixed, with slightly negative returns in the highest-quality securities to modestly positive the lower down the credit tiers. In September and October 2013, investment-grade and high-yield bond markets began generating positive returns yet again, as the Fed backtracked on its intentions to taper quantitative easing, postponing it until 2014 at the earliest. Bond markets rallied on the news through the end of the period.

On the whole, the declines in bond prices during May, June, and August 2013 culminated in slightly negative returns across much of the global investment-grade markets during the full period. Global high-yield markets performed significantly better and generated positive returns for the full nine-month period. Thus, the theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices before relaxing in September and October 2013. Investment-grade securities generally declined, while global high-yield securities benefited from yield cushioning and a stronger investor appetite for equity-correlated returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for the period was a persistent increase in U.S. Treasury yields that pressured fixed-income security prices before relaxing in September and October 2013. Investment-grade securities generally declined, while global high-yield securities benefited from yield cushioning and a stronger investor appetite for equity-correlated returns.

4	Wells Fargo Advantage Strategic Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Michael Bray, CFA

David Germany, Ph.D

Niklas Nordenfelt, CFA

Anthony Norris

Margaret D. Patel

Thomas M. Price, CFA

Scott M. Smith, CFA

Average annual total returns (%) as of October 31, 2013

		Including sales charge	Excluding sales charge	Expense ratios[1] (%)
	Inception date	Since inception	Since inception	Gross	Net[2]
Class A (WSIAX)	1-31-2013	(5.34)	(0.89)	1.11	0.90
Class C (WSICX)	1-31-2013	(2.48)	(1.51)	1.86	1.65
Administrator Class (WSIDX)	1-31-2013	–	(0.85)	1.05	0.75
Institutional Class (WSINX)	1-31-2013	–	(0.66)	0.78	0.60
Barclays U.S. Universal Bond Index[3]	–	–	(0.07)	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Income Fund	5

Growth of $10,000 investment[4] as of October 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Barclays U.S. Universal Bond Index is an unmanaged market value-weighted performance benchmark for the U.S. dollar-denominated bond market, which includes investment-grade, high yield, and emerging market debt securities with maturities of one year or more. You cannot invest directly in an index.

4.	The chart compares the performance of Class A shares since inception with the Barclays U.S. Universal Bond Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

5.	The ten largest long-term holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Strategic Income Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

■	The Fund was launched on January 31, 2013. The Fund underperformed its benchmark, the Barclays U.S. Universal Bond Index, for the 9-month period that ended October 31, 2013.

■	Overweights in high-yield bonds and an out-of-benchmark allocation in bank loans positively contributed to performance as these sectors outperformed over the time period.

■	However, an overweight in emerging markets sovereign debt was a significant detractor as this sector trailed all others in the benchmark. Additionally, a preference for some emerging markets currencies detracted as well.

■	There were no material changes in sector allocation over the time period and the Fund remains overweight in sovereign debt, investment-grade credit, and high-yield credit in the U.S. with a substantial underweight in U.S. Treasuries and, to a lesser degree, mortgage-backed securities. With continued Federal Reserve (Fed) asset purchases, the team continues to look for opportunities in credit securities due to attractive yield carry and the possibility of spread tightening.

■	In its international holdings, the team continues to prefer sovereign debt issued by countries with smaller economies, because of the healthier economic growth and higher bond yields found in these countries.

Modest growth in the U.S. extends quantitative easing and extraordinary monetary accommodation.

Since the inception of the Fund, the macroeconomic environment has been characterized by modest U.S. growth and inflation while many emerging markets found a need to maintain anti-inflation monetary policies despite declines in the prices of their commodity exports and growth expectations—notably related to a slowing in the Chinese economy.

While these developments were relatively benign, bond prices reacted violently to the Fed’s announcement early in the second quarter that it was considering a tapering in its quantitative easing strategy later in the year. Resulting expectations of declining liquidity at first led to a near 100 basis points (100 basis points equals 1.00%) increase in U.S. 10-year interest rates, a sharp widening of U.S. credit spreads and emerging markets interest rates, and a 9% fall in emerging markets currencies versus the U.S. dollar. These losses, however, were significantly unwound when subsequent sluggish U.S. economic growth and the U.S. government slowdown supported expectations that the Fed would delay any tapering of its quantitative easing policies.

Ten largest long-term holdings[5] (%) as of October 31, 2013
Russia, 6.20%, 1-31-2018	3.81
Poland, 3.75%, 4-25-2018	2.38
Brazil, 10.00%, 1-1-2017	2.23
Republic of South Africa, 7.75%, 2-28-2023	2.02
Mexico, 7.75%, 11-13-2042	1.49
Turkey, 9.00%, 3-8-2017	1.40
Brazil, 8.50%, 1-5-2024	1.31
Hungary, 6.75%, 11-24-2017	1.26
General Motors Financial Company Incorporated, 2.75%, 5-15-2016	1.22
Mexico, 7.25%, 12-15-2016	1.20

The Fund was overweight in U.S. credit and underweight in emerging markets currencies.

The portfolio’s initial positioning consisted of 2% cash, 35% U.S. corporate bonds (15% investment grade, 20% high-yield), 25% U.S. bank loans, 13% U.S. commercial mortgage-backed securities (CMBS), and 25% local-currency emerging markets debt (of which 30% of the emerging markets bonds were hedged back into U.S. dollars). The initial duration was close to three years, although the cross-country diversification of the portfolio was expected to lessen interest-rate risk. Relative to typical positioning, the portfolio was overweight in U.S. credit and underweight in both U.S. CMBS, and emerging markets currencies. The rise in interest rates and credit spreads, combined with the fall in emerging markets currencies, led to losses in the second quarter, although these losses were mitigated by the hedging of emerging markets currencies and a decision taken early in the second quarter to reduce duration. These losses were lessened significantly following the recoveries in emerging markets bonds and U.S. credit.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Strategic Income Fund	7

Portfolio allocation[6] as of October 31, 2013

Modest growth and strong corporate cash flows suggest continued support for U.S. credit.

The principal strategic change in portfolio positioning during the year consisted of a one-year reduction in duration during the second quarter. Cash and U.S. investment-grade holdings were also reduced modestly after the sell-off in emerging markets and U.S. CMBS.

We expect that the Fed’s tapering will commence early in 2014 but that the overall stance of U.S. monetary policy will remain highly stimulative. This expectation of continued high levels of liquidity, combined with modest U.S. growth and strong corporate cash flows, implies a continued supportive environment for U.S. credit. Although we believe growth expectations for emerging markets countries will be dampened by continued modest growth in developed countries and the relative slowdown in China, these countries continue to have better fiscal outlooks than developed countries, and their currencies in most cases remain competitive. We believe that a continued exposure to selected emerging markets and U.S. credit provide a reasonable enhancement to investor income.

Please see footnotes on page 5.

8	Wells Fargo Advantage Strategic Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net Aanual expense ratio
Class A
Actual	$1,000.00	$981.67	$4.50	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Class C
Actual	$1,000.00	$977.03	$8.22	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Administrator Class
Actual	$1,000.00	$981.94	$3.75	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Institutional Class
Actual	$1,000.00	$983.28	$3.00	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.18	$3.06	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Strategic Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.94%
FHLMC Series 2013-K713 Class B 144A ±	3.17%	4-25-2046	$250,000	$234,262

Total Agency Securities (Cost $225,708)				234,262

Asset-Backed Securities: 2.86%
AmeriCredit Automobile Receivables Trust Series 2012-4 Class E 144A	3.82	2-10-2020	250,000	253,109
CAL Funding II Limited Series 2012-1A Class A 144A	3.47	10-25-2027	225,000	223,907
Santander Drive Auto Receivables Trust Series 2012-5 Class D	3.30	9-17-2018	95,000	97,012
TAL Advantage LLC Series 2013-1A Class A 144A	2.83	2-22-2038	140,000	135,724

Total Asset-Backed Securities (Cost $731,776)				709,752

Corporate Bonds and Notes: 33.86%

Consumer Discretionary: 9.00%

Auto Components: 1.19%
United Rentals North America Incorporated	5.75	7-15-2018	275,000	294,938

Automobiles: 1.00%
Ford Motor Company	7.45	7-16-2031	200,000	249,489

Distributors: 0.06%
LKQ Corporation 144A	4.75	5-15-2023	15,000	14,288

Diversified Consumer Services: 0.57%
Service Corporation International	8.00	11-15-2021	124,000	142,135

Hotels, Restaurants & Leisure: 2.63%
CityCenter Holdings LLC (PIK at 11.50%) ¥	10.75	1-15-2017	250,000	268,000
Greektown Superholdings Incorporated Series A	13.00	7-1-2015	155,000	161,781
Hilton Worldwide Finance LLC 144A	5.63	10-15-2021	5,000	5,138
International Game Technology	5.35	10-15-2023	175,000	181,710
NAI Entertainment Holdings LLC 144A	5.00	8-1-2018	25,000	25,625
Pinnacle Entertainment Incorporated	7.50	4-15-2021	10,000	10,975

				653,229

Household Durables: 0.48%
Mohawk Industries Incorporated	3.85	2-1-2023	125,000	120,754

Media: 3.03%
Cinemark USA Incorporated	5.13	12-15-2022	200,000	195,500
Cox Communications Incorporated 144A	2.95	6-30-2023	185,000	165,172
DISH DBS Corporation	6.75	6-1-2021	70,000	75,775
DreamWorks Animation SKG Incorporated 144A	6.88	8-15-2020	30,000	31,913
Gray Television Incorporated 144A	7.50	10-1-2020	10,000	10,475
Gray Television Incorporated	7.50	10-1-2020	75,000	78,563
Lamar Media Corporation	5.88	2-1-2022	150,000	154,875
Live Nation Entertainment Incorporated 144A	7.00	9-1-2020	5,000	5,313
Lynx I Corporation 144A	5.38	4-15-2021	5,000	5,025
Lynx II Corporation 144A	6.38	4-15-2023	5,000	5,125
Nexstar Broadcasting Group Incorporated 144A	6.88	11-15-2020	25,000	26,125

				753,861

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Specialty Retail: 0.02%
Neiman Marcus Group Limited 144A	8.00%	10-15-2021	$5,000	$5,119

Textiles, Apparel & Luxury Goods: 0.02%
William Carter Company 144A	5.25	8-15-2021	5,000	5,075

Consumer Staples: 1.65%

Beverages: 0.80%
Constellation Brands Incorporated	7.25	9-1-2016	175,000	199,719

Food Products: 0.10%
B&G Foods Incorporated	4.63	6-1-2021	25,000	24,406

Tobacco: 0.75%
Lorillard Tobacco Company	8.13	6-23-2019	150,000	185,030

Energy: 5.32%

Energy Equipment & Services: 1.95%
Era Group Incorporated	7.75	12-15-2022	100,000	101,750
Forum Energy Technologies Incorporated 144A	6.25	10-1-2021	5,000	5,213
NGPL PipeCo LLC 144A	7.77	12-15-2037	250,000	216,875
PHI Incorporated	8.63	10-15-2018	150,000	160,125

				483,963

Oil, Gas & Consumable Fuels: 3.37%
Denbury Resources Incorporated	6.38	8-15-2021	150,000	160,125
Energy Transfer Partners LP	5.20	2-1-2022	175,000	188,261
Exterran Partners LP 144A	6.00	4-1-2021	10,000	9,950
Kinder Morgan Incorporated 144A	5.00	2-15-2021	13,000	13,000
Sabine Pass Liquefaction LLC 144A	5.63	2-1-2021	25,000	25,250
Sabine Pass Liquefaction LLC 144A	5.63	4-15-2023	10,000	9,800
Sabine Pass LNG LP	6.50	11-1-2020	175,000	182,875
Sabine Pass LNG LP	7.50	11-30-2016	60,000	66,975
Semgroup LP 144A	7.50	6-15-2021	20,000	20,950
Suburban Propane Partners LP	7.38	3-15-2020	150,000	160,875

				838,061

Financials: 8.86%

Capital Markets: 1.64%
Lazard Group LLC	6.85	6-15-2017	175,000	198,855
Level 3 Financing Incorporated 144A%%	6.13	1-15-2021	5,000	5,088
Morgan Stanley	4.10	5-22-2023	210,000	202,763

				406,706

Consumer Finance: 1.95%
Ally Financial Incorporated	7.50	9-15-2020	15,000	17,550
Ally Financial Incorporated	8.00	3-15-2020	15,000	17,813
BMC Software Finance Incorporated 144A	8.13	7-15-2021	15,000	15,863
General Motors Financial Company Incorporated 144A	2.75	5-15-2016	300,000	302,250
SLM Corporation	7.25	1-25-2022	10,000	10,700

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Strategic Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
SLM Corporation	8.00%	3-25-2020	$30,000	$34,275
SLM Corporation	8.45	6-15-2018	75,000	87,563

				486,014

Diversified Financial Services: 3.35%
Citigroup Inc Subordinated	6.68	9-13-2043	175,000	195,515
Denali Borrower/Finance Corporation 144A	5.63	10-15-2020	75,000	74,250
General Electric Capital Corporation	5.30	2-11-2021	225,000	250,489
JPMorgan Chase & Company ±	6.00	12-31-2049	135,000	130,613
Moody’s Corporation	4.88	2-15-2024	180,000	182,256

				833,123

Insurance: 0.62%
Prudential Financial Incorporated ±	5.20	3-15-2044	160,000	155,200

Real Estate Management & Development: 0.21%
Hockey Merger Sub 2 Incorporated 144A	7.88	10-1-2021	50,000	51,625

REITs: 1.09%
American Tower Corporation	3.50	1-31-2023	200,000	184,315
DuPont Fabros Technology Incorporated 144A	5.88	9-15-2021	85,000	87,125

				271,440

Health Care: 1.24%

Health Care Providers & Services: 1.16%
Aviv Healthcare Properties LP 144A	6.00	10-15-2021	10,000	10,250
HCA Incorporated	8.50	4-15-2019	5,000	5,369
Health Management Associates Incorporated	6.13	4-15-2016	200,000	220,000
Tenet Healthcare Corporation 144A	6.00	10-1-2020	50,000	52,875

				288,494

Health Care Technology: 0.04%
Healthcare Technology Intermediate Incorporated (PIK at 8.13%) 144A¥	7.38	9-1-2018	10,000	10,338

Pharmaceuticals: 0.04%
Pinnacle Merger Sub Incorporated 144A	9.50	10-1-2023	10,000	10,550

Industrials: 1.75%

Air Freight & Logistics: 0.63%
Bristow Group Incorporated	6.25	10-15-2022	150,000	157,500

Commercial Services & Supplies: 0.33%
ADT Corporation 144A	6.25	10-15-2021	10,000	10,613
Iron Mountain Incorporated	6.00	8-15-2023	70,000	71,225

				81,838

Transportation Infrastructure: 0.79%
Penske Truck Leasing 144A	4.25	1-17-2023	200,000	196,274

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 1.74%

Computers & Peripherals: 0.79%
NCR Corporation	5.00%	7-15-2022	$200,000	$197,000

Internet Software & Services: 0.06%
Verisign Incorporated	4.63	5-1-2023	15,000	14,606

IT Services: 0.81%
Audatex North America Incorporated 144A%%	6.00	6-15-2021	35,000	36,138
Audatex North America Incorporated 144A%%	6.13	11-1-2023	5,000	5,075
First Data Corporation	11.25	3-31-2016	158,000	158,790

				200,003

Software: 0.08%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	15,000	15,525
Activision Blizzard Incorporated 144A	6.13	9-15-2023	5,000	5,225

				20,750

Telecommunication Services: 3.87%

Diversified Telecommunication Services: 1.98%
GCI Incorporated	6.75	6-1-2021	150,000	145,125
TW Telecommunications Holdings Incorporated 144A	5.38	10-1-2022	10,000	9,975
TW Telecommunications Holdings Incorporated	5.38	10-1-2022	155,000	154,613
Verizon Communications Incorporated	5.15	9-15-2023	170,000	184,370

				494,083

Wireless Telecommunication Services: 1.89%
MetroPCS Wireless Incorporated	6.63	11-15-2020	150,000	158,625
MetroPCS Wireless Incorporated 144A	6.63	4-1-2023	5,000	5,231
Sprint Capital Corporation	6.88	11-15-2028	255,000	242,250
Sprint Corporation 144A	7.25	9-15-2021	5,000	5,388
Sprint Corporation 144A	7.88	9-15-2023	5,000	5,425
T-Mobile USA Incorporated 144A	5.25	9-1-2018	10,000	10,388
T-Mobile USA Incorporated	6.46	4-28-2019	5,000	5,300
T-Mobile USA Incorporated	6.54	4-28-2020	5,000	5,300
T-Mobile USA Incorporated	6.63	4-28-2021	5,000	5,288
T-Mobile USA Incorporated	6.73	4-28-2022	15,000	15,844
T-Mobile USA Incorporated	6.84	4-28-2023	10,000	10,575

				469,614

Utilities: 0.43%

Independent Power Producers & Energy Traders: 0.43%
Calpine Corporation 144A	5.88	1-15-2024	5,000	5,013
Calpine Corporation 144A	6.00	1-15-2022	5,000	5,188
NSG Holdings LLC 144A	7.75	12-15-2025	90,000	95,625

				105,826

Total Corporate Bonds and Notes (Cost $8,526,493)				8,421,051

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Strategic Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds@: 23.87%
Brazil (BRL)	8.50%	1-5-2024	800,000	$325,864
Brazil (BRL)	10.00	1-1-2017	1,245,000	553,593
Hungary (HUF)	6.75	8-22-2014	62,500,000	294,291
Hungary (HUF)	6.75	11-24-2017	63,000,000	313,752
Indonesia (IDR)	5.25	5-15-2018	2,850,000,000	235,130
Indonesia (IDR)	7.38	9-15-2016	2,000,000,000	179,907
Indonesia (IDR)	8.25	6-15-2032	1,475,000,000	132,158
Malaysia (MYR)	3.26	3-1-2018	790,000	249,379
Malaysia (MYR)	4.26	9-15-2016	900,000	293,979
Mexico (MXN)	7.25	12-15-2016	3,600,000	298,146
Mexico (MXN)	7.75	11-13-2042	4,630,000	371,792
Poland (PLN)	3.75	4-25-2018	1,800,000	591,940
Republic of South Africa (ZAR)	7.75	2-28-2023	5,000,000	502,802
Romania (RON)	6.00	4-30-2016	400,000	128,383
Russia (RUB)	6.20	1-31-2018	30,850,000	947,507
Turkey (TRY)	6.30	2-14-2018	360,000	169,247
Turkey (TRY)	9.00	3-8-2017	675,000	347,600

Total Foreign Government Bonds (Cost $6,524,301)				5,935,470

Municipal Obligations: 1.49%

Idaho: 0.52%
Idaho Housing & Finance Association Legacy Public Charter School (Education Revenue)	7.00	5-1-2017	$130,000	129,129

Texas: 0.97%
North Texas Tollway Authority (Transportation Revenue)	8.91	2-1-2030	210,000	241,781

Total Municipal Obligations (Cost $378,879)				370,910

Non-Agency Mortgage Backed Securities: 8.83%
Americold LLC Trust Series 2010-ARTA Class B 144A	6.03	1-14-2029	200,000	228,820
BB-UBS Trust Series 2012-TFT Class C 144A±	3.47	6-5-2030	150,000	142,529
Commercial Mortgage Trust Series 2012-LC4 Class B ±	4.93	12-10-2044	175,000	187,571
FREMF Mortgage Trust Series 2011-K15 Class B 144A±	4.93	8-25-2044	250,000	253,441
FREMF Mortgage Trust Series 2011-K703 Class B 144A±	4.89	7-25-2044	250,000	266,581
FREMF Mortgage Trust Series 2013-K502 Class B 144A±	2.73	3-25-2045	250,000	247,561
GS Mortgage Securities Trust Series 2012 Class B 144A	3.41	12-10-2030	250,000	230,286
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5 Class B 144A±	5.31	8-15-2046	250,000	277,064
Morgan Stanley Capital I Trust Series 2007-HQ11 Class AM ±	5.48	2-12-2044	25,000	27,718
Morgan Stanley Trust Series 2012-C5 Class B ±	4.44	8-15-2045	250,000	258,561
Morgan Stanley Trust Series 2013-C7 Class C ±	4.19	2-15-2046	80,000	76,628

Total Non-Agency Mortgage Backed Securities (Cost $2,322,841)				2,196,760

Term Loans: 22.42%
Albertson’s LLC <	0.00	3-21-2019	5,000	5,000
Albertson’s LLC	4.25	3-21-2016	23,039	23,116
Albertson’s LLC	4.75	3-21-2019	5,958	5,973
Allison Transmission Incorporated	3.18	8-7-2017	139,910	140,551
Applied Systems Incorporated	4.25	12-8-2016	9,949	9,982

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2013

Security name	Interest rate	Maturity date	Principal	Value

Term Loans (continued)
Arris Group Incorporated	3.50%	4-17-2020	$54,725	$54,543
Atlantic Aviation FBO Incorporated	3.25	5-31-2020	24,938	24,896
BMC Software Incorporated <	0.00	9-10-2020	25,000	25,238
Capital Automotive LP	4.00	4-5-2019	130,028	130,719
CBAC Borrower LLC	8.25	7-2-2020	35,000	36,050
CCC Information Services Incorporated	4.00	12-20-2019	30,347	30,290
CDW LLC	3.50	4-29-2020	59,700	59,439
Centaur LLC <	5.25	2-20-2019	84,700	85,600
Citycenter Holdings LLC	5.00	10-16-2020	70,000	70,554
Community Health Systems Incorporated	3.76	1-25-2017	150,000	150,375
Cricket Communications Incorporated	4.75	10-10-2019	248,125	249,055
Cricket Communications Incorporated	4.75	3-1-2020	9,975	10,018
Crown Castle International Corporation	3.25	1-31-2019	248,122	247,740
CSC Holdings Incorporated	2.67	4-17-2020	79,800	79,077
Dell Incorporated <	0.00	4-30-2020	165,000	163,985
DineEquity Incorporated	3.75	10-19-2017	248,093	250,058
Dunkin’ Brands Incorporated	3.75	2-11-2020	123,312	123,620
Emdeon Business Services LLC	3.75	11-2-2018	24,875	24,937
EMI Music Publishing	4.25	6-29-2018	64,674	64,998
Equipower Resources Holdings LLC	4.25	12-31-2019	44,888	45,084
Federal-Mogul Corporation	2.12	12-27-2014	133,384	132,026
Federal-Mogul Corporation	2.12	12-27-2015	78,806	78,004
First Data Corporation	4.17	3-23-2018	15,000	15,005
Focus Brands Incorporated	4.25	2-21-2018	28,209	28,174
HGIM Corporation	5.50	6-18-2020	90,000	90,113
Hubbard Radio LLC	4.50	4-29-2019	25,000	25,164
Intelsat Jackson Holdings Limited	4.25	4-2-2018	240,332	241,483
KAR Auction Services Incorporated	3.75	5-19-2017	138,259	138,673
La Frontera Generation LLC	4.50	9-30-2020	14,049	14,161
Learfield Communications Incorporated	5.00	10-9-2020	15,000	15,150
Level 3 Financing Incorporated	4.00	8-1-2019	273,205	274,345
MGM Resorts International	3.50	12-20-2019	248,125	247,726
Multiplan Incorporated	4.00	8-26-2017	34,562	34,786
National Cinemedia LLC	2.92	11-26-2019	45,000	44,810
Nielsen Finance LLC Company	2.92	5-2-2016	248,125	248,716
NRG Energy Incorporated	2.75	7-2-2018	69,567	69,503
Nusil Technology LLC	5.25	4-7-2017	4,946	4,884
Pep Boys-Manny, Moe & Jack	5.00	10-11-2018	198,500	199,369
Philadelphia Energy Solutions LLC	6.25	4-4-2018	39,800	35,621
Riverbed Technology Incorporated	4.00	12-18-2019	182,603	183,516
Salem Communications Corporation	4.50	3-16-2020	29,200	29,285
SBA Senior Finance II LLC	3.75	9-20-2019	54,986	55,054
Spin Holdco Incorporated	4.25	11-14-2019	91,333	91,105
SRAM LLC First Lien	4.00	4-10-2020	29,274	29,091
Sungard Data Systems Incorporated	4.50	1-31-2020	148,875	149,618
Surgical Care Affiliates LLC	4.25	6-30-2018	24,938	24,813
Syniverse Holdings Incorporated	4.00	4-23-2019	242,380	242,885
Tallgrass Energy Partners LP	5.25	11-13-2018	107,071	107,741
Texas Competitive Electric Holdings LLC	3.70	10-10-2014	400,000	269,084
The Geo Group Incorporated	3.25	4-3-2020	74,625	74,905

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Strategic Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Term Loans (continued)
United Surgical Partners International Incorporated	4.75%	4-3-2019	$9,950	$9,980
Valeant Pharmaceuticals International Incorporated	3.75	12-11-2019	197,500	199,228
Valeant Pharmaceuticals International Incorporated	4.50	8-5-2020	9,925	10,052
Vertafore Incorporated	4.25	10-3-2019	14,925	14,962
WASH Multifamily Laundry Systems LLC	5.25	2-21-2019	34,875	34,962

Total Term Loans (Cost $5,654,502)				5,574,892

Yankee Corporate Bonds and Notes: 3.23%

Consumer Discretionary: 0.78%

Media: 0.78%
WPP Finance 2010 Company	3.63	9-7-2022	200,000	193,747

Consumer Staples: 0.63%

Food Products: 0.63%
BRF SA 144A	3.95	5-22-2023	175,000	157,500

Financials: 0.63%

Commercial Banks: 0.61%
Banco de Brasil 144A	5.88	1-26-2022	150,000	150,900

Diversified Financial Services: 0.02%
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	5,000	5,138

Health Care: 0.15%

Pharmaceuticals: 0.15%
VPII Escrow Corporation 144A	6.75	8-15-2018	10,000	10,950
VPII Escrow Corporation 144A	7.50	7-15-2021	25,000	27,750

				38,700

Industrials: 1.04%

Building Products: 1.04%
ArcelorMittal	4.25	8-5-2015	250,000	258,125

Total Yankee Corporate Bonds and Notes (Cost $829,452)				804,110

	Yield		Shares
Short-Term Investments: 2.26%

Investment Companies: 1.82%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)##	0.08		452,782	452,782

			Principal

U.S. Treasury Securities: 0.44%
U.S. Treasury Bill #(z)	0.03	12-19-2013	$110,000	109,995

Total Short-Term Investments (Cost $562,781)				562,777

Total investments in securities
(Cost $25,756,733) *	99.76%	24,809,984
Other assets and liabilities, net	0.24	60,369

Total net assets	100.00%	$24,870,353

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Strategic Income Fund	Portfolio of investments—October 31, 2013

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

<	All or a portion of the position represents an unfunded term loan commitment.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

@	Foreign bond principal is denominated in local currency.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

%%	Security issued on a when-issued basis.

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities and unfunded term loans.

(l)	Investment in an affiliate

*	Cost for federal income tax purposes is $25,776,370 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$374,839
Gross unrealized depreciation	(1,341,225)

Net unrealized depreciation	$(966,386)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2013	Wells Fargo Advantage Strategic Income Fund	17

Assets
Investments
In unaffiliated securities, at value (see cost below)	$24,357,202
In affiliated securities, at value (see cost below)	452,782

Total investments, at value (see cost below)	24,809,984
Receivable for investments sold	83,190
Receivable for Fund shares sold	18
Receivable for interest	285,778
Receivable for daily variation margin on open futures contracts	9,484
Unrealized gains on forward foreign currency contracts	11,983
Receivable from adviser	14,137
Prepaid expenses and other assets	25,269

Total assets	25,239,843

Liabilities
Payable for investments purchased	301,958
Unrealized losses on forward foreign currency contracts	12,436
Distribution fees payable	314
Due to other related parties	2,805
Professional fees payable	39,253
Accrued expenses and other liabilities	12,724

Total liabilities	369,490

Total net assets	$24,870,353

NET ASSETS CONSIST OF
Paid-in capital	$25,731,067
Undistributed net investment income	122,664
Accumulated net realized gains on investments	199,086
Net unrealized losses on investments	(1,182,464)

Total net assets	$24,870,353

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$518,435
Shares outstanding – Class A	53,682
Net asset value per share – Class A	$9.66
Maximum offering price per share – Class A2	$10.12
Net assets – Class C	$517,534
Shares outstanding – Class C	53,610
Net asset value per share – Class C	$9.65
Net assets – Administrator Class	$495,966
Shares outstanding – Administrator Class	51,319
Net asset value per share – Administrator Class	$9.66
Net assets – Institutional Class	$23,338,418
Shares outstanding – Institutional Class	2,416,592
Net asset value per share – Institutional Class	$9.66

Investments in unaffiliated securities, at cost	$25,303,951

Investments in affiliated securities, at cost	$452,782

Total investments, at cost	$25,756,733

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Strategic Income Fund	Statement of operations—year ended October 31, 2013[1]

Investment income
Interest*	$860,444
Income from affiliated securities	2,056

Total investment income	862,500

Expenses
Advisory fee	88,055
Administration fees
Fund level	9,269
Class A	605
Class C	592
Administrator Class	370
Institutional Class	13,936
Shareholder servicing fees
Class A	944
Class C	925
Administrator Class	925
Distribution fees
Class C	2,776
Custody and accounting fees	21,765
Professional fees	49,026
Registration fees	49,108
Shareholder report expenses	33,261
Trustees’ fees and expenses	11,692
Other fees and expenses	4,994

Total expenses	288,243
Less: Fee waivers and/or expense reimbursements	(171,440)

Net expenses	116,803

Net investment income	745,697

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(133,799)
Futures transactions	309,497
Forward foreign currency contract transactions	83,611

Net realized gains on investments	259,309

Net change in unrealized gains (losses) on:
Unaffiliated securities	(946,485)
Futures transactions	(235,526)
Forward foreign currency contract transactions	(453)

Net change in unrealized gains (losses) on investments	(1,182,464)

Net realized and unrealized gains (losses) on investments	(923,155)

Net decrease in net assets resulting from operations	$(177,458)

* Net of foreign interest withholding taxes in the amount of	$4,690

1.	For the period from January 31, 2013 (commencement of operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Strategic Income Fund	19

	Year ended October 31, 2013[1]

Operations
Net investment income		$745,697
Net realized gains on investments		259,309
Net change in unrealized gains (losses) on investments		(1,182,464)

Net decrease in net assets resulting from operations		(177,458)

Distributions to shareholders from
Net investment income
Class A		(12,970)
Class C		(10,110)
Administrator Class		(12,841)
Institutional Class		(648,255)

Total distributions to shareholders		(684,176)

Capital share transactions	Shares
Proceeds from shares sold
Class A	52,351	523,017
Class C	54,146	540,590
Administrator Class	50,000	500,000
Institutional Class	2,350,000	23,500,000

		25,063,607

Reinvestment of distributions
Class A	1,333	12,970
Class C	1,040	10,110
Administrator Class	1,319	12,841
Institutional Class	66,592	648,255

		684,176

Payment for shares redeemed
Class A	(2)	(23)
Class C	(1,576)	(15,773)

		(15,796)

Net increase in net assets resulting from capital share transactions		25,731,987

Total increase in net assets		24,870,353

Net assets
Beginning of period		0

End of period		$24,870,353

Undistributed net investment income		$122,664

1.	For the period from January 31, 2013 (commencement of operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Strategic Income Fund	Financial highlights

(For a share outstanding throughout the period)

Year ended
CLASS A	October 31, 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.27
Net realized and unrealized gains (losses) on investments	(0.36)

Total from investment operations	(0.09)
Distributions to shareholders from
Net investment income	(0.25)
Net asset value, end of period	$9.66
Total return[2]	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	1.85%
Net expenses	0.90%
Net investment income	3.76%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$518

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Income Fund	21

(For a share outstanding throughout the period)

Year ended
CLASS C	October 31, 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.21
Net realized and unrealized gains (losses) on investments	(0.37)

Total from investment operations	(0.16)
Distributions to shareholders from
Net investment income	(0.19)
Net asset value, end of period	$9.65
Total return[2]	(1.51)%
Ratios to average net assets (annualized)
Gross expenses	2.60%
Net expenses	1.65%
Net investment income	3.01%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$518

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Strategic Income Fund	Financial highlights

(For a share outstanding throughout the period)

Year ended
ADMINISTRATOR CLASS	October 31, 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.28
Net realized and unrealized gains (losses) on investments	(0.37)

Total from investment operations	(0.09)
Distributions to shareholders from
Net investment income	(0.25)
Net asset value, end of period	$9.66
Total return[2]	(0.85)%
Ratios to average net assets (annualized)
Gross expenses	1.79%
Net expenses	0.75%
Net investment income	3.90%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$496

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Strategic Income Fund	23

(For a share outstanding throughout the period)

Year ended
INSTITUTIONAL CLASS	October 31, 2013[1]
Net asset value, beginning of period	$10.00
Net investment income	0.29
Net realized and unrealized gains (losses) on investments	(0.36)

Total from investment operations	(0.07)
Distributions to shareholders from
Net investment income	(0.27)
Net asset value, end of period	$9.66
Total return[2]	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.52%
Net expenses	0.60%
Net investment income	4.05%
Supplemental data
Portfolio turnover rate	39%
Net assets, end of period (000s omitted)	$23,338

1.	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, values will be obtained from an independent broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and

Notes to financial statements	Wells Fargo Advantage Strategic Income Fund	25

foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Futures contracts

The Fund may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

26	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements

Federal and other taxes

The Fund intends to qualify as a regulated investment company by distributing substantially all of its investment company taxable and tax exempt income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns since commencement of operations will be subject to examination by the federal and Delaware revenue authorities. The Fund is not subject to examination by federal and state tax authorities for tax years before 2013, the year the Fund commenced operations.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(920)	$61,143	$(60,223)

As of October 31, 2013, the Fund had capital loss carryforwards which consist of $16,349 in short-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Strategic Income Fund	27

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Agency securities	$0	$234,262	$0	$234,262

Asset-backed securities	0	709,752	0	709,752

Corporate bonds and notes	0	8,421,051	0	8,421,051

Foreign government bonds	0	5,935,470	0	5,935,470

Municipal obligations	0	370,910	0	370,910

Non-agency mortgage backed securities	0	2,196,760	0	2,196,760

Term loans	0	5,063,909	510,983	5,574,892

Yankee corporate bonds and notes	0	804,110	0	804,110

Short-term investments
Investment companies	452,782	0	0	452,782
U.S. Treasury securities	109,995	0	0	109,995
	$562,777	$23,736,224	$510,983	$24,809,984

As of October 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Futures contracts+	$0	$(235,526)	$0	$(235,526)
Forward foreign currency contracts+	0	(453)	0	(453)
+	Amount represents the net unrealized losses

Transfers in and transfers out are recognized at the end of the reporting period. For the period ended October 31, 2013, the Fund did not have any transfers into/out of Level 1 or Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Term loans
Balance as of January 31, 2013	$0
Accrued discounts (premiums)	(544)
Realized gains (losses)	(44)
Change in unrealized gains (losses)	(6,357)
Purchases	520,190
Sales	(2,262)
Balance as of October 31, 2013	$510,983
Change in unrealized gains (losses) relating to securities still held at October 31, 2013	$(6,357)

The investment type categorized above was valued using the indicative broker quotes and are therefore considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.475% and declining to 0.375% as the average daily net assets of the Fund increase. For the period from January 31, 2013 to October 31, 2013, the advisory fee was equivalent to an annual rate of 0.475% of the Fund’s average daily net assets.

28	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. First International Advisors, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the subadviser’s portion of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C,	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the period from January 31, 2013 to October 31, 2013 were $35,156,472 and $8,757,084, respectively.

As of October 31, 2013, the Fund had unfunded term loan commitments of $214,470.

6. DERIVATIVE TRANSACTIONS

During the period from January 31, 2013 to October 31, 2013, the Fund entered into futures contracts to manage duration exposure.

At October 31, 2013, the Fund had short futures contracts outstanding as follows:

Expiration date	Contracts	Type	Contract value at October 31, 2013	Unrealized losses
12-19-2013	6 Short	U.S. Long Bond (CBT)	$808,875	$(29,042)
12-19-2013	55 Short	10-Year U.S. Treasury Notes (CBT)	7,004,766	(192,269)
12-31-2013	6 Short	5-Year U.S. Treasury Notes (CBT)	730,125	(14,215)

Notes to financial statements	Wells Fargo Advantage Strategic Income Fund	29

The Fund had an average notional amount of $5,118,445 in futures contracts during the period from January 31, 2013 to October 31, 2013.

During the period from January 31, 2013 to October 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2013, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at October 31, 2013	In exchange for U.S. $	Unrealized gains (losses)
11-25-2013	State Street Bank	135,370,000 HUF	$620,933	$608,497	$(12,436)
1-30-2014	State Street Bank	1,040,000 TRY	512,999	516,638	3,639
1-31-2014	State Street Bank	5,150,000 ZAR	506,316	514,660	8,344

The Fund had average contract amounts of $48,295 and $1,332,942 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the period from January 31, 2013 to October 31, 2013.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of October 31, 2013 was as follows for the Fund:

Asset derivatives		Liability derivatives
Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value

Interest rate contracts	Net assets – Net unrealized losses on investments	$0	Net assets – Net unrealized losses on investments	$235,526	*
Forward foreign currency contracts	Unrealized gains on forward foreign currency exchange contracts, Net assets – Net unrealized losses on investments	11,983	Unrealized losses on forward foreign currency exchange contracts, Net assets – Net unrealized losses on investments	12,436
		$11,983		$247,962

*	Amount represents cumulative unrealized losses on futures contracts. Only the variation margin as of October 31, 2013 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the period from January 31, 2013 to October 31, 2013 was as follows for the Fund:

	Amount of realized gains on derivatives
	Futures	Forward currency contracts
Interest rate contracts	$309,497	$ 0
Forward foreign currency contracts	0	83,611

	Change in unrealized losses on derivatives
	Futures	Forward currency contracts
Interest rate contracts	$(235,526)	$ 0
Forward foreign currency contracts	0	(453)

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter

30	Wells Fargo Advantage Strategic Income Fund	Notes to financial statements

traded. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. As of October 31, 2013, the Fund has transactions subject to an enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Description	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting arrangements	Collateral	Net amount (not less than $0)
Futures - variation margin	$9,484		$0	$109,995	$0
Forward foreign currency contracts	11,983	*	(11,983)	0	0

*	Amount represents the net unrealized gains.

Description	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting arrangements	Collateral	Net amount (not less than $0)
Forward foreign currency contracts	$12,436	**	$(11,983)	$0	$453

**	Amount represents the net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the period from January 31, 2013 to October 31, 2013, the Fund paid $39 in commitment fees.

For the period from January 31, 2013 to October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $684,176 of ordinary income for the period from January 31, 2013 to October 31, 2013.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward
$122,211	$(966,576)	$(16,349)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On November 22, 2013, the Fund declared distributions from net investment income to shareholders of record on November 21, 2013. The per share amounts payable on November 25, 2013, were as follows:

Net investment income
Class A	$0.03126
Class C	0.02549
Administrator Class	0.03172
Institutional Class	0.03387

Notes to financial statements	Wells Fargo Advantage Strategic Income Fund	31

On December 17, 2013, the Fund declared distributions from net investment income to shareholders of record on December 16, 2013. The per share amounts payable on December 18, 2013 were as follows:

Net investment income
Class A	$0.08423
Class C	0.07534
Administrator Class	0.08477
Institutional Class	0.08811

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

32	Wells Fargo Advantage Strategic Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Strategic Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period from January 31, 2013 (commencement of operations) to October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Strategic Income Fund as of October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Strategic Income Fund	33

TAX INFORMATION

For the fiscal year ended October 31, 2013, $422,547 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Strategic Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Strategic Income Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage Strategic Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220801 12-13 A263/AR263 10-13

Wells Fargo Advantage Asia Pacific Fund

Annual Report

October 31, 2013

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The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Asia Pacific Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Much of the difference between developed and emerging markets equity returns came in 2013, as the potential end of the Federal Reserve’s (Fed’s) quantitative easing (QE) program had a more significant effect on emerging markets than on developed markets.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Asia Pacific Fund for the 12-month period that ended October 31, 2013. Even though developed Asian markets soared during the 12-month period, emerging markets languished. Much of the difference between developed and emerging markets equity returns came in 2013, as the potential end of the Federal Reserve’s (Fed’s) quantitative easing (QE) program had a more significant effect on emerging markets than on developed markets. In addition, slower economic growth numbers from China and a combination of slower growth and higher inflation in India caused investors to worry about the prospects of larger emerging economies. Smaller markets such as the Philippines and Taiwan delivered strong returns for the full reporting period, even though investor worries about their reliance on external funding caused these markets to lag in the final months.

The actions of the Fed continued to influence emerging Asian markets.

The Fed continued to inject liquidity into the banks and the markets through various QE policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its QE program by adding purchases of $45 billion per month in long-term U.S. Treasuries.

In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds around the globe. Emerging markets were especially hard hit, as the possibility of a reduction in liquidity prompted investors to reevaluate those emerging countries that had benefited from low global interest rates. Several smaller Asian markets such as Malaysia, Thailand, and the Philippines generally lagged, in large part because smaller economies tend to have less-liquid stock markets and thus sharper reactions to liquidity outflows.

By early July 2013, however, valuations in some emerging markets had declined to the point where they looked attractive. In India, for example, some of the banks had returned to 2008 valuations. At that point, some of the emerging markets began to recover. In addition, economic data continued to make the case for emerging markets investing—U.S. data suggested that the economy was recovering more slowly than investors had hoped, while major emerging markets such as China reported encouraging numbers. Finally, after its September 2013 meeting, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally that began in late September 2013.

Developed market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter. The most significant negative effect was the ongoing fight in Washington, D.C. over the federal budget and debt limit. In Europe, signs emerged late in the period that the eurozone was exiting its long-lived recession, helping to boost European stock markets.

Letter to shareholders (unaudited)	Wells Fargo Advantage Asia Pacific Fund	3

In Japan, Prime Minister Shinzo Abe pressed ahead with his “three arrows” of economic rejuvenation. The three arrows consisted of aggressive monetary easing by the Bank of Japan with the goal of achieving annual 2% inflation, an ambitious course of public works spending, and a reform program aimed at improving private investment. These efforts to stimulate the economy showed early success, as Japan’s GDP increased at a 3.8% annualized rate in the second quarter of 2013, in part because of strong capital investment, following a 4.1% annualized GDP growth rate in the first quarter. The GDP growth put Japan’s economy among the world’s strongest and pushed its stock market to a gain in excess of 30% in U.S. dollar terms. Asia’s other developed markets—Hong Kong and Singapore—ended the period with positive but more modest returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The GDP growth put Japan’s economy among the world’s strongest and pushed its stock market to a gain in excess of 30% in U.S. dollar terms.

4	Wells Fargo Advantage Asia Pacific Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFAAX)	7-31-2007	12.40	13.41	8.26	19.24	14.75	8.90	1.74	1.62
Class C (WFCAX)	7-31-2007	17.44	13.90	8.11	18.44	13.90	8.11	2.49	2.37
Administrator Class (WFADX)	7-30-2010	–	–	–	19.57	14.91	8.97	1.58	1.42
Institutional Class (WFPIX)	7-30-2010	–	–	–	19.70	15.02	9.02	1.31	1.27
Investor Class (SASPX)	12-31-1993	–	–	–	19.25	14.69	8.85	1.80	1.67
MSCI All Country Asia Pacific Index (Net)[4]	–	–	–	–	19.57	13.41	7.80	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Asia Pacific Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Historical performance shown for Class A shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.60% for Class A, 2.35% for Class C, 1.40% for Administrator Class, 1.25% for Institutional Class, and 1.65% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International (MSCI) All Country Asia Pacific Index (Net) is a total return, capitalization-weighted index that measures the performance of stock markets in 15 pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI All Country Asia Pacific Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Asia Pacific Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares modestly underperformed its benchmark, the MSCI All Country Asia Pacific Index (Net), for the 12-month period that ended October 31, 2013.

■	Stock selection in consumer staples, industrials, and telecommunication services detracted. Overall, favorable stock selection decisions helped boost the Fund’s relative results. On a sector basis, both sector allocation and stock selection contributed in the information technology (IT) and financials sectors.

■	Singapore and China/Hong Kong detracted from relative results due to unfavorable stock selection and an overweight position in Singapore. Among countries, stock selection in Japan contributed significantly to relative performance for the period.

In a volatile market, the Fund generally benefited from favorable stock selection.

From a sector perspective, holdings in the industrials, consumer staples, and telecommunication services sectors detracted for the reporting period, but stock selection in the IT, financials, and energy sectors contributed. An overweight allocation in the telecommunication services sector also aided relative performance as the sector was one of the best-performing sectors for the 12-month period.

Ten largest equity holdings[6] (%) as of October 31, 2013
Samsung Electronics Company Limited	3.50
Mitsui Fudosan Company Limited	3.07
Mitsubishi Electric Corporation	1.96
Hitachi Limited	1.84
Nippon Telegraph & Telephone Corporation	1.83
Japan Airlines Company Limited	1.78
Industrial & Commercial Bank of China Limited	1.77
Mizuho Financial Group Incorporated	1.72
GLP J-REIT	1.69
ORIX Corporation	1.69

On a country basis, the Indian stock market was one of the weaker performers in the index for the 12-month period, and the Fund’s holdings in the country underperformed the index. Notable detractors included two real estate developers, including Oberoi Realty Limited and Unitech Limited, both of which are no longer held. Stock selection in Singapore and an overweight in that country also detracted.

The most notable area of success included stock selection in Japan, along with good contributions from Malaysia. In Japan, strong financials holdings along with exceptional consumer discretionary returns contributed to both absolute and relative results. One of the Fund’s top performers for the 12-month period was Mitsui Fudosan Company Limited, a Japanese provider of real estate services such as leasing, subdivision, construction, sales, and maintenance of office buildings and residential houses. In Malaysia, the Fund benefited from strong relative performance in the financials sector.

Sector distribution[7] as of October 31, 2013

Our investment outlook on the Asia Pacific region remains positive.

Overall, we are seeing opportunities to add to what we believe are attractively valued dividend-yielding stocks, with the objective of positioning the portfolio for 2014. While there may be continued volatility as we enter the final months of 2013, we will aim to be well positioned when market participants once again focus on quality and sustainable yields as longer-term sources of return. We continue to take into consideration currency movements when analyzing the companies and their impact on overall stock returns.

In China, we believe the economy is recovering at a softer pace, partly due to stricter government policies. However, we firmly believe that the current tightening is positive

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Asia Pacific Fund	7

for the long-term health of the economy and should support higher-quality, more sustainable growth. If the economy were to further decelerate, we expect the leaders to take their feet off the brakes and introduce stimulus. As such, we deem market corrections to be a buying opportunity. Concerns about the effect of the Federal Reserve’s (Fed’s) potential withdrawal of liquidity on countries that depend on external financing have left us cautious about Indonesia, Malaysia, and India. Instead, we are focusing on north Asian opportunities as investors rotate from Southeast Asia to North Asia to avoid currency weakness.

In developed Asia, we remain moderately underweight in Japan (which is approximately 40% of the index) but expect further outperformance versus other Asian markets. Japan has more to gain, and, importantly, less to lose from a reduction of Fed liquidity and U.S. dollar strength than most emerging Asian markets. Japan’s own version of quantitative easing and Prime Minister Shinzo Abe’s stimulus measures should continue to generate a modest but meaningful recovery. We remain underweight in Australia given the reported unexciting outlook for its all-important resource sector. On a stock-specific basis, though we like some of the higher-yielding and better-quality names with strong industry positioning. We believe that New Zealand offers both stability and yield in rather uncertain times, especially in the infrastructure and telecommunication services sectors, while Singapore should benefit from its sensitivity to what most expect to be somewhat higher global economic growth in 2014. We have, however, reduced our overweight position in Singapore; we are wary about a potential property bubble there, as well as in Hong Kong, given the likelihood of tighter liquidity and higher interest rates. South Korea, while technically still an emerging market, should continue to benefit from its quasi-developed-market status that may make it less vulnerable in investors’ eyes than younger, more dynamic economies such as Indonesia, which are more dependent on foreign credit and fund flows.

As always, we will continue to focus on what we believe are well-managed companies with track records of good corporate governance and attractive total return potential.

Please see footnotes on page 5.

8	Wells Fargo Advantage Asia Pacific Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,000.85	$8.07	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$997.32	$11.83	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.35%
Administrator Class
Actual	$1,000.00	$1,001.74	$7.06	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$1,002.60	$6.31	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Investor Class
Actual	$1,000.00	$1,000.87	$8.32	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Asia Pacific Fund	9

Security name	Shares	Value

Common Stocks: 86.80%

Australia: 4.33%
AMP Limited (Financials, Insurance)	465,857	$2,087,045
BHP Billiton Limited (Materials, Metals & Mining)	63,100	2,246,004
Mirvac Group (Financials, REITs)	550,000	904,509
OceanaGold Corporation (Materials, Metals & Mining) †	681,000	1,119,946
Ozforex Group Limited (Financials, Diversified Financial Services) †	50,000	122,870
Sydney Airport Holdings Limited (Industrials, Transportation Infrastructure)	259,000	1,025,686
Treasury Wine Estates Limited (Consumer Staples, Beverages)	138,300	614,357

		8,120,417

China: 10.69%
AviChina Industry & Technology Company Limited (Industrials, Aerospace & Defense)	1,788,000	848,683
Baidu Incorporated (Information Technology, Internet Software & Services) †	6,000	965,400
China Construction Bank (Financials, Commercial Banks)	1,275,000	990,004
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	82,000	860,931
China Shipping Container Lines Company Limited Class H (Industrials, Marine) «†	3,113,000	770,922
Chongqing Rural Commercial Bank (Financials, Commercial Banks)	1,827,000	921,394
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	22,861	33,320
Fosun International (Materials, Metals & Mining)	1,102,500	1,059,412
Guodian Technology & Environment Group Corporation Limited (Industrials, Electrical Equipment)	2,925,000	743,228
Hollysys Automation Technologies Limited (Information Technology, Electronic Equipment, Instruments & Components) †	70,000	1,173,900
Huaneng Renewables Corporation Limited (Utilities, Independent Power Producers & Energy Traders)	3,760,000	1,450,071
Industrial & Commercial Bank of China Limited Class H (Financials, Commercial Banks)	4,754,000	3,329,578
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	1,618,000	1,853,197
Shanghai Electric Group Company Limited (Industrials, Electrical Equipment)	5,162,000	1,824,311
Shenzhen Expressway Company Limited (Industrials, Transportation Infrastructure)	2,676,000	1,125,211
SINA Corporation (Information Technology, Internet Software & Services) †	14,500	1,211,620
Vipshop Holdings Limited ADR (Consumer Discretionary, Internet & Catalog Retail) «†	13,100	902,983

		20,064,165

Hong Kong: 9.58%
Beijing Enterprises Water Group Limited (Utilities, Water Utilities)	3,462,000	1,540,552
China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	296,000	916,290
China Singyes Solar Technologies Holdings Limited (Industrials, Construction & Engineering)	1,742,000	1,889,620
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	1,083,000	2,223,831
First Pacific Company Limited (Financials, Diversified Financial Services)	651,000	740,593
GCL-Poly Energy Holdings Limited (Information Technology, Semiconductors & Semiconductor Equipment) †	6,126,000	1,880,547
Greentown China Holdings Limited (Financials, Real Estate Management & Development)	475,000	922,675
Kunlun Energy Company Limited (Energy, Oil, Gas & Consumable Fuels)	470,000	768,683
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	484,200	1,324,009
Shun Tak Holdings Limited (Industrials, Industrial Conglomerates)	3,602,000	2,086,029
Termbray Petro-King Oilfield Services Limited (Energy, Energy Equipment & Services) «†	1,796,000	938,192
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	184,000	188,201
The Link REIT (Financials, REITs)	196,000	988,469
Tianneng Power International Limited (Consumer Discretionary, Auto Components)	1,558,000	588,797
Wasion Group Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	1,582,000	991,683

		17,988,171

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Asia Pacific Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

India: 3.15%
HDFC Bank Limited (Financials, Commercial Banks)	141,500	$1,567,540
Hindalco Industries Limited (Materials, Metals & Mining)	538,600	1,008,314
Tata Motors Limited (Consumer Discretionary, Automobiles)	356,700	2,212,289
Titan Industries Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	256,900	1,116,975

		5,905,118

Indonesia: 1.34%
PT Gudang Garam Tbk (Consumer Staples, Tobacco)	277,000	906,747
PT Telekomunikasi Indonesia Persero Tbk (Telecommunication Services, Diversified Telecommunication Services)	7,707,500	1,606,798

		2,513,545

Japan: 31.35%
Fuji Heavy Industries Limited (Consumer Discretionary, Automobiles)	98,400	2,672,901
FUJIFILM Holdings Corporation (Information Technology, Electronic Equipment, Instruments & Components)	115,800	2,818,157
GLP J-REIT (Financials, REITs)	3,050	3,166,938
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	497,000	3,462,270
Japan Airlines Company Limited (Industrials, Airlines)	57,300	3,339,052
Japan Retail Fund Investment Corporation (Financials, REITs)	460	932,350
JFE Holdings Incorporated (Materials, Metals & Mining)	100,900	2,280,075
Komatsu Limited (Industrials, Machinery)	77,700	1,691,020
M3 Incorporated (Health Care, Health Care Technology)	600	1,638,361
Matsushita Electric Industrial Company Limited (Consumer Discretionary, Household Durables)	96,800	969,674
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	55,700	1,122,723
Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	337,000	3,684,277
Mitsubishi Heavy Industries Limited (Industrials, Machinery)	424,000	2,682,071
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	175,000	5,757,399
Mizuho Financial Group Incorporated (Financials, Commercial Banks)	1,552,100	3,235,844
Modec Incorporated (Energy, Energy Equipment & Services)	44,100	1,332,463
Nagoya Railroad Company Limited (Industrials, Road & Rail)	635,000	1,840,486
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	66,300	3,431,984
ORIX Corporation (Financials, Diversified Financial Services)	184,500	3,163,500
SoftBank Corporation (Telecommunication Services, Wireless Telecommunication Services)	35,400	2,628,089
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Commercial Banks)	486,000	2,382,304
THK Company Limited (Industrials, Machinery)	109,600	2,378,586
Toshiba Corporation (Industrials, Industrial Conglomerates)	318,000	1,345,347
Yahoo Japan Corporation (Information Technology, Internet Software & Services)	191,600	890,483

		58,846,354

Malaysia: 1.13%
Eastern & Oriental Bhd (Financials, Real Estate Management & Development)	134,700	85,800
Oldtown Bhd (Consumer Staples, Food Products)	1,188,300	933,905
Sapurakencana Petroleum Bhd (Energy, Energy Equipment & Services) †	781,900	991,143
Westports Holdings Bhd (Industrials, Transportation Infrastructure) †	146,600	119,397

		2,130,245

New Zealand: 1.36%
Air New Zealand Limited (Industrials, Airlines)	822,000	1,093,145
Telecom Corporation of New Zealand Limited (Telecommunication Services, Diversified Telecommunication Services)	747,300	1,450,584

		2,543,729

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Asia Pacific Fund	11

Security name	Shares	Value

Philippines: 3.13%
ABS-CBN Holdings Corporation (Consumer Discretionary, Media)	969,200	$740,190
Global Estate Resorts Incorporated (Financials, Real Estate Management & Development) †	22,545,000	709,586
GT Capital Holdings Incorporated (Financials, Diversified Financial Services)	25,200	499,218
Pepsi-Cola Products Philippines Incorporated (Consumer Staples, Beverages)	8,608,000	966,184
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	13,375	888,365
Philippine National Bank (Financials, Commercial Banks) †	479,000	1,068,078
Semirara Mining Corporation (Energy, Oil, Gas & Consumable Fuels)	158,550	1,012,724

		5,884,345

Singapore: 7.40%
Ascendas India Trust (Financials, Real Estate Management & Development)	3,619,000	1,864,563
CapitaMall Trust (Financials, REITs)	906,000	1,473,289
Croesus Retail Trust (Financials, REITs) †	1,271,000	900,403
Dyna-Mac Holdings Limited (Energy, Energy Equipment & Services)	2,305,000	742,232
Global Logistic Properties Limited (Financials, Real Estate Management & Development)	618,000	1,537,289
Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	32,000	944,131
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	107,000	934,592
Lippo Malls Indonesia REIT (Financials, REITs)	3,603,000	1,305,225
Mapletree Commercial Trust (Financials, REITs)	1,507,000	1,528,594
Midas Holdings Limited (Materials, Metals & Mining)	2,357,000	948,720
OSIM International Limited (Consumer Discretionary, Specialty Retail)	598,000	1,015,762
Raffles Medical Group Limited (Health Care, Health Care Providers & Services)	273,000	701,071

		13,895,871

South Korea: 6.39%
CJ CGV Company Limited (Consumer Discretionary, Media)	18,200	857,026
Hana Financial Group Incorporated (Financials, Commercial Banks)	23,390	901,863
Hotel Shilla Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	23,000	1,485,270
Hyundai Motor Company Limited (Consumer Discretionary, Automobiles)	7,600	1,812,680
Korea Electric Power Corporation (Utilities, Electric Utilities) †	48,600	1,298,902
KT Corporation (Telecommunication Services, Diversified Telecommunication Services)	31,700	1,047,452
LG Chem Limited (Materials, Chemicals)	4,700	1,327,033
POSCO (Materials, Metals & Mining)	4,600	1,372,519
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	4,300	920,198
Suprema Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †	42,600	965,854

		11,988,797

Taiwan: 4.86%
Chroma ATE Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	309,000	658,398
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	144,000	901,853
Everlight Electronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	540,000	1,021,937
MediaTek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	119,000	1,628,278
Radiant Opto-Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	302,000	1,130,720
Taiwan Cement Corporation (Materials, Construction Materials)	665,000	967,639
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	502,000	1,870,998
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	774,000	943,147

		9,122,970

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Asia Pacific Fund	Portfolio of investments—October 31, 2013

Security name			Shares	Value

Thailand: 0.99%
PTT Global Chemical PCL (Materials, Chemicals)			376,300	$949,062
Shin Corporation PCL (Telecommunication Services, Wireless Telecommunication Services)			338,500	913,542

				1,862,604

United Kingdom: 1.10%
HSBC Holdings plc (Materials, Metals & Mining)			186,800	2,058,822

Total Common Stocks (Cost $148,264,227)				162,925,153

	Dividend yield

Preferred Stocks: 3.50%

South Korea: 3.50%
Samsung Electronics Company Limited ±	0.79%		6,800	6,564,412

Total Preferred Stocks (Cost $5,077,637)				6,564,412

		Expiration date
Warrants: 3.90%

China: 3.90%
HSBC Bank plc (Qingdao Haier Company Limited) (Financials, Commercial Banks) †		6-8-2020	702,500	1,790,492
HSBC Bank plc (Shanghai International Airport Company Limited) (Financials, Commercial Banks) †		8-20-2020	693,500	1,684,468
HSBC Bank plc (Shenzhen Fuanna Bedding & Furnishing Company Limited) (Financials, Commercial Banks) †		10-31-2023	531,674	1,518,568
HSBC Bank plc (Weichai Power Company Limited) (Financials, Commercial Banks) †		12-20-2021	395,000	1,234,942
HSBC Bank plc (Zhengzhou Yutong Bus Company Limited) (Financials, Commercial Banks) †		6-11-2020	70,000	183,697
Standard Chartered Bank (Guangxi Wuzhou Zhongheng Group Company Limited) (Financials, Commercial Banks) †		12-20-2021	419,700	915,534

Total Warrants (Cost $6,911,311)				7,327,701

Investment Companies: 1.60%

Thailand: 0.62%
Samui Airport Property Fund			2,133,900	1,172,360

United States: 0.98%
WisdomTree Japan Hedged Equity ETF			38,440	1,832,819

Total Investment Companies (Cost $2,998,347)				3,005,179

	Yield

Short-Term Investments: 3.99%

Investment Companies: 3.99%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08		6,155,031	6,155,031
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.11		1,326,450	1,326,450

Total Short-Term Investments (Cost $7,481,481)				7,481,481

Total investments in securities
(Cost $170,733,003) *	99.79%	187,303,926
Other assets and liabilities, net	0.21	400,631

Total net assets	100.00%	$187,704,557

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Asia Pacific Fund	13

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $173,493,906 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$20,393,632
Gross unrealized depreciation	(6,583,612)

Net unrealized appreciation	$13,810,020

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Asia Pacific Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$179,822,445
In affiliated securities, at value (see cost below)	7,481,481

Total investments, at value (see cost below)	187,303,926
Foreign currency, at value (see cost below)	1,270,343
Receivable for investments sold	6,308,476
Receivable for Fund shares sold	189,635
Receivable for dividends	501,890
Receivable for securities lending income	1,567
Prepaid expenses and other assets	24,284

Total assets	195,600,121

Liabilities
Payable for investments purchased	5,665,995
Payable for Fund shares redeemed	596,052
Payable upon receipt of securities loaned	1,326,450
Advisory fee payable	132,712
Distribution fees payable	1,247
Due to other related parties	55,886
Accrued expenses and other liabilities	117,222

Total liabilities	7,895,564

Total net assets	$187,704,557

NET ASSETS CONSIST OF
Paid-in capital	$298,917,982
Undistributed net investment income	2,376,971
Accumulated net realized losses on investments	(130,176,265)
Net unrealized gains on investments	16,585,869

Total net assets	$187,704,557

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$8,720,117
Shares outstanding – Class A	743,998
Net asset value per share – Class A	$11.72
Maximum offering price per share – Class A2	$12.44
Net assets – Class C	$1,980,208
Shares outstanding – Class C	177,546
Net asset value per share – Class C	$11.15
Net assets – Administrator Class	$12,576,601
Shares outstanding – Administrator Class	1,090,090
Net asset value per share – Administrator Class	$11.54
Net assets – Institutional Class	$128,506
Shares outstanding – Institutional Class	11,126
Net asset value per share – Institutional Class	$11.55
Net assets – Investor Class	$164,299,125
Shares outstanding – Investor Class	14,229,860
Net asset value per share – Investor Class	$11.55

Investments in unaffiliated securities (including securities on loan), at cost	$163,251,522

Investments in affiliated securities, at cost	$7,481,481

Total investments, at cost	$170,733,003

Securities on loan, at value	$1,246,835

Foreign currency, at cost	$1,259,480

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage Asia Pacific Fund	15

Investment income
Dividends *	$5,022,034
Securities lending income, net	47,651
Income from affiliated securities	5,302
Interest	198

Total investment income	5,075,185

Expenses
Advisory fee	1,885,970
Administration fees
Fund level	94,402
Class A	18,358
Class C	4,956
Administrator Class	13,141
Institutional Class	38
Investor Class	533,278
Shareholder servicing fees
Class A	17,652
Class C	4,766
Administrator Class	29,402
Investor Class	412,665
Distribution fees
Class C	14,297
Custody and accounting fees	175,594
Professional fees	56,305
Registration fees	72,069
Shareholder report expenses	91,067
Trustees’ fees and expenses	12,728
Other fees and expenses	29,579

Total expenses	3,466,267
Less: Fee waivers and/or expense reimbursements	(374,224)

Net expenses	3,092,043

Net investment income	1,983,142

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	24,451,457
Forward foreign currency contract transactions	(25,748)

Net realized gains on investments	24,425,709

Net change in unrealized gains (losses) on investments	6,462,219

Net realized and unrealized gains (losses) on investments	30,887,928

Net increase in net assets resulting from operations	$32,871,070

* Net of foreign dividend withholding taxes in the amount of	$430,518

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Asia Pacific Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$1,983,142		$2,670,805
Net realized gains (losses) on investments		24,425,709		(9,105,718)
Net change in unrealized gains (losses) on investments		6,462,219		21,109,646

Net increase in net assets resulting from operations		32,871,070		14,674,733

Distributions to shareholders from
Net investment income
Class A		(242,199)		0
Class C		(55,133)		(4,466)
Administrator Class		(517,420)		(180,458)
Institutional Class		(488)		(165)
Investor Class		(5,920,195)		(1,715,646)

Total distributions to shareholders		(6,735,435)		(1,900,735)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	524,754	5,849,346	283,043	2,752,406
Class C	57,655	624,516	72,771	668,114
Administrator Class	447,283	4,865,999	462,654	4,454,889
Institutional Class	9,917	109,066	376	3,321
Investor Class	3,687,801	39,900,338	1,721,079	16,356,712

		51,349,265		24,235,442

Reinvestment of distributions
Class A	19,589	201,959	0	0
Class C	3,990	39,420	467	3,886
Administrator Class	46,860	474,690	19,583	166,851
Institutional Class	48	488	19	165
Investor Class	551,264	5,600,848	181,106	1,546,646

		6,317,405		1,717,548

Payment for shares redeemed
Class A	(359,560)	(3,977,877)	(3,056,737)	(27,310,428)
Class C	(55,976)	(604,958)	(43,135)	(400,836)
Administrator Class	(684,345)	(7,536,691)	(705,282)	(6,676,833)
Institutional Class	0	0	(375)	(3,637)
Investor Class	(5,429,628)	(59,220,253)	(4,783,428)	(45,231,217)

		(71,339,779)		(79,622,951)

Net decrease in net assets resulting from capital share transactions		(13,673,109)		(53,669,961)

Total increase (decrease) in net assets		12,462,526		(40,895,963)

Net assets
Beginning of period		175,242,031		216,137,994

End of period		$187,704,557		$175,242,031

Undistributed net investment income		$2,376,971		$3,228,910

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	17

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
CLASS A	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.19	$9.30	$10.15	$9.77	$8.82	$8.14
Net investment income (loss)	0.12 [2]	0.10 [2]	0.08 [2]	(0.01)[2]	0.04 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	1.79	0.79	(0.89)	0.39	1.05	0.59

Total from investment operations	1.91	0.89	(0.81)	0.38	1.09	0.70
Distributions to shareholders from
Net investment income	(0.38)	0.00	(0.04)	0.00	(0.14)	(0.02)
Net asset value, end of period	$11.72	$10.19	$9.30	$10.15	$9.77	$8.82
Total return[3]	19.24%	9.57%	(7.97)%	3.89%	12.58%	8.64%
Ratios to average net assets (annualized)
Gross expenses	1.79%	1.86%	1.73%	1.90%	1.90%	2.03%
Net expenses	1.60%	1.60%	1.60%	1.60%	1.59%	1.60%
Net investment income (loss)	1.08%	1.04%	0.83%	(0.91)%	0.49%	1.56%
Supplemental data
Portfolio turnover rate	187%	163%	196%	11%	137%	185%
Net assets, end of period (000s omitted)	$8,720	$5,699	$31,000	$63,741	$62,700	$85,156

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
CLASS C	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$9.73	$8.98	$9.96	$9.59	$8.67	$8.05
Net investment income (loss)	0.05	0.09 [2]	0.01	(0.01)[2]	(0.01)[2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	1.69	0.69	(0.86)	0.38	1.03	0.57

Total from investment operations	1.74	0.78	(0.85)	0.37	1.02	0.62
Distributions to shareholders from
Net investment income	(0.32)	(0.03)	(0.13)	0.00	(0.10)	0.00
Net asset value, end of period	$11.15	$9.73	$8.98	$9.96	$9.59	$8.67
Total return[3]	18.44%	8.78%	(8.67)%	3.86%	11.84%	7.70%
Ratios to average net assets (annualized)
Gross expenses	2.54%	2.62%	2.48%	2.65%	2.65%	2.79%
Net expenses	2.35%	2.35%	2.35%	2.35%	2.34%	2.35%
Net investment income (loss)	0.37%	0.92%	0.18%	(1.66)%	(0.13)%	0.73%
Supplemental data
Portfolio turnover rate	187%	163%	196%	11%	137%	185%
Net assets, end of period (000s omitted)	$1,980	$1,673	$1,274	$1,507	$1,450	$1,112

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	19

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2010[2]
Net asset value, beginning of period	$10.04	$9.29	$10.15	$9.77	$8.84
Net investment income (loss)	0.14 [3]	0.17	0.12 [3]	(0.00)[3,4]	0.03 [3]
Net realized and unrealized gains (losses) on investments	1.77	0.71	(0.89)	0.38	0.90

Total from investment operations	1.91	0.88	(0.77)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.41)	(0.13)	(0.09)	0.00	0.00
Net asset value, end of period	$11.54	$10.04	$9.29	$10.15	$9.77
Total return[5]	19.57%	9.66%	(7.68)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.61%	1.67%	1.52%	1.74%	1.80%
Net expenses	1.40%	1.40%	1.39%	1.40%	1.40%
Net investment income (loss)	1.26%	1.74%	1.14%	(0.70)%	1.98%
Supplemental data
Portfolio turnover rate	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$12,577	$12,860	$13,959	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Asia Pacific Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010[2]
Net asset value, beginning of period	$10.05	$9.30	$10.15	$9.77	$8.84
Net investment income (loss)	0.18 [3]	0.18	0.13	(0.01)[3]	0.03 [3]
Net realized and unrealized gains (losses) on investments	1.74	0.71	(0.89)	0.39	0.90

Total from investment operations	1.92	0.89	(0.76)	0.38	0.93
Distributions to shareholders from
Net investment income	(0.42)	(0.14)	(0.09)	0.00	0.00
Net asset value, end of period	$11.55	$10.05	$9.30	$10.15	$9.77
Total return[4]	19.70%	9.90%	(7.55)%	3.89%	10.52%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.42%	1.29%	1.47%	1.47%
Net expenses	1.25%	1.25%	1.24%	1.25%	1.25%
Net investment income (loss)	1.62%	1.86%	1.30%	(0.57)%	2.11%
Supplemental data
Portfolio turnover rate	187%	163%	196%	11%	137%
Net assets, end of period (000s omitted)	$129	$12	$11	$11	$11

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Asia Pacific Fund	21

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
INVESTOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.05	$9.28	$10.14	$9.76	$8.81	$8.12
Net investment income (loss)	0.10	0.15	0.08 [2]	(0.01)[2]	0.04 [2]	0.09 [2]
Net realized and unrealized gains (losses) on investments	1.78	0.72	(0.88)	0.39	1.05	0.60

Total from investment operations	1.88	0.87	(0.80)	0.38	1.09	0.69
Distributions to shareholders from
Net investment income	(0.38)	(0.10)	(0.06)	0.00	(0.14)	(0.00)[3]
Net asset value, end of period	$11.55	$10.05	$9.28	$10.14	$9.76	$8.81
Total return[4]	19.25%	9.51%	(7.97)%	3.89%	12.51%	8.53%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.94%	1.80%	1.97%	1.99%	2.14%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.64%	1.65%
Net investment income (loss)	1.04%	1.47%	0.82%	(0.96)%	0.41%	1.36%
Supplemental data
Portfolio turnover rate	187%	163%	196%	11%	137%	185%
Net assets, end of period (000s omitted)	$164,299	$154,999	$169,895	$252,214	$241,892	$278,741

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Asia Pacific Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

24	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$3,900,354	$(3,900,354)

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $129,730,010 with $48,912,806 expiring in 2016 and $80,817,204 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	25

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$162,925,153	$0	$0	$162,925,153
Investment companies	3,005,179	0	0	3,005,179
Preferred stocks	6,564,412	0	0	6,564,412
Warrants	0	7,327,701	0	7,327,701
Short-term investments
Investment companies	6,155,031	1,326,450	0	7,481,481
	$178,649,775	$8,654,151	$0	$187,303,926

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.95% and declining to 0.80% as the average daily net assets of the Fund increase. Prior to March 1, 2013, the annual advisory fee started at 1.10% and declined to 0.95% as the average daily net assets of the Fund increased. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 1.00% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A. and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund. Out of its fees, WellsCap pays Wells Capital Management Singapore a fee for its services as subadviser at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.60% for Class A shares, 2.35% for Class C shares, 1.40% for Administrator Class shares, 1.25% for Institutional Class shares, and 1.65% for Investor Class shares.

26	Wells Fargo Advantage Asia Pacific Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $4,544 from the sale of Class A shares and $306 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $336,977,927 and $357,797,844, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2013, the Fund did not have any open forward foreign currency contracts. The Fund had an average contract amount of $82,902 in forward foreign currency contracts to buy during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $395 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $6,735,435 and $1,900,735 of ordinary income for the years ended October 31, 2013 and October 31, 2012, respectively.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$4,691,619	$13,824,966	$(129,730,010)

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors or geographic region. Funds that invest a substantial portion of their assets in any sector or geographic region may be more affected by changes in that sector or geographic region than would be a fund whose investments are not heavily weighted in any sector or geographic region.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Advantage Asia Pacific Fund	27

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

28	Wells Fargo Advantage Asia Pacific Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Asia Pacific Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from October 1, 2010 to October 31, 2010 and each of the years or periods in the two-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Asia Pacific Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	29

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $2,566,237 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2013. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Asia Pacific Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Asia Pacific Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust
*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service*	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Asia Pacific Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220802 12-13 A236/AR236 10-13

Wells Fargo Advantage

Diversified International Fund

Annual Report

October 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Diversified International Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Diversified International Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Despite near-term volatility caused by a shutdown of the U.S. government, increased confidence that the U.S. economy was staging a fragile recovery combined with resilience in European economies and encouraging news out of Japan resulted in double-digit returns for major developed stock market indexes for the 12-month reporting period. However, emerging markets lagged their developed counterparts.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Federal Reserve’s (Fed’s) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

Markets also continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from eurozone countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%.

The performance of developed and emerging markets stocks diverged during the reporting period.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter. The most significant negative effect was the ongoing fight in Washington, D.C. over the federal budget and debt limit.

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies. Later in the period, signs emerged that the eurozone was exiting its long-lived recession, further boosting European stock markets. In late September, Germany’s federal election returned German Chancellor Angela Merkel to power as her party won a plurality of seats in the lower house of parliament. The election seemed to signal that there would not be significant changes in Europe’s most significant economy. In Japan, Prime Minister Shinzo Abe’s efforts to rejuvenate the economy showed early success, as Japan’s second-quarter GDP increased at a 3.8%

Letter to shareholders (unaudited)	Wells Fargo Advantage Diversified International Fund	3

annualized rate in the second quarter of 2013, in part because of strong capital investment, following a 4.1% annualized GDP growth rate in the first quarter. The growth numbers put Japan’s economy among the world’s strongest.

Despite the positive backdrop from improved developed market returns and accommodative central banks, emerging markets languished during the 12-month period. Much of the difference between developed and emerging markets equity returns came in 2013, as the potential end of the Fed’s quantitative easing program had a more significant effect on emerging markets than on developed markets. In addition, slower economic growth numbers from China and a combination of slower growth and higher inflation in India caused investors to worry about the prospects of larger emerging economies. Smaller markets such as the Philippines and Taiwan delivered strong returns for the full reporting period, even though investor worries about their reliance on external funding caused these markets to lag in the final months.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Artisan Partners Limited Partnership

LSV Asset Management

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Josef Lakonishok

Puneet Mansharamani, CFA

Menno Vermeulen, CFA

Dale Winner, CFA

Mark L. Yockey, CFA

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SILAX)	9-24-1997	19.26	10.79	5.43	26.59	12.11	6.06	1.66	1.42
Class B (SILBX)*	9-24-1997	20.70	11.05	5.53	25.70	11.31	5.53	2.41	2.17
Class C (WFECX)	4-1-1998	24.67	11.34	5.30	25.67	11.34	5.30	2.41	2.17
Administrator Class (WFIEX)	11-8-1999	–	–	–	26.85	12.34	6.30	1.50	1.26
Institutional Class (WFISX)	8-31-2006	–	–	–	27.28	12.51	6.44	1.23	1.00
Investor Class (WIEVX)	7-18-2008	–	–	–	26.54	12.08	6.05	1.72	1.47
MSCI EAFE® Index (Net)[4]	–	–	–	–	26.88	11.99	7.71	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified International Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Historical performance shown for Investor Class shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Investor Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.41% for Class A, 2.16% for Class B, 2.16% for Class C, 1.25% for Administrator Class, 0.99% for Institutional Class, and 1.46% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index (Net) is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

The Fund uses three different styles of international equity management: international blend, subadvised by Wells Capital Management Incorporated (WellsCap); international growth, subadvised by Artisan Partners Limited Partnership (Artisan); and international value, subadvised by LSV Asset Management (LSV).

Fund highlights

■	The Fund moderately underperformed its benchmark, the MSCI EAFE Index (Net) for the 12-month period that ended October 31, 2013.

■	Two of the three subadvisors—WellsCap and LSV—posted strong relative results for the period, while the portion managed by Artisan faced headwinds. Both the LSV and WellsCap portfolios benefited from favorable stock selection, with WellsCap posting notably strong relative results across all regions and most sectors.

■	All three teams continued to execute their disciplined investment approaches, and all continued to find what they believe are attractive investment candidates in the current market environment.

During the 12-month reporting period, developed international equity markets posted strong results advancing nearly 27% in U.S. dollar terms on encouraging economic news and continued accommodative central bank policies. By contrast, emerging markets lagged, in part because of concerns about slower economic growth in major markets such as China and India.

WellsCap:

Maintains a blend equity style that emphasizes bottom-up stock selection based on rigorous, in-depth fundamental company research and incorporates consideration of top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.

The WellsCap portion of the Fund stands out for its overweight in many leading Japanese companies and increased exposure to undervalued European companies; both regions generated positive stock-specific and allocation attribution. For the reporting period, we benefited from positive results in the financials sector, with Daiwa Securities Group Incorporated the top relative contributor. As a brokerage firm, Daiwa has been a significant beneficiary of the improving Japanese economy and consequent revival of the country’s stock market. Top performers also included Toyota Motor Corporation, Valeant Pharmaceuticals International Incorporated, Mitsui OSK Lines Limited, Metro AG, and Intesa Sanpaolo SpA. Our underweight in emerging markets equities, the residual underweight in emerging markets currencies, and the hedging that we used to reduce our overweight in Japanese yen down to the benchmark weighting also contributed to performance.

Notable underperformers included Barrick Gold Corporation, E.ON SE, Hengdeli Holdings Limited, Cenovus Energy Incorporated, and Familymart Company Limited, which we no longer hold. On a sector basis, results in the consumer discretionary sector detracted, with the weakness primarily attributable to our positions in Chinese luxury retailer Hengdeli Holdings Limited and Japanese retailer Yamada Denki Company Limited. Hengdeli’s shares slid on investor concerns about a possible slowdown in watch sales, a key segment for the company, as the Chinese government cracked down on corruption. This impacted Hengdeli as expensive watches are a popular form of bribery. We had purchased Yamada Denki in late 2012 on the thesis that the company would significantly benefit from Japan’s reforms. The thesis initially played out well, and sales rose as hoped. However, Yamada Denki’s quarterly earnings release in August showed that the retailer’s operating margins had deteriorated as a result of extensive discounting. We decided to sell on the news and move on to other opportunities.

Looking forward, we continue to believe that Asia represents a great investment opportunity, given the structural reforms that are taking hold in Japan and indications of reforms in China. We continue to find an above-average number of investment ideas in those countries and maintain an overweight in the region.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Diversified International Fund	7

Ten largest equity holdings[6] (%) as of October 31, 2013
Toyota Motor Corporation	1.75
Bayer AG	1.65
Baidu Incorporated	1.41
Zurich Financial Services AG	1.25
Linde AG	1.24
BP plc	1.23
Roche Holdings AG	1.22
AIA Group Limited	1.13
ENI SpA	1.13
Muenchener Rueckversicherungs-Gesellschaft AG	1.09

Artisan:

Invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular growth trends or themes at reasonable valuations.

The Artisan portion of the Fund posted solid results, led by stock selection in the industrials and health care sectors. Our overweight exposure in the consumer staples sector was a drawback given the largely cyclical nature of the market rally. Our holdings in India and Indonesia also detracted from performance. On the other hand, several consumer-related holdings were meaningful contributors, especially those with strong brands and a growing presence in emerging markets. From an allocation perspective, our underweight exposure in the energy and utilities sectors worked in our favor.

During the 12-month period, we made only modest shifts in portfolio positioning as a result of our active decision-making. Overall, the makeup of the portfolio remains focused on what we believe are high-quality companies that generate strong earnings and free cash-flow growth. Our industrials exposure did edge up as we continued to build positions in air-travel-related companies such as MTU Aero Engines AG and Rolls-Royce Holdings plc. We initiated a handful of other new positions that fit our investment criteria, including one in Beijing Enterprises Holdings Limited, a diversified company that we believe is well positioned to benefit from the rising use of cleaner energy (natural gas) in China.

Looking ahead to the next 6 to 12 months, we believe markets will keep a close eye on central bank actions and search for any signs of ongoing strength or weakness in global economies. Portfolio positioning remains focused on our themes and geared toward what we consider to be dominant, high-quality companies that are exposed to positive secular trends. We believe our bottom-up process should serve our investors well, yielding fundamentally sound companies with sustainable growth characteristics that are capable of standing up to varied market environments.

Sector distribution[7] as of October 31, 2013

LSV:

Seeks to add value through a quantitative selection process that favors deep-value stocks.

The LSV portion of the Fund posted strong returns for the 12-month reporting period. Stock selection added value in multiple sectors, while our sector bets had little impact on results. Our value bias also did not have a significant impact on relative results to performance as there was little difference between the returns of the MSCI growth and value indexes in the period.

Stock selection was particularly strong in the financials, materials, consumer staples, and consumer discretionary sectors. Notable contributors in the period included Thomas Cook Group plc and Magna International

Incorporated in the consumer discretionary sector, Georg Fischer AG in industrials, BT Group plc in telecommunication services, and Challenger Financial Services Group Limited and KBC Groep NV in financials. Detractors included emerging markets stocks Gazprom Neft, Tata Steel Limited, Companhia Vale Do Rio Doce, and Boliden AB in the materials sector and our underweights to Toyota Motor Corporation in Japan.

Our sector exposures had little impact on relative results in the period. While our overweight in telecommunication services and underweight in consumer staples added value, this was offset by our overweight in energy stocks and underweight in consumer discretionary stocks. Given our low turnover, sector weights do not change significantly over the short term. The most significant changes in sector exposure over the past year were a decrease in our weight in health care stocks and an

Please see footnotes on page 5.

8	Wells Fargo Advantage Diversified International Fund	Performance highlights (unaudited)

increase in our exposure in industrials. The LSV portion of the Fund continues to be overweight in telecommunication services, financials, and energy stocks and underweight in consumer staples and health care stocks.

Even though the LSV portion of the Fund has performed well in the past year, we believe that the valuations in our part of the Fund remain attractive because the earnings and cash flows of the companies in our portfolio remained strong over the past year. We calculate that the LSV portion of the Fund is trading at 11 times forward earnings estimates and just under 6 times cash flow, both discounts to the overall market.

Please see footnotes on page 5.

Fund expenses (unaudited)	Wells Fargo Advantage Diversified International Fund	9

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,094.73	$7.44	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17	1.41%
Class B
Actual	$1,000.00	$1,090.32	$11.38	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97	2.16%
Class C
Actual	$1,000.00	$1,090.30	$11.38	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97	2.16%
Administrator Class
Actual	$1,000.00	$1,095.78	$6.60	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class
Actual	$1,000.00	$1,097.77	$5.23	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%
Investor Class
Actual	$1,000.00	$1,094.17	$7.71	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Common Stocks: 95.31%

Australia: 2.09%
Arrium Limited (Materials, Metals & Mining)	198,700	$260,105
Bendigo Bank Limited (Financials, Commercial Banks)	26,100	268,886
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	46,700	264,831
Downer EDI Limited (Industrials, Commercial Services & Supplies)	42,300	197,101
Leighton Holdings Limited (Industrials, Construction & Engineering)	7,100	120,186
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	20,800	224,114
Metcash Limited (Consumer Staples, Food & Staples Retailing)	28,500	90,238
Perilya Limited (Industrials, Professional Services) †	289,100	92,903
Seven Network Limited (Industrials, Trading Companies & Distributors)	15,300	120,748
Toll Holdings Limited (Industrials, Air Freight & Logistics)	26,100	142,337
United Construction Group Limited (Industrials, Construction & Engineering)	14,100	98,217

		1,879,666

Austria: 0.46%
OMV AG (Energy, Oil, Gas & Consumable Fuels)	5,300	252,906
Voestalpine AG (Materials, Metals & Mining)	3,400	160,580

		413,486

Belgium: 1.83%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	7,409	770,563
Delhaize Group SA (Consumer Staples, Food & Staples Retailing)	3,600	230,049
KBC Groep NV (Financials, Commercial Banks)	2,900	158,090
Telenet Group Holding NV (Consumer Discretionary, Media)	4,435	243,574
UCB SA (Health Care, Pharmaceuticals)	3,713	244,101

		1,646,377

Brazil: 0.58%
Banco do Brasil SA (Financials, Commercial Banks)	12,100	160,689
BM&F Bovespa SA (Financials, Diversified Financial Services)	14,800	83,441
Companhia de Saneamento Basico do Estado de Sao Paulo (Utilities, Water Utilities)	17,700	187,572
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	5,300	85,597

		517,299

Canada: 2.78%
Barrick Gold Corporation (Materials, Metals & Mining)	18,169	353,395
Canadian Pacific Railway Limited (Industrials, Road & Rail)	1,598	228,626
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	11,290	335,539
Magna International Incorporated Class A (Consumer Discretionary, Auto Components)	4,500	381,139
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	3,400	212,710
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	6,539	691,303
WestJet Airlines Limited (Industrials, Airlines)	11,100	290,315

		2,493,027

China: 4.51%
AutoNavi Holdings Limited ADR (Information Technology, Software) «†	11,548	178,532
Baidu Incorporated (Information Technology, Internet Software & Services) †	7,848	1,262,743
Biostime International Holdings Limited (Consumer Staples, Food Products)	27,500	208,387

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Diversified International Fund	11

Security name	Shares	Value

China (continued)
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	220,000	$134,787
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	50,500	530,208
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	369,200	301,436
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	141,500	155,134
China Resources Land Limited (Financials, Real Estate Management & Development)	104,600	302,885
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	54,000	76,337
Industrial & Commercial Bank of China Limited Class H (Financials, Commercial Banks)	513,000	359,292
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	226,500	93,194
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	25,600	181,937
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	546,241	269,140

		4,054,012

Czech Republic: 0.10%
CEZ AS (Utilities, Electric Utilities)	3,200	92,109

Denmark: 0.10%
Rockwool International AS B Shares (Industrials, Building Products)	563	88,807

Finland: 0.14%
TietoEnator Oyj (Information Technology, IT Services)	5,800	127,574

France: 5.81%
Alstom SA (Industrials, Machinery)	3,400	126,488
Arkema SA (Materials, Chemicals)	910	103,317
AXA SA (Financials, Insurance)	9,900	247,328
BNP Paribas SA (Financials, Commercial Banks)	3,600	266,586
Compagnie Generale des Etablissements Michelin SCA Class B (Consumer Discretionary, Auto Components)	1,400	146,403
Credit Agricole SA (Financials, Commercial Banks) †	10,900	131,671
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	752	144,782
Pernod-Ricard SA (Consumer Staples, Beverages)	3,473	417,319
Renault SA (Consumer Discretionary, Automobiles)	2,500	218,971
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	3,700	394,559
Schneider Electric SA (Industrials, Electrical Equipment)	7,440	626,808
SCOR SE (Financials, Insurance)	7,700	272,187
Societe Generale SA (Financials, Commercial Banks)	3,700	210,090
Thales SA (Industrials, Aerospace & Defense)	4,200	257,755
Total SA (Energy, Oil, Gas & Consumable Fuels)	6,000	368,751
Unibail-Rodamco SE (Financials, REITs)	1,627	426,348
Vivendi SA (Telecommunication Services, Diversified Telecommunication Services)	12,000	304,597
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	3,456	553,701

		5,217,661

Germany: 11.59%
Allianz AG (Financials, Insurance)	3,936	662,134
BASF SE (Materials, Chemicals)	2,900	301,729
Bayer AG (Health Care, Pharmaceuticals)	11,924	1,482,015
Beiersdorf AG (Consumer Staples, Personal Products)	4,850	462,997
Daimler AG (Consumer Discretionary, Automobiles)	4,800	393,899
Deutsche Bank AG (Financials, Capital Markets)	3,300	159,643
Deutsche Post AG (Industrials, Air Freight & Logistics)	24,445	827,265

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Germany (continued)
E.ON SE (Utilities, Multi-Utilities)	8,100	$147,975
Hannover Rueckversicherung AG (Financials, Insurance)	2,200	176,505
Heidelbergcement AG (Materials, Construction Materials)	5,029	396,441
Linde AG (Materials, Chemicals)	5,886	1,118,440
Metro AG (Consumer Staples, Food & Staples Retailing)	20,728	971,933
MTU Aero Engines AG (Industrials, Aerospace & Defense)	3,605	360,200
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	4,674	976,668
Norddeutsche Affinerie AG (Materials, Metals & Mining)	1,800	113,546
RWE AG (Utilities, Multi-Utilities)	2,900	107,060
SAP AG (Information Technology, Software)	5,752	451,874
Siemens AG (Industrials, Industrial Conglomerates)	7,167	916,465
Volkswagen AG (Consumer Discretionary, Automobiles)	1,600	392,118

		10,418,907

Hong Kong: 3.69%
AIA Group Limited (Financials, Insurance)	200,200	1,016,106
Beijing Enterprises Holdings Limited (Industrials, Industrial Conglomerates)	52,500	431,011
China Everbright Limited (Financials, Capital Markets)	404,000	598,210
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail) «	1,902,366	451,484
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	24,058	148,197
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	101,500	73,052
Tencent Holdings Limited (Information Technology, Internet Software & Services)	6,800	371,180
Wheelock & Company Limited (Financials, Real Estate Management & Development)	22,000	112,369
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	42,000	115,388

		3,316,997

India: 0.59%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	16,734	78,408
Gail Limited (Utilities, Gas Utilities)	1,000	34,780
Grasim Industries GDR (Industrials, Construction & Engineering)	1,800	82,305
Tata Motors Limited ADR (Consumer Discretionary, Automobiles) «	7,700	241,164
Tata Steel Limited GDR (Industrials, Machinery)	17,100	94,050

		530,707

Indonesia: 0.21%
PT Bank Rakyat Indonesia Tbk (Financials, Commercial Banks)	272,500	190,974

Ireland: 0.98%
Covidien plc (Health Care, Health Care Equipment & Supplies)	10,926	700,466
Smurfit Kappa Group plc (Materials, Containers & Packaging)	7,500	182,278

		882,744

Israel: 0.42%
Bank Hapoalim Limited (Financials, Commercial Banks)	38,000	203,780
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	4,600	172,194

		375,974

Italy: 2.25%
Enel SpA (Utilities, Electric Utilities)	48,100	212,250
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	39,976	1,012,273

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Diversified International Fund	13

Security name	Shares	Value

Italy (continued)
Intesa Sanpaolo Rsp (Financials, Commercial Banks)	78,713	$158,813
Intesa Sanpaolo SpA (Financials, Commercial Banks)	256,681	638,119

		2,021,455

Japan: 18.01%
Adeka Corporation (Materials, Chemicals)	20,600	241,133
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	3,300	133,403
Alpine Electronics Incorporated (Consumer Discretionary, Household Durables)	11,600	139,795
Aozora Bank Limited (Financials, Commercial Banks)	41,000	118,835
Asahi Glass Company Limited (Industrials, Building Products)	79,000	486,067
Avex Group Holdings Incorporated (Consumer Discretionary, Media)	3,900	99,835
Capcom Company Limited (Information Technology, Software)	31,900	594,658
Daiichikosho Company Limited (Consumer Discretionary, Media)	5,200	148,337
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	26,000	518,519
Daiwa Securities Group Incorporated (Financials, Capital Markets)	93,000	843,649
Eizo Nanao Corporation (Information Technology, Computers & Peripherals)	7,300	179,066
Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	23,000	103,387
Hitachi Capital Corporation (Financials, Consumer Finance)	5,100	136,304
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	50,000	348,317
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	17,200	684,816
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	67,000	282,091
Itochu Corporation (Industrials, Trading Companies & Distributors)	48,100	576,241
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	23,400	844,808
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	28,500	140,573
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	8,400	453,615
Kyorin Company Limited (Health Care, Pharmaceuticals)	7,900	167,834
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	11,000	194,763
Marubeni Corporation (Industrials, Trading Companies & Distributors)	30,000	234,008
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	1,800	80,820
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	5,500	110,861
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	116,600	735,198
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	11,000	156,615
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	13,000	427,692
Mitsui OSK Lines Limited (Industrials, Marine)	125,000	526,289
Mizuho Financial Group Incorporated (Financials, Commercial Banks)	154,300	321,687
NGK Insulators Limited (Industrials, Machinery)	32,000	535,015
Nichirei Corporation (Consumer Staples, Food Products)	21,000	108,065
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	5,600	289,881
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	24,300	242,679
Nitto Denko Corporation (Materials, Chemicals)	11,600	605,187
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	10,000	158,649
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	2,400	180,616
ORIX Corporation (Financials, Diversified Financial Services)	5,500	94,305
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	6,000	170,243
Rengo Company Limited (Materials, Containers & Packaging)	23,000	122,567
Resona Holdings Incorporated (Financials, Commercial Banks)	37,000	191,905
Sankyu Incorporated (Industrials, Road & Rail)	28,000	99,949
SEINO Holdings Company Limited (Industrials, Road & Rail)	3,000	29,503
Sharp Corporation (Consumer Discretionary, Household Durables) «†	85,000	249,822
Sojitz Corporation (Industrials, Trading Companies & Distributors)	77,400	149,558

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Japan (continued)
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	19,900	$258,034
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	8,000	383,606
Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	3,000	142,327
Toshiba TEC Corporation (Information Technology, Office Electronics)	22,000	135,137
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	19,000	110,526
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	24,300	1,571,727
West Japan Railway Company (Industrials, Road & Rail)	2,700	120,680
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	21,000	204,597

		16,183,794

Liechtenstein: 0.15%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets)	1,400	135,934

Malaysia: 0.24%
Tenaga Nasional Berhad (Utilities, Electric Utilities)	71,400	213,371

Mexico: 0.26%
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	7,784	236,945

Netherlands: 2.83%
Aegon NV (Financials, Insurance)	17,300	137,740
Akzo Nobel NV (Materials, Chemicals)	10,300	749,027
ING Groep NV (Financials, Diversified Financial Services) †	16,600	211,480
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	16,900	321,702
Unilever NV (Consumer Staples, Food Products)	21,669	858,213
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services)	6,206	266,310

		2,544,472

Nigeria: 0.17%
Nigerian Breweries plc (Consumer Staples, Beverages)	136,314	149,791

Norway: 1.54%
DnB Nor ASA (Financials, Commercial Banks)	12,100	214,436
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels) †	25,569	193,280
Marine Harvest ASA (Consumer Staples, Food Products)	547,586	642,049
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	5,700	135,006
Yara International ASA (Materials, Chemicals)	4,600	198,587

		1,383,358

Poland: 0.11%
Asseco Poland SA (Information Technology, Software)	5,900	96,362

Russia: 1.35%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	10,500	237,090
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	4,200	275,156
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	14,461	329,711
Sberbank of Russia (Financials, Commercial Banks) (a)	115,453	374,645

		1,216,602

Singapore: 0.18%
Global Logistic Properties Limited (Financials, Real Estate Management & Development)	64,000	159,201

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Diversified International Fund	15

Security name	Shares	Value

South Africa: 0.30%
Barclays Africa Group Limited (Financials, Commercial Banks)	9,300	$143,584
Imperial Holding Limited (Consumer Discretionary, Distributors)	5,700	121,112

		264,696

South Korea: 2.93%
Hana Financial Group Incorporated (Financials, Commercial Banks)	14,830	571,810
Industrial Bank of Korea (Financials, Commercial Banks)	13,500	155,904
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	126	174,018
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)	837	581,297
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	4,477	958,076
Woori Finance Holdings Company Limited (Financials, Commercial Banks)	16,400	194,806

		2,635,911

Spain: 0.40%
Banco Santander Central Hispano SA (Financials, Commercial Banks)	22,800	202,426
Grifols SA (Health Care, Biotechnology)	3,658	150,018
Grifols SA Class B (Health Care, Biotechnology)	232	6,961

		359,405

Sweden: 1.09%
Boliden AB (Materials, Metals & Mining)	12,400	176,622
Nordea Bank AB (Financials, Commercial Banks)	15,000	192,128
Saab AB (Industrials, Aerospace & Defense)	9,100	182,560
Volvo AB Class B (Industrials, Machinery)	33,135	425,689

		976,999

Switzerland: 8.24%
ABB Limited (Industrials, Electrical Equipment)	27,464	701,318
Actelion Limited (Health Care, Biotechnology)	1,264	97,863
Baloise Holding AG (Financials, Insurance)	2,000	232,766
Credit Suisse Group AG (Financials, Capital Markets)	15,534	483,302
Georg Fischer AG (Industrials, Machinery)	400	275,968
Holcim Limited (Materials, Construction Materials)	2,528	188,343
Nestle SA (Consumer Staples, Food Products)	13,035	940,974
Novartis AG (Health Care, Pharmaceuticals)	8,991	698,094
Roche Holdings AG (Health Care, Pharmaceuticals)	3,976	1,100,756
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	824	527,174
Swiss Reinsurance AG (Financials, Insurance)	5,859	514,644
UBS AG (Financials, Capital Markets)	19,057	368,811
Valora Holding AG (Consumer Discretionary, Specialty Retail)	600	148,058
Zurich Financial Services AG (Financials, Insurance)	4,058	1,122,116

		7,400,187

Taiwan: 0.09%
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	46,000	82,983

Thailand: 0.16%
Bangchak Petroleum plc (Energy, Oil, Gas & Consumable Fuels)	135,400	144,644

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Diversified International Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

United Kingdom: 17.44%
Amlin plc (Financials, Insurance)	19,500	$133,226
AstraZeneca plc (Health Care, Pharmaceuticals)	9,400	498,731
Aviva plc (Financials, Insurance)	22,000	158,419
BAE Systems plc (Industrials, Aerospace & Defense)	49,700	362,346
Barclays plc (Financials, Commercial Banks)	50,000	211,328
BP plc (Energy, Oil, Gas & Consumable Fuels)	142,439	1,102,422
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	70,500	426,159
Capita plc (Industrials, Professional Services)	38,831	613,899
Centrica plc (Utilities, Gas Utilities)	21,200	120,128
Debenhams plc (Consumer Discretionary, Media)	420,235	686,607
Diageo plc (Consumer Staples, Beverages)	4,836	154,073
Firstgroup plc (Industrials, Road & Rail)	32,500	60,188
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	4,400	115,948
HSBC Holdings plc (Financials, Commercial Banks)	40,194	439,593
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	16,574	618,926
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,950	115,078
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	42,600	269,462
Johnson Matthey plc (Materials, Chemicals)	7,687	370,253
Land Securities Group plc (Financials, REITs)	24,809	393,213
Liberty Global plc Class A (Consumer Discretionary, Media) †	4,711	369,201
Liberty Global plc Class C (Consumer Discretionary, Media) †	448	33,537
Man Group plc (Financials, Capital Markets)	417,966	596,448
Meggitt plc (Industrials, Aerospace & Defense)	38,340	351,941
Old Mutual plc (Financials, Insurance)	59,600	194,565
Pace plc (Consumer Discretionary, Household Durables)	36,800	179,730
Prudential plc (Financials, Insurance)	10,162	208,397
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	5,780	449,296
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)	37,678	694,748
Rolls-Royce Holdings plc Class C Preference Shares (Industrials, Aerospace & Defense) †(a)	3,103,052	4,975
Royal & Sun Alliance Insurance Group plc (Financials, Insurance)	53,200	109,526
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	19,000	657,883
Royal Mail plc (Industrials, Air Freight & Logistics) †	23,258	208,834
SABMiller plc (Consumer Staples, Beverages)	14,750	769,576
Smiths Group plc (Industrials, Industrial Conglomerates)	20,061	461,579
Tesco plc (Consumer Staples, Food & Staples Retailing)	88,098	514,456
Tullett Prebon plc (Financials, Capital Markets)	20,600	105,035
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	193,208	695,478
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)	18,872	694,867
WH Smith plc (Consumer Discretionary, Specialty Retail)	15,600	225,365
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)	48,700	219,889
Wolseley plc (Industrials, Trading Companies & Distributors)	11,972	645,174
WPP plc (Consumer Discretionary, Media)	20,333	431,975

		15,672,474

United States: 1.69%
Apple Incorporated (Information Technology, Computers & Peripherals)	719	375,570
QUALCOMM Incorporated (Information Technology, Communications Equipment)	7,896	548,535
Schlumberger Limited (Energy, Energy Equipment & Services)	6,381	598,027

		1,522,132

Total Common Stocks (Cost $71,653,033)		85,647,037

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Diversified International Fund	17

Security name	Dividend yield	Shares	Value

Preferred Stocks: 0.69%

Brazil: 0.25%
Companhia Energetica de Minas Gerais SA (Utilities, Electric Utilities) ±	24.39%	7,109	$63,245
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	5.17	11,100	162,719

			225,964

Germany: 0.44%
Henkel AG & Company KGaA (Consumer Staples, Household Products) ±	1.16	3,677	397,898

Total Preferred Stocks (Cost $615,441)			623,862

	Yield
Short-Term Investments: 4.49%

Investment Companies: 4.49%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08	3,239,857	3,239,857
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.11	796,961	796,961

Total Short-Term Investments (Cost $4,036,818)			4,036,818

Total investments in securities (Cost $76,305,292) *	100.49%	90,307,717
Other assets and liabilities, net	(0.49)	(438,433)

Total net assets	100.00%	$89,869,284

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	Investment in an affiliate

(i)	Illiquid security for which the designation as illiquid is unaudited

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $78,917,222 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$17,776,486
Gross unrealized depreciation	(6,385,991)

Net unrealized appreciation	$11,390,495

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Diversified International Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$86,270,899
In affiliated securities, at value (see cost below)	4,036,818

Total investments, at value (see cost below)	90,307,717
Foreign currency, at value (see cost below)	646,142
Receivable for investments sold	176,325
Receivable for Fund shares sold	55,740
Receivable for dividends	300,613
Receivable for securities lending income	764
Unrealized gains on forward foreign currency contracts	22,993
Prepaid expenses and other assets	25,210

Total assets	91,535,504

Liabilities
Payable for investments purchased	545,582
Payable for Fund shares redeemed	145,117
Payable upon receipt of securities loaned	796,961
Advisory fee payable	38,222
Distribution fees payable	1,202
Due to other related parties	24,180
Accrued expenses and other liabilities	114,956

Total liabilities	1,666,220

Total net assets	$89,869,284

NET ASSETS CONSIST OF
Paid-in capital	$180,530,040
Undistributed net investment income	1,294,196
Accumulated net realized losses on investments	(105,980,963)
Net unrealized gains on investments	14,026,011

Total net assets	$89,869,284

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$28,928,173
Shares outstanding – Class A	2,360,563
Net asset value per share – Class A	$12.25
Maximum offering price per share – Class A2	$13.00
Net assets – Class B	$173,520
Shares outstanding – Class B	14,812
Net asset value per share – Class B	$11.71
Net assets – Class C	$1,746,109
Shares outstanding – Class C	153,801
Net asset value per share – Class C	$11.35
Net assets – Administrator Class	$8,194,938
Shares outstanding – Administrator Class	656,988
Net asset value per share – Administrator Class	$12.47
Net assets – Institutional Class	$2,405,686
Shares outstanding – Institutional Class	204,113
Net asset value per share – Institutional Class	$11.79
Net assets – Investor Class	$48,420,858
Shares outstanding – Investor Class	3,967,962
Net asset value per share – Investor Class	$12.20
Investments in unaffiliated securities (including securities on loan), at cost	$72,268,474

Investments in affiliated securities, at cost	$4,036,818

Total investments, at cost	$76,305,292

Securities on loan, at value	$766,548

Foreign currency, at cost	$647,489

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage Diversified International Fund	19

Investment income
Dividends*	$2,392,855
Securities lending income, net	79,037
Interest	139
Income from affiliated securities	1,765

Total investment income	2,473,796

Expenses
Advisory fee	674,397
Administration fees
Fund level	39,670
Class A	65,808
Class B	571
Class C	2,913
Administrator Class	5,110
Institutional Class	3,288
Investor Class	139,104
Shareholder servicing fees
Class A	63,277
Class B	549
Class C	2,801
Administrator Class	12,775
Investor Class	107,778
Distribution fees
Class B	1,646
Class C	8,404
Custody and accounting fees	155,399
Professional fees	41,148
Registration fees	60,798
Shareholder report expenses	60,876
Trustees’ fees and expenses	12,978
Other fees and expenses	70,380

Total expenses	1,529,670
Less: Fee waivers and/or expense reimbursements	(404,619)

Net expenses	1,125,051

Net investment income	1,348,745

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	3,066,242
Forward foreign currency contract transactions	4,188

Net realized gains on investments	3,070,430

Net change in unrealized gains (losses) on:
Unaffiliated securities	14,340,448
Forward foreign currency contract transactions	22,993

Net change in unrealized gains (losses) on investments	14,363,441

Net realized and unrealized gains (losses) on investments	17,433,871

Net increase in net assets resulting from operations	$18,782,616

* Net of foreign dividend withholding taxes in the amount of	$198,418

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Diversified International Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$1,348,745		$4,566,595
Net realized gains (losses) on investments		3,070,430		(12,771,274)
Net change in unrealized gains (losses) on investments		14,363,441		14,555,023

Net increase in net assets resulting from operations		18,782,616		6,350,344

Distributions to shareholders from
Net investment income
Class A		(1,279,375)		(338,231)
Class B		(14,233)		(191)
Class C		(34,916)		(4,213)
Administrator Class		(198,977)		0
Institutional Class		(617,382)		(8,142,523)
Investor Class		(2,250,592)		(563,955)

Total distributions to shareholders		(4,395,475)		(9,049,113)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	424,946	4,748,331	67,824	669,301
Class B	4,044	45,106	3,974	37,717
Class C	91,578	951,354	6,076	53,741
Administrator Class	411,188	4,585,536	71,813	731,021
Institutional Class	943	10,090	2,051,043	19,225,634
Investor Class	545,309	5,964,467	264,997	2,570,757

		16,304,884		23,288,171

Reinvestment of distributions
Class A	124,397	1,251,439	36,260	321,260
Class B	1,470	14,233	20	170
Class C	3,329	31,227	431	3,580
Administrator Class	18,793	192,070	0	0
Institutional Class	20,974	202,192	626,409	5,524,925
Investor Class	221,373	2,218,158	63,062	556,837

		3,909,319		6,406,772

Payment for shares redeemed
Class A	(378,210)	(4,124,839)	(378,146)	(3,686,356)
Class B	(21,216)	(222,246)	(25,904)	(243,145)
Class C	(6,926)	(71,187)	(10,077)	(91,335)
Administrator Class	(109,209)	(1,207,294)	(88,963)	(874,227)
Institutional Class	(539,856)	(5,600,991)	(45,288,152)	(430,823,339)
Investor Class	(634,637)	(6,889,379)	(684,585)	(6,665,092)

		(18,115,936)		(442,383,494)

Net increase (decrease) in net assets resulting from capital share transactions		2,098,267		(412,688,551)

Total increase (decrease) in net assets		16,485,408		(415,387,320)

Net assets
Beginning of period		73,383,876		488,771,196

End of period		$89,869,284		$73,383,876

Undistributed net investment income		$1,294,196		$4,395,175

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	21

(For a share outstanding throughout each period)

	Year ended October 31					Year ended September 30
CLASS A	2013	2012	2011	2010[1]		2010	2009
Net asset value, beginning of period	$10.25	$9.69	$10.29	$9.84		$9.62	$11.68
Net investment income	0.19 [2]	0.19 [2]	0.16	0.00	2,[3]	0.09 [2]	0.14 [2]
Net realized and unrealized gains (losses) on investments	2.41	0.51	(0.65)	0.45		0.26	(0.69)

Total from investment operations	2.60	0.70	(0.49)	0.45		0.35	(0.55)
Distributions to shareholders from
Net investment income	(0.60)	(0.14)	(0.11)	0.00		(0.13)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00		0.00	(1.28)

Total distributions to shareholders	(0.60)	(0.14)	(0.11)	0.00		(0.13)	(1.51)
Net asset value, end of period	$12.25	$10.25	$9.69	$10.29		$9.84	$9.62
Total return[4]	26.59%	7.45%	(4.83)%	4.57%		3.64%	(0.78)%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.68%	1.47%	1.54%		1.64%	1.76%
Net expenses	1.41%	1.41%	1.41%	1.41%		1.38%	1.41%
Net investment income	1.75%	1.96%	1.47%	0.59%		0.99%	1.76%
Supplemental data
Portfolio turnover rate	40%	57%	53%	5%		64%	123%
Net assets, end of period (000s omitted)	$28,928	$22,434	$23,862	$29,804		$28,926	$31,742

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.
2.	Calculated based upon average shares outstanding
3.	Amount is less than $0.005.
4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
CLASS B	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$9.80	$9.19	$9.74	$9.32	$9.12	$11.07
Net investment income (loss)	0.09 [2]	0.10 [2]	0.06 [2]	(0.00)[2,3]	(0.05)[2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	2.32	0.51	(0.61)	0.42	0.32	(0.64)

Total from investment operations	2.41	0.61	(0.55)	0.42	0.27	(0.57)
Distributions to shareholders from
Net investment income	(0.50)	(0.00)[3]	0.00	0.00	(0.07)	(0.10)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(1.28)

Total distributions to shareholders	(0.50)	(0.00)[3]	0.00	0.00	(0.07)	(1.38)
Net asset value, end of period	$11.71	$9.80	$9.19	$9.74	$9.32	$9.12
Total return[4]	25.70%	6.69%	(5.65)%	4.51%	3.00%	(1.50)%
Ratios to average net assets (annualized)
Gross expenses	2.68%	2.35%	2.23%	2.28%	2.39%	2.51%
Net expenses	2.16%	2.12%	2.16%	2.16%	2.13%	2.16%
Net investment income (loss)	0.88%	1.11%	0.64%	(0.16)%	(0.59)%	0.93%
Supplemental data
Portfolio turnover rate	40%	57%	53%	5%	64%	123%
Net assets, end of period (000s omitted)	$174	$299	$482	$1,084	$1,046	$1,739

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	23

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
CLASS C	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$9.54	$9.01	$9.59	$9.17	$8.98	$10.98
Net investment income (loss)	0.09 [2]	0.11 [2]	0.07 [2]	(0.00)[2,3]	0.02 [2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	2.25	0.48	(0.61)	0.42	0.25	(0.65)

Total from investment operations	2.34	0.59	(0.54)	0.42	0.27	(0.58)
Distributions to shareholders from
Net investment income	(0.53)	(0.06)	(0.04)	0.00	(0.08)	(0.14)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(1.28)

Total distributions to shareholders	(0.53)	(0.06)	(0.04)	0.00	(0.08)	(1.42)
Net asset value, end of period	$11.35	$9.54	$9.01	$9.59	$9.17	$8.98
Total return[4]	25.67%	6.67%	(5.65)%	4.58%	3.07%	(1.47)%
Ratios to average net assets (annualized)
Gross expenses	2.66%	2.43%	2.22%	2.28%	2.39%	2.51%
Net expenses	2.16%	2.16%	2.16%	2.16%	2.12%	2.16%
Net investment income (loss)	0.84%	1.21%	0.72%	(0.16)%	0.20%	0.92%
Supplemental data
Portfolio turnover rate	40%	57%	53%	5%	64%	123%
Net assets, end of period (000s omitted)	$1,746	$628	$625	$744	$718	$719

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.42	$9.68	$10.28	$9.83	$9.59	$11.67
Net investment income	0.19 [2]	0.21 [2]	0.05 [2]	0.00 [2,3]	0.12 [2]	0.16 [2]
Net realized and unrealized gains (losses) on investments	2.47	0.53	(0.52)	0.45	0.26	(0.70)

Total from investment operations	2.66	0.74	(0.47)	0.45	0.38	(0.54)
Distributions to shareholders from
Net investment income	(0.61)	0.00	(0.13)	0.00	(0.14)	(0.26)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(1.28)

Total distributions to shareholders	(0.61)	0.00	(0.13)	0.00	(0.14)	(1.54)
Net asset value, end of period	$12.47	$10.42	$9.68	$10.28	$9.83	$9.59
Total return[4]	26.85%	7.64%	(4.69)%	4.58%	3.87%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.74%	1.52%	1.35%	1.38%	1.46%	1.58%
Net expenses	1.25%	1.25%	1.24%	1.25%	1.22%	1.25%
Net investment income	1.72%	2.11%	0.44%	0.75%	1.31%	2.02%
Supplemental data
Portfolio turnover rate	40%	57%	53%	5%	64%	123%
Net assets, end of period (000s omitted)	$8,195	$3,504	$3,421	$202,247	$193,626	$261,004

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Diversified International Fund	25

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.20	$9.69	$10.29	$9.84	$9.60	$11.69
Net investment income	0.20 [2]	0.19 [2]	0.23	0.00 [2,3]	0.15 [2]	0.18 [2]
Net realized and unrealized gains (losses) on investments	2.37	0.51	(0.68)	0.45	0.24	(0.70)

Total from investment operations	2.57	0.70	(0.45)	0.45	0.39	(0.52)
Distributions to shareholders from
Net investment income	(0.98)	(0.19)	(0.15)	0.00	(0.15)	(0.29)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(1.28)

Total distributions to shareholders	(0.98)	(0.19)	(0.15)	0.00	(0.15)	(1.57)
Net asset value, end of period	$11.79	$10.20	$9.69	$10.29	$9.84	$9.60
Total return[4]	27.28%	7.51%	(4.48)%	4.57%	4.13%	(0.41)%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.20%	1.03%	1.11%	1.19%	1.31%
Net expenses	0.99%	0.99%	0.99%	0.99%	0.96%	0.99%
Net investment income	1.94%	1.96%	2.17%	1.00%	1.63%	2.30%
Supplemental data
Portfolio turnover rate	40%	57%	53%	5%	64%	123%
Net assets, end of period (000s omitted)	$2,406	$7,367	$419,925	$199,081	$194,651	$69,698

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Diversified International Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
INVESTOR CLASS	2013	2012	2011	2010[1]	2010	2009
Net asset value, beginning of period	$10.21	$9.65	$10.26	$9.81	$9.58	$11.68
Net investment income	0.18 [2]	0.18	0.13	0.00 [2,3]	0.11 [2]	0.14 [2]
Net realized and unrealized gains (losses) on investments	2.40	0.52	(0.63)	0.45	0.24	(0.70)

Total from investment operations	2.58	0.70	(0.50)	0.45	0.35	(0.56)
Distributions to shareholders from
Net investment income	(0.59)	(0.14)	(0.11)	0.00	(0.12)	(0.26)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(1.28)

Total distributions to shareholders	(0.59)	(0.14)	(0.11)	0.00	(0.12)	(1.54)
Net asset value, end of period	$12.20	$10.21	$9.65	$10.26	$9.81	$9.58
Total return[4]	26.54%	7.43%	4.97%	4.59%	3.74%	(0.82)%
Ratios to average net assets (annualized)
Gross expenses	1.97%	1.74%	1.54%	1.61%	1.73%	1.87%
Net expenses	1.46%	1.46%	1.46%	1.46%	1.43%	1.46%
Net investment income	1.67%	1.91%	1.43%	0.54%	1.18%	1.75%
Supplemental data
Portfolio turnover rate	40%	57%	53%	5%	64%	123%
Net assets, end of period (000s omitted)	$48,421	$39,152	$40,456	$48,070	$46,282	$47,569

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	27

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Diversified International Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

28	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	29

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(6)	$(54,249)	$54,255

As of October 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

2017	No expiration
	Short-term	Long-term
$89,306,475	$7,627,167	$6,498,491

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$84,992,261	$654,776	$0	$85,647,037
Preferred stocks	623,862	0	0	623,862
Short-term investments
Investment companies	3,239,857	796,961	0	4,036,818
	$88,855,980	$1,451,737	$0	$90,307,717

As of October 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$22,993	$0	$22,993

+	Amount represents the net unrealized gains.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Artisan Partners Limited Partnership, LSV Asset Management, and WellsCap (an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo) are the subadvisers to the Fund and are each entitled to receive a fee from Funds Management which is calculated based on the average daily net assets of the subadviser’s portion of the Fund as follows:

	Annual subadvisory fee
	starting at	declining to
Artisan Partners Limited Partnership	0.80%	0.50%
LSV Asset Management	0.35	0.30
WellsCap	0.45	0.40

Notes to financial statements	Wells Fargo Advantage Diversified International Fund	31

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.41% for Class A shares, 2.16% for Class B shares, 2.16% for Class C shares, 1.25% for Administrator Class shares, 0.99% for Institutional Class shares, and 1.46% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $2,246 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $33,674,477 and $30,589,879, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2013, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at October 31, 2013	In exchange for U.S. $	Unrealized gains
1-7-2014	Barclays	51,700,000 JPY	$526,016	$528,592	$2,576
1-7-2014	Barclays	95,337,500 JPY	970,000	981,141	11,141
1-7-2014	Barclays	63,319,300 JPY	644,235	653,511	9,276

The Fund had average contract amounts of $62,635 and $1,248,331 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

32	Wells Fargo Advantage Diversified International Fund	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $183 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $4,395,475 and $9,049,113 of ordinary income for the years ended October 31, 2013 and October 31, 2012, respectively.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,357,296	$11,414,081	$(103,432,133)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Diversified International Fund	33

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Diversified International Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three year period then ended, the period from October 1, 2010 to October 31, 2010 and each of the years in the two year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Diversified International Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

34	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $3,274,647 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2013. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Diversified International Fund	35

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

36	Wells Fargo Advantage Diversified International Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Diversified International Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220803 12-13 A237/AR237 10-13

Wells Fargo Advantage

Emerging Markets Equity Fund

Annual Report

October 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Emerging Markets Equity Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Despite near-term volatility caused by a shutdown of the U.S. government, increased confidence that the U.S. economy was staging a fragile recovery combined with resilience in European economies and encouraging news out of Japan resulted in double-digit returns for major developed stock market indexes for the 12-month reporting period. However, emerging markets lagged their developed counterparts.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Federal Reserve’s (Fed’s) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

Markets also continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from eurozone countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%.

The performance of developed and emerging markets stocks diverged during the reporting period.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter. The most significant negative effect was the ongoing fight in Washington, D.C. over the federal budget and debt limit.

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies. Later in the period, signs emerged that the eurozone was exiting its long-lived recession, further boosting European stock markets. In late September, Germany’s federal election returned German Chancellor Angela Merkel to power as her party won a plurality of seats in the lower house of parliament. The election seemed to signal that there would not be significant changes in Europe’s most significant economy. In Japan, Prime Minister Shinzo Abe’s efforts to rejuvenate the economy showed early success, as Japan’s second-quarter GDP increased at a 3.8% annualized rate in the

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	3

second quarter of 2013, in part because of strong capital investment, following a 4.1% annualized GDP growth rate in the first quarter. The growth numbers put Japan’s economy among the world’s strongest.

Despite the positive backdrop from improved developed market returns and accommodative central banks, emerging markets languished during the 12-month period. Much of the difference between developed and emerging markets equity returns came in 2013, as the potential end of the Fed’s quantitative easing program had a more significant effect on emerging markets than on developed markets. In addition, slower economic growth numbers from China and a combination of slower growth and higher inflation in India caused investors to worry about the prospects of larger emerging economies. Smaller markets such as the Philippines and Taiwan delivered strong returns for the full reporting period, even though investor worries about their reliance on external funding caused these markets to lag in the final months.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Emerging Markets Equity Fund	Performance highlights (unaudited)

This fund is closed to new investors1.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Derrick Irwin, CFA

Yi (Jerry) Zhang, Ph.D, CFA

Average annual total returns2 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EMGAX)	9-6-1994	0.49	14.28	13.04	6.62	15.65	13.71	1.69	1.69
Class B (EMGBX)	9-6-1994	0.84	14.56	13.15	5.84	14.80	13.15	2.44	2.44
Class C (EMGCX)	9-6-1994	4.83	14.79	12.88	5.83	14.79	12.88	2.44	2.44
Class R6 (EMGDX)	6-28-2013	–	–	–	7.07	16.10	14.09	1.21	1.20
Administrator Class (EMGYX)	9-6-1994	–	–	–	6.83	15.89	13.99	1.53	1.52
Institutional Class (EMGNX)	7-30-2010	–	–	–	7.07	16.10	14.09	1.26	1.26
MSCI Emerging Markets Index (Net)[5]	–	–	–	–	6.53	15.39	12.41	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	5

Growth of $10,000 investment[6] as of October 31, 2013

1.	Please see the Fund’s current Statement of Additional Information for further details.

2.	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Emerging Markets Growth Fund.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through February 28, 2014 (February 28, 2015 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.70% for Class A, 2.45% for Class B, 2.45% for Class C, 1.18% for Class R6, 1.50% for Administrator Class, and 1.25% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

6.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares excluding sales charges outperformed its benchmark, the MSCI Emerging Markets Index (Net), for the 12-month period that ended October 31, 2013.

■	The larger contributing individual positions by sector were in information technology (IT), consumer discretionary, and consumer staples. These holdings helped China, Russia, India, and Mexico to be the better-performing countries.

■	By country, detractors included holdings in South Africa and Brazil. An underweight in the financials sector and stock selection in the materials and financials sectors also detracted from performance.

We faced yet another volatile period for emerging markets stocks.

As the 12-month period began, emerging markets equities followed a familiar pattern from 2012: weeks of listless trading followed by a rally driven by aggressive central bank policy and fiscal spending announcements from both emerging and developed countries. Markets were further boosted by early signs of reform in major emerging economies such as India and China. However, heading into 2013, softer economic data, weaker currencies, and falling commodity prices left emerging markets equities in the doldrums once again. As in 2012, markets continued to favor those sectors that would likely benefit from an environment of low growth, low interest rates, and high liquidity as the U.S. Federal Reserve (Fed) and other central banks appeared to be in no hurry to remove the monetary stimulus that had been in place for several years. This led to both dispersions in valuation at the sector level and distortions in perceptions of macroeconomic risk at the country level.

However, the climate changed dramatically in late May 2013 after the Fed hinted that it might begin to reduce the pace of quantitative easing, an action that would reduce global liquidity. This announcement signaled to investors that certain macroeconomic imbalances could no longer be ignored, and emerging markets equities sold off sharply. Notably, those countries with large current account deficits (making them largely dependent on external funding) saw their equity and currency markets slide the most. Markets recovered somewhat during the summer and into the end of the fiscal year, as it appeared the Fed would delay reducing its debt purchase program. However, looking ahead, the specter of tighter liquidity conditions looms over the market, affecting both sentiment and valuation.

Ten largest equity holdings[7] (%) as of October 31, 2013
Samsung Electronics Company Limited	4.55
Taiwan Semiconductor Manufacturing Company Limited ADR	3.39
SINA Corporation	2.88
Banco Bradesco SA ADR	2.57
China Mobile Limited	2.42
Companhia De Bebidas ADR	1.92
Fomento Economico Mexicano SAB de CV ADR	1.91
Lojas Americanas SA	1.78
Grupo Televisa SAB ADR	1.75
Petroleo Brasileiro SA ADR	1.67

Strong performance in China, Russia, and India more than offset weak results in South Africa and Brazil. In China, the largest contributors came from the internet sector, with Ctrip.com International Limited and SINA Corporation meaningfully outperforming in part because of solid operating results. The shares of both companies were also buoyed by positive investor sentiment on the internet space resulting from the pending initial public offerings (IPOs) of Chinese and U.S. internet giants Alibaba.com Limited and Twitter Incorporated. The portfolio underperformed in Brazil, where a slowing economy weighed on some of our more cyclical holdings, and in South Africa, where shares of precious metals companies were under pressure.

By sector, contributors included IT, consumer discretionary, and consumer staples. IT benefited from a range of internet-related names in China and Russia, for reasons discussed above. Consumer discretionary, in part, rode the same wave, as many technology-heavy businesses performed well. Additionally, New Oriental Education & Technology Group Incorporated, which had lagged in fiscal 2012, recovered strongly during the reporting period. The materials sector underperformed, largely because of weakness in precious metals names.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	7

Sector distribution[8] as of October 31, 2013

Investors are contemplating the withdrawal of several years of massive liquidity that has, to some extent, supported emerging markets equity prices. As a result, we will likely see a period of market volatility. Further, it appears that growth rates in the emerging markets have slowed at a time when developed markets’ growth has improved, reducing the relative attractiveness of emerging markets for some investors. Whereas the developed markets faced significant structural issues during the global financial crisis, it is now the emerging markets that must contend with orchestrating structural changes.

While we have been aware of these issues for some time and have managed our portfolio with a keen eye on these headwinds, many investors appear to have come around to these realities only now. In the near term, speculation over the path of stimulus withdrawal, particularly by the Fed, will be a source of volatility. Emerging markets will likely show more differentiation on a country, sector, and security level. This is quite natural, in our view, as the tendency for investors to view emerging markets as a single, monolithic asset class over the past several years never made sense to us. We think our strategy of bottom-up research, focusing on high-quality companies and compelling valuations, should work well in such an environment.

We continue to have a positive outlook on emerging markets. Despite the challenges that many emerging markets face, economic fundamentals remain healthy, with lower levels of public and private debt than in developed countries, favorable demographics, and a long runway of growth as living standards catch up with those in the developed world. Growth and progress is never a smooth ride, but we believe that the structural adjustments taking place in emerging markets should set them up for another growth phase in the years to come.

Please see footnotes on page 5.

8	Wells Fargo Advantage Emerging Markets Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,006.94	$8.35	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class B
Actual	$1,000.00	$1,002.69	$12.11	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	$12.18	2.40%
Class C
Actual	$1,000.00	$1,002.71	$12.12	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	$12.18	2.40%
Class R6
Actual	$1,000.00	$1,008.83	$5.92	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.31	$5.96	1.17%
Administrator Class
Actual	$1,000.00	$1,007.52	$7.54	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Institutional Class
Actual	$1,000.00	$1,008.83	$6.18	1.22%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.06	$6.21	1.22%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Emerging Markets Equity Fund	9

Security name	Shares	Value

Common Stocks: 88.64%

Argentina: 0.27%
MercadoLibre Incorporated (Information Technology, Internet Software & Services) «	94,800	$12,763,398

Brazil: 12.62%
All America Latina Logistica SA (Industrials, Road & Rail)	11,632,870	41,646,111
B2W Companhia Global do Varejo (Consumer Discretionary, Internet & Catalog Retail) †	2,015,290	15,068,345
Banco Bradesco SA ADR (Financials, Commercial Banks)	8,432,708	121,599,649
BM&F Bovespa SA (Financials, Diversified Financial Services)	8,624,000	48,621,159
BRF Brasil Foods SA ADR (Consumer Staples, Food Products) «	816,278	19,125,394
Brookfield Incorporacoes SA (Financials, Real Estate Management & Development) †	4,603,572	2,897,525
CETIP SA (Financials, Capital Markets)	4,572,537	50,701,642
Cia de Concessoes Rodoviarias (Industrials, Transportation Infrastructure)	1,903,200	15,827,433
Companhia De Bebidas ADR (Consumer Staples, Beverages)	2,443,400	90,894,480
Lojas Renner SA (Consumer Discretionary, Multiline Retail)	1,276,600	38,465,539
MRV Engenharia e Participacoes SA (Consumer Discretionary, Household Durables)	2,257,000	9,742,519
Multiplan Empreendimentos IImobilianios SA (Financials, Real Estate Management & Development)	1,251,200	29,372,649
Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	2,333,200	40,667,676
Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels)	2,102,953	38,189,626
Raia Drogasil SA (Consumer Staples, Food & Staples Retailing)	1,982,200	14,493,543
Vale SA Depository Receipt (Materials, Metals & Mining)	1,221,636	19,558,392

		596,871,682

Chile: 0.83%
Banco Santander Chile SA ADR (Financials, Commercial Banks)	977,700	24,012,312
Inversiones La Construccion (Financials, Diversified Financial Services)	100,000	1,501,220
SACI Falabella (Consumer Discretionary, Multiline Retail)	1,400,000	13,933,041

		39,446,573

China: 15.44%
51job Incorporated ADR (Industrials, Professional Services) «†	583,191	44,672,431
Baidu Incorporated (Information Technology, Internet Software & Services) †	179,700	28,913,730
China Life Insurance Company Limited (Financials, Insurance)	29,005,290	77,068,099
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	10,905,165	114,495,090
Ctrip.com International Limited ADR (Consumer Discretionary, Specialty Retail) †	824,016	44,702,868
Dalian Port Company Limited (Industrials, Transportation Infrastructure)	7,732,000	1,795,124
First Tractor Company (Industrials, Machinery)	7,532,000	5,382,082
Hengan International Group Company Limited (Consumer Staples, Personal Products)	4,040,000	49,477,364
New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services)	2,320,189	60,812,154
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	24,270,000	27,797,962
Shandong Weigao Group Medical Polymer Company Limited Class H (Health Care, Health Care Equipment & Supplies)	8,600,000	8,075,326
Sichuan Expressway Company (Industrials, Transportation Infrastructure)	22,984,000	6,848,064
SINA Corporation (Information Technology, Internet Software & Services) †	1,628,117	136,045,457
Sinotrans Limited (Industrials, Air Freight & Logistics)	13,390,000	3,298,710
Tingyi Holding Corporation (Consumer Staples, Food Products)	18,978,000	53,607,404
Tsingtao Brewery Company Limited (Consumer Staples, Beverages)	8,192,000	67,095,576

		730,087,441

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Colombia: 0.59%
Bancolombia SA ADR (Financials, Commercial Banks)	500,900	$28,115,517

Hong Kong: 5.45%
AIA Group Limited (Financials, Insurance)	12,041,400	61,115,580
Belle International Holdings Limited (Consumer Discretionary, Specialty Retail)	35,816,000	50,538,764
CNOOC Limited (Energy, Oil, Gas & Consumable Fuels)	37,880,000	77,782,742
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	15,985,000	11,504,747
Li Ning Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	10,906,500	9,987,895
Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,033,500	5,556,004
Sun Art Retail Group Limited (Consumer Staples, Food & Staples Retailing)	20,654,500	33,833,632
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	7,166,000	7,329,599

		257,648,963

India: 5.97%
Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	4,838,728	28,904,028
Bharti Infratel Limited (Industrials, Construction & Engineering)	5,218,871	13,999,364
Housing Development Finance Corporation Limited (Financials, Thrifts & Mortgage Finance)	1,850,700	25,749,590
ICICI Bank Limited ADR (Financials, Commercial Banks)	1,578,355	58,904,209
Infosys Technologies Limited ADR (Information Technology, IT Services)	728,115	38,633,782
ITC Limited (Consumer Staples, Tobacco)	7,182,640	39,153,599
Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	2,044,200	30,425,999
Reliance Industries Limited GDR (Energy, Oil, Gas & Consumable Fuels) 144A	1,246,587	37,235,554
Ultra Tech Cement Limited (Materials, Construction Materials)	286,000	9,153,350

		282,159,475

Indonesia: 0.95%
PT Astra International Incorporated Tbk (Consumer Discretionary, Automobiles)	13,851,000	8,171,138
PT Bank Central Asia Tbk (Financials, Commercial Banks)	9,299,500	8,620,960
PT Matahari Department Store Tbk (Consumer Discretionary, Multiline Retail) †	1,833,000	2,000,080
PT Telekomunik Indonesia Persoro Tbk (Telecommunication Services, Diversified Telecommunication Services) «	638,877	26,040,627

		44,832,805

Israel: 0.30%
Israel Chemicals Limited (Materials, Chemicals)	1,719,600	14,229,827

Malaysia: 1.54%
Genting Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	7,880,900	26,173,514
KLCC Property Holdings Bhd (Financials, REITs)	3,437,900	7,027,128
Resorts World Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	15,996,300	21,899,199
Sime Darby Bhd (Industrials, Industrial Conglomerates)	5,865,937	17,715,574

		72,815,415

Mexico: 10.43%
America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)	3,333,420	71,368,522
Cemex SAB de CV ADR (Materials, Construction Materials) †	4,381,719	46,358,587
Fibra Uno Administracion SAB de CV (Financials, REITs)	16,052,159	49,704,514
Fomento Economico Mexicano SAB de CV ADR (Consumer Staples, Beverages)	969,400	90,445,020
Grupo Financiero Banorte SAB de CV (Financials, Commercial Banks)	9,984,711	63,915,619
Grupo Financiero Santander SAB de CV ADR (Financials, Commercial Banks)	1,713,641	24,213,747
Grupo Sanborns SA de CV (Consumer Discretionary, Multiline Retail)	4,264,153	8,856,927

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Emerging Markets Equity Fund	11

Security name	Shares	Value

Mexico (continued)
Grupo Televisa SAB ADR (Consumer Discretionary, Media)	2,725,000	$82,949,000
Wal-Mart de Mexico SAB de CV (Consumer Staples, Food & Staples Retailing)	21,327,100	55,445,801

		493,257,737

Peru: 0.37%
Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	1,223,600	17,742,200

Philippines: 0.55%
Ayala Corporation (Financials, Diversified Financial Services)	632,624	8,828,333
Metropolitan Bank & Trust Company (Financials, Commercial Banks)	3,650,521	7,519,009
SM Investments Corporation (Industrials, Industrial Conglomerates)	476,582	9,441,199

		25,788,541

Russia: 4.78%
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	906,249	59,449,934
Magnit (Consumer Staples, Food & Staples Retailing) (a)	47,300	12,728,324
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	2,477,800	56,493,840
Sberbank of Russia (Financials, Commercial Banks) (a)	5,517,377	17,903,888
Sberbank of Russia ADR (Financials, Commercial Banks)	1,501,195	19,170,260
Yandex NV Class A (Information Technology, Internet Software & Services) †	1,643,106	60,564,887

		226,311,133

South Africa: 5.16%
Anglo American Platinum Limited (Materials, Metals & Mining) «†	106,832	4,322,020
AngloGold Ashanti Limited ADR (Materials, Metals & Mining) «	1,077,592	16,271,639
Clicks Group Limited (Consumer Staples, Food & Staples Retailing)	1,020,000	6,355,473
Gold Fields Limited ADR (Materials, Metals & Mining)	960,700	4,419,220
Impala Platinum Holdings Limited (Materials, Metals & Mining)	1,290,758	15,686,463
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	1,952,643	38,812,639
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	470,000	24,013,249
Shoprite Holdings Limited (Consumer Staples, Food & Staples Retailing)	2,598,100	47,568,749
Standard Bank Group Limited (Financials, Commercial Banks)	1,985,190	25,217,425
Tiger Brands Limited (Consumer Staples, Food Products)	2,093,333	61,343,962

		244,010,839

South Korea: 9.60%
Amorepacific Corporation (Consumer Staples, Personal Products)	8,490	6,963,281
KB Financial Group Incorporated (Financials, Commercial Banks)	330,000	13,066,227
KB Financial Group Incorporated ADR (Financials, Commercial Banks)	93,117	3,613,871
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)	4,024,813	66,731,400
KT&G Corporation (Consumer Staples, Tobacco)	859,891	62,824,938
Lotte Chilsung Beverage Company Limited (Consumer Staples, Beverages)	5,255	7,802,616
Lotte Confectionery Company Limited (Consumer Staples, Food Products)	4,427	7,591,528
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	155,936	215,362,941
Samsung Life Insurance Company Limited (Financials, Insurance)	549,337	54,118,045
Shinhan Financial Group Company Limited (Financials, Commercial Banks)	365,945	15,990,149

		454,064,996

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Fund	Portfolio of investments—October 31, 2013

Security name			Shares	Value

Taiwan: 7.78%
104 Corporation (Industrials, Commercial Services & Supplies)			1,655,000	$5,548,682
Far Eastern Textile Company Limited (Industrials, Industrial Conglomerates)			27,145,760	31,183,968
Fuhwa Financial Holdings Company Limited (Financials, Capital Markets)			48,050,750	26,168,315
MediaTek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)			1,628,881	22,287,995
President Chain Store Corporation (Consumer Staples, Food & Staples Retailing)			2,665,000	19,411,835
Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)			13,935,224	51,937,815
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)			8,697,852	160,127,455
Uni-President Enterprises Corporation (Consumer Staples, Food Products)			26,900,480	51,274,762

				367,940,827

Thailand: 3.55%
Bangkok Bank PCL (Financials, Commercial Banks)			3,729,800	24,685,584
PTT Exploration & Production PCL ADR (Energy, Oil, Gas & Consumable Fuels)			5,053,739	27,359,197
PTT PCL (Energy, Oil, Gas & Consumable Fuels)			3,090,200	31,472,880
Siam Commercial Bank PCL Foreign Exchange (Financials, Commercial Banks)			8,705,100	46,007,677
Thai Beverage PCL (Consumer Staples, Beverages)			87,127,000	38,225,902

				167,751,240

Turkey: 1.13%
Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages)			2,730,453	34,878,673
Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services, Wireless Telecommunication Services) †			1,181,462	18,478,066

				53,356,739

United Kingdom: 1.33%
African Barrick Gold Limited (Materials, Metals & Mining) «			1,428,500	4,409,126
Standard Chartered Bank plc (Financials, Commercial Banks)			2,429,560	58,413,841

				62,822,967

Total Common Stocks (Cost $3,761,248,084)				4,192,018,315

	Interest rate	Maturity date	Principal

Convertible Debentures: 0.00%

Brazil: 0.00%
Lupatech SA (Energy, Energy Equipment & Services) (a)(i)(s)	6.50%	4-15-2018	$303,000	4,545

Total Convertible Debentures (Cost $160,691)				4,545

	Dividend yield		Shares

Preferred Stocks: 2.14%

Brazil: 2.14%
Lojas Americanas SA (Consumer Discretionary, Multiline Retail) ±	0.69		11,390,903	84,305,496
Vale SA ADR (Materials, Metals & Mining) ±	5.85		1,153,500	16,887,240

Total Preferred Stocks (Cost $99,416,468)				101,192,736

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Emerging Markets Equity Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 9.02%

Investment Companies: 9.02%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	398,314,899	$398,314,899
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.11	28,451,820	28,451,820

Total Short-Term Investments (Cost $426,766,719)			426,766,719

Total investments in securities (Cost $4,287,591,962) *	99.80%	4,719,982,315
Other assets and liabilities, net	0.20	9,560,976

Total net assets	100.00%	$4,729,543,291

«	All or a portion of this security is on loan.

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $4,296,391,000 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$675,034,678
Gross unrealized depreciation	(251,443,363)

Net unrealized appreciation	$423,591,315

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$4,293,215,596
In affiliated securities, at value (see cost below)	426,766,719

Total investments, at value (see cost below)	4,719,982,315
Foreign currency, at value (see cost below)	63,933,602
Receivable for investments sold	128,611
Receivable for Fund shares sold	15,627,853
Receivable for dividends	2,663,650
Receivable for securities lending income	28,077
Prepaid expenses and other assets	142,929

Total assets	4,802,507,037

Liabilities
Payable for investments purchased	30,736,021
Payable for Fund shares redeemed	8,372,569
Payable upon receipt of securities loaned	28,451,820
Advisory fee payable	3,934,919
Distribution fees payable	116,941
Due to other related parties	755,421
Accrued expenses and other liabilities	596,055

Total liabilities	72,963,746

Total net assets	$4,729,543,291

NET ASSETS CONSIST OF
Paid-in capital	$4,326,347,252
Undistributed net investment income	4,182,765
Accumulated net realized losses on investments	(34,192,363)
Net unrealized gains on investments	433,205,637

Total net assets	$4,729,543,291

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$1,306,269,337
Shares outstanding – Class A	60,011,327
Net asset value per share – Class A	$21.77
Maximum offering price per share – Class A2	$23.10
Net assets – Class B	$11,070,502
Shares outstanding – Class B	592,959
Net asset value per share – Class B	$18.67
Net assets – Class C	$173,453,760
Shares outstanding – Class C	9,361,701
Net asset value per share – Class C	$18.53
Net assets – Class R6	$4,809,090
Share outstanding – Class R6	210,344
Net asset value per share – Class R6	$22.86
Net assets – Administrator Class	$1,050,659,778
Shares outstanding – Administrator Class	46,106,356
Net asset value per share – Administrator Class	$22.79
Net assets – Institutional Class	$2,183,280,824
Shares outstanding – Institutional Class	95,505,773
Net asset value per share – Institutional Class	$22.86
Investments in unaffiliated securities (including securities on loan), at cost	$3,860,825,243

Investments in affiliated securities, at cost	$426,766,719

Total investments, at cost	$4,287,591,962

Securities on loan, at value	$27,018,941

Foreign currency, at cost	$63,166,540

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage Emerging Markets Equity Fund	15

Investment income
Dividends*	$65,067,760
Interest	880
Securities lending income, net	796,652
Income from affiliated securities	348,202

Total investment income	66,213,494

Expenses
Advisory fee	37,125,998
Administration fees
Fund level	1,840,833
Class A	2,960,712
Class B	34,127
Class C	458,485
Class R6	404 [1]
Administrator Class	796,875
Institutional Class	1,244,194
Shareholder servicing fees
Class A	2,846,838
Class B	32,613
Class C	440,851
Administrator Class	1,946,158
Distribution fees
Class B	98,444
Class C	1,322,553
Custody and accounting fees	2,165,943
Professional fees	50,706
Registration fees	136,948
Shareholder report expenses	424,783
Trustees’ fees and expenses	16,483
Other fees and expenses	66,366

Total expenses	54,010,314
Less: Fee waivers and/or expense reimbursements	(5,981)

Net expenses	54,004,333

Net investment income	12,209,161

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,116,007
Forward foreign currency contract transactions	(2,335)

Net realized gains on investments	1,113,672

Net change in unrealized gains (losses) on investments	244,438,794

Net realized and unrealized gains (losses) on investments	245,552,466

Net increase in net assets resulting from operations	$257,761,627

* Net of foreign dividend withholding taxes in the amount of	$10,978,965

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$12,209,161		$17,499,285
Net realized gains (losses) on investments		1,113,672		(7,304,463)
Net change in unrealized gains (losses) on investments		244,438,794		(1,924,517)

Net increase in net assets resulting from operations		257,761,627		8,270,305

Distributions to shareholders from
Net investment income
Class A		(3,231,840)		(6,574,355)
Administrator Class		(2,897,616)		(4,991,113)
Institutional Class		(8,737,710)		(6,431,045)
Net realized gains
Class A		0		(10,038,509)
Class B		0		(255,759)
Class C		0		(2,467,330)
Administrator Class		0		(5,617,738)
Institutional Class		0		(5,818,637)

Total distributions to shareholders		(14,867,166)		(42,194,486)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	28,971,650	605,658,364	17,900,209	362,700,130
Class B	11,463	209,001	13,629	240,600
Class C	2,205,697	39,795,022	1,930,039	33,805,473
Class R6	210,344 [1]	4,448,474 [1]	N/A	N/A
Administrator Class	31,335,752	688,002,016	20,310,120	432,680,866
Institutional Class	63,246,185	1,394,231,709	41,870,877	888,749,204

		2,732,344,586		1,718,176,273

Reinvestment of distributions
Class A	146,282	3,088,018	795,372	15,535,892
Class B	0	0	12,679	217,829
Class C	0	0	103,977	1,772,806
Administrator Class	114,076	2,516,527	454,670	9,252,268
Institutional Class	319,622	7,057,247	415,654	8,450,500

		12,661,792		35,229,295

Payment for shares redeemed
Class A	(14,063,418)	(296,152,744)	(17,590,030)	(357,030,080)
Class B	(291,772)	(5,279,461)	(351,930)	(6,181,513)
Class C	(3,321,740)	(59,348,476)	(2,758,512)	(47,493,153)
Administrator Class	(14,941,011)	(328,112,979)	(15,327,870)	(329,325,671)
Institutional Class	(22,780,680)	(500,047,525)	(12,229,468)	(259,675,007)

		(1,188,941,185)		(999,705,424)

Net increase in net assets resulting from capital share transactions		1,556,065,193		753,700,144

Total increase in net assets		1,798,959,654		719,775,963

Net assets
Beginning of period		2,930,583,637		2,210,807,674

End of period		$4,729,543,291		$2,930,583,637

Undistributed net investment income		$4,182,765		$9,934,169

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$20.48	$20.93	$21.65	$16.99	$12.90
Net investment income	0.02	0.10	0.08	0.04 [2]	0.04 [2]
Net realized and unrealized gains (losses) on investments	1.33	(0.19)	(0.80)	4.63	5.98

Total from investment operations	1.35	(0.09)	(0.72)	4.67	6.02
Distributions to shareholders from
Net investment income	(0.06)	(0.14)	(0.00)[3]	(0.01)	(0.12)
Net realized gains	0.00	(0.22)	0.00	0.00	(1.81)

Total distributions to shareholders	(0.06)	(0.36)	(0.00)[3]	(0.01)	(1.93)
Net asset value, end of period	$21.77	$20.48	$20.93	$21.65	$16.99
Total return[4]	6.62%	(0.31)%	(3.32)%	27.51%	57.88%
Ratios to average net assets (annualized)
Gross expenses	1.65%	1.67%	1.68%	1.91%	2.04%
Net expenses	1.65%	1.67%	1.68%	1.89%	2.03%
Net investment income	0.15%	0.51%	0.44%	0.27%	0.29%
Supplemental data
Portfolio turnover rate	13%	7%	5%	6%	23%
Net assets, end of period (000s omitted)	$1,306,269	$920,709	$917,633	$820,716	$357,354

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$17.64	$18.06	$18.82	$14.87	$11.51
Net investment loss	(0.12)[2]	(0.05)[2]	(0.08)[2]	(0.09)[2]	(0.03)
Net realized and unrealized gains (losses) on investments	1.15	(0.15)	(0.68)	4.04	5.20

Total from investment operations	1.03	(0.20)	(0.76)	3.95	5.17
Distributions to shareholders from
Net realized gains	0.00	(0.22)	0.00	0.00	(1.81)
Net asset value, end of period	$18.67	$17.64	$18.06	$18.82	$14.87
Total return[3]	5.84%	(1.06)%	(4.04)%	26.56%	56.75%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.41%	2.43%	2.66%	2.80%
Net expenses	2.39%	2.41%	2.43%	2.64%	2.79%
Net investment loss	(0.64)%	(0.28)%	(0.39)%	(0.54)%	(0.43)%
Supplemental data
Portfolio turnover rate	13%	7%	5%	6%	23%
Net assets, end of period (000s omitted)	$11,071	$15,408	$21,652	$30,989	$25,499

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$17.51	$17.92	$18.68	$14.77	$11.44
Net investment loss	(0.11)[2]	(0.06)	(0.06)[2]	(0.08)[2]	(0.05)
Net realized and unrealized gains (losses) on investments	1.13	(0.13)	(0.70)	3.99	5.19

Total from investment operations	1.02	(0.19)	(0.76)	3.91	5.14
Distributions to shareholders from
Net realized gains	0.00	(0.22)	0.00	0.00	(1.81)
Net asset value, end of period	$18.53	$17.51	$17.92	$18.68	$14.77
Total return[3]	5.83%	(1.01)%	(4.07)%	26.47%	56.84%
Ratios to average net assets (annualized)
Gross expenses	2.39%	2.42%	2.43%	2.66%	2.79%
Net expenses	2.39%	2.42%	2.43%	2.64%	2.78%
Net investment loss	(0.62)%	(0.24)%	(0.32)%	(0.50)%	(0.46)%
Supplemental data
Portfolio turnover rate	13%	7%	5%	6%	23%
Net assets, end of period (000s omitted)	$173,454	$183,471	$200,796	$193,300	$121,216

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout the period)

CLASS R6	Year ended October 31, 2013[1]
Net asset value, beginning of period	$20.89
Net investment income	0.01 [2]
Net realized and unrealized gains (losses) on investments	1.96

Total from investment operations	1.97
Net asset value, end of period	$22.86
Total return[3]	9.43%
Ratios to average net assets (annualized)
Gross expenses	1.17%
Net expenses	1.17%
Net investment income	0.15%
Supplemental data
Portfolio turnover rate	13%
Net assets, end of period (000s omitted)	$4,809

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$21.44	$21.90	$22.63	$17.75	$13.42
Net investment income	0.05	0.14	0.02	0.09 [2]	0.08
Net realized and unrealized gains (losses) on investments	1.40	(0.18)	(0.73)	4.83	6.25

Total from investment operations	1.45	(0.04)	(0.71)	4.92	6.33
Distributions to shareholders from
Net investment income	(0.10)	(0.20)	(0.02)	(0.04)	(0.19)
Net realized gains	0.00	(0.22)	0.00	0.00	(1.81)

Total distributions to shareholders	(0.10)	(0.42)	(0.02)	(0.04)	(2.00)
Net asset value, end of period	$22.79	$21.44	$21.90	$22.63	$17.75
Total return	6.83%	(0.13)%	(3.14)%	27.78%	58.34%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.47%	1.47%	1.69%	1.80%
Net expenses	1.48%	1.47%	1.47%	1.65%	1.79%
Net investment income	0.35%	0.72%	0.70%	0.50%	0.54%
Supplemental data
Portfolio turnover rate	13%	7%	5%	6%	23%
Net assets, end of period (000s omitted)	$1,050,660	$634,428	$529,083	$248,493	$178,856

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Emerging Markets Growth Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Emerging Markets Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$21.50	$21.96	$22.66	$20.11
Net investment income	0.11	0.22	0.16	0.00 [2,3]
Net realized and unrealized gains (losses) on investments	1.40	(0.22)	(0.81)	2.55

Total from investment operations	1.51	0.00	(0.65)	2.55
Distributions to shareholders from
Net investment income	(0.15)	(0.24)	(0.05)	0.00
Net realized gains	0.00	(0.22)	0.00	0.00

Total distributions to shareholders	(0.15)	(0.46)	(0.05)	0.00
Net asset value, end of period	$22.86	$21.50	$21.96	$22.66
Total return[4]	7.07%	0.13%	(2.89)%	12.68%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.24%	1.24%	1.48%
Net expenses	1.22%	1.24%	1.23%	1.30%
Net investment income	0.57%	1.04%	0.93%	0.02%
Supplemental data
Portfolio turnover rate	13%	7%	5%	6%
Net assets, end of period (000s omitted)	$2,183,281	$1,176,567	$541,644	$197,823

1.	For the period from July 30, 2010 (commencement of class operations), to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Amount is less than $0.005.

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates of provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices provided by an independent pricing service which may utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If prices are not available from the independent pricing service or prices received are deemed not representative of market value, prices will be obtained from an independent broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other

24	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements

independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	25

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(4,422)	$(3,093,399)	$3,097,821

As of October 31, 2013, capital loss carryforwards available to offset future net realized capital gains were as follows through the indicated expiration dates:

		No expiration
2016	2017	Short-term
$2,830,910	$22,695,719	$5,858,537

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the

26	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements

lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$4,161,386,103	$30,632,212	$0	$4,192,018,315
Preferred stocks	101,192,736	0	0	101,192,736

Convertible debentures	0	0	4,545	4,545

Short-term investments
Investment companies	398,314,899	28,451,820	0	426,766,719
	$4,660,893,738	$59,084,032	$4,545	$4,719,982,315

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 1.01% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Fund	27

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.70%	February 28, 2014
Class B	2.45%	February 28, 2014
Class C	2.45%	February 28, 2014
Class R6	1.18%	February 28, 2015
Administrator Class	1.50%	February 28, 2014
Institutional Class	1.25%	February 28, 2014

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $82,384 from the sale of Class A shares and $6,084, $3,158 and $6,356 in contingent deferred sales charges from redemptions of Class A, Class B, and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $1,814,822,108 and $425,441,900, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2013, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $214,369 and $78,581 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $7,311 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

28	Wells Fargo Advantage Emerging Markets Equity Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	Year ended October 31
	2013	2012
Ordinary income	$14,867,166	$17,997,429
Long-term capital gain	0	24,197,057

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$10,144,179	$424,450,020	$(31,385,166)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Emerging Markets Equity Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

30	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $14,867,166 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2013. Additional details will be available in the semiannual report.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Emerging Markets Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 589 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Emerging Markets Equity Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220804 12-13 A238/AR238 10-13

Wells Fargo Advantage

Emerging Markets Equity Income Fund

Annual Report

October 31, 2013

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The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Emerging Markets Equity Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Emerging Markets Equity Income Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Despite near-term volatility caused by a shutdown of the U.S. government, increased confidence that the U.S. economy was staging a fragile recovery combined with resilience in European economies and encouraging news out of Japan resulted in double-digit returns for major developed stock market indexes for the 12-month reporting period. However, emerging markets lagged their developed counterparts.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Federal Reserve’s (Fed’s) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

Markets also continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from eurozone countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%.

The performance of developed and emerging markets stocks diverged during the reporting period.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter. The most significant negative effect was the ongoing fight in Washington, D.C. over the federal budget and debt limit.

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies. Later in the period, signs emerged that the eurozone was exiting its long-lived recession, further boosting European stock markets. In late September, Germany’s federal election returned German Chancellor Angela Merkel to power as her party won a plurality of seats in the lower house of parliament. The election seemed to signal that there would not be significant changes in Europe’s most significant economy. In Japan, Prime Minister

Letter to shareholders (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	3

Shinzo Abe’s efforts to rejuvenate the economy showed early success, as Japan’s second-quarter GDP increased at a 3.8% annualized rate in the second quarter of 2013, in part because of strong capital investment, following a 4.1% annualized GDP growth rate in the first quarter. The growth numbers put Japan’s economy among the world’s strongest.

Despite the positive backdrop from improved developed market returns and accommodative central banks, emerging markets languished during the 12-month period. Much of the difference between developed and emerging markets equity returns came in 2013, as the potential end of the Fed’s quantitative easing program had a more significant effect on emerging markets than on developed markets. In addition, slower economic growth numbers from China and a combination of slower growth and higher inflation in India caused investors to worry about the prospects of larger emerging economies. Smaller markets such as the Philippines and Taiwan delivered strong returns for the full reporting period, even though investor worries about their reliance on external funding caused these markets to lag in the final months.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Emerging Markets Equity Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks to achieve long-term capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Wells Capital Management Incorporated

Wells Capital Management Singapore

Portfolio managers

Anthony L.T. Cragg

Alison Shimada

Average annual total returns (%) as of October 31, 2013

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (EQIAX)	5-31-2012	4.58	12.34	10.94	17.12	4.34	1.65
Class C (EQICX)	5-31-2012	9.11	16.27	10.11	16.27	5.09	2.40
Administrator Class (EQIDX)	5-31-2012	–	–	11.13	17.33	4.18	1.45
Institutional Class (EQIIX)	5-31-2012	–	–	11.32	17.54	3.91	1.25
MSCI Emerging Markets Index (Net)[3]	–	–	–	6.53	12.70	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	5

Growth of $10,000 investment[4] as of October 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectuses.

2.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index (Net) is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4.	The chart compares the performance of Class A shares since inception with the MSCI Emerging Markets Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Emerging Markets Equity Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the MSCI Emerging Markets Index (Net), for the 12-month period that ended October 31, 2013.

■	Overall stock selection contributed to relative returns for the period. However, an overweight in the utilities sector detracted, as did stock selection in consumer staples.

■	Among countries, strong stock selection helped the Fund’s relative outperformance in China/Hong Kong, Mexico, and Indonesia. Unfavorable stock selection in Brazil and South Africa detracted from relative performance, as did an underweight position to South Korea.

The Fund outperformed its benchmark during a rising market.

From a sector allocation perspective, the Fund’s underweight in materials proved beneficial, as did an underweight in energy. Stock selection in financials and telecommunication services strongly aided relative results. On the opposite side of the spectrum, an underweight in information technology (IT) detracted from relative results, though that effect was more than offset by favorable stock selection. An overweight in utilities detracted from relative results as the sector significantly lagged for the period.

Ten largest equity holdings[5] (%) as of October 31, 2013
Industrial & Commercial Bank of China Limited Class H	2.18
HSBC Holdings plc	1.80
PetroChina Company Limited	1.69
PT Telekomunikasi Indonesia Persero Tbk	1.67
Kumba Iron Ore Limited	1.65
Sberbank ADR	1.57
Philippine Long Distance Telephone Company	1.53
Companhia Vale Do Rio Doce Class A	1.51
S-Oil Corporation	1.47
Globe Telecom Incorporated	1.44

Looking at stock selection, notable areas of success included South Korea, China/Hong Kong, Mexico, and Indonesia. In South Korea, stock selection in the telecommunication services and consumer discretionary sectors was quite strong on a relative basis, although strong stock selection was more than offset by an underweight in the country. One of the most significant contributors was SK Telecom Company Limited, a South Korean wireless telecommunications operator. In China/Hong Kong, the Fund benefited from positive contributions from holdings in the consumer discretionary and IT sectors, and in Mexico, consumer staples holdings outperformed significantly. At the sector level, the Fund’s strongest results came from stock selection in the telecommunication services, IT, and consumer discretionary sectors. The weakest results came from stock selection in consumer staples, along with an underweight position in IT.

Sector distribution[6] as of October 31, 2013

Our investment outlook on the emerging markets region remains positive.

The issue of when the Fed might begin to reduce its bond purchases, combined with specific issues in emerging countries, continued to weigh on the markets, particularly those of countries that depend on external financing. In those countries—which include India, Indonesia, Turkey, and South Africa— we will use stock and sector positioning and weightings to offset the effects of currency weakness. We take into consideration currency movements when analyzing the companies and their impact on overall stock returns.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	7

In China, we believe the economy is recovering at a softer pace, partly due to stricter government policies. However, we firmly believe that the current tightening is positive for the long-term health of the economy and should support higher-quality, more sustainable growth. If the economy were to further decelerate, we expect the leaders to take their feet off the brakes and introduce stimulus. As such, we deem market corrections to be a buying opportunity. Concerns about the effect of the Fed’s potential withdrawal of liquidity on countries that depend on external financing have left us cautious about Indonesia, Malaysia, and India. Instead, we are focusing on North Asian opportunities as investors rotate from Southeast Asia to North Asia to attempt to avoid currency weakness.

In Mexico, we are becoming more optimistic that the economy can improve. We are therefore repositioning into names that we believe can participate in this upswing. In Brazil, the government must implement policies that support potential growth without being deemed as interference. We remain cautious on the Brazilian economy and the ability of its political leadership to implement effective reforms. We are selectively investing in defensive growth companies with strong corporate governance and clear earnings visibility. We retain a negative outlook on Chile as we expect 2014 economic growth to slow on the back of weakness in commodity exports, but the country’s stocks fetch a premium valuation compared with other countries in Latin America. We also believe that Chile’s currency could weaken if its central bank cuts interest rates.

The Russian market remains inexpensive at the index level but currently lacks strong domestic macroeconomic drivers. Market performance will likely continue to be driven by external factors such as global liquidity, commodity prices, and investor attitude toward risk. Because of their reliance on external funding, both Turkey and South Africa could be vulnerable if the Fed were to reduce liquidity. We believe that the central bank of Turkey needs to tighten monetary policy to support the Turkish currency and restore some investor confidence in this market. Regional instability and political uncertainty related to 2014 presidential elections could also weigh on Turkey. Finally, South Africa faces the combined risk of economic slowdown and inflation (stagflation), and we continue to focus only on select companies with solid growth prospects, strong balance sheets, and generous dividend programs. Currency movement is a key factor for the market, and we believe the outlook for the South African rand depends on global risk and bond flows.

Overall, we are seeing opportunities to add to attractively valued dividend-yielding stocks, with the objective of positioning the portfolio for 2014. While there may be continued volatility as we enter the final months of 2013, we will aim to be well positioned when investors once again focus on quality and sustainable yields as longer-term sources of return.

Please see footnotes on page 5.

8	Wells Fargo Advantage Emerging Markets Equity Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$987.19	$8.26	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Class C
Actual	$1,000.00	$983.78	$12.00	2.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.11	$12.18	2.40%
Administrator Class
Actual	$1,000.00	$987.60	$7.26	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Institutional Class
Actual	$1,000.00	$988.73	$6.27	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Emerging Markets Equity Income Fund	9

Security name	Shares	Value

Common Stocks: 83.33%

Australia: 1.06%
BHP Billiton Limited (Materials, Metals & Mining)	8,999	$320,314

Brazil: 8.14%
Alupar Investimento SA (Utilities, Electric Utilities)†	18,860	142,279
Companhia de Concessoes Rodoviarias (Industrials, Transportation Infrastructure)	13,500	112,269
EDP Energias do Brasil SA (Utilities, Electric Utilities)	23,600	134,845
Grendene SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	44,000	398,714
Itau Unibanco Holding SA ADR (Financials, Commercial Banks)	25,735	396,576
Natura Cosmeticos SA (Consumer Staples, Personal Products)	10,700	213,981
Telefonica Brasil ADR (Telecommunication Services, Diversified Telecommunication Services)	12,201	270,618
Transmissora Alianca de Energia Eletrica SA Composite Unit (Utilities, Electric Utilities)	22,300	216,510
Tupy SA (Consumer Discretionary, Auto Components)	30,586	256,545
Valid Solucoes SA (Industrials, Commercial Services & Supplies)	21,000	323,971

		2,466,308

Chile: 1.51%
Aguas Andinas SA Class A (Utilities, Water Utilities)	579,217	392,364
Enersis SA (Utilities, Electric Utilities)	197,825	66,421

		458,785

China: 14.77%
China Construction Bank (Financials, Commercial Banks)	385,000	298,942
China Hongqiao Group Limited (Materials, Metals & Mining)	338,500	213,937
China Lilang Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	373,000	241,033
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	36,000	377,970
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	253,600	207,054
Cosco Pacific Limited (Industrials, Transportation Infrastructure)	209,521	305,377
Datang International Power Generation Company Limited Class H (Utilities, Independent Power Producers & Energy Traders)	298,000	136,450
Digital China Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	108,000	141,808
Guangzhou R&F Properties Company Limited (Financials, Real Estate Management & Development)	209,200	366,970
Huaneng Power International Incorporated (Utilities, Independent Power Producers & Energy Traders)	160,000	167,161
Industrial & Commercial Bank of China Limited Class H (Financials, Commercial Banks)	944,000	661,153
Jiangsu Express Company Limited (Industrials, Transportation Infrastructure)	236,000	297,093
PetroChina Company Limited (Energy, Oil, Gas & Consumable Fuels)	448,000	513,123
Shenzhen Expressway Company Limited (Industrials, Transportation Infrastructure)	704,000	296,020
Zhejiang Expressway Company Limited (Industrials, Transportation Infrastructure)	272,000	250,494

		4,474,585

Cyprus: 0.36%
Globaltrans Investment plc (Industrials, Road & Rail)	7,099	107,905

Czech Republic: 0.73%
CEZ AS (Utilities, Electric Utilities)	7,727	222,415

Hong Kong: 4.63%
Bosideng International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,120,000	258,584
Shanghai Industrial Holdings Limited (Industrials, Industrial Conglomerates)	125,000	413,550

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Hong Kong (continued)
SJM Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	113,000	$365,104
SmarTone Telecommunications Holding Limited (Telecommunication Services, Wireless Telecommunication Services)	129,500	170,707
Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	44,000	45,005
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	54,000	148,355

		1,401,305

Indonesia: 2.14%
PT Surya Citra Media Tbk (Consumer Discretionary, Media)	686,000	143,012
PT Telekomunikasi Indonesia Tbk (Telecommunication Services, Diversified Telecommunication Services)	2,420,500	504,606

		647,618

Malaysia: 2.14%
Berjaya Sports Toto Bhd (Consumer Discretionary, Hotels, Restaurants & Leisure)	166,766	215,093
Sunway Real Estate Investment Trust (Financials, REITs)	545,500	229,917
Telecom Malaysia Bhd (Telecommunication Services, Diversified Telecommunication Services)	113,000	187,644
Westports Holdings Bhd (Industrials, Transportation Infrastructure)†	20,682	16,844

		649,498

Mexico: 4.59%
Bolsa Mexicana de Valores SAB (Financials, Diversified Financial Services)	80,000	189,956
Grupo Aeroportuario del Centro Norte SAB de CV (Industrials, Transportation Infrastructure)	54,611	186,219
Grupo Aeroportuario del Pacifico SAB de CV (Industrials, Transportation Infrastructure)	48,475	252,420
Grupo Financiero Santander SAB de CV (Financials, Commercial Banks)	135,543	381,263
Macquarie Mexico Real Estate Management SA de CV (Financials, REITs)144A	207,708	381,117

		1,390,975

Panama: 0.72%
Banco Latinoamericano de Exportaciones SA E Shares (Financials, Commercial Banks)	8,289	217,420

Philippines: 3.68%
Globe Telecom Incorporated (Telecommunication Services, Wireless Telecommunication Services)	10,840	436,510
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	6,965	462,614
Semirara Mining Corporation (Energy, Oil, Gas & Consumable Fuels)	33,500	213,978

		1,113,102

Poland: 1.44%
Bank Pekao SA (Financials, Commercial Banks)	4,534	284,079
Powszechny Zaklad Ubezpieczen SA (Financials, Insurance)	994	151,277

		435,356

Russia: 7.20%
Alrosa AO (Materials, Metals & Mining)	262,389	304,371
Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	29,095	272,329
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	4,975	326,360
Mail.Ru Group Limited (Information Technology, Internet Software & Services)	4,575	168,726
MegaFon GDR (Telecommunication Services, Wireless Telecommunication Services)	6,035	219,071
Mining and Metallurgical Company OJSC (Materials, Metals & Mining)(a)	1,361	207,096
Mobile TeleSystems OJSC ADR (Telecommunication Services, Wireless Telecommunication Services)(a)	15,408	162,197

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Emerging Markets Equity Income Fund	11

Security name	Shares	Value

Russia (continued)
Mobile TeleSystems OJSC (Telecommunication Services, Wireless Telecommunication Services)	40,136	$425,504
Moscow Exchange MICEX-RTS OAO (Financials, Diversified Financial Services)(a)	50,563	96,568

		2,182,222

Singapore: 3.71%
Ascendas India Trust (Financials, Real Estate Management & Development)	685,000	352,922
Ascott Residence Trust (Financials, REITs)	169,000	178,224
Asian Pay Television Trust (Consumer Discretionary, Media)	114,000	72,500
Keppel Corporation Limited (Industrials, Industrial Conglomerates)	20,000	174,690
Keppel REIT (Financials, REITs)	1,600	1,559
Lippo Malls Indonesia Retail Trust (Financials, REITs)	473,000	171,349
STX OSV Holdings Limited (Industrials, Machinery)†	244,000	172,855

		1,124,099

South Africa: 6.16%
Barclays Africa Group Limited (Financials, Commercial Banks)	17,546	270,896
Growthpoint Properties Limited (Financials, REITs)	78,077	198,328
Kumba Iron Ore Limited (Materials, Metals & Mining)	11,957	500,529
MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	16,466	327,294
Sanlam Limited (Financials, Insurance)	26,533	142,408
Sasol Limited (Energy, Oil, Gas & Consumable Fuels)	8,328	425,494

		1,864,949

South Korea: 6.24%
Grand Korea Leisure Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,180	188,985
Hite Jinro Company Limited (Consumer Staples, Beverages)	6,850	168,223
Kangwon Land Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)	5,060	139,052
KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)	15,588	258,449
KT&G Corporation (Consumer Staples, Tobacco)	4,583	334,841
S-Oil Corporation (Energy, Oil, Gas & Consumable Fuels)	6,077	443,995
SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	14,510	355,205

		1,888,750

Taiwan: 8.85%
Chroma ATE Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	56,000	119,321
Chunghwa Telecom Company Limited (Telecommunication Services, Diversified Telecommunication Services)	42,000	135,237
Cleanaway Company Limited (Industrials, Commercial Services & Supplies)	44,000	275,566
CTCI Corporation (Industrials, Construction & Engineering)	99,000	173,202
Delta Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	27,000	140,149
Everlight Electronics Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	75,000	141,936
Huaku Development Company Limited (Financials, Real Estate Management & Development)	26,680	74,738
MediaTek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	16,000	218,928
Mega Financial Holding Company Limited (Financials, Commercial Banks)	237,065	204,954
Quanta Computer Incorporated (Information Technology, Computers & Peripherals)	46,000	109,131
Radiant Opto-Electronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	65,530	245,351
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	88,000	106,932
Taiwan Cement Corporation (Materials, Construction Materials)	183,000	266,283
United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)	53,048	108,748
Wistron Corporation (Information Technology, Computers & Peripherals)	113,242	106,383
WPG Holdings Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	207,000	252,237

		2,679,096

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Emerging Markets Equity Income Fund	Portfolio of investments—October 31, 2013

Security name			Shares	Value

Thailand: 2.90%
Esso (Thailand) PCL (Energy, Oil, Gas & Consumable Fuels)			701,400	$157,745
PTT Global Chemical PCL (Materials, Chemicals)			58,500	147,542
Shin Corporation PCL (Telecommunication Services, Wireless Telecommunication Services)			70,100	189,186
Shin Corporation PCL Non-Voting Depository Receipt (Telecommunication Services, Wireless Telecommunication Services)			86,700	234,682
Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)			40,300	81,571
Thai Union Frozen Products PCL (Consumer Staples, Food Products)			38,000	68,675

				879,401

Turkey: 0.56%
Cimsa Cimento Sanayi ve Ticaret AS (Materials, Construction Materials)			15,336	99,487
Turkcell Iletisim Hizmetleri AS (Telecommunication Services, Wireless Telecommunication Services)†			11,100	68,949

				168,436

United Kingdom: 1.80%
HSBC Holdings plc (Materials, Metals & Mining)			49,600	546,668

Total Common Stocks (Cost $24,134,537)				25,239,207

	Dividend yield
Preferred Stocks: 4.53%

Brazil: 2.96%
Banco Bradesco SA (Financials, Commercial Banks) ±	2.81%		13,300	191,645
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining) ±	5.91		31,300	458,839
Petroleo Brasileiro SA (Energy, Oil, Gas & Consumable Fuels) ±	5.34		27,000	246,233

				896,717

Russia: 1.57%
Sberbank ADR (Financials, Commercial Banks) (a)±	3.99		184,320	476,052

Total Preferred Stocks (Cost $1,285,690)				1,372,769

		Expiration date
Warrants: 0.69%

United Kingdom: 0.69%
HSBC Bank plc (Materials, Metals & Mining)†		8-1-2023	93,886	208,870

Total Warrants (Cost $206,813)				208,870

Investment Companies: 1.07%

Brazil: 0.38%
FII BTG Pactual Corporate Office Fund			1,895	116,566

Thailand: 0.69%
Samui Airport Property Fund			379,700	208,606

Total Investment Companies (Cost $356,696)				325,172

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Emerging Markets Equity Income Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 9.15%

Investment Companies: 9.15%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	2,772,495	$2,772,495

Total Short-Term Investments (Cost $2,772,495)			2,772,495

Total investments in securities (Cost $28,756,231)*	98.77%	29,918,513
Other assets and liabilities, net	1.23	371,483

Total net assets	100.00%	$30,289,996

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $28,773,087 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,720,305
Gross unrealized depreciation	(574,879)

Net unrealized appreciation	$1,145,426

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Emerging Markets Equity Income Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities, at value (see cost below)	$27,146,018
In affiliated securities, at value (see cost below)	2,772,495

Total investments, at value (see cost below)	29,918,513
Foreign currency, at value (see cost below)	114,116
Receivable for investments sold	341,802
Receivable for Fund shares sold	838,467
Receivable for dividends	63,985
Prepaid expenses and other assets	24,546

Total assets	31,301,429

Liabilities
Payable for investments purchased	946,297
Advisory fee payable	2,319
Distribution fees payable	1,142
Due to other related parties	4,845
Accrued expenses and other liabilities	56,830

Total liabilities	1,011,433

Total net assets	$30,289,996

NET ASSETS CONSIST OF
Paid-in capital	$28,005,844
Undistributed net investment income	72,063
Accumulated net realized gains on investments	1,049,556
Net unrealized gains on investments	1,162,533

Total net assets	$30,289,996

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$8,658,083
Shares outstanding – Class A	734,610
Net asset value per share – Class A	$11.79
Maximum offering price per share – Class A2	$12.51
Net assets – Class C	$2,027,827
Shares outstanding – Class C	172,030
Net asset value per share – Class C	$11.79
Net assets – Administrator Class	$13,526,972
Shares outstanding – Administrator Class	1,146,361
Net asset value per share – Administrator Class	$11.80
Net assets – Institutional Class	$6,077,114
Shares outstanding – Institutional Class	515,300
Net asset value per share – Institutional Class	$11.79

Investments in unaffiliated securities, at cost	$25,983,736

Investments in affiliated securities, at cost	$2,772,495

Total investments, at cost	$28,756,231

Foreign currency, at cost	$113,828

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage Emerging Markets Equity Income Fund	15

Investment income
Dividends*	$676,279
Income from affiliated securities	1,170

Total investment income	677,449

Expenses
Advisory fee	178,894
Administration fees
Fund level	8,132
Class A	7,116
Class C	2,283
Administrator Class	7,091
Institutional Class	4,445
Shareholder servicing fees
Class A	6,843
Class C	2,195
Administrator Class	17,728
Distribution fees
Class C	6,585
Custody and accounting fees	48,132
Professional fees	35,729
Registration fees	85,948
Shareholder report expenses	23,374
Trustees’ fees and expenses	16,280
Other fees and expenses	22,655

Total expenses	473,430
Less: Fee waivers and/or expense reimbursements	(234,914)

Net expenses	238,516

Net investment income	438,933

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	1,187,096
Forward foreign currency contract transactions	(481)

Net realized gains on investments	1,186,615
Net change in unrealized gains (losses) on investments	232,000

Net realized and unrealized gains (losses) on investments	1,418,615

Net increase in net assets resulting from operations	$1,857,548

* Net of foreign dividend withholding taxes in the amount of	$80,250

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Emerging Markets Equity Income Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012[1]

Operations
Net investment income		$438,933		$146,037
Net realized gains on investments		1,186,615		219,255
Net change in unrealized gains (losses) on investments		232,000		930,533

Net increase in net assets resulting from operations		1,857,548		1,295,825

Distributions to shareholders from
Net investment income
Class A		(90,453)		(5,528)
Class C		(20,531)		(3,756)
Administrator Class		(219,915)		(52,526)
Institutional Class		(182,108)		(55,444)
Net realized gains
Class A		(13,303)		0
Class C		(11,584)		0
Administrator Class		(109,120)		0
Institutional Class		(104,953)		0

Total distributions to shareholders		(751,967)		(117,254)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	746,532	8,571,764	56,011	565,063
Class C	125,397	1,453,061	50,000	500,000
Administrator Class	676,110	7,793,914	468,443	4,699,937
Institutional Class	34,989	400,626	450,000	4,500,000

		18,219,365		10,265,000

Reinvestment of distributions
Class A	9,031	103,132	515	5,528
Class C	2,819	32,115	351	3,756
Administrator Class	28,736	327,844	4,897	52,526
Institutional Class	25,149	287,061	5,171	55,444

		750,152		117,254

Payment for shares redeemed
Class A	(77,227)	(893,304)	(252)	(2,859)
Class C	(6,537)	(73,965)	0	0
Administrator Class	(31,825)	(375,694)	0	0
Institutional Class	(9)	(105)	0	0

		(1,343,068)		(2,859)

Net increase in net assets resulting from capital share transactions		17,626,449		10,379,395

Total increase in net assets		18,732,030		11,557,966

Net assets
Beginning of period		11,557,966		0

End of period		$30,289,996		$11,557,966

Undistributed net investment income		$72,063		$9,084

1.	For the five months ended October 31, 2012. The Fund commenced operations on May 31, 2012.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Income Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012[1]
Net asset value, beginning of period	$11.17	$10.00
Net investment income	0.31	0.13
Net realized and unrealized gains (losses) on investments	0.88	1.15

Total from investment operations	1.19	1.28
Distributions to shareholders from
Net investment income	(0.34)	(0.11)
Net realized gains	(0.23)	0.00

Total distributions to shareholders	(0.57)	(0.11)
Net asset value, end of period	$11.79	$11.17
Total return[2]	10.94%	12.80%
Ratios to average net assets (annualized)
Gross expenses	2.88%	4.29%
Net expenses	1.65%	1.65%
Net investment income	2.64%	2.94%
Supplemental data
Portfolio turnover rate	85%	39%
Net assets, end of period (000s omitted)	$8,658	$628

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012[1]
Net asset value, beginning of period	$11.16	$10.00
Net investment income	0.22	0.10
Net realized and unrealized gains (losses) on investments	0.89	1.13

Total from investment operations	1.11	1.23
Distributions to shareholders from
Net investment income	(0.25)	(0.07)
Net realized gains	(0.23)	0.00

Total distributions to shareholders	(0.48)	(0.07)
Net asset value, end of period	$11.79	$11.16
Total return[2]	10.11%	12.49%
Ratios to average net assets (annualized)
Gross expenses	3.81%	5.03%
Net expenses	2.40%	2.41%
Net investment income	1.80%	2.24%
Supplemental data
Portfolio turnover rate	85%	39%
Net assets, end of period (000s omitted)	$2,028	$562

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Emerging Markets Equity Income Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012[1]
Net asset value, beginning of period	$11.17	$10.00
Net investment income	0.32	0.14
Net realized and unrealized gains (losses) on investments	0.89	1.14

Total from investment operations	1.21	1.28
Distributions to shareholders from
Net investment income	(0.35)	(0.11)
Net realized gains	(0.23)	0.00

Total distributions to shareholders	(0.58)	(0.11)
Net asset value, end of period	$11.80	$11.17
Total return[2]	11.13%	12.89%
Ratios to average net assets (annualized)
Gross expenses	2.94%	4.14%
Net expenses	1.45%	1.45%
Net investment income	2.70%	3.17%
Supplemental data
Portfolio turnover rate	85%	39%
Net assets, end of period (000s omitted)	$13,527	$5,285

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Emerging Markets Equity Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012[1]
Net asset value, beginning of period	$11.17	$10.00
Net investment income	0.34	0.15
Net realized and unrealized gains (losses) on investments	0.89	1.14

Total from investment operations	1.23	1.29
Distributions to shareholders from
Net investment income	(0.38)	(0.12)
Net realized gains	(0.23)	0.00

Total distributions to shareholders	(0.61)	(0.12)
Net asset value, end of period	$11.79	$11.17
Total return[2]	11.32%	12.98%
Ratios to average net assets (annualized)
Gross expenses	2.74%	3.92%
Net expenses	1.25%	1.25%
Net investment income	2.88%	3.39%
Supplemental data
Portfolio turnover rate	85%	39%
Net assets, end of period (000s omitted)	$6,077	$5,082

1.	For the period from May 31, 2012 (commencement of class operations) to October 31, 2012

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Income Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to passive foreign investment

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Income Fund	23

companies. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$137,053	$(137,053)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$24,468,975	$770,232	$0	$25,239,207
Preferred stocks	896,717	476,052	0	1,372,769
Warrants	0	208,870	0	208,870
Investment companies	325,172	0	0	325,172

Short-term investments
Investment companies	2,772,495	0	0	2,772,495
	$28,463,359	$1,455,154	$0	$29,918,513

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

24	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 1.10% and declining to 0.95% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 1.10% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.65% and declining to 0.45% as the average daily net assets of the Fund increase. Wells Capital Management Singapore, a separately identifiable department of Wells Fargo Bank, N.A. and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund. Out of its fees, WellsCap pays Wells Capital Management Singapore a fee for its services as subadviser at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.65% for Class A shares, 2.40% for Class C shares, 1.45% for Administrator Class shares, and 1.25% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets for Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $4,528 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $27,450,693 and $12,971,563, respectively.

Notes to financial statements	Wells Fargo Advantage Emerging Markets Equity Income Fund	25

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

As of October 31, 2013, the Fund did not have any open forward foreign currency contracts. The Fund had average contract amounts of $2,613 in forward foreign currency contracts to buy during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $30 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $751,967 and $117,254 of ordinary income for the year ended October 31, 2013 and for the period from May 31, 2012 to October 31, 2012, respectively.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$873,535	$264,940	$1,145,677

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

On November 22, 2013, the Fund declared distributions from net investment income to shareholders of record on November 21, 2013. The per share amounts payable on November 25, 2013 were as follows:

Net investment income
Class A	$0.01318
Class C	0.00836
Administrator Class	0.01495
Institutional Class	0.01699

26	Wells Fargo Advantage Emerging Markets Equity Income Fund	Notes to financial statements

On December 9, 2013, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 6, 2013. The per share amounts payable on December 10, 2013 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.27579	$0.09276
Class C	0.27579	0.09276
Administrator Class	0.27579	0.09276
Institutional Class	0.27579	0.09276

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Emerging Markets Equity Income Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets and the financial highlights for the year ended October 31, 2013 and the period from May 31, 2012 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Emerging Markets Equity Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

28	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $185,179 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2013, $238,960 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2013. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Emerging Markets Equity Income Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage Emerging Markets Equity Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Emerging Markets Equity Income Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220805 12-13 A262/AR262 10-13

Wells Fargo Advantage Global Opportunities Fund

Annual Report

October 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Global Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Global Opportunities Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Despite near-term volatility caused by a shutdown of the U.S. government, increased confidence that the U.S. economy was staging a fragile recovery combined with resilience in European economies and encouraging news out of Japan resulted in double-digit returns for major developed stock market indexes for the 12-month reporting period. However, emerging markets lagged their developed counterparts.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Federal Reserve’s (Fed’s) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

Markets also continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from eurozone countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%.

The performance of developed and emerging markets stocks diverged during the reporting period.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter. The most significant negative effect was the ongoing fight in Washington, D.C. over the federal budget and debt limit.

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies. Later in the period, signs emerged that the eurozone was exiting its long-lived recession, further boosting European stock markets. In late September, Germany’s federal election returned German Chancellor Angela Merkel to power as her party won a plurality of seats in the lower house of parliament. The election seemed to signal that there would not be significant changes in Europe’s most significant economy. In Japan, Prime Minister Shinzo Abe’s efforts to rejuvenate the economy showed early success, as Japan’s second-quarter GDP increased at a 3.8% annualized rate in the second quarter of 2013, in part because of strong capital

Letter to shareholders (unaudited)	Wells Fargo Advantage Global Opportunities Fund	3

investment, following a 4.1% annualized GDP growth rate in the first quarter. The growth numbers put Japan’s economy among the world’s strongest.

Despite the positive backdrop from improved developed market returns and accommodative central banks, emerging markets languished during the 12-month period. Much of the difference between developed and emerging markets equity returns came in 2013, as the potential end of the Fed’s quantitative easing program had a more significant effect on emerging markets than on developed markets. In addition, slower economic growth numbers from China and a combination of slower growth and higher inflation in India caused investors to worry about the prospects of larger emerging economies. Smaller markets such as the Philippines and Taiwan delivered strong returns for the full reporting period, even though investor worries about their reliance on external funding caused these markets to lag in the final months.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Global Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Oleg Makhorine

James M. Tringas, CFA

Bryan VanCronkhite, CFA, CPA1

Average annual total returns2 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (EKGAX)	3-16-1988	22.06	14.05	10.19	29.50	15.41	10.84	1.56	1.56
Class B (EKGBX)*	2-1-1993	23.54	14.30	10.28	28.54	14.54	10.28	2.31	2.31
Class C (EKGCX)	2-1-1993	27.54	14.54	10.03	28.54	14.54	10.03	2.31	2.31
Administrator Class (EKGYX)	1-13-1997	–	–	–	29.73	15.63	11.11	1.40	1.40
Institutional Class (EKGIX)	7-30-2010	–	–	–	30.06	15.83	11.21	1.13	1.13
S&P Developed SmallCap Index[5]	–	–	–	–	33.09	18.41	10.24	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to country concentration risk, regional risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Global Opportunities Fund	5

Growth of $10,000 investment[6] as of October 31, 2013

1.	Effective November 22, 2013, Bryant VanCronkhite was named a co-portfolio manager of the Fund.

2.	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Global Opportunities Fund.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.55% for Class A, 2.30% for Class B, 2.30% for Class C, 1.40% for Administrator Class, and 1.15% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The S&P Developed SmallCap Index is a float-adjusted market capitalization index designed to measure the equity market performance of small capitalization companies located in developed markets. The index is comprised of companies within the bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the S&P Developed SmallCap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Global Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P Developed SmallCap Index, for the 12-month period that ended October 31, 2013, primarily due to unfavorable stock selection.

■	Stock selection in the financials, energy, utilities, and telecommunication services sectors contributed to relative performance. However, outperformance was more than offset by weakness in the consumer discretionary, materials, and information technology (IT) sectors.

■	Geographically, stock selection was strongest in the U.K. and Europe and weakest in Japan and the United States.

Despite favorable stock selection in several sectors, the Fund underperformed its benchmark during the fiscal year.

The 12-month period that ended October 31, 2013, proved to be rewarding for investors across global equity markets, with most major indexes ending in positive territory. Ongoing quantitative easing by the Federal Reserve (Fed) and mildly stronger economic data in the U.S. helped fuel a global stock market rally. Signs of stabilization in Europe and a change of leadership in Japan also seemed to aid an increase in investors’ risk appetite. Stock market corrections were relatively shallow over the 12-month period as investors reallocated back into equities.

Ten largest equity holdings[7] (%) as of October 31, 2013
Franklin Electric Company Incorporated	1.55
Kadant Incorporated	1.47
Mueller Industries Incorporated	1.45
First Citizens BancShares Incorporated	1.42
ATMI Incorporated	1.42
ACI Worldwide Incorporated	1.38
TreeHouse Foods Incorporated	1.34
Denny’s Corporation	1.32
Bovis Homes Group plc	1.25
Brown & Brown Incorporated	1.25

During the period, the portfolio benefited from strong stock selection in the financials, energy, utilities and telecommunications sectors. Outperformance in financials was heavily influenced by our positions in the Danish bank Jyske Bank AS and Savills plc, a U.K.-based real estate broker. Jyske has one of the highest returns on equity among its European banking peers. Jyske’s strong capital position continues to allow it to acquire and integrate smaller banks, aiding growth and creating cost savings. In the energy sector, performance was positively influenced by positions in CARBO Ceramics Incorporated, Stone Energy Corporation, and Ultra Petroleum Corporation, which we no longer hold. While we continue to hold CARBO Ceramics, a supplier of ceramic proppants used in hydraulic fracturing, we reduced our exposure late in the fiscal year following a sharp rise in its share price after the company posted a strong set of quarterly results. Utilities benefited from our relative underweight as well as outperformance from ALLETE Incorporated, our sole position in the sector during the 12-month period. Elsewhere, telecommunication services contributed as a result of our position in Bezeq The Israeli Telecommunication Corporation Limited. A detractor during the prior fiscal year, the Israeli-based telecom provider outperformed the market as a combination of cost reductions and subdued pricing pressures allowed the company to exceed expectations.

Stock selection in the consumer discretionary, materials, and IT sectors detracted from performance during the period. In consumer discretionary, the bulk of underperformance came from our positions in Blyth Incorporated, which we no longer hold, Tamron Company Limited, and Emperor Watch & Jewellery Limited. In particular, shares of Blyth, a designer of home décor products, underperformed following the cancellation of its planned initial public offering of ViSalus, a subsidiary specializing in health and wellness products. In materials, Atlas Iron Limited, MBAC Fertilizer Corporation, and Alamos Gold Incorporated, which we no longer hold, detracted from performance. An Australian-based iron ore producer, Atlas Iron detracted following a sharp commodities sell-off during the first half of the fiscal year. We continue to find the company attractively valued due to its good growth prospects, attractive development assets, and strong financial position. Lastly, Pactera Technology International Limited, which we no longer hold and Imation Corporation were the largest detractors in IT. Pactera, a Chinese IT services provider, was a relative underperformer on the announcement that a buyout group consisting of senior management and two private equity firms planned to take the company private. Although Imation, a manufacturer of electronic storage and data security products, detracted from performance during the period, we see significant value in the company and continue to hold our shares. Imation is currently implementing a turnaround strategy focused on divesting its consumer electronics business, expanding its presence in scalable storage markets, and managing expenses in its legacy optical disk business.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Global Opportunities Fund	7

Sector distribution[8] as of October 31, 2013

We will continue to do what we always strive to do—attempt to protect our investors from risk that they are not properly compensated for taking.

The prospects for equity markets have primarily been supported by attractive valuations, a stabilizing growth outlook within Europe, and quantitative easing by the Fed. However, we believe that markets became increasingly complacent over the latter half of the fiscal year. While we see promising signs of economic recovery, we would not be surprised to see elevated volatility in the 12-month period to come. Unfortunately, the catalyst that sparks volatility is difficult to predict until it is in the rearview mirror. We will continue to allow our well-defined, repeatable process guide us through any volatility, with the expectation that it should result in superior risk-adjusted returns over a full investment cycle.

Please see footnotes on page 5.

8	Wells Fargo Advantage Global Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,152.58	$8.41	1.55%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.55%
Class B
Actual	$1,000.00	$1,148.14	$12.45	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Class C
Actual	$1,000.00	$1,148.01	$12.45	2.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.61	$11.67	2.30%
Administrator Class
Actual	$1,000.00	$1,153.60	$7.60	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$1,154.91	$6.25	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Global Opportunities Fund	9

Security name	Shares	Value

Common Stocks: 95.03%

Australia: 1.34%
Atlas Iron Limited (Materials, Metals & Mining)	1,411,882	$1,381,146
Perseus Mining Limited (Materials, Metals & Mining) †	694,751	285,640
Tiger Resources Limited (Materials, Metals & Mining) †	6,290,400	2,348,422

		4,015,208

Austria: 0.57%
RHI AG (Materials, Construction Materials)	46,163	1,702,642

Canada: 2.49%
B2Gold Corporation (Materials, Metals & Mining) †	195,140	482,867
Capstone Mining Corporation (Materials, Metals & Mining) †	255,961	680,010
MBAC Fertilizer Corporation (Materials, Chemicals) †«	578,864	1,121,474
MBAC Fertilizer Corporation - Legend Shares (Materials, Chemicals) †(i)	84,000	162,739
Mercator Minerals Limited (Materials, Metals & Mining) †(i)	120,000	9,207
Nevsun Resources Limited (Materials, Metals & Mining)	205,552	749,147
Parex Resources Incorporated (Energy, Oil, Gas & Consumable Fuels) †	216,382	1,251,411
Surge Energy Incorporated (Energy, Oil, Gas & Consumable Fuels) «	302,029	2,016,134
Surge Energy Incorporated - Interim Shares (Energy, Oil, Gas & Consumable Fuels) †(a)	41,460	276,758
Taseko Mines Limited (Materials, Metals & Mining) †	297,271	729,884

		7,479,631

China: 0.44%
Sinotrans Limited (Industrials, Air Freight & Logistics)	5,326,000	1,312,093

Denmark: 1.39%
DSV AS (Industrials, Road & Rail)	50,985	1,491,520
Jyske Bank AS (Financials, Commercial Banks) †	47,742	2,695,088

		4,186,608

France: 6.39%
ALTEN (Information Technology, IT Services)	62,095	2,813,406
Atos Origin SA (Information Technology, IT Services)	27,217	2,323,659
Eutelsat Communications SA (Consumer Discretionary, Media)	64,729	2,051,693
JC Decaux SA (Consumer Discretionary, Media)	31,455	1,263,730
M6 Metropole Television SA (Consumer Discretionary, Media)	45,615	1,051,325
Mersen (Industrials, Electrical Equipment)	72,559	2,657,987
Saft Groupe SA (Industrials, Electrical Equipment)	28,699	911,026
SCOR SE (Financials, Insurance)	86,926	3,072,747
Teleperformance (Industrials, Professional Services)	57,660	3,057,922

		19,203,495

Germany: 3.61%
Amadeus Fire AG (Industrials, Professional Services)	19,648	1,294,371
Deutsche Wohnen AG (Financials, Real Estate Management & Development)	30,788	579,381
Gerresheimer AG (Health Care, Life Sciences Tools & Services)	29,296	1,941,895
Hochtief AG (Industrials, Construction & Engineering)	28,416	2,577,650
MTU Aero Engines AG (Industrials, Aerospace & Defense)	16,839	1,682,498
Software AG (Information Technology, Software)	42,337	1,571,586

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Global Opportunities Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Germany (continued)
United Internet AG (Information Technology, Internet Software & Services)	30,273	$1,196,101

		10,843,482

Hong Kong: 1.05%
Emperor Watch & Jewellery Limited (Consumer Discretionary, Specialty Retail)	12,430,000	994,015
Luk Fook Holdings International Limited (Consumer Discretionary, Specialty Retail)	298,000	1,064,698
Sunlight REIT (Financials, REITs)	2,806,000	1,107,489

		3,166,202

Ireland: 0.36%
C&C Group plc (Consumer Staples, Beverages)	185,219	1,081,871

Israel: 0.33%
Bezeq The Israeli Telecommunication Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	561,776	978,339

Italy: 1.86%
Amplifon SpA (Health Care, Health Care Providers & Services)	239,874	1,279,957
Credito Emiliano SpA (Financials, Commercial Banks)	173,876	1,318,507
Davide Campari-Milano SpA (Consumer Staples, Beverages)	150,106	1,308,437
Mediobanca SpA (Financials, Capital Markets)	183,334	1,673,998

		5,580,899

Japan: 9.13%
Aeon Delight Company Limited (Industrials, Commercial Services & Supplies)	119,100	2,311,022
Anritsu Corporation (Information Technology, Electronic Equipment, Instruments & Components)	152,400	1,988,500
Avex Group Holdings Incorporated (Consumer Discretionary, Media) «	29,900	755,938
Chiba Bank Limited (Financials, Commercial Banks)	216,000	1,533,286
Credit Saison Company Limited (Financials, Consumer Finance)	72,300	1,967,607
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	39,000	1,743,161
Hitachi Chemical Company Limited (Materials, Chemicals)	151,700	2,318,775
Isuzu Motors Limited (Consumer Discretionary, Automobiles)	328,000	2,028,109
Musashi Seimitsu Industry Company Limited (Consumer Discretionary, Auto Components)	103,400	2,431,209
ORIX JREIT Incorporated (Financials, REITs)	1,584	1,976,577
Sumitomo Heavy Industries Limited (Industrials, Machinery)	322,000	1,417,940
Taikisha Limited (Industrials, Construction & Engineering)	45,000	1,043,883
Tamron Company Limited (Consumer Discretionary, Leisure Equipment & Products)	46,737	996,245
Tokyo Ohka Kogyo Company Limited (Materials, Chemicals)	74,755	1,643,652
Toshiba Machine Company Limited (Industrials, Machinery)	420,263	2,166,921
Yusen Logistics Company Limited (Industrials, Air Freight & Logistics)	97,300	1,096,394

		27,419,219

Luxembourg: 0.46%
Eurofins Scientific (Health Care, Life Sciences Tools & Services)	5,101	1,398,681

Netherlands: 1.81%
Arcadis NV (Industrials, Construction & Engineering)	63,378	1,989,939
Nutreco NV (Consumer Staples, Food Products)	27,765	1,361,460
USG People NV (Industrials, Professional Services)	157,588	2,088,512

		5,439,911

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Global Opportunities Fund	11

Security name	Shares	Value

Norway: 1.66%
Hoegh LNG Holdings Limited (Energy, Oil, Gas & Consumable Fuels) †	256,797	$1,975,677
Petroleum Geo-Services ASA (Energy, Energy Equipment & Services)	88,011	1,067,418
SpareBank 1 SR Bank ASA (Financials, Commercial Banks)	215,103	1,933,128

		4,976,223

Russia: 0.59%
Sollers OJSC (Consumer Discretionary, Automobiles) (a)	74,590	1,788,783

South Korea: 1.66%
BS Financial Group Incorporated (Financials, Commercial Banks)	123,420	1,983,795
Handsome Company Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	33,150	950,045
Hy-Lok Corporation (Industrials, Machinery)	14,971	376,833
Kiwoom Securities Company (Financials, Capital Markets)	32,020	1,678,352

		4,989,025

Spain: 0.59%
Bankinter SA (Financials, Commercial Banks)	75,640	461,843
Prosegur Compania de Seguridad SA (Industrials, Commercial Services & Supplies)	222,362	1,322,374

		1,784,217

Sweden: 1.13%
Avanza Bank Holding AB (Financials, Capital Markets)	58,408	1,879,317
Meda AB Class A (Health Care, Pharmaceuticals)	134,804	1,514,453

		3,393,770

Switzerland: 2.49%
Aryzta AG (Consumer Staples, Food Products)	32,979	2,464,293
Barry Callebaut AG (Consumer Staples, Food Products)	2,266	2,367,519
Dufry AG (Consumer Discretionary, Specialty Retail) †	16,378	2,647,989

		7,479,801

Taiwan: 1.11%
Catcher Technology Company Limited (Information Technology, Computers & Peripherals)	257,000	1,495,839
Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	1,142,000	1,387,682
Siliconware Precision Industries Company ADR (Information Technology, Semiconductors & Semiconductor Equipment) «	75,440	451,886

		3,335,407

United Kingdom: 12.15%
Aberdeen Asset Management plc (Financials, Capital Markets)	247,227	1,755,671
Ashtead Group plc (Industrials, Trading Companies & Distributors)	168,078	1,765,200
Babcock International Group plc (Industrials, Commercial Services & Supplies)	130,612	2,670,146
Bovis Homes Group plc (Consumer Discretionary, Household Durables)	299,517	3,769,926
Capita plc (Industrials, Professional Services)	118,297	1,870,218
Catlin Group Limited (Financials, Insurance)	308,078	2,529,137
Debenhams plc (Consumer Discretionary, Multiline Retail)	613,082	1,001,692
Devro plc (Consumer Staples, Food Products)	405,148	2,054,729
Enquest plc (Energy, Oil, Gas & Consumable Fuels) †	794,664	1,701,008

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Global Opportunities Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

United Kingdom (continued)
Hays plc (Industrials, Professional Services)	398,557	$795,612
Hiscox Limited (Financials, Insurance)	180,387	1,913,272
Jupiter Fund Management plc (Financials, Capital Markets)	252,114	1,611,702
Morgan Advanced Materials plc (Industrials, Machinery)	349,111	1,701,683
Oxford Instruments plc (Information Technology, Electronic Equipment, Instruments & Components)	67,837	1,414,007
Perform Group plc (Consumer Discretionary, Media) †	232,202	2,084,950
Savills plc (Financials, Real Estate Management & Development)	209,545	2,183,898
SIG plc (Industrials, Trading Companies & Distributors)	549,810	1,816,024
Subsea 7 SA (Energy, Energy Equipment & Services)	51,244	1,083,750
Taylor Wimpey plc (Consumer Discretionary, Household Durables)	1,579,049	2,790,094

		36,512,719

United States: 42.42%
A. Schulman Incorporated (Materials, Chemicals)	91,811	3,040,780
Abercrombie & Fitch Company Class A (Consumer Discretionary, Specialty Retail)	34,100	1,278,068
ACCO Brands Corporation (Industrials, Commercial Services & Supplies) †	174,200	1,019,070
ACI Worldwide Incorporated (Information Technology, Software) †	75,000	4,134,000
ALLETE Incorporated (Utilities, Electric Utilities)	37,189	1,879,160
ATMI Incorporated (Information Technology, Semiconductors & Semiconductor Equipment) †	156,400	4,275,976
Bio-Rad Laboratories Incorporated Class A (Health Care, Life Sciences Tools & Services) †	26,800	3,310,336
Brown & Brown Incorporated (Financials, Insurance)	117,900	3,764,547
Cambrex Corporation (Health Care, Life Sciences Tools & Services) †	107,600	1,809,832
CARBO Ceramics Incorporated (Energy, Energy Equipment & Services) «	16,800	2,105,712
Christopher & Banks Corporation (Consumer Discretionary, Specialty Retail) †	116,223	670,607
Comstock Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)	164,240	2,810,146
Delta Apparel Incorporated (Consumer Discretionary, Textiles, Apparel & Luxury Goods) †	102,600	1,939,140
Denny’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure) †	624,359	3,964,680
Douglas Dynamics Incorporated (Industrials, Machinery)	176,300	2,674,471
Eagle Materials Incorporated (Materials, Construction Materials)	17,700	1,327,677
First Citizens BancShares Incorporated (Financials, Commercial Banks)	20,212	4,279,487
Forward Air Corporation (Industrials, Air Freight & Logistics)	62,705	2,538,298
Franklin Electric Company Incorporated (Industrials, Electrical Equipment)	123,362	4,669,252
Global Payments Incorporated (Information Technology, IT Services)	51,600	3,069,168
Guess? Incorporated (Consumer Discretionary, Specialty Retail)	65,300	2,040,625
Haemonetics Corporation (Health Care, Health Care Equipment & Supplies) †	77,400	3,139,344
Hatteras Financial Corporation (Financials, REITs)	72,400	1,317,680
ICU Medical Incorporated (Health Care, Health Care Equipment & Supplies) †	16,769	1,036,324
Imation Corporation (Information Technology, Computers & Peripherals) †	517,588	2,406,784
Kadant Incorporated (Industrials, Machinery)	123,241	4,412,028
Krispy Kreme Doughnuts Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure) †	94,900	2,302,274
Lattice Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment) †	455,400	2,336,202
Macquarie Infrastructure Company LLC (Industrials, Transportation Infrastructure)	57,367	3,150,022
Matthews International Corporation Class A (Consumer Discretionary, Diversified Consumer Services)	80,240	3,257,744
Mueller Industries Incorporated (Industrials, Machinery)	72,100	4,346,909
Neenah Paper Incorporated (Materials, Paper & Forest Products)	86,625	3,563,753
NetScout Systems Incorporated (Information Technology, Software) †	122,500	3,469,200
Post Properties Incorporated (Financials, REITs)	72,000	3,293,280
Progress Software Corporation (Information Technology, Software) †	107,900	2,801,084
Quanex Building Products Corporation (Industrials, Building Products)	85,589	1,521,772
Silgan Holdings Incorporated (Materials, Containers & Packaging)	50,500	2,276,035

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Global Opportunities Fund	13

Security name		Shares	Value

United States (continued)
Simpson Manufacturing Company Incorporated (Industrials, Building Products)		74,100	$2,626,845
Steris Corporation (Health Care, Health Care Equipment & Supplies)		57,100	2,580,349
Stone Energy Corporation (Energy, Oil, Gas & Consumable Fuels) †		86,564	3,017,621
SunEdison Incorporated (Information Technology, Semiconductors & Semiconductor Equipment) †		137,900	1,282,470
Thoratec Corporation (Health Care, Health Care Equipment & Supplies) †		39,000	1,684,410
TIBCO Software Incorporated (Information Technology, Software) †		108,900	2,674,584
TreeHouse Foods Incorporated (Consumer Staples, Food Products) †		55,000	4,029,300
UMB Financial Corporation (Financials, Commercial Banks)		23,000	1,355,160
Virtus Investment Partners Incorporated (Financials, Capital Markets) †		11,800	2,401,536
Vishay Intertechnology Incorporated (Information Technology, Electronic Equipment, Instruments & Components) †		222,090	2,725,044
West Pharmaceutical Services Incorporated (Health Care, Health Care Equipment & Supplies)		38,100	1,842,136

			127,450,922

Total Common Stocks (Cost $224,600,571)			285,519,148

	Yield

Short-Term Investments: 5.51%

Investment Companies: 5.51%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	12,156,481	12,156,481
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.11	4,379,147	4,379,147

Total Short-Term Investments (Cost $16,535,628)			16,535,628

Total investments in securities
(Cost $241,136,199) *	100.54%	302,054,776
Other assets and liabilities, net	(0.54)	(1,614,713)

Total net assets	100.00%	$300,440,063

†	Non-income-earning security

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $242,724,455 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$68,336,251
Gross unrealized depreciation	(9,005,930)

Net unrealized appreciation	$59,330,321

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Global Opportunities Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$285,519,148
In affiliated securities, at value (see cost below)	16,535,628

Total investments, at value (see cost below)	302,054,776
Foreign currency, at value (see cost below)	792,693
Receivable for investments sold	4,113,955
Receivable for Fund shares sold	505,613
Receivable for dividends	376,224
Prepaid expenses and other assets	13,986

Total assets	307,857,247

Liabilities
Payable for investments purchased	2,293,696
Payable for Fund shares redeemed	227,489
Unrealized losses on forward foreign currency contracts	63,391
Payable upon receipt of securities loaned	4,379,147
Advisory fee payable	212,975
Distribution fees payable	39,897
Due to other related parties	69,471
Accrued expenses and other liabilities	131,118

Total liabilities	7,417,184

Total net assets	$300,440,063

NET ASSETS CONSIST OF
Paid-in capital	$239,435,401
Undistributed net investment income	1,849,095
Accumulated net realized losses on investments	(1,709,759)
Net unrealized gains on investments	60,865,326

Total net assets	$300,440,063

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$181,763,983
Shares outstanding – Class A	4,258,761
Net asset value per share – Class A	$42.68
Maximum offering price per share – Class A2	$45.28
Net assets – Class B	$19,446,177
Shares outstanding – Class B	569,012
Net asset value per share – Class B	$34.18
Net assets – Class C	$44,618,045
Shares outstanding – Class C	1,298,563
Net asset value per share – Class C	$34.36
Net assets – Administrator Class	$52,461,111
Shares outstanding – Administrator Class	1,192,174
Net asset value per share – Administrator Class	$44.00
Net assets – Institutional Class	$2,150,747
Shares outstanding – Institutional Class	48,822
Net asset value per share – Institutional Class	$44.05

Investments in unaffiliated securities (including securities on loan), at cost	$224,600,571

Investments in affiliated securities, at cost	$16,535,628

Total investments, at cost	$241,136,199

Securities on loan, at value	$4,363,722

Foreign currency, at cost	$784,293

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage Global Opportunities Fund	15

Investment income
Dividends*	$5,244,283
Securities lending income, net	157,532
Income from affiliated securities	9,200

Total investment income	5,411,015

Expenses
Advisory fee	2,459,998
Administration fees
Fund level	136,667
Class A	428,877
Class B	52,075
Class C	105,638
Administrator Class	46,110
Institutional Class	1,289
Shareholder servicing fees
Class A	412,382
Class B	49,849
Class C	101,575
Administrator Class	112,187
Distribution fees
Class B	150,217
Class C	304,725
Custody and accounting fees	88,006
Professional fees	52,993
Registration fees	91,860
Shareholder report expenses	80,834
Trustees’ fees and expenses	12,841
Other fees and expenses	28,648

Total expenses	4,716,771
Less: Fee waivers and/or expense reimbursements	(100,885)

Net expenses	4,615,886

Net investment income	795,129

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	27,401,652
Forward foreign currency contract transactions	56

Net realized gains on investments	27,401,708

Net change in unrealized gains (losses) on:
Unaffiliated securities	42,694,519
Forward foreign currency contract transactions	(63,391)

Net change in unrealized gains (losses) on investments	42,631,128

Net realized and unrealized gains (losses) on investments	70,032,836

Net increase in net assets resulting from operations	$70,827,965

* Net of foreign dividend withholding taxes in the amount of	$333,470

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Global Opportunities Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$795,129		$1,373,645
Net realized gains on investments		27,401,708		17,711,649
Net change in unrealized gains (losses) on investments		42,631,128		6,542,284

Net increase in net assets resulting from operations		70,827,965		25,627,578

Distributions to shareholders from
Net investment income
Class A		(1,067,960)		(223,301)
Administrator Class		(373,726)		(175,333)
Institutional Class		(14,154)		(10,282)

Total distributions to shareholders		(1,455,840)		(408,916)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	484,022	17,866,296	492,552	15,375,650
Class B	4,112	121,376	4,694	114,095
Class C	155,555	4,623,064	60,733	1,514,184
Administrator Class	377,643	14,366,714	311,447	10,080,434
Institutional Class	19,455	761,308	38,056	1,255,099

		37,738,758		28,339,462

Reinvestment of distributions
Class A	28,779	974,154	7,231	198,310
Administrator Class	9,897	344,916	5,762	162,732
Institutional Class	383	13,316	364	10,282

		1,332,386		371,324

Payment for shares redeemed
Class A	(969,493)	(35,467,108)	(1,588,957)	(49,363,172)
Class B	(231,830)	(6,863,585)	(302,659)	(7,546,513)
Class C	(269,508)	(7,957,078)	(495,923)	(12,471,336)
Administrator Class	(492,106)	(18,398,520)	(623,430)	(20,063,577)
Institutional Class	(7,895)	(306,596)	(49,205)	(1,511,205)

		(68,992,887)		(90,955,803)

Net decrease in net assets resulting from capital share transactions		(29,921,743)		(62,245,017)

Total increase (decrease) in net assets		39,450,382		(37,026,355)

Net assets
Beginning of period		260,989,681		298,016,036

End of period		$300,440,063		$260,989,681

Undistributed net investment income		$1,849,095		$1,445,025

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$33.17	$30.14	$31.91	$24.96	$21.20
Net investment income	0.16 [2]	0.20 [2]	0.12 [2]	0.07 [2]	0.10 [2]
Net realized and unrealized gains (losses) on investments	9.58	2.87	(1.89)	6.99	3.74

Total from investment operations	9.74	3.07	(1.77)	7.06	3.84
Distributions to shareholders from
Net investment income	(0.23)	(0.04)	0.00	(0.11)	(0.08)
Net asset value, end of period	$42.68	$33.17	$30.14	$31.91	$24.96
Total return[3]	29.50%	10.24%	(5.55)%	28.41%	18.22%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.55%	1.55%	1.66%	1.72%
Net expenses	1.55%	1.54%	1.53%	1.63%	1.72%
Net investment income	0.43%	0.65%	0.34%	0.25%	0.45%
Supplemental data
Portfolio turnover rate	59%	85%	76%	104%	170%
Net assets, end of period (000s omitted)	$181,764	$156,433	$174,937	$212,729	$197,721

1.	After the close of business on July 16 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$26.58	$24.30	$25.92	$20.33	$17.34
Net investment loss	(0.09)[2]	(0.03)[2]	(0.12)[2]	(0.11)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	7.69	2.31	(1.50)	5.70	3.04

Total from investment operations	7.60	2.28	(1.62)	5.59	2.99
Net asset value, end of period	$34.18	$26.58	$24.30	$25.92	$20.33
Total return[3]	28.54%	9.42%	(6.25)%	27.43%	17.30%
Ratios to average net assets (annualized)
Gross expenses	2.34%	2.30%	2.30%	2.41%	2.47%
Net expenses	2.30%	2.29%	2.28%	2.38%	2.47%
Net investment loss	(0.32)%	(0.10)%	(0.43)%	(0.49)%	(0.30)%
Supplemental data
Portfolio turnover rate	59%	85%	76%	104%	170%
Net assets, end of period (000s omitted)	$19,446	$21,181	$26,598	$37,752	$34,934

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$26.73	$24.43	$26.05	$20.44	$17.44
Net investment loss	(0.09)[2]	(0.03)[2]	(0.11)[2]	(0.11)[2]	(0.05)[2]
Net realized and unrealized gains (losses) on investments	7.72	2.33	(1.51)	5.72	3.05

Total from investment operations	7.63	2.30	(1.62)	5.61	3.00
Net asset value, end of period	$34.36	$26.73	$24.43	$26.05	$20.44
Total return[3]	28.54%	9.41%	(6.25)%	27.43%	17.33%
Ratios to average net assets (annualized)
Gross expenses	2.34%	2.30%	2.30%	2.41%	2.47%
Net expenses	2.30%	2.29%	2.28%	2.38%	2.47%
Net investment loss	(0.31)%	(0.11)%	(0.41)%	(0.50)%	(0.30)%
Supplemental data
Portfolio turnover rate	59%	85%	76%	104%	170%
Net assets, end of period (000s omitted)	$44,618	$37,753	$45,135	$52,866	$50,218

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Global Opportunities Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$34.21	$31.10	$32.92	$25.73	$21.91
Net investment income	0.22 [2]	0.26 [2]	0.15	0.14 [2]	0.16
Net realized and unrealized gains (losses) on investments	9.86	2.96	(1.93)	7.23	3.85

Total from investment operations	10.08	3.22	(1.78)	7.37	4.01
Distributions to shareholders from
Net investment income	(0.29)	(0.11)	(0.04)	(0.18)	(0.19)
Net asset value, end of period	$44.00	$34.21	$31.10	$32.92	$25.73
Total return	29.73%	10.44%	(5.39)%	28.77%	18.45%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.38%	1.37%	1.43%	1.47%
Net expenses	1.40%	1.38%	1.36%	1.40%	1.47%
Net investment income	0.58%	0.81%	0.53%	0.49%	0.69%
Supplemental data
Portfolio turnover rate	59%	85%	76%	104%	170%
Net assets, end of period (000s omitted)	$52,461	$44,360	$49,860	$46,106	$38,977

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Global Opportunities Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Global Opportunities Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$34.25	$31.18	$32.94	$28.37
Net investment income	0.32 [2]	0.36 [2]	0.25	0.04 [2]
Net realized and unrealized gains (losses) on investments	9.86	2.93	(1.94)	4.53

Total from investment operations	10.18	3.29	(1.69)	4.57
Distributions to shareholders from
Net investment income	(0.38)	(0.22)	(0.07)	0.00
Net asset value, end of period	$44.05	$34.25	$31.18	$32.94
Total return[3]	30.06%	10.70%	(5.15)%	16.11%
Ratios to average net assets (annualized)
Gross expenses	1.16%	1.12%	1.08%	1.22%
Net expenses	1.15%	1.12%	1.08%	1.15%
Net investment income	0.83%	1.13%	1.18%	0.53%
Supplemental data
Portfolio turnover rate	59%	85%	76%	104%
Net assets, end of period (000s omitted)	$2,151	$1,263	$1,486	$12

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Global Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	23

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

24	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and passive foreign investment companies. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$1,064,781	$(1,064,781)

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains, in the amount of $67,335 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	25

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$283,453,607	$2,065,541	$0	$285,519,148
Short-term investments
Investment companies	12,156,481	4,379,147	0	16,535,628
	$295,610,088	$6,444,688	$0	$302,054,776

As of October 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$(63,391)	$0	$(63,391)

+	Amount represents the net unrealized losses.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.90% and declining to 0.80% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.90% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.55% for Class A shares, 2.30% for Class B shares, 2.30% for Class C shares, 1.40% for Administrator Class shares, and 1.15% for Institutional Class shares.

26	Wells Fargo Advantage Global Opportunities Fund	Notes to financial statements

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $9,908 from the sale of Class A shares and $4,408 and $116 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $156,457,849 and $188,186,390, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into forward foreign currency exchange contracts for economic hedging purposes.

At October 31, 2013, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at October 31, 2013	In exchange for U.S. $	Unrealized losses
3-10-2014	JPMorgan Chase Bank	439,245,000 JPY	$4,470,826	$4,407,435	$(63,391)

The Fund had average contract amounts of $51,043 and $3,082,774 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $567 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $1,455,840 and $408,916 of ordinary income for the years ended October 31, 2013 and October 31, 2012, respectively.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$1,805,468	$59,277,070	$(67,335)

Notes to financial statements	Wells Fargo Advantage Global Opportunities Fund	27

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

28	Wells Fargo Advantage Global Opportunities Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Global Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Global Opportunities Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 71.79% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $1,455,840 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2013. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Global Opportunities Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Global Opportunities Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Global Opportunities Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220806 12-13 A239/AR239 10-13

Wells Fargo Advantage

International Equity Fund

Annual Report

October 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage International Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage International Equity Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Despite near-term volatility caused by a shutdown of the U.S. government, increased confidence that the U.S. economy was staging a fragile recovery combined with resilience in European economies and encouraging news out of Japan resulted in double-digit returns for major developed stock market indexes for the 12-month reporting period. However, emerging lagged their developed counterparts.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Federal Reserve’s (Fed’s) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

Markets also continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from eurozone countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%.

The performance of developed and emerging markets stocks diverged during the reporting period.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter. The most significant negative effect was the ongoing fight in Washington, D.C. over the federal budget and debt limit.

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies. Later in the period, signs emerged that the eurozone was exiting its long-lived recession, further boosting European stock markets. In late September, Germany’s federal election returned German Chancellor Angela Merkel to power as her party won a plurality of seats in the lower house of parliament. The election seemed to signal that there would not be significant changes in Europe’s most significant economy. In Japan, Prime Minister Shinzo Abe’s efforts to rejuvenate the economy showed early success, as Japan’s second-quarter GDP increased at a 3.8% annualized rate in the second quarter of 2013, in part because of strong capital investment, following a 4.1% annualized GDP growth rate in the first quarter. The growth numbers put Japan’s economy among the world’s strongest.

Letter to shareholders (unaudited)	Wells Fargo Advantage International Equity Fund	3

Despite the positive backdrop from improved developed market returns and accommodative central banks, emerging markets languished during the 12-month period. Much of the difference between developed and emerging markets equity returns came in 2013, as the potential end of the Fed’s quantitative easing program had a more significant effect on emerging markets than on developed markets. In addition, slower economic growth numbers from China and a combination of slower growth and higher inflation in India caused investors to worry about the prospects of larger emerging economies. Smaller markets such as the Philippines and Taiwan delivered strong returns for the full reporting period, even though investor worries about their reliance on external funding caused these markets to lag in the final months.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage International Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Jeffrey Everett, CFA

Dale Winner, CFA

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFEAX)	1-20-1998	18.70	8.10	5.97	25.99	9.37	6.60	1.54	1.10
Class B (WFEBX)*	9-6-1979	20.07	8.26	6.07	25.07	8.54	6.07	2.29	1.85
Class C (WFEFX)	3-6-1998	24.05	8.55	5.83	25.05	8.55	5.83	2.29	1.85
Class R (WFERX)	10-10-2003	–	–	–	25.68	9.06	6.34	1.79	1.35
Administrator Class (WFEDX)	7-16-2010	–	–	–	26.00	9.44	6.81	1.38	1.10
Institutional Class (WFENX)	3-9-1998	–	–	–	26.31	9.61	6.89	1.11	0.85
MSCI ACWI ex USA (Net)[4]	–	–	–	–	20.29	12.48	8.48	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Equity Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.09% for Class A, 1.84% for Class B, 1.84% for Class C, 1.34% for Class R, 1.09% for Administrator Class, and 0.84% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International All Country World Index ex USA (Net) (MSCI ACWI ex USA (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI ACWI ex USA (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage International Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the MSCI ACWI ex USA (Net), for the 12-month period that ended October 31, 2013.

■	The Fund stands out for its overweight in many leading Japanese companies and rising exposures to undervalued European companies; both regions generated positive stock-specific and allocation attribution.

■	Results in the consumer discretionary sector detracted from relative performance.

We achieved strong relative performance in an environment marked by recovery in major developed economies.

The Fund demonstrated outperformance relative to the MSCI ACWI ex USA Index (Net) for the 12-month reporting period as our investment team continued to employ a time-tested approach to deep fundamental research, searching for nonconsensus values around the globe and maintaining a focus on overall investment risk management.

The Fund stands out for its overweight in many leading Japanese companies and rising exposures to undervalued European companies; both regions generated positive stock-specific and allocation attribution. For the reporting period, we benefited from positive results in the financials sector, with Daiwa Securities Group Incorporated, the top relative contributor. As a brokerage firm, Daiwa has been a significant beneficiary of the improving Japanese economy and consequent revival of the country’s stock market. Top performers also included Toyota Motor Corporation, Valeant Pharmaceuticals International Incorporated, Mitsui OSK Lines Limited, Metro AG, and Intesa Sanpaolo SpA. Our relative underweight in emerging markets equities, the residual underweight in emerging markets currencies, and the hedging that we used to reduce our overweight in Japanese yen down to the benchmark weighting also contributed to performance.

Ten largest equity holdings[6] (%) as of October 31, 2013
Toyota Motor Corporation	3.32
Siemens AG	3.08
BP plc	2.86
Daiwa Securities Group Incorporated	2.85
Zurich Financial Services AG	2.72
Vodafone Group plc ADR	2.71
ENI SpA	2.64
SK Telecom Company Limited	2.52
Metro AG	2.46
Wolseley plc	2.41

Notable underperformers included Barrick Gold Corporation, Cenovus Energy Incorporated, and Hengdeli Holdings Limited. Additional notable underperformers we no longer hold, include E.On SE and Familymart Company Limited. On a sector basis, results in the consumer discretionary sector detracted, with the weakness primarily attributable to our positions in Chinese luxury retailer Hengdeli Holdings Limited and Japanese retailer Yamada Denki Company Limited. Hengdeli’s shares slid on investor concerns about a possible slowdown in watch sales, a key segment for the company, as the Chinese government cracked down on corruption. This impacted Hengdeli as expensive watches are a popular form of bribery. We had purchased Yamada Denki in late 2012 on the thesis that the company would significantly benefit from Japan’s reforms.

The thesis initially played out well, and sales rose as hoped. However, Yamada Denki’s quarterly earnings release in August 2013 showed that the retailer’s operating margins had deteriorated as a result of extensive discounting. We decided to sell on the news and move on to other opportunities.

We remain overweight in industrial specialty firms and conglomerates, wireless telecommunication services companies, and department stores, and we are underweight in major banks and financial conglomerates, pharmaceuticals, and oil and gas stocks. Over the past year, and we expect for the foreseeable future, we resized specific equity positions based on their valuations relative to market expectations, raising exposures in Japan and in a number of European markets such as the U.K., Germany, Switzerland, and Italy.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage International Equity Fund	7

Sector distribution[7] as of October 31, 2013

We continue to find opportunities in Europe and Asia.

Given a European environment that we believe will still likely experience continued negative pressures on regional economic growth, we are finding a number of highly attractive and undervalued stock ideas. Many of the companies that we favor have the ability to help themselves by improving operations. These include companies like Siemens AG, a large German industrial conglomerate recently embarking on a firm-wide restructuring on its way toward reaching its target 12% margins over the next five years, and Debenhams plc, a department store retailer in the U.K. and Ireland undergoing its own transformative reorganization and modernization toward a targeted 16% return on equity over a five-year time horizon.

Looking forward, we continue to believe that Asia represents a great investment opportunity, given the structural reforms that are taking hold in Japan and indications of reforms in China. Our primary investments in Asia remain centered on Japanese stocks, many of which are benefiting not just from new economic policies under Prime Minister Abe but also from extremely strong earnings growth, low valuations, and a general lack of broad investor interest in most things Japanese-related. Recent research (including on-the-ground trips) combined with policy announcements has steered us more in the direction of companies with strong and improving profitability as a two-tiered market increasingly appears inevitable in Japan, with highly profitable companies that possess leading global technologies, products, or competitive positions increasingly the focus of investment at the expense of highly leveraged, poorly profitable companies—many of which are vulnerable to Japan’s higher sales tax or structural weaknesses, such as the much-discussed aging population of Japan.

We remain watchful of ongoing developments in Europe, Japan, and emerging markets more broadly, recognizing that the inherent volatility and uncertainty caused by macroeconomic challenges will provide fundamental research-driven investors plenty of opportunity to resize specific holdings and realize the value in long-term portfolios.

Please see footnotes on page 5.

8	Wells Fargo Advantage International Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,096.07	$5.76	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class B
Actual	$1,000.00	$1,092.11	$9.70	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class C
Actual	$1,000.00	$1,092.01	$9.70	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.35	1.84%
Class R
Actual	$1,000.00	$1,095.24	$7.08	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%
Administrator Class
Actual	$1,000.00	$1,096.74	$5.76	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Institutional Class
Actual	$1,000.00	$1,097.25	$4.44	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.97	$4.28	0.84%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage International Equity Fund	9

Security name	Shares	Value

Common Stocks: 96.09%

Canada: 3.72%
Barrick Gold Corporation (Materials, Metals & Mining)	151,920	$2,954,911
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	75,536	2,244,930
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals)†	31,382	3,317,705

		8,517,546

China: 6.24%
AutoNavi Holdings Limited ADR (Information Technology, Software)«†	95,513	1,476,631
Biostime International Holdings Limited (Consumer Staples, Food Products)	302,000	2,288,469
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	429,000	4,504,140
Dongfeng Motor Group Company Limited (Consumer Discretionary, Automobiles)	442,000	624,832
Industrial & Commercial Bank of China Limited Class H (Financials, Commercial Banks)	4,660,000	3,263,743
Xtep International Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,317,715	2,127,392

		14,285,207

Germany: 9.16%
Bayer AG (Health Care, Pharmaceuticals)	34,275	4,259,984
Metro AG (Consumer Staples, Food & Staples Retailing)	119,965	5,625,143
SAP AG (Information Technology, Software)	51,197	4,022,004
Siemens AG (Industrials, Industrial Conglomerates)	55,166	7,054,232

		20,961,363

Hong Kong: 4.01%
China Everbright Limited (Financials, Capital Markets)	3,518,000	5,209,163
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	16,726,874	3,969,747

		9,178,910

Italy: 4.94%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	238,185	6,031,326
Intesa Sanpaolo SpA (Financials, Commercial Banks)	2,122,018	5,275,419

		11,306,745

Japan: 23.06%
Asahi Glass Company Limited (Industrials, Building Products)	587,000	3,611,665
Avex Group Holdings Incorporated (Consumer Discretionary, Media)	30,000	767,961
Capcom Company Limited (Information Technology, Software)	242,400	4,518,654
Daiwa House Industry Company Limited (Financials, Real Estate Management & Development)	198,000	3,948,724
Daiwa Securities Group Incorporated (Financials, Capital Markets)	719,000	6,522,404
Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	391,000	2,723,838
Itochu Corporation (Industrials, Trading Companies & Distributors)	259,100	3,104,035
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	846,000	5,334,283
Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	101,000	3,322,841
Mitsui OSK Lines Limited (Industrials, Marine)	979,000	4,121,896
Nitto Denko Corporation (Materials, Chemicals)	91,288	4,762,610
Sharp Corporation (Consumer Discretionary, Household Durables)«†	829,000	2,436,500
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	117,300	7,586,983

		52,762,394

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage International Equity Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Netherlands: 2.39%
Akzo Nobel NV (Materials, Chemicals)«	75,081	$5,459,969

Norway: 3.16%
Frontline 2012 Limited (Energy, Oil, Gas & Consumable Fuels)†	270,139	2,042,021
Marine Harvest ASA (Consumer Staples, Food Products)	4,419,270	5,181,630

		7,223,651

Russia: 2.40%
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	105,371	2,402,459
Sberbank of Russia (Financials, Commercial Banks)(a)	953,357	3,093,643

		5,496,102

South Korea: 6.54%
Hana Financial Group Incorporated (Financials, Commercial Banks)	107,930	4,161,524
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment)144A	7,232	5,022,624
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	26,995	5,776,917

		14,961,065

Sweden: 1.55%
Volvo AB Class B (Industrials, Machinery)	275,740	3,542,466

Switzerland: 7.90%
ABB Limited (Industrials, Electrical Equipment)	208,709	5,329,572
Novartis AG (Health Care, Pharmaceuticals)	47,737	3,706,477
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,381	2,802,855
Zurich Financial Services AG (Financials, Insurance)	22,516	6,226,114

		18,065,018

United Kingdom: 17.72%
BP plc (Energy, Oil, Gas & Consumable Fuels)	846,941	6,554,993
Capita plc (Industrials, Professional Services)	312,504	4,940,537
Debenhams plc (Consumer Discretionary, Media)	3,041,355	4,969,160
Man Group plc (Financials, Capital Markets)	3,372,594	4,812,777
Reckitt Benckiser Group plc (Consumer Staples, Household Products)	49,687	3,862,309
Smiths Group plc (Industrials, Industrial Conglomerates)	160,505	3,693,024
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)	168,136	6,190,768
Wolseley plc (Industrials, Trading Companies & Distributors)	102,336	5,514,912

		40,538,480

United States: 3.30%
Apple Incorporated (Information Technology, Computers & Peripherals)	6,261	3,270,433
QUALCOMM Incorporated (Information Technology, Communications Equipment)	61,786	4,292,273

		7,562,706

Total Common Stocks (Cost $172,501,036)		219,861,622

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage International Equity Fund	11

Security name	Yield	Shares	Value

Short-Term Investments: 6.56%

Investment Companies: 6.56%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	11,112,528	$11,112,528
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.11	3,892,450	3,892,450

Total Short-Term Investments (Cost $15,004,978)			15,004,978

Total investments in securities (Cost $187,506,014) *	102.65%	234,866,600
Other assets and liabilities, net	(2.65)	(6,066,998)

Total net assets	100.00%	$228,799,602

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.
144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.
*	Cost for federal income tax purposes is $190,063,961 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$53,986,542
Gross unrealized depreciation	(9,183,903)

Net unrealized appreciation	$44,802,639

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage International Equity Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$219,861,622
In affiliated securities, at value (see cost below)	15,004,978

Total investments, at value (see cost below)	234,866,600
Foreign currency, at value (see cost below)	180,511
Receivable for Fund shares sold	106,778
Receivable for dividends	810,080
Receivable for securities lending income	4,799
Unrealized gains on forward foreign currency contracts	175,321
Prepaid expenses and other assets	33,511

Total assets	236,177,600

Liabilities
Payable for investments purchased	2,869,743
Payable for Fund shares redeemed	243,975
Payable upon receipt of securities loaned	3,892,450
Advisory fee payable	94,843
Distribution fees payable	15,557
Due to other related parties	46,829
Accrued expenses and other liabilities	214,601

Total liabilities	7,377,998

Total net assets	$228,799,602

NET ASSETS CONSIST OF
Paid-in capital	$229,436,815
Undistributed net investment income	4,639,294
Accumulated net realized losses on investments	(52,821,339)
Net unrealized gains on investments	47,544,832

Total net assets	$228,799,602

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$115,821,133
Shares outstanding – Class A	9,666,462
Net asset value per share – Class A	$11.98
Maximum offering price per share – Class A2	$12.71
Net assets – Class B	$6,810,234
Shares outstanding – Class B	585,997
Net asset value per share – Class B	$11.62
Net assets – Class C	$16,997,328
Shares outstanding – Class C	1,446,438
Net asset value per share – Class C	$11.75
Net assets – Class R	$2,233,736
Shares outstanding – Class R	186,794
Net asset value per share – Class R	$11.96
Net assets – Administrator Class	$3,954,800
Shares outstanding – Administrator Class	335,509
Net asset value per share – Administrator Class	$11.79
Net assets – Institutional Class	$82,982,371
Shares outstanding – Institutional Class	6,938,072
Net asset value per share – Institutional Class	$11.96
Investments in unaffiliated securities (including securities on loan), at cost	$172,501,036

Investments in affiliated securities, at cost	$15,004,978

Total investments, at cost	$187,506,014

Securities on loan, at value	$3,722,082

Foreign currency, at cost	$180,576

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage International Equity Fund	13

Investment income
Dividends*	$7,575,200
Securities lending income, net	278,704
Income from affiliated securities	3,546

Total investment income	7,857,450

Expenses
Advisory fee	2,137,348
Administration fees
Fund level	125,727
Class A	296,102
Class B	19,475
Class C	44,086
Class R	5,160
Administrator Class	3,652
Institutional Class	85,987
Shareholder servicing fees
Class A	284,713
Class B	18,726
Class C	42,391
Class R	4,961
Administrator Class	8,289
Distribution fees
Class B	56,178
Class C	127,172
Class R	4,961
Custody and accounting fees	95,141
Professional fees	66,250
Registration fees	84,299
Shareholder report expenses	83,370
Trustees’ fees and expenses	12,417
Interest expense	824
Other fees and expenses	26,555

Total expenses	3,633,784
Less: Fee waivers and/or expense reimbursements	(972,522)

Net expenses	2,661,262

Net investment income	5,196,188

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	14,870,203
Forward foreign currency contract transactions	75,937

Net realized gains on investments	14,946,140

Net change in unrealized gains (losses) on:
Unaffiliated securities	37,758,694
Forward foreign currency contract transactions	175,321

Net change in unrealized gains (losses) on investments	37,934,015

Net realized and unrealized gains (losses) on investments	52,880,155

Net increase in net assets resulting from operations	$58,076,343

* Net of foreign dividend withholding taxes in the amount of	$588,033

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage International Equity Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$5,196,188		$8,746,400
Net realized gains on investments		14,946,140		51,095,753
Net change in unrealized gains (losses) on investments		37,934,015		(56,343,362)

Net increase in net assets resulting from operations		58,076,343		3,498,791

Distributions to shareholders from
Net investment income
Class A		(3,098,267)		(3,362,916)
Class B		(154,513)		(122,321)
Class C		(326,365)		(235,205)
Class R		(50,218)		(54,384)
Administrator Class		(96,415)		(72,248)
Institutional Class		(3,727,082)		(5,313,952)

Total distributions to shareholders		(7,452,860)		(9,161,026)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	980,044	10,332,997	1,206,830	11,443,305
Class B	5,575	57,185	1,568	13,641
Class C	44,038	450,351	66,557	636,551
Class R	67,899	728,584	56,096	527,631
Administrator Class	139,875	1,492,787	128,059	1,224,190
Institutional Class	1,081,036	11,762,888	1,400,005	13,336,247

		24,824,792		27,181,565

Reinvestment of distributions
Class A	277,238	2,736,335	337,645	2,998,289
Class B	14,857	143,218	12,825	111,195
Class C	28,843	281,219	22,553	197,786
Class R	2,608	25,768	3,603	31,998
Administrator Class	6,902	67,021	5,501	48,081
Institutional Class	152,962	1,503,617	173,700	1,538,983

		4,757,178		4,926,332

Payment for shares redeemed
Class A	(3,283,885)	(34,749,891)	(6,445,573)	(60,959,836)
Class B	(311,172)	(3,212,307)	(496,265)	(4,633,839)
Class C	(376,461)	(3,946,106)	(693,161)	(6,490,529)
Class R	(108,985)	(1,145,015)	(146,002)	(1,424,583)
Administrator Class	(175,747)	(1,866,621)	(124,322)	(1,176,862)
Institutional Class	(8,463,157)	(89,712,701)	(10,520,941)	(100,582,966)

		(134,632,641)		(175,268,615)

Net decrease in net assets resulting from capital share transactions		(105,050,671)		(143,160,718)

Total decrease in net assets		(54,427,188)		(148,822,953)

Net assets
Beginning of period		283,226,790		432,049,743

End of period		$228,799,602		$283,226,790

Undistributed net investment income		$4,639,294		$6,911,658

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$9.77	$9.82	$10.41	$9.14	$8.54
Net investment income	0.21	0.25	0.17	0.09 [2]	0.17
Net realized and unrealized gains (losses) on investments	2.27	(0.09)	(0.75)	1.42	0.69

Total from investment operations	2.48	0.16	(0.58)	1.51	0.86
Distributions to shareholders from
Net investment income	(0.27)	(0.21)	(0.01)	(0.24)	(0.26)
Net asset value, end of period	$11.98	$9.77	$9.82	$10.41	$9.14
Total return[3]	25.99%	1.83%	(5.62)%	16.90%	10.55%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.53%	1.46%	1.19%	1.08%
Net expenses	1.09%	1.09%	1.09%	1.07%	1.08%
Net investment income	2.03%	2.49%	1.55%	0.91%	2.16%
Supplemental data
Portfolio turnover rate	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$115,821	$114,219	$162,954	$216,096	$255,075

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$9.47	$9.48	$10.12	$8.81	$8.18
Net investment income	0.13 [2]	0.16 [2]	0.08 [2]	0.01 [2]	0.11 [2]
Net realized and unrealized gains (losses) on investments	2.21	(0.07)	(0.72)	1.41	0.66

Total from investment operations	2.34	0.09	(0.64)	1.42	0.77
Distributions to shareholders from
Net investment income	(0.19)	(0.10)	0.00	(0.11)	(0.14)
Net asset value, end of period	$11.62	$9.47	$9.48	$10.12	$8.81
Total return[3]	25.07%	0.99%	(6.32)%	16.15%	9.64%
Ratios to average net assets (annualized)
Gross expenses	2.31%	2.28%	2.21%	1.94%	1.83%
Net expenses	1.84%	1.84%	1.84%	1.82%	1.83%
Net investment income	1.27%	1.67%	0.77%	0.15%	1.45%
Supplemental data
Portfolio turnover rate	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$6,810	$8,303	$12,873	$20,450	$22,300

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$9.58	$9.59	$10.24	$8.93	$8.27
Net investment income	0.14 [2]	0.16 [2]	0.06	0.01 [2]	0.07 [2]
Net realized and unrealized gains (losses) on investments	2.22	(0.07)	(0.71)	1.41	0.72

Total from investment operations	2.36	0.09	(0.65)	1.42	0.79
Distributions to shareholders from
Net investment income	(0.19)	(0.10)	0.00	(0.11)	(0.13)
Net asset value, end of period	$11.75	$9.58	$9.59	$10.24	$8.93
Total return[3]	25.05%	1.08%	(6.35)%	16.13%	9.62%
Ratios to average net assets (annualized)
Gross expenses	2.31%	2.28%	2.21%	1.94%	1.83%
Net expenses	1.84%	1.84%	1.84%	1.82%	1.83%
Net investment income	1.30%	1.72%	0.79%	0.16%	1.39%
Supplemental data
Portfolio turnover rate	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$16,997	$16,760	$22,578	$30,439	$36,718

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS R	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$9.75	$9.79	$10.40	$9.13	$8.51
Net investment income	0.18 [2]	0.20 [2]	0.14 [2]	0.06 [2]	0.14
Net realized and unrealized gains (losses) on investments	2.27	(0.06)	(0.75)	1.42	0.71

Total from investment operations	2.45	0.14	(0.61)	1.48	0.85
Distributions to shareholders from
Net investment income	(0.24)	(0.18)	0.00	(0.21)	(0.23)
Net asset value, end of period	$11.96	$9.75	$9.79	$10.40	$9.13
Total return	25.68%	1.58%	(5.87)%	16.58%	10.13%
Ratios to average net assets (annualized)
Gross expenses	1.81%	1.78%	1.71%	1.45%	1.33%
Net expenses	1.34%	1.34%	1.34%	1.33%	1.33%
Net investment income	1.72%	2.11%	1.31%	0.66%	1.79%
Supplemental data
Portfolio turnover rate	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$2,234	$2,196	$3,050	$4,066	$3,811

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class R of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage International Equity Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$9.62	$9.67	$10.28	$8.82
Net investment income	0.22	0.25	0.16	0.01
Net realized and unrealized gains (losses) on investments	2.22	(0.09)	(0.74)	1.45

Total from investment operations	2.44	0.16	(0.58)	1.46
Distributions to shareholders from
Net investment income	(0.27)	(0.21)	(0.03)	0.00
Net asset value, end of period	$11.79	$9.62	$9.67	$10.28
Total return[2]	26.00%	1.88%	(5.68)%	16.55%
Ratios to average net assets (annualized)
Gross expenses	1.37%	1.36%	1.25%	1.36%
Net expenses	1.09%	1.09%	1.09%	1.09%
Net investment income	2.08%	2.52%	1.58%	0.32%
Supplemental data
Portfolio turnover rate	38%	115%	44%	42%
Net assets, end of period (000s omitted)	$3,955	$3,505	$3,436	$89

1.	For the period from July 16, 2010 (commencement of class operations) to October 31, 2010

2.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage International Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$9.76	$9.83	$10.42	$9.17	$8.59
Net investment income	0.24 [2]	0.37	0.19 [2]	0.11 [2]	0.21
Net realized and unrealized gains (losses) on investments	2.26	(0.19)	(0.75)	1.43	0.67

Total from investment operations	2.50	0.18	(0.56)	1.54	0.88
Distributions to shareholders from
Net investment income	(0.30)	(0.25)	(0.03)	(0.29)	(0.30)
Net asset value, end of period	$11.96	$9.76	$9.83	$10.42	$9.17
Total return	26.31%	2.05%	(5.38)%	17.17%	10.73%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.10%	1.03%	0.87%	0.83%
Net expenses	0.84%	0.84%	0.84%	0.82%	0.83%
Net investment income	2.29%	2.67%	1.78%	1.15%	2.39%
Supplemental data
Portfolio turnover rate	38%	115%	44%	42%	203%
Net assets, end of period (000s omitted)	$82,982	$138,245	$227,158	$373,200	$671,417

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen International Equity Fund.

2.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage International Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

22	Wells Fargo Advantage International Equity Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Notes to financial statements	Wells Fargo Advantage International Equity Fund	23

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(15,692)	$15,692

As of October 31, 2013, the Fund had capital loss carry forwards available to offset future net realized capital gains in the amount of $50,245,413 expiring in 2016.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

24	Wells Fargo Advantage International Equity Fund	Notes to financial statements
■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$216,767,979	$3,093,643	$0	$219,861,622
Short-term investments
Investment companies	11,112,528	3,892,450	0	15,004,978
	$227,880,507	$6,986,093	$0	$234,866,600

As of October 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Forward foreign currency contracts+	$0	$175,321	$0	$175,321

+	Amount represents the net unrealized gains.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.85% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.85% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08

Notes to financial statements	Wells Fargo Advantage International Equity Fund	25

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares, 1.34% for Class R shares, 1.09% for Administrator Class shares, and 0.84% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets for Class R shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $3,781 from the sale of Class A shares and $1,669 and $31 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $92,182,112 and $204,684,388, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At October 31, 2013, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver	U.S. value at October 31, 2013	In exchange for U.S. $	Unrealized gains
1-7-2014	Barclays	576,873,100 JPY	$5,869,328	$5,953,836	$84,508
1-7-2014	Barclays	775,209,100 JPY	7,887,275	7,977,865	90,590
1-7-2014	Barclays	4,488,200 JPY	45,665	45,888	223

The Fund had average contract amounts of $618,603 and $12,174,321 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $545 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

26	Wells Fargo Advantage International Equity Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $7,452,860 and $9,161,026 of ordinary income for the years ended October 31, 2013 and October 31, 2012, respectively.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$4,871,537	$44,793,584	$(50,245,413)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage International Equity Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

28	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $6,485,200 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended October 31, 2013. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage International Equity Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

30	Wells Fargo Advantage International Equity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage International Equity Fund	31

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220807 12-13 A240/AR240 10-13

Wells Fargo Advantage

Intrinsic World Equity Fund

Annual Report

October 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intrinsic World Equity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic World Equity Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Despite near-term volatility caused by a shutdown of the U.S. government, increased confidence that the U.S. economy was staging a fragile recovery combined with resilience in European economies and encouraging news out of Japan resulted in double-digit returns for major developed stock market indexes for the 12-month reporting period. However, emerging markets lagged their developed counterparts.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Federal Reserve’s (Fed’s) monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

Markets also continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from eurozone countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%.

The performance of developed and emerging markets stocks diverged during the reporting period.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter. The most significant negative effect was the ongoing fight in Washington, D.C. over the federal budget and debt limit.

Major central banks continued to inject liquidity into the banks for both developed and emerging markets through various quantitative easing policies. Later in the period, signs emerged that the eurozone was exiting its long-lived recession, further boosting European stock markets. In late September, Germany’s federal election returned German Chancellor Angela Merkel to power as her party won a plurality of seats in the lower house of parliament. The election seemed to signal that there would not be significant changes in Europe’s most significant economy. In Japan, Prime Minister Shinzo Abe’s efforts to rejuvenate the economy showed early success, as Japan’s second-quarter GDP increased at a 3.8% annualized rate in the second quarter of 2013, in part because of strong capital investment, following a 4.1% annualized GDP growth rate in the first quarter. The growth numbers put Japan’s economy among the world’s strongest.

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	3

Despite the positive backdrop from improved developed market returns and accommodative central banks, emerging markets languished during the 12-month period. Much of the difference between developed and emerging markets equity returns came in 2013, as the potential end of the Fed’s quantitative easing program had a more significant effect on emerging markets than on developed markets. In addition, slower economic growth numbers from China and a combination of slower growth and higher inflation in India caused investors to worry about the prospects of larger emerging economies. Smaller markets such as the Philippines and Taiwan delivered strong returns for the full reporting period, even though investor worries about their reliance on external funding caused these markets to lag in the final months.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

4	Wells Fargo Advantage Intrinsic World Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Jean-Baptiste Nadal, CFA

Jeffrey Peck

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EWEAX)	4-30-1996	16.65	14.18	7.91	23.74	15.54	8.55	1.52	1.41
Class C (EWECX)	5-18-2007	21.82	14.68	7.75	22.82	14.68	7.75	2.27	2.16
Administrator Class (EWEIX)	5-18-2007	–	–	–	24.03	15.83	8.72	1.36	1.16
Institutional Class (EWENX)	7-30-2010	–	–	–	24.28	15.97	8.78	1.09	0.96
MSCI World Index (Net)[4]	–	–	–	–	25.77	13.34	7.38	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to country concentration risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic World Equity Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.40% for Class A, 2.15% for Class C, 1.15% for Administrator Class, and 0.95% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Morgan Stanley Capital International World Index (Net) (MSCI World Index (Net)) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

5.	The chart compares the performance of Class A shares for the most recent ten years with the MSCI World Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified. Top holdings typically include the underlying ordinary shares combined with any depositary receipts.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Intrinsic World Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI World Index (Net), for the 12-month period that ended October 31, 2013.

■	Stock selection was the main source of the Fund’s underperformance. Relative sector weightings, which are a byproduct of our bottom-up security selection process, had a modestly net positive effect.

■	Security selection in the information technology (IT), health care, and consumer discretionary sectors detracted from performance relative to the MSCI World Index (Net). On the positive side, stock selection in the industrials, energy, materials, and financials sectors contributed to relative return. An underweight in materials—the worst-performing sector for the period—also augmented return.

Stock selection was the primary determinant of the Fund’s relative performance.

We adhere to the same investment philosophy and process that has been consistently applied. Our fundamental analysis involves identifying the stocks of what we believe are high-quality, value-creating businesses that are selling at a discount to our estimate of intrinsic (or true) value and that possess identifiable catalysts that could close the valuation gap over our investment time horizon.

Stock selection in the IT, health care, and consumer discretionary sectors detracted from relative performance. In IT, consumer electronics and personal computer maker Apple Incorporated and data storage company EMC Corporation were the principal detractors. In health care and consumer discretionary, drug maker Teva Pharmaceuticals Industries Limited, and homebuilder NVR Incorporated, both which we also no longer hold, detracted from relative performance.

By contrast, security selection in the industrials (European Aeronautic Defence and Space Company NV and TOTO Limited), financials (Charles Schwab Corporation), energy (Schlumberger Limited), and materials (Air Products and Chemicals Incorporated) sectors contributed to performance relative to to the benchmark. An underweight in the materials sector also enhanced relative return. (Sector overweights and underweights are byproducts of our bottom-up stock selection process and are not the result of a top-down sector rotation strategy.)

By country, stock selection in the U.K., the Netherlands, and the U.S. detracted from relative value for the period. Conversely, security selection in Japan and stock selection in and an overweight in France contributed to relative return. A lack of exposure to Canada—an underperforming country for the period—also augmented relative performance. Over the long term, we seek to add value primarily through stock selection due to our research-intensive, bottom-up investment process.

Ten largest equity holdings[6] (%) as of October 31, 2013
European Aeronautic Defence & Space Company NV	3.26
Samsung Electronics Company Limited	2.79
Charles Schwab Corporation	2.65
Oracle Corporation	2.65
Franklin Resources Incorporated	2.51
Adidas-Salomon AG	2.46
JPMorgan Chase & Company	2.44
Zions Bancorporation	2.44
Autoliv Incorporated GDR	2.43
Schlumberger Limited	2.40

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

Our long-term investment process has typically resulted in low portfolio turnover as the team seeks to invest in businesses over a three- to five-year investment horizon. During the fiscal year, we sold eight companies (one that was acquired as a result of a spinoff, AbbVie Incorporated) in six different sectors and invested in eight new companies across five sectors. The newest additions to the Fund included Samsonite International SA and Kering SA in consumer discretionary, Express Scripts Holding Corporation and Sanofi-Aventis SA in health care, UBS AG in financials, and Occidental Petroleum Corporation in energy. All of these trades were made based on company-specific, fundamental analysis rather than top-down sector allocation decisions.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	7

Sector distribution[7] as of October 31, 2013

Despite potentially distracting macroeconomic events, we remained focused on our investment strategy.

There was no shortage of macroeconomic events during the past 12 months. The bitter budget showdown in Washington, which triggered a 16-day government closure, ended in mid-October. The Federal Reserve’s (Fed’s) September 2013 decision to keep pumping $85 billion of liquidity into the economy each month came as a surprise to many. And while emerging markets rallied after the Fed’s decision, the continued flow of liquidity into those countries may only serve as a short-term bandage to deeper structural issues. Meanwhile, the Bank of Japan (BoJ) continued its massive asset-purchasing program to the tune of $75–$80 billion per month. According to the BoJ, positive effects from this program are beginning to trickle throughout the economy. However, the jury is still out on whether the Japanese version of quantitative easing will achieve its objective. The economic climate in Europe is beginning to show signs of a long-awaited respite. The European Commission expects the 27-nation European Union to emerge out of recession in the fourth quarter of 2013.

As economies pull out of recession and embark on modest growth paths, talk of central banks tightening global liquidity is likely to continue dominating the headlines. Should the Fed decide to begin tapering its quantitative easing program, we anticipate that equity correlations—which have been historically high as a result of the risk-on, risk-off phenomenon in the postcrisis era—will fall, especially in the U.S. This, in turn, should create a favorable environment for fundamental investors. Regardless of what might be in store for global investors, we remain focused on identifying what we believe are high-quality companies in good industries around the world that trade at discounts to our assessments of intrinsic value and possess catalysts we expect to cause stock price appreciation over the next three to five years.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intrinsic World Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,082.63	$7.35	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class C
Actual	$1,000.00	$1,078.92	$11.27	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%
Administrator Class
Actual	$1,000.00	$1,084.00	$6.04	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class
Actual	$1,000.00	$1,084.82	$4.99	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Intrinsic World Equity Fund	9

Security name	Shares	Value

Common Stocks: 98.80%

Chile: 1.55%
Enersis SA ADR (Utilities, Electric Utilities)	174,600	$2,880,900

France: 8.94%
Kering SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	16,820	3,821,829
L’Oreal SA (Consumer Staples, Personal Products)	20,500	3,511,241
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	33,697	3,593,368
Total SA (Energy, Oil, Gas & Consumable Fuels)	51,880	3,188,468
Total SA ADR (Energy, Oil, Gas & Consumable Fuels)	11,300	691,334
Vivendi SA (Telecommunication Services, Diversified Telecommunication Services)	72,967	1,852,130

		16,658,370

Germany: 2.46%
Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	40,075	4,574,944

Hong Kong: 2.12%
Samsonite International SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,442,400	3,944,135

Japan: 6.93%
Kao Corporation (Consumer Staples, Personal Products)	85,800	2,848,947
Kao Corporation ADR (Consumer Staples, Personal Products)	10,960	367,160
Komatsu Limited (Industrials, Machinery)	123,000	2,676,904
Komatsu Limited ADR (Industrials, Machinery) «	13,500	297,000
ORIX Corporation (Financials, Diversified Financial Services)	149,000	2,554,805
ORIX Corporation ADR (Financials, Diversified Financial Services) «	14,500	1,254,105
TOTO Limited (Industrials, Building Products)	206,000	2,899,461

		12,898,382

Luxembourg: 1.94%
Millicom International Cellular SA (Telecommunication Services, Wireless Telecommunication Services)	39,100	3,605,258

Netherlands: 7.40%
European Aeronautic Defence & Space Company NV (Industrials, Aerospace & Defense)	88,410	6,075,154
Heineken NV (Consumer Staples, Beverages)	47,375	3,274,060
Unilever NV (Consumer Staples, Food Products)	111,479	4,427,946

		13,777,160

Singapore: 2.27%
DBS Group Holdings Limited (Financials, Commercial Banks)	313,208	4,220,819

South Korea: 2.79%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,768	5,203,978

Spain: 2.05%
Banco Santander Central Hispano SA ADR (Financials, Commercial Banks) «	427,787	3,811,582

Switzerland: 5.51%
Novartis AG ADR (Health Care, Pharmaceuticals)	48,410	3,754,197
Transocean Limited (Energy, Energy Equipment & Services) «	57,000	2,682,990

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intrinsic World Equity Fund	Portfolio of investments—October 31, 2013

Security name		Shares	Value

Switzerland (continued)
UBS AG (Financials, Capital Markets)		198,000	$3,831,906

			10,269,093

United Kingdom: 5.73%
Diageo plc (Consumer Staples, Beverages)		88,056	2,805,424
HSBC Holdings plc ADR (Financials, Commercial Banks)		36,007	1,981,825
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		80,784	2,694,398
Standard Chartered plc (Financials, Commercial Banks)		132,910	3,195,551

			10,677,198

United States: 49.11%
Abbott Laboratories (Health Care, Health Care Equipment & Supplies)		98,840	3,612,602
Air Products & Chemicals Incorporated (Materials, Chemicals)		35,330	3,851,323
Apple Incorporated (Information Technology, Computers & Peripherals)		7,877	4,114,551
Autoliv Incorporated GDR (Consumer Discretionary, Auto Components)		50,385	4,521,397
Baxter International Incorporated (Health Care, Health Care Equipment & Supplies)		58,880	3,878,426
Charles Schwab Corporation (Financials, Capital Markets)		217,540	4,927,281
eBay Incorporated (Information Technology, Internet Software & Services) †		61,325	3,232,441
EMC Corporation (Information Technology, Computers & Peripherals)		177,720	4,277,720
Express Scripts Holding Company (Health Care, Health Care Providers & Services) †		30,276	1,892,856
Franklin Resources Incorporated (Financials, Capital Markets)		86,859	4,678,226
Home Depot Incorporated (Consumer Discretionary, Specialty Retail)		49,620	3,864,902
JPMorgan Chase & Company (Financials, Diversified Financial Services)		88,144	4,542,942
Occidental Petroleum Corporation (Energy, Oil, Gas & Consumable Fuels)		41,000	3,939,280
Oracle Corporation (Information Technology, Software)		147,445	4,939,408
PepsiCo Incorporated (Consumer Staples, Beverages)		45,358	3,814,154
QUALCOMM Incorporated (Information Technology, Communications Equipment)		62,351	4,331,524
Schlumberger Limited (Energy, Energy Equipment & Services)		47,684	4,468,944
SunTrust Banks Incorporated (Financials, Commercial Banks)		62,600	2,105,864
Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		101,120	4,255,130
United Parcel Service Incorporated Class B (Industrials, Air Freight & Logistics)		41,846	4,110,951
Visa Incorporated Class A (Information Technology, IT Services)		16,907	3,325,100
Walt Disney Company (Consumer Discretionary, Media)		61,810	4,239,548
Zions Bancorporation (Financials, Commercial Banks)		160,048	4,540,562

			91,465,132

Total Common Stocks (Cost $132,396,258)			183,986,951

	Yield
Short-Term Investments: 4.11%

Investment Companies: 4.11%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	390,855	390,855
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.11	7,274,200	7,274,200

Total Short-Term Investments (Cost $7,665,055)			7,665,055

Total investments in securities (Cost $140,061,313) *	102.91%	191,652,006
Other assets and liabilities, net	(2.91)	(5,423,480)

Total net assets	100.00%	$186,228,526

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Intrinsic World Equity Fund	11

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $141,073,620 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$53,918,772
Gross unrealized depreciation	(3,340,386)

Net unrealized appreciation	$50,578,386

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$183,986,951
In affiliated securities, at value (see cost below)	7,665,055

Total investments, at value (see cost below)	191,652,006
Foreign currency, at value (see cost below)	155
Receivable for investments sold	2,967,101
Receivable for Fund shares sold	49,676
Receivable for dividends	233,904
Receivable for securities lending income	1,990
Prepaid expenses and other assets	28,090

Total assets	194,932,922

Liabilities
Payable for investments purchased	937,175
Payable for Fund shares redeemed	217,019
Payable upon receipt of securities loaned	7,274,200
Advisory fee payable	109,635
Distribution fees payable	6,267
Due to other related parties	47,599
Accrued expenses and other liabilities	112,501

Total liabilities	8,704,396

Total net assets	$186,228,526

NET ASSETS CONSIST OF
Paid-in capital	$145,221,977
Undistributed net investment income	1,303,468
Accumulated net realized losses on investments	(11,882,394)
Net unrealized gains on investments	51,585,475

Total net assets	$186,228,526

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$168,620,599
Shares outstanding – Class A	7,705,805
Net asset value per share – Class A	$21.88
Maximum offering price per share – Class A2	$23.21
Net assets – Class C	$9,949,026
Shares outstanding – Class C	469,614
Net asset value per share – Class C	$21.19
Net assets – Administrator Class	$5,306,460
Shares outstanding – Administrator Class	243,296
Net asset value per share – Administrator Class	$21.81
Net assets – Institutional Class	$2,352,441
Shares outstanding – Institutional Class	107,545
Net asset value per share – Institutional Class	$21.87

Investments in unaffiliated securities (including securities on loan), at cost	$132,396,258

Investments in affiliated securities, at cost	$7,665,055

Total investments, at cost	$140,061,313

Securities on loan, at value	$7,133,030

Foreign currency, at cost	$155

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage Intrinsic World Equity Fund	13

Investment income
Dividends*	$3,993,323
Securities lending income, net	78,420
Income from affiliated securities	3,484

Total investment income	4,075,227

Expenses
Advisory fee	1,389,520
Administration fees
Fund level	86,845
Class A	412,704
Class C	23,501
Administrator Class	4,503
Institutional Class	1,133
Shareholder servicing fees
Class A	396,831
Class C	22,597
Administrator Class	10,172
Distribution fees
Class C	67,792
Custody and accounting fees	30,983
Professional fees	53,522
Registration fees	57,528
Shareholder report expenses	63,652
Trustees’ fees and expenses	13,111
Other fees and expenses	9,724

Total expenses	2,644,118
Less: Fee waivers and/or expense reimbursements	(162,293)

Net expenses	2,481,825

Net investment income	1,593,402

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	6,100,111
Net change in unrealized gains (losses) on investments	28,921,892

Net realized and unrealized gains (losses) on investments	35,022,003

Net increase in net assets resulting from operations	$36,615,405

* Net of foreign dividend withholding taxes in the amount of	$229,432

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic World Equity Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$1,593,402		$1,349,462
Net realized gains (losses) on investments		6,100,111		(378,736)
Net change in unrealized gains (losses) on investments		28,921,892		17,725,103

Net increase in net assets resulting from operations		36,615,405		18,695,829

Distributions to shareholders from
Net investment income
Class A		(2,139,717)		(981,690)
Class C		(49,898)		(39,737)
Administrator Class		(41,171)		(19,766)
Institutional Class		(18,116)		(6,171)

Total distributions to shareholders		(2,248,902)		(1,047,364)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	488,164	9,695,905	406,469	6,928,424
Class C	124,686	2,366,816	33,421	523,790
Administrator Class	207,320	3,983,378	29,733	509,987
Institutional Class	128,630	2,562,388	39,841	674,385

		18,608,487		8,636,586

Reinvestment of distributions
Class A	114,035	2,068,598	63,733	936,881
Class C	2,582	45,654	2,512	36,002
Administrator Class	1,888	34,067	1,171	17,126
Institutional Class	1,003	18,116	422	6,171

		2,166,435		996,180

Payment for shares redeemed
Class A	(1,084,686)	(21,543,868)	(1,224,370)	(20,648,463)
Class C	(80,316)	(1,555,920)	(63,197)	(1,027,543)
Administrator Class	(77,769)	(1,549,990)	(47,012)	(781,978)
Institutional Class	(53,354)	(1,095,769)	(45,885)	(758,985)

		(25,745,547)		(23,216,969)

Net decrease in net assets resulting from capital share transactions		(4,970,625)		(13,584,203)

Net increase from regulatory settlement		0		4,292,515

Total increase in net assets		29,395,878		8,356,777

Net assets
Beginning of period		156,832,648		148,475,871

End of period		$186,228,526		$156,832,648

Undistributed net investment income		$1,303,468		$1,941,979

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic World Equity Fund	15

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$17.94	$15.55	$15.06	$13.27	$13.76
Net investment income	0.20	0.16	0.12 [2]	0.12	0.09 [2]
Net realized and unrealized gains (losses) on investments	4.00	1.87	0.48	1.78	1.89

Total from investment operations	4.20	2.03	0.60	1.90	1.98
Distributions to shareholders from
Net investment income	(0.26)	(0.11)	(0.11)	(0.11)	(0.24)
Net realized gains	0.00	0.00	0.00	0.00	(2.23)

Total distributions to shareholders	(0.26)	(0.11)	(0.11)	(0.11)	(2.47)
Regulatory settlement proceeds	0.00	0.47	0.00	0.00	0.00
Net asset value, end of period	$21.88	$17.94	$15.55	$15.06	$13.27
Total return[3]	23.74%	16.25%[4]	4.00%	14.43%	20.29%
Ratios to average net assets (annualized)
Gross expenses	1.49%	1.51%	1.50%	1.53%	1.57%
Net expenses	1.40%	1.40%	1.40%	1.46%	1.57%
Net investment income	0.95%	0.91%	0.79%	0.75%	0.77%
Supplemental data
Portfolio turnover rate	22%	27%	12%	11%	16%
Net assets, end of period (000s omitted)	$168,621	$146,930	$139,100	$100,460	$103,995

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$17.37	$15.15	$14.68	$12.96	$13.58
Net investment income (loss)	0.05	0.02	(0.01)[2]	0.07	(0.03)[2]
Net realized and unrealized gains (losses) on investments	3.89	1.82	0.49	1.69	1.87

Total from investment operations	3.94	1.84	0.48	1.76	1.84
Distributions to shareholders from
Net investment income	(0.12)	(0.09)	(0.01)	(0.04)	(0.23)
Net realized gains	0.00	0.00	0.00	0.00	(2.23)

Total distributions to shareholders	(0.12)	(0.09)	(0.01)	(0.04)	(2.46)
Regulatory settlement proceeds	0.00	0.47	0.00	0.00	0.00
Net asset value, end of period	$21.19	$17.37	$15.15	$14.68	$12.96
Total return[3]	22.82%	15.39%[4]	3.27%	13.58%	19.35%
Ratios to average net assets (annualized)
Gross expenses	2.24%	2.26%	2.20%	2.28%	2.33%
Net expenses	2.15%	2.15%	2.15%	2.21%	2.33%
Net investment income (loss)	0.20%	0.16%	(0.05)%	0.04%	(0.28)%
Supplemental data
Portfolio turnover rate	22%	27%	12%	11%	16%
Net assets, end of period (000s omitted)	$9,949	$7,341	$6,817	$588	$427

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	Total return calculations do not include any sales charges.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.92% on the total return.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic World Equity Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2009[1]
Net asset value, beginning of period	$17.89	$15.52	$15.02	$13.23	$13.76
Net investment income	0.24 [2]	0.19 [2]	0.15 [2]	0.15 [2]	0.15 [2]
Net realized and unrealized gains (losses) on investments	3.99	1.87	0.49	1.78	1.85

Total from investment operations	4.23	2.06	0.64	1.93	2.00
Distributions to shareholders from
Net investment income	(0.31)	(0.16)	(0.14)	(0.14)	(0.30)
Net realized gains	0.00	0.00	0.00	0.00	(2.23)

Total distributions to shareholders	(0.31)	(0.16)	(0.14)	(0.14)	(2.53)
Regulatory settlement proceeds	0.00	0.47	0.00	0.00	0.00
Net asset value, end of period	$21.81	$17.89	$15.52	$15.02	$13.23
Total return	24.03%	16.52%[3]	4.27%	14.72%	20.60%
Ratios to average net assets (annualized)
Gross expenses	1.31%	1.34%	1.30%	1.29%	1.31%
Net expenses	1.15%	1.15%	1.15%	1.21%	1.31%
Net investment income	1.18%	1.14%	0.99%	1.06%	1.33%
Supplemental data
Portfolio turnover rate	22%	27%	12%	11%	16%
Net assets, end of period (000s omitted)	$5,306	$2,001	$1,986	$144	$161

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Intrinsic World Equity Fund.

2.	Calculated based upon average shares outstanding

3.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic World Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$17.93	$15.54	$15.02	$13.80
Net investment income	0.26 [2]	0.17 [2]	0.16	0.03 [2]
Net realized and unrealized gains (losses) on investments	4.02	1.92	0.51	1.19

Total from investment operations	4.28	2.09	0.67	1.22
Distributions to shareholders from
Net investment income	(0.34)	(0.17)	(0.15)	0.00
Regulatory settlement proceeds	0.00	0.47	0.00	0.00
Net asset value, end of period	$21.87	$17.93	$15.54	$15.02
Total return[3]	24.28%	16.74%[4]	4.50%	8.84%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.10%	1.00%	1.23%
Net expenses	0.95%	0.95%	0.95%	0.95%
Net investment income	1.32%	1.03%	1.12%	0.91%
Supplemental data
Portfolio turnover rate	22%	27%	12%	11%
Net assets, end of period (000s omitted)	$2,352	$561	$573	$11

1.	For the period from July 30, 2010 (commencement of class operations), to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

4.	During the year ended October 31, 2012, the Fund received a regulatory settlement from an unaffiliated third party which had an impact of 2.93% on the total return.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source

20	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements

at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	21

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$16,989	$(16,989)

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $11,568,379 with $1,812,120 expiring in 2016; $8,483,254 expiring in 2017; and $1,273,005 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$183,986,951	$0	$0	183,986,951

Short-term investments
Investment companies	390,855	7,274,200	0	7,665,055
	$184,377,806	$7,274,200	$0	$191,652,006

22	Wells Fargo Advantage Intrinsic World Equity Fund	Notes to financial statements

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.65% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Administrator Class shares, and 0.95% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $7,152 from the sale of Class A shares and $42 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $37,149,008 and $42,001,237, respectively.

Notes to financial statements	Wells Fargo Advantage Intrinsic World Equity Fund	23

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $358 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $2,248,902 and $1,047,364 of ordinary income for the years ended October 31, 2013 and October 31, 2012, respectively.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$2,014,468	$50,573,168	$(11,568,379)

8. REGULATORY SETTLEMENT PROCEEDS

During the year ended October 31, 2012, the Fund received proceeds from an unaffiliated third party in a regulatory settlement with the SEC involving marketing timing of mutual funds. The proceeds received in the amount of $4,292,515 are reflected as an increase to paid-in capital in the accompanying financial statements.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

24	Wells Fargo Advantage Intrinsic World Equity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic World Equity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic World Equity Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 35.20% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $2,248,902 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Advantage Intrinsic World Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	Deluxe Corporation; Asset Allocation Trust CIGNA Corporation;
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Intrinsic World Equity Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

28	Wells Fargo Advantage Intrinsic World Equity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220808 12-13 A241/AR241 10-13

Wells Fargo Advantage

Intrinsic Small Cap Value Fund

Annual Report

October 31, 2013

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The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Intrinsic Small Cap Value Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 but were soon followed by concerns about a shutdown of the U.S. government. Nonetheless, increased confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter.

The most significant negative effect was the ongoing conflict in Washington, D.C. over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous impasse over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most

Letter to shareholders (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	3

recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus the federal government underwent a partial shutdown from September 30, 2013 through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014, which also raised the prospect of another impasse in the near future.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Economically sensitive sectors such as industrials and consumer discretionary outperformed. Signs of an improvement in the housing market also aided the returns of financials stocks. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks generally outperformed mid-cap stocks, but there was no clear pattern in performance between value and growth stocks. While small-cap growth stocks outperformed their value counterparts, mid-cap growth and value stocks generally delivered approximately equal returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

4	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Metropolitan West Capital Management, LLC

Portfolio managers

Alex Alvarez, CFA

Samir Sikka

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFSMX)	3-31-2008	30.71	13.50	7.71	38.66	14.87	8.35	1.48	1.46
Class C (WSCDX)	3-31-2008	36.60	14.02	7.62	37.60	14.02	7.62	2.23	2.21
Administrator Class (WFSDX)	4-8-2005	–	–	–	38.99	15.14	8.61	1.32	1.21
Institutional Class (WFSSX)	4-8-2005	–	–	–	39.40	15.40	8.80	1.05	1.01
Investor Class (SCOVX)	3-28-2002	–	–	–	38.56	14.81	8.32	1.54	1.50
Russell 2000® Value Index[4]	–	–	–	–	32.83	14.84	8.78	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Prior to June 1, 2010, the Fund was named Wells Fargo Advantage Small Cap Disciplined Fund. Metropolitan West Capital Management, LLC replaced Wells Capital Management as a subadviser for the Fund effective June 1, 2010. Accordingly, performance figures shown prior to June 1, 2010, do not reflect the principal investment strategies or performance of Metropolitan West Capital Management, LLC. Historical performance shown for Class A, Administrator Class, and Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.45% for Class A, 2.20% for Class C, 1.20% for Administrator Class, 1.00% for Institutional Class, and 1.49% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended October 31, 2013.

■	Stock selection accounted for a majority of the Fund’s outperformance. Relative sector weightings, which are a byproduct of our bottom-up security selection process, also had a net positive impact during the period.

■	Compared with the Russell 2000 Value Index, stock selection was strongest in the financials, energy, and consumer staples sectors. Underweights in the financials and utilities sectors further enhanced relative return. Conversely, security selection in consumer discretionary and exposure to cash detracted from relative performance.

Stock selection was the primary determinant of the Fund’s relative performance.

As measured by various Russell U.S. indexes, small-cap stocks outperformed their mid- and large-cap counterparts for the fiscal year to the Fund’s benefit. However, growth stocks notably outperformed value in the small-capitalization range, to the detriment of this value-oriented fund. Consistent with our long-term investment perspective, we adhere to a fundamentally based investment process. We remain focused on identifying high-quality companies in good industries that trade at discounts to our estimates of intrinsic value and possess catalysts we expect to cause stock price appreciation over the next two to four years.

Ten largest equity holdings[6] (%) as of October 31, 2013
VeriFone Systems Incorporated	3.17
Kar Auction Services Incorporated	3.12
OfficeMax Incorporated	2.78
Jones Lang LaSalle Incorporated	2.56
Aercap Holdings NV	2.28
Pike Electric Corporation	2.03
Jabil Circuit Incorporated	2.01
Ascena Retail Group Incorporated	2.01
IDEX Corporation	1.98
Pennymac Mortgage Investment REIT	1.95

Stock selection in the financials, energy, and consumer staples sectors benefited relative performance. In these sectors, insurance and asset management holding company StanCorp Financial Group Incorporated (which we no longer hold), oil and natural gas exploration and production firm Oasis Petroleum Incorporated, and wholesale bakery Flowers Foods Incorporated added value relative to the index. Underweights in the financials and utilities sectors further enhanced relative return. Sector overweights and underweights are byproducts of our bottom-up stock selection process and are not the result of a top-down sector rotation strategy.

Security selection in the consumer discretionary sector detracted from relative performance during the period, though this effect was partially offset by an overweight in this best-performing sector. Men’s clothing retailer Jos. A. Bank Clothiers Incorporated and specialty retailer Aéropostale Incorporated, both which we no longer hold, were the principal detractors in consumer discretionary. Our cash allocation also detracted from relative results in a strongly upward-trending market. This cash position is not a bearish call on the market but rather the direct result of exiting a few of our investments during the 12-month reporting period. While we are well aware of the drag that cash may have on our short-term results, we believe that abandoning our valuation discipline during a period with a relatively lower opportunity set would be much more detrimental to our long-term investment performance.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	7

Sector distribution[7] as of October 31, 2013

During the period, we made changes to the Fund’s portfolio based upon our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the Russell indexes in June 2013, the Fund’s positioning relative to the index shifted moderately during the period. The Fund became less overweight in the health care and consumer discretionary sectors. In health care, we sold drug development services company Covance Incorporated. In consumer discretionary, we made five new investments and sold eight positions in the sector during the 12-month period. Meanwhile, the Fund became less underweight in the materials sector with a new investment in Alabama-based Walter Industries Incorporated. The Fund remains meaningfully underweight in financials and overweight in industrials relative to the Russell 2000 Value Index. All sector weights are the result of individual stock selection rather than tactical allocation decisions.

Despite potentially distracting macroeconomic events, we remained focused on our investment strategy.

There was no shortage of macroeconomic events during the past 12 months. The bitter budget showdown in Washington, which triggered a 16-day government closure, ended in mid-October. The Federal Reserve’s (Fed’s) September 2013 decision to keep pumping $85 billion of liquidity into the economy each month came as a surprise to many. And while emerging markets rallied after the Fed’s decision, the continued flow of liquidity into those countries may only serve as a short-term bandage to deeper structural issues. Perhaps it is worth revisiting what Chairman Bernanke has said many times before, “monetary policy is not a panacea.” In other words, there is only so much the Fed can do to revitalize an economy. However, until the market obtains a clear signal from the Fed on its intentions, there may continue to be heightened speculation, second-guessing, and volatility.

While we remain committed to our fundamentally focused, bottom-up stock selection process, we cannot simply ignore the macroeconomic themes that are unfolding around us. However, at Metropolitan West Capital Management, LLC, we remain convinced that individual company fundamentals rather than macroeconomic events determine security performance over a full market cycle. Therefore, we will continue to invest in high-quality businesses trading at a discount to our intrinsic value estimates that possess identifiable catalysts we believe will close the valuation gap over our investment time horizon.

Please see footnotes on page 5.

8	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,141.90	$7.83	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%
Class C
Actual	$1,000.00	$1,137.00	$11.85	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.12	$11.17	2.20%
Administrator Class
Actual	$1,000.00	$1,143.58	$6.48	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%
Institutional Class
Actual	$1,000.00	$1,144.37	$5.40	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Investor Class
Actual	$1,000.00	$1,141.67	$8.04	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Intrinsic Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 93.15%

Consumer Discretionary: 15.51%

Auto Components: 0.82%
Dana Holding Corporation	61,000	$1,195,600

Hotels, Restaurants & Leisure: 1.92%
Six Flags Entertainment Corporation	74,385	2,797,620

Household Durables: 1.68%
Taylor Morrison Home Corporation Class A †	110,250	2,451,960

Specialty Retail: 9.53%
Abercrombie & Fitch Company Class A	73,405	2,751,219
Ascena Retail Group Incorporated †	147,930	2,927,535
Chico’s FAS Incorporated	148,630	2,549,005
DSW Incorporated Class A	18,420	1,614,881
OfficeMax Incorporated	270,637	4,054,142

		13,896,782

Textiles, Apparel & Luxury Goods: 1.56%
Jones Group Incorporated	146,675	2,279,330

Consumer Staples: 5.77%

Beverages: 1.48%
Treasury Wine Estates ADR «	478,690	2,154,105

Food Products: 4.29%
Dean Foods Company	134,800	2,628,600
Flowers Foods Incorporated	85,830	2,174,932
J & J Snack Foods Corporation	17,025	1,456,829

		6,260,361

Energy: 4.76%

Energy Equipment & Services: 2.90%
Forum Energy Technologies Incorporated †	83,735	2,450,086
Helix Energy Solutions Group Incorporated †	75,415	1,784,319

		4,234,405

Oil, Gas & Consumable Fuels: 1.86%
Oasis Petroleum Incorporated †	50,800	2,705,100

Financials: 19.08%

Capital Markets: 0.94%
E*TRADE Financial Corporation †	81,000	1,369,710

Commercial Banks: 7.47%
Associated Banc-Corp	122,950	1,999,167
Cathay General Bancorp	44,380	1,093,079
Hancock Holding Company	53,170	1,742,913

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Commercial Banks (continued)
TCF Financial Corporation	87,225	$1,324,076
Umpqua Holdings Corporation «	155,190	2,540,460
Zions Bancorporation	77,315	2,193,427

		10,893,122

Real Estate Management & Development: 2.56%
Jones Lang LaSalle Incorporated	39,215	3,733,268

REITs: 7.34%
CommonWealth REIT	57,525	1,401,884
CubeSmart REIT	131,745	2,406,981
Hudson Pacific Properties Incorporated	70,335	1,455,231
Pennymac Mortgage Investment REIT	123,050	2,838,764
Redwood Trust Incorporated «	148,630	2,603,998

		10,706,858

Thrifts & Mortgage Finance: 0.77%
Essent Group Limited †	53,061	1,114,281

Health Care: 6.28%

Health Care Equipment & Supplies: 1.89%
Integra LifeSciences Holdings †	14,625	669,533
Steris Corporation	46,055	2,081,225

		2,750,758

Health Care Providers & Services: 1.54%
AMN Healthcare Services Incorporated †	181,815	2,254,506

Life Sciences Tools & Services: 2.85%
Bio-Rad Laboratories Incorporated Class A †	20,515	2,534,013
Charles River Laboratories International Incorporated †	32,935	1,620,731

		4,154,744

Industrials: 22.99%

Commercial Services & Supplies: 8.52%
Herman Miller Incorporated	48,845	1,481,957
Kar Auction Services Incorporated	153,000	4,547,160
Resources Connection Incorporated	177,800	2,268,728
Schawk Incorporated	64,706	946,002
Tetra Tech Incorporated †	59,310	1,549,770
United Stationers Incorporated	36,560	1,624,726

		12,418,343

Construction & Engineering: 3.36%
EMCOR Group Incorporated	52,470	1,944,538
Pike Electric Corporation	273,985	2,961,778

		4,906,316

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Intrinsic Small Cap Value Fund	11

Security name	Shares	Value

Machinery: 4.98%
Harsco Corporation	72,010	$2,007,639
IDEX Corporation	41,725	2,885,284
Wabtec Corporation	36,285	2,365,419

		7,258,342

Marine: 1.02%
Kirby Corporation †	16,745	1,481,765

Professional Services: 1.40%
Korn/Ferry International †	85,965	2,045,967

Road & Rail: 1.43%
Landstar System Incorporated	37,735	2,086,368

Trading Companies & Distributors: 2.28%
Aercap Holdings NV †	164,120	3,329,995

Information Technology: 14.02%

Communications Equipment: 0.63%
Plantronics Incorporated	21,490	922,781

Computers & Peripherals: 2.82%
Avid Technology Incorporated †	212,410	1,582,455
Diebold Incorporated	84,290	2,525,328

		4,107,783

Electronic Equipment, Instruments & Components: 2.01%
Jabil Circuit Incorporated	140,395	2,928,640

IT Services: 4.27%
EVERTEC Incorporated	68,666	1,610,904
VeriFone Systems Incorporated †	203,755	4,617,088

		6,227,992

Semiconductors & Semiconductor Equipment: 2.47%
ATMI Incorporated †	50,240	1,373,562
International Rectifier Corporation †	85,410	2,224,076

		3,597,638

Software: 1.82%
Informatica Corporation †	68,660	2,650,276

Materials: 2.90%

Construction Materials: 0.62%
Texas Industries Incorporated «†	16,735	898,670

Containers & Packaging: 1.21%
Berry Plastics Group Incorporated †	34,784	698,463
Silgan Holdings Incorporated	23,650	1,065,906

		1,764,369

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Portfolio of investments—October 31, 2013

Security name		Shares	Value

Metals & Mining: 1.07%
Walter Industries Incorporated «		98,250	$1,561,193

Telecommunication Services: 0.60%

Diversified Telecommunication Services: 0.60%
General Communication Incorporated Class A †		91,635	871,449

Utilities: 1.24%

Electric Utilities: 1.24%
Westar Energy Incorporated		57,220	1,808,722

Total Common Stocks (Cost $116,707,449)			135,819,119

	Yield
Short-Term Investments: 12.26%

Investment Companies: 12.26%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	11,180,226	11,180,226
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.11	6,686,175	6,686,175

Total Short-Term Investments (Cost $17,866,401)			17,866,401

Total investments in securities
(Cost $134,573,850) *	105.41%	153,685,520
Other assets and liabilities, net	(5.41)	(7,882,965)

Total net assets	100.00%	$145,802,555

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $135,261,724 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$20,142,308
Gross unrealized depreciation	(1,718,512)

Net unrealized appreciation	$18,423,796

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2013	Wells Fargo Advantage Intrinsic Small Cap Value Fund	13

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$135,819,119
In affiliated securities, at value (see cost below)	17,866,401

Total investments, at value (see cost below)	153,685,520
Receivable for investments sold	1,130,860
Receivable for Fund shares sold	134,264
Receivable for dividends	35,368
Receivable for securities lending income	2,327
Prepaid expenses and other assets	24,149

Total assets	155,012,488

Liabilities
Payable for investments purchased	2,240,387
Payable for Fund shares redeemed	110,518
Payable upon receipt of securities loaned	6,686,175
Advisory fee payable	88,267
Distribution fees payable	262
Due to other related parties	28,694
Accrued expenses and other liabilities	55,630

Total liabilities	9,209,933

Total net assets	$145,802,555

NET ASSETS CONSIST OF
Paid-in capital	$201,045,178
Undistributed net investment income	117,292
Accumulated net realized losses on investments	(74,471,585)
Net unrealized gains on investments	19,111,670

Total net assets	$145,802,555

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$966,612
Shares outstanding – Class A	43,618
Net asset value per share – Class A	$22.16
Maximum offering price per share – Class A2	$23.51
Net assets – Class C	$417,613
Shares outstanding – Class C	19,778
Net asset value per share – Class C	$21.12
Net assets – Administrator Class	$11,182,176
Shares outstanding – Administrator Class	497,180
Net asset value per share – Administrator Class	$22.49
Net assets – Institutional Class	$71,934,099
Shares outstanding – Institutional Class	3,157,338
Net asset value per share – Institutional Class	$22.78
Net assets – Investor Class	$61,302,055
Shares outstanding – Investor Class	2,792,976
Net asset value per share – Investor Class	$21.95

Investments in unaffiliated securities (including securities on loan), at cost	$116,707,449

Investments in affiliated securities, at cost	$17,866,401

Total investments, at cost	$134,573,850

Securities on loan, at value	$6,453,181

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Statement of operations —year ended October 31, 2013

Investment income
Dividends*	$1,438,721
Securities lending income, net	21,843
Income from affiliated securities	7,093

Total investment income	1,467,657

Expenses
Advisory fee	707,604
Administration fees
Fund level	44,225
Class A	1,927
Class C	571
Administrator Class	9,699
Institutional Class	15,533
Investor Class	186,799
Shareholder servicing fees
Class A	1,853
Class C	550
Administrator Class	23,710
Investor Class	145,937
Distribution fees
Class C	1,649
Custody and accounting fees	12,761
Professional fees	40,729
Registration fees	61,081
Shareholder report expenses	35,570
Trustees’ fees and expenses	16,469
Other fees and expenses	6,725

Total expenses	1,313,392
Less: Fee waivers and/or expense reimbursements	(117,481)

Net expenses	1,195,911

Net investment income	271,746

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	15,318,277
Net change in unrealized gains (losses) on investments	10,493,223

Net realized and unrealized gains (losses) on investments	25,811,500

Net increase in net assets resulting from operations	$26,083,246

* Net of foreign dividend withholding taxes in the amount of	$2,352

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Intrinsic Small Cap Value Fund	15

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income (loss)		$271,746		$(186,213)
Net realized gains on investments		15,318,277		6,704,703
Net change in unrealized gains (losses) on investments		10,493,223		6,428,200

Net increase in net assets resulting from operations		26,083,246		12,946,690

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	32,482	619,008	13,328	199,512
Class C	15,685	299,291	355	5,000
Administrator Class	309,532	5,936,505	56,016	844,905
Institutional Class	3,394,484	72,965,758	259,458	3,949,026
Investor Class	788,890	14,982,958	221,052	3,388,707

		94,803,520		8,387,150

Payment for shares redeemed
Class A	(11,243)	(231,447)	(4,395)	(65,907)
Class C	(1,737)	(33,644)	(2,446)	(37,063)
Administrator Class	(233,269)	(4,566,109)	(319,650)	(4,906,982)
Institutional Class	(2,692,015)	(45,602,942)	(728,732)	(11,279,038)
Investor Class	(966,481)	(18,948,279)	(976,289)	(14,554,201)

		(69,382,421)		(30,843,191)

Net increase (decrease) in net assets resulting from capital share transactions		25,421,099		(22,456,041)

Total increase (decrease) in net assets		51,504,345		(9,509,351)

Net assets
Beginning of period		94,298,210		103,807,561

End of period		$145,802,555		$94,298,210

Undistributed (accumulated) net investment income (loss)		$117,292		$(149,642)

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.96	$14.06	$13.81	$11.52	$11.08
Net investment income (loss)	0.03	(0.06)[1]	(0.06)[1]	(0.06)	(0.02)[1]
Net realized and unrealized gains (losses) on investments	6.17	1.96	0.31	2.35	0.47

Total from investment operations	6.20	1.90	0.25	2.29	0.45
Distributions to shareholders from
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.01)
Net asset value, end of period	$22.16	$15.96	$14.06	$13.81	$11.52
Total return[2]	38.66%	13.51%	1.81%	19.88%	4.09%
Ratios to average net assets (annualized)
Gross expenses	1.56%	1.48%	1.44%	1.54%	1.57%
Net expenses	1.45%	1.45%	1.42%	1.45%	1.45%
Net investment income (loss)	0.11%	(0.38)%	(0.41)%	(0.49)%	(0.17)%
Supplemental data
Portfolio turnover rate	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$967	$357	$189	$354	$290

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Small Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.32	$13.60	$13.45	$11.31	$10.95
Net investment loss	(0.13)[1]	(0.16)[1]	(0.17)[1]	(0.18)	(0.09)[1]
Net realized and unrealized gains (losses) on investments	5.93	1.88	0.32	2.32	0.45

Total from investment operations	5.80	1.72	0.15	2.14	0.36
Net asset value, end of period	$21.12	$15.32	$13.60	$13.45	$11.31
Total return[2]	37.60%	12.65%	1.12%	18.92%	3.29%
Ratios to average net assets (annualized)
Gross expenses	2.30%	2.22%	2.19%	2.30%	2.31%
Net expenses	2.20%	2.20%	2.17%	2.20%	2.20%
Net investment loss	(0.66)%	(1.12)%	(1.19)%	(1.24)%	(0.90)%
Supplemental data
Portfolio turnover rate	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$418	$89	$108	$142	$132

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.16	$14.20	$13.91	$11.58	$11.10
Net investment income (loss)	0.09	(0.02)[1]	(0.05)[1]	(0.02)	0.02 [1]
Net realized and unrealized gains (losses) on investments	6.24	1.98	0.34	2.35	0.46

Total from investment operations	6.33	1.96	0.29	2.33	0.48
Net asset value, end of period	$22.49	$16.16	$14.20	$13.91	$11.58
Total return	38.99%	13.80%	2.08%	20.12%	4.32%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.30%	1.22%	1.37%	1.38%
Net expenses	1.20%	1.20%	1.19%	1.20%	1.20%
Net investment income (loss)	0.52%	(0.12)%	(0.30)%	(0.23)%	0.18%
Supplemental data
Portfolio turnover rate	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$11,182	$6,801	$9,722	$5,774	$5,730

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Intrinsic Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.32	$14.32	$14.00	$11.63	$11.15
Net investment income (loss)	0.12 [1]	0.01 [1]	0.00 [1,2]	(0.00)[1,2]	0.04 [1]
Net realized and unrealized gains (losses) on investments	6.34	1.99	0.32	2.37	0.47

Total from investment operations	6.46	2.00	0.32	2.37	0.51
Distributions to shareholders from
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.03)
Net asset value, end of period	$22.78	$16.32	$14.32	$14.00	$11.63
Total return	39.40%	13.97%	2.29%	20.38%	4.61%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.05%	1.01%	1.10%	1.11%
Net expenses	1.00%	1.00%	0.98%	1.00%	1.00%
Net investment income (loss)	0.58%	0.07%	0.02%	(0.03)%	0.36%
Supplemental data
Portfolio turnover rate	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$71,934	$40,073	$41,861	$72,200	$65,014

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.81	$13.94	$13.70	$11.43	$10.99
Net investment income (loss)	0.04 [1]	(0.06)[1]	(0.07)[1]	(0.06)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	6.10	1.93	0.31	2.33	0.45

Total from investment operations	6.14	1.87	0.24	2.27	0.44
Net asset value, end of period	$21.95	$15.81	$13.94	$13.70	$11.43
Total return	38.56%	13.49%	1.75%	19.86%	4.00%
Ratios to average net assets (annualized)
Gross expenses	1.62%	1.54%	1.50%	1.63%	1.67%
Net expenses	1.49%	1.49%	1.48%	1.49%	1.49%
Net investment income (loss)	0.19%	(0.42)%	(0.48)%	(0.47)%	(0.12)%
Supplemental data
Portfolio turnover rate	75%	33%	54%	147%	64%
Net assets, end of period (000s omitted)	$61,302	$46,977	$51,927	$79,132	$180,060

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

22	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to redemptions in-kind. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$5,002,454	$(4,812)	$(4,997,642)

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $73,783,711 with $66,094,001 expiring in 2017 and $7,689,710 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	23

gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$135,819,119	$0	$0	$135,819,119
Short-term investments
Investment companies	11,180,226	6,686,175	0	17,866,401
	$146,999,345	$6,686,175	$0	$153,685,520

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Metropolitan West Capital Management, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

24	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.45% for Class A shares, 2.20% for Class C shares, 1.20% for Administrator Class shares, 1.00% for Institutional Class shares and 1.49% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $1,181 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $121,675,328 and $63,043,505, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $174 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

For the years ended October 31, 2013 and October 31, 2012, the Fund did not have any distributions paid to shareholders.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$117,292	$18,423,796	$(73,783,711)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. REDEMPTION IN-KIND

After the close of business on November 20, 2012, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $38,549,389 and cash in the amount of $1,451,872. The Fund recognized gains in the amount of $6,259,544, which are reflected on the Statement of Operations. The redemption in-kind by a shareholder of the Institutional Class represented 42% of the Fund and is reflected in the Statement of Changes in Net Assets.

Notes to financial statements	Wells Fargo Advantage Intrinsic Small Cap Value Fund	25

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

On December 16, 2013, the Fund declared distributions from net investment income to shareholders of record on December 13, 2013. The per share amounts payable on December 17, 2013 were as follows:

Net investment income
Class A	$0.00000
Class C	0.00000
Administrator Class	0.00441
Institutional Class	0.03602
Investor Class	0.00000

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

26	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Intrinsic Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Intrinsic Small Cap Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	27

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Intrinsic Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Intrinsic Small Cap Value Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Intrinsic Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220809 12-13 A242/AR242 10-13

Wells Fargo Advantage

Small Cap Opportunities Fund

Annual Report

October 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small Cap Opportunities Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Small Cap Opportunities Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 but were soon followed by concerns about a shutdown of the U.S. government. Nonetheless, increased confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter.

The most significant negative effect was the ongoing conflict in Washington, D.C. over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous impasse over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus the federal government underwent a partial shutdown from

Letter to shareholders (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	3

September 30, 2013 through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014, which also raised the prospect of another impasse in the near future.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Economically sensitive sectors such as industrials and consumer discretionary outperformed. Signs of an improvement in the housing market also aided the returns of financials stocks. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks generally outperformed mid-cap stocks, but there was no clear pattern in performance between value and growth stocks. While small-cap growth stocks outperformed their value counterparts, mid-cap growth and value stocks generally delivered approximately equal returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

4	Wells Fargo Advantage Small Cap Opportunities Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Schroder Investment Management North America Inc.

Portfolio manager

Jenny B. Jones

Average annual total returns (%) as of October 31, 2013

					Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	Gross	Net[2]
Administrator Class (NVSOX)	8-1-1993	33.19	16.29	11.30	1.24	1.22
Russell 2000® Index[3]	–	36.28	17.04	9.03	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	5

Growth of $1,000,000 investment[4] as of October 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.20% for Administrator Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

3.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

4.	The chart compares the performance of Administrator Class shares for the most recent ten years with the Russell 2000 Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Small Cap Opportunities Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Index, for the 12-month period that ended October 31, 2013.

■	Sector allocation was the main reason for the Fund’s underperformance, with the primary detractors being an allocation to cash and an underweight in information technology (IT). Company valuations that we believed were excessive caused us to avoid certain internet-related companies whose prices soared, and a cash allocation of nearly 8% for the full year detracted as equity prices surged.

■	Stock selection was modestly positive, with our holdings in producer durables adding the most value. Global consulting firm Towers Watson & Company boosted results, with its stock prices rising strongly on optimism about its private health care exchange business. Also in this sector, Spirit Airlines Incorporated experienced powerful price appreciation.

■	Market performance was influenced by domestic political squabbles and the actions of the Federal Reserve (Fed). The equity market was clearly spooked by Fed Chairman Ben Bernanke’s speech on June 19 suggesting that at some point there would be a gradual ending to the quantitative easing (QE) program.

Macroeconomic data has been generally positive, but the political news has not.

Equity markets declined for eight consecutive days following the November 2012 presidential election but then began a steady rise until year-end as better economic data took the spotlight. The threat of repealing the debt ceiling at the end of December 2012 caused a brief pullback until the politicians came to an agreement. The market then resumed its rise pausing occasionally over concerns about QE tapering and debt ceiling fights in Washington. Despite the political uncertainty, it was a good year for equities, with the small-cap Russell 2000 Index returning more than 36%.

The equity market surge led to stretched valuations, in our estimation, particularly in the small-cap space. Price/earnings ratios on trailing and predicted earnings of small-cap equities tested long-term highs. Small-cap valuations appeared even more expensive than large-cap valuations, which made it more difficult to carry out a valuation-sensitive investment approach in the small-cap space.

Cash hindered the Fund’s performance, followed by adverse stock selection in several sectors.

The Fund’s underperformance during the period was primarily driven by cash exposure and adverse stock selection in the IT sector. Our cautious outlook and lack of compelling investment opportunities led us to hold a portion of the Fund in cash, which dragged performance as the market appreciated over the past year. We also lagged in materials and consumer staples.

Ten largest equity holdings[5] (%) as of October 31, 2013
Northwestern Corporation	1.76
HealthSouth Rehabilitation Corporation	1.36
EnerSys	1.35
Berry Plastics Group Incorporated	1.29
Brown & Brown Incorporated	1.29
Towers Watson & Company Class A	1.19
IDACORP Incorporated	1.18
IDEX Corporation	1.17
Sirona Dental Systems Incorporated	1.12
Parexel International Corporation	1.11

The largest detractor from performance was Pretium Resources Incorporated, which we no longer hold. It is a high-quality gold-mining stock with reserves in Canada. Its stock price declined, influenced by gold prices dropping nearly $400 an ounce during the period and pressured by questions about the magnitude of its reserves. Oil- and gas-exploration company PetroQuest Energy Incorporated also detracted from results. We sold our position early in the fiscal year when management lowered its guidance on production. Finally, Mid-America Apartment Communities Incorporated lagged as economic growth came in below expectations because the rate of new household formation was also slower than we expected, which held back demand for apartments.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	7

Sector distribution[6] as of October 31, 2013

Stocks that contributed to performance were led by Towers Watson & Company. The global consultancy purchased a company that operates a private insurance exchange, and a number of corporations are signing up for this exchange, which is a viable option as the new health care law begins its implementation phase. Fifth & Pacific Companies Incorporated was our second strongest contributor despite being in the portfolio for slightly less than half of the year. The specialty retailer owns Juicy Couture, Kate Spade, and Lucky Brand stores. We sold the stock as it reached our target price.

We remain less pessimistic about the effect of interest-rate increases on equities.

We continue to believe that the U.S. economy is in a slow-

growth phase. While the market frets over the timing of the Fed’s much-discussed tapering program, which will signal a lessening of its accommodative monetary policy, we don’t expect that subsequently higher interest rates will pose a significant risk to equities. We have noted that rising interest rates tend to hurt equities (and small-cap stocks in particular) when rate increases are sharp, unanticipated, or the result of building inflationary pressures. This time, however, modestly higher interest rates have been widely anticipated and are not the result of inflation. Historically, U.S. inflation has been driven by wage inflation or sharply higher commodity prices, neither of which appears likely in the current climate. We believe equities should continue to do well if interest rates move modestly higher and reflect a healthier economy.

Please see footnotes on page 5.

8	Wells Fargo Advantage Small Cap Opportunities Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Administrator Class
Actual	$1,000.00	$1,165.02	$6.55	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small Cap Opportunities Fund	9

Security name	Shares	Value

Common Stocks: 92.40%

Consumer Discretionary: 14.82%

Auto Components: 0.26%
Fox Factory Holding Corporation †	107,800	$1,877,876

Distributors: 1.34%
Core Mark Holding Company Incorporated	78,800	5,573,524
LKQ Corporation †	117,800	3,890,934

		9,464,458

Diversified Consumer Services: 1.63%
Steiner Leisure Limited †	82,700	4,632,854
Stewart Enterprises Incorporated Class A	521,600	6,890,336

		11,523,190

Hotels, Restaurants & Leisure: 5.84%
Bally Technologies Incorporated †	104,200	7,621,188
ClubCorp Holdings Incorporated †	320,900	4,457,301
Domino’s Pizza Incorporated	86,100	5,773,866
Home Inns & Hotels Management ADR «†	87,900	3,062,436
Ignite Restaurant Group Incorporated †	240,000	3,854,400
Red Robin Gourmet Burgers Incorporated †	73,300	5,583,994
SHFL Entertainment Incorporated †	221,900	5,143,642
Six Flags Entertainment Corporation	151,400	5,694,154

		41,190,981

Household Durables: 0.84%
Harman International Industries Incorporated	72,900	5,906,358

Leisure Equipment & Products: 2.20%
Brunswick Corporation	147,100	6,638,623
Callaway Golf Company	607,100	5,117,853
LeapFrog Enterprises Incorporated «†	441,900	3,782,664

		15,539,140

Media: 0.85%
EW Scripps Company †	106,900	2,118,758
John Wiley & Sons Incorporated	76,900	3,867,301

		5,986,059

Specialty Retail: 1.86%
American Eagle Outfitters Incorporated	384,900	5,962,101
Finish Line Incorporated Class A	285,300	7,143,912

		13,106,013

Consumer Staples: 3.95%

Beverages: 0.65%
Cott Corporation	557,200	4,569,040

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Food & Staples Retailing: 1.10%
Casey’s General Stores Incorporated	54,100	$3,942,808
Harris Teeter Supermarkets Incorporated	77,400	3,817,368

		7,760,176

Food Products: 1.58%
Dean Foods Company	350,450	6,833,775
Pinnacle Foods Incorporated	159,100	4,310,019

		11,143,794

Personal Products: 0.62%
Elizabeth Arden Incorporated †	121,700	4,404,323

Energy: 4.20%

Energy Equipment & Services: 1.23%
Bristow Group Incorporated	47,400	3,814,278
Helix Energy Solutions Group Incorporated †	206,800	4,892,888

		8,707,166

Oil, Gas & Consumable Fuels: 2.97%
Carrizo Oil & Gas Incorporated †	145,000	6,356,800
Jones Energy Incorporated †	336,400	5,385,764
Laredo Petroleum Holdings Incorporated †	167,300	5,315,121
Stealthgas Incorporated †	153,600	1,766,400
Teekay Corporation	48,834	2,120,861

		20,944,946

Financials: 15.44%

Capital Markets: 1.90%
FXCM Incorporated Class A	224,700	3,682,833
HFF Incorporated Class A	188,700	4,632,585
Stifel Financial Corporation †	64,931	2,658,924
WisdomTree Investments Incorporated †	175,700	2,442,230

		13,416,572

Commercial Banks: 4.68%
Eagle Bancorp Incorporated †	67,100	1,774,795
First Horizon National Corporation	248,600	2,647,590
First Midwest Bancorp Incorporated	210,200	3,495,626
FirstMerit Corporation	277,800	6,239,388
Heartland Financial USA Incorporated	79,500	2,105,955
Lakeland Financial Corporation	123,000	4,377,570
Old National Bancorp	359,200	5,222,768
Simmons First National Corporation	115,500	3,781,470
Susquehanna Bancshares Incorporated	286,900	3,381,117

		33,026,279

Diversified Financial Services: 0.55%
Compass Diversified Holdings	202,300	3,880,114

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small Cap Opportunities Fund	11

Security name	Shares	Value

Insurance: 3.85%
Amerisafe Incorporated	54,800	$2,109,800
Brown & Brown Incorporated	284,000	9,068,120
Markel Corporation †	11,461	6,070,548
Primerica Incorporated	63,900	2,744,505
ProAssurance Corporation	46,600	2,117,896
Reinsurance Group of America Incorporated	71,000	5,053,780

		27,164,649

Real Estate Management & Development: 0.23%
Kennedy Wilson Holdings Incorporated	80,500	1,613,220

REITs: 3.80%
Blackstone Mortgage Trust Incorporated Class A	148,079	3,626,455
Equity Lifestyle Properties Incorporated	139,642	5,305,000
LaSalle Hotel Properties	121,415	3,769,936
Mid-America Apartment Communities Incorporated	65,022	4,317,461
Parkway Properties Incorporated	365,386	6,617,140
Redwood Trust Incorporated «	181,905	3,186,976

		26,822,968

Thrifts & Mortgage Finance: 0.43%
Ocwen Financial Corporation †	53,700	3,019,551

Health Care: 11.95%

Biotechnology: 1.01%
Cepheid Incorporated †	114,300	4,654,296
Lexicon Genetics Incorporated †	1,020,800	2,449,920

		7,104,216

Health Care Equipment & Supplies: 4.50%
Cooper Companies Incorporated	51,600	6,667,236
Genmark Diagnostics Incorporated †	87,500	1,058,750
Haemonetics Corporation †	79,500	3,224,520
Masimo Corporation	113,200	2,900,184
Sirona Dental Systems Incorporated †	109,500	7,911,375
Spectranetics Corporation †	87,600	1,829,964
Unilife Corporation «†	523,869	1,587,323
Volcano Corporation †	122,300	2,344,491
West Pharmaceutical Services Incorporated	88,200	4,264,470

		31,788,313

Health Care Providers & Services: 3.36%
Centene Corporation †	59,300	3,330,288
HealthSouth Rehabilitation Corporation	272,700	9,574,497
LifePoint Hospitals Incorporated †	95,400	4,926,456
Premier Incorporated Class A †	123,393	3,801,738
Surgical Care Affiliates Incorporated †	79,900	2,097,375

		23,730,354

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Life Sciences Tools & Services: 2.07%
Fluidigm Corporation †	120,600	$3,798,900
Parexel International Corporation †	172,000	7,862,120
TECHNE Corporation	33,700	2,945,043

		14,606,063

Pharmaceuticals: 1.01%
Aerie Pharmaceuticals Incorporated †	118,300	1,242,150
Salix Pharmaceuticals Limited †	82,100	5,890,675

		7,132,825

Industrials: 18.80%

Aerospace & Defense: 0.89%
Hexcel Corporation †	148,400	6,278,804

Airlines: 1.35%
Allegiant Travel Company	66,200	6,902,674
Spirit Airlines Incorporated †	61,200	2,640,780

		9,543,454

Building Products: 1.74%
Armstrong World Industries Incorporated †	40,300	2,153,229
Fortune Brands Home & Security Incorporated	75,400	3,248,232
Simpson Manufacturing Company Incorporated	135,300	4,796,385
Universal Forest Products Incorporated	39,700	2,100,924

		12,298,770

Commercial Services & Supplies: 3.44%
ABM Industries Incorporated	253,700	6,979,287
Herman Miller Incorporated	175,600	5,327,704
Standard Parking Corporation †	195,761	5,181,794
Waste Connections Incorporated	158,090	6,756,767

		24,245,552

Construction & Engineering: 1.18%
MYR Group Incorporated †	128,500	3,398,825
Primoris Services Corporation	188,600	4,911,144

		8,309,969

Electrical Equipment: 3.82%
AZZ Incorporated	92,400	4,148,760
Belden Incorporated	58,800	3,954,888
EnerSys	144,100	9,561,035
General Cable Corporation	54,700	1,801,271
Regal-Beloit Corporation	83,100	6,093,723
Thermon Group Holdings Incorporated †	58,100	1,365,931

		26,925,608

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small Cap Opportunities Fund	13

Security name	Shares	Value

Machinery: 1.43%
Enpro Industries Incorporated †	30,100	$1,796,067
IDEX Corporation	119,473	8,261,558

		10,057,625

Professional Services: 1.88%
On Assignment Incorporated †	76,100	2,571,419
RPX Corporation †	128,900	2,302,154
Towers Watson & Company Class A	73,100	8,392,611

		13,266,184

Road & Rail: 1.09%
Genesee & Wyoming Incorporated †	44,900	4,482,816
Roadrunner Transportation Systems Incorporated †	121,900	3,230,350

		7,713,166

Trading Companies & Distributors: 1.98%
Applied Industrial Technologies Incorporated	126,000	5,961,060
Beacon Roofing Supply Incorporated †	100,100	3,474,471
MRC Global Incorporated †	163,500	4,569,825

		14,005,356

Information Technology: 12.91%

Communications Equipment: 0.91%
Ciena Corporation «†	117,300	2,729,571
JDS Uniphase Corporation †	282,300	3,695,307

		6,424,878

Electronic Equipment, Instruments & Components: 1.86%
Fabrinet †	162,300	2,716,902
MTS Systems Corporation	111,100	7,257,052
OSI Systems Incorporated †	43,700	3,183,108

		13,157,062

IT Services: 2.17%
CoreLogic Incorporated †	64,400	2,142,588
Gartner Incorporated †	33,700	1,986,615
Genpact Limited †	230,200	4,564,866
Sapient Corporation †	418,000	6,608,580

		15,302,649

Office Electronics: 0.81%
Zebra Technologies Corporation Class A †	118,400	5,719,904

Semiconductors & Semiconductor Equipment: 3.68%
Atmel Corporation †	816,600	5,944,848
Cypress Semiconductor Corporation	382,500	3,549,600
Entegris Incorporated †	273,600	2,831,760
Integrated Device Technology Incorporated †	444,200	4,726,288

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small Cap Opportunities Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
MA-COM Technology Solutions Holdings Incorporated †	166,800	$2,880,636
Monolithic Power Systems Incorporated	89,000	2,833,760
Nanometrics Incorporated †	171,000	3,177,180

		25,944,072

Software: 3.48%
Cadence Design Systems Incorporated †	379,000	4,915,630
NetScout Systems Incorporated †	177,800	5,035,296
PTC Incorporated †	272,500	7,553,700
Reald Incorporated «†	265,200	1,835,184
Verint Systems Incorporated †	141,825	5,179,449

		24,519,259

Materials: 6.10%

Chemicals: 2.86%
Innophos Holdings Incorporated	82,200	4,119,864
Minerals Technologies Incorporated	97,100	5,498,773
Olin Corporation	227,000	5,109,770
OM Group Incorporated †	112,300	3,818,200
Taminco Corporation †	80,709	1,611,759

		20,158,366

Containers & Packaging: 1.83%
Berry Plastics Group Incorporated †	454,100	9,118,328
Packaging Corporation of America	61,100	3,805,308

		12,923,636

Metals & Mining: 1.41%
Compass Minerals International Incorporated	56,100	4,177,767
Globe Specialty Metals Incorporated	219,000	3,841,260
Horsehead Holding Corporation †	134,100	1,945,791

		9,964,818

Telecommunication Services: 0.10%

Diversified Telecommunication Services: 0.10%
General Communication Incorporated Class A †	77,400	736,074

Utilities: 4.13%

Electric Utilities: 2.00%
Cleco Corporation	52,100	2,414,314
IDACORP Incorporated	161,900	8,354,040
UNS Energy Corporation	67,700	3,349,796

		14,118,150

Multi-Utilities: 1.77%
Northwestern Corporation	271,581	12,449,273

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small Cap Opportunities Fund	15

Security name		Shares	Value

Water Utilities: 0.36%
SJW Corporation		90,300	$2,549,167

Total Common Stocks (Cost $488,057,097)			652,040,440

Investment Companies: 1.01%
iShares Russell 2000 Index ETF «		65,100	7,110,873

Total Investment Companies (Cost $6,429,890)			7,110,873

	Yield
Short-Term Investments: 10.57%

Investment Companies: 10.57%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	54,125,800	54,125,800
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.11	20,512,850	20,512,850

Total Short-Term Investments (Cost $74,638,650)			74,638,650

Total investments in securities (Cost $569,125,637) *	103.98%	733,789,963
Other assets and liabilities, net	(3.98)	(28,118,644)

Total net assets	100.00%	$705,671,319

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $569,511,707 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$168,391,048
Gross unrealized depreciation	(4,112,792)

Net unrealized appreciation	$164,278,256

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Opportunities Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$659,151,313
In affiliated securities, at value (see cost below)	74,638,650

Total investments, at value (see cost below)	733,789,963
Receivable for investments sold	6,477,880
Receivable for Fund shares sold	1,003,418
Receivable for dividends	136,163
Receivable for securities lending income	24,189
Prepaid expenses and other assets	28,584

Total assets	741,460,197

Liabilities
Payable for investments purchased	8,755,261
Payable for Fund shares redeemed	5,768,117
Payable upon receipt of securities loaned	20,512,850
Advisory fee payable	467,189
Due to other related parties	89,883
Accrued expenses and other liabilities	195,578

Total liabilities	35,788,878

Total net assets	$705,671,319

NET ASSETS CONSIST OF
Paid-in capital	$433,857,390
Undistributed net investment income	340,616
Accumulated net realized gains on investments	106,808,987
Net unrealized gains on investments	164,664,326

Total net assets	$705,671,319

COMPUTATION OF NET ASSET VALUE PER SHARE[1]
Net assets – Administrator Class	$705,671,319
Shares outstanding – Administrator Class	16,632,006
Net asset value per share – Administrator Class	$42.43

Investments in unaffiliated securities (including securities on loan), at cost	$494,486,987

Investments in affiliated securities, at cost	$74,638,650

Total investments, at cost	$569,125,637

Securities on loan, at value	$19,787,623

1.	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended October 31, 2013	Wells Fargo Advantage Small Cap Opportunities Fund	17

Investment income
Dividends*	$9,589,443
Securities lending income, net	201,010
Income from affiliated securities	59,520

Total investment income	9,849,973

Expenses
Advisory fee	5,196,790
Administration fees
Fund level	327,212
Administrator Class	654,425
Shareholder servicing fees
Administrator Class	1,635,757
Custody and accounting fees	44,532
Professional fees	26,609
Registration fees	18,301
Shareholder report expenses	22,871
Trustees’ fees and expenses	14,469
Other fees and expenses	14,803

Total expenses	7,955,769
Less: Fee waivers and/or expense reimbursements	(102,675)

Net expenses	7,853,094

Net investment income	1,996,879

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	111,033,637
Futures transactions	88,438

Net realized gains on investments	111,122,075

Net change in unrealized gains (losses) on investments	74,192,106

Net realized and unrealized gains (losses) on investments	185,314,181

Net increase in net assets resulting from operations	$187,311,060

* Net of foreign dividend withholding taxes in the amount of	$7,498

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Opportunities Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$1,996,879		$856,204
Net realized gains on investments		111,122,075		46,905,106
Net change in unrealized gains (losses) on investments		74,192,106		14,456,955

Net increase in net assets resulting from operations		187,311,060		62,218,265

Distributions to shareholders from
Net investment income
Administrator Class		(1,493,441)		0
Net realized gains
Administrator Class		(44,504,059)		(24,479,270)

Total distributions to shareholders		(45,997,500)		(24,479,270)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Administrator Class	2,155,903	80,223,634	2,166,689	72,318,770
Reinvestment of distributions
Administrator Class	1,419,026	45,545,649	765,523	24,182,866
Payment for shares redeemed
Administrator Class	(5,080,384)	(186,255,523)	(5,000,111)	(166,116,470)

Net decrease in net assets resulting from capital share transactions		(60,486,240)		(69,614,834)

Total increase (decrease) in net assets		80,827,320		(31,875,839)

Net assets
Beginning of period		624,843,999		656,719,838

End of period		$705,671,319		$624,843,999

Undistributed (overdistributed) net investment income		$340,616		$(57,922)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Opportunities Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$34.45	$32.50	$31.33	$25.88	$23.47
Net investment income (loss)	0.11	0.05	0.00 [1]	(0.06)	(0.02)
Net realized and unrealized gains (losses) on investments	10.48	3.13	1.17	5.51	3.38

Total from investment operations	10.59	3.18	1.17	5.45	3.36
Distributions to shareholders from
Net investment income	(0.08)	0.00	0.00	0.00	0.00
Net realized gains	(2.53)	(1.23)	0.00	0.00	(0.93)
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(2.61)	(1.23)	0.00	0.00	(0.95)
Net asset value, end of period	$42.43	$34.45	$32.50	$31.33	$25.88
Total return	33.19%	10.12%	3.73%	21.06%	15.44%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.22%	1.22%	1.25%	1.31%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income (loss)	0.31%	0.13%	0.00%	(0.20)%	(0.07)%
Supplemental data
Portfolio turnover rate	76%	78%	100%	66%	68%
Net assets, end of period (000s omitted)	$705,671	$624,844	$656,720	$707,958	$612,110

1.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	21

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

22	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(104,900)	$104,900

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (level 1)	Other significant observable inputs (level 2)	Significant unobservable inputs (level 3)	Total

Equity securities
Common stocks	$652,040,440	$0	$0	$652,040,440
Investment companies	7,110,873	0	0	7,110,873

Short-term investments
Investment companies	54,125,800	20,512,850	0	74,638,650
	$713,277,113	$20,512,850	$0	$733,789,963

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

Notes to financial statements	Wells Fargo Advantage Small Cap Opportunities Fund	23

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Schroder Investment Management North America Inc. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee of 0.10% of the average daily net assets of Administrator Class.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through Febraury 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Administrator Class shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $458,927,705 and $502,289,729, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund used uninvested cash to enter into futures contracts to gain market exposure.

As of October 31, 2013, the Fund did not have any open futures contracts. The Fund had an average notional amount of $213,390 in long futures contracts during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $1,361 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	Year ended October 31
	2013	2012
Ordinary income	$1,493,441	$ 0
Long-term capital gain	44,504,059	24,479,270

24	Wells Fargo Advantage Small Cap Opportunities Fund	Notes to financial statements

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$25,931,543	$81,604,130	$164,278,256

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to Administrator Class shareholders:

Declaration date	Record date	Payable date	Net investment income per share	Short-term capital gains per share	Long-term capital gains per share
December 9, 2013	December 6, 2013	December 10, 2013	N/A	$1.63031	$5.19872
December 10, 2013	December 9, 2013	December 11, 2013	$0.01837	N/A	N/A

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Small Cap Opportunities Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investment, of the Wells Fargo Advantage Small Cap Opportunities Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Opportunities Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

26	Wells Fargo Advantage Small Cap Opportunities Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 19.62% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $44,504,059 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $310,946 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Small Cap Opportunities Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Small Cap Opportunities Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Small Cap Opportunities Fund	29

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220810 12-13 A243/AR243 10-13

Wells Fargo Advantage Small Cap Value Fund

Annual Report

October 31, 2013

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the Fed and the European Central Bank (ECB), continued to inject liquidity into the banks and the market through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Small Cap Value Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September but were soon followed by concerns about a shutdown of the U.S. government. Nonetheless, increased confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter.

The most significant negative effect was the ongoing conflict in Washington, D.C. over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous impasse over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal

Letter to shareholders (unaudited)	Wells Fargo Advantage Small Cap Value Fund	3

government, and thus the federal government underwent a partial shutdown from September 30, 2013 through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, which also raised the prospect of another impasse in the near future.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Economically sensitive sectors such as industrials and consumer discretionary outperformed. Signs of an improvement in the housing market also aided the returns of financials stocks. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks generally outperformed mid-cap stocks, but there was no clear pattern in performance between value and growth stocks. While small-cap growth stocks outperformed their value counterparts, mid-cap growth and value stocks generally delivered approximately equal returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

4	Wells Fargo Advantage Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SMVAX)	11-30-2000	9.01	14.95	9.23	15.67	16.32	9.87	1.36	1.32
Class B (SMVBX)*	11-30-2000	9.86	15.22	9.29	14.86	15.45	9.29	2.11	2.07
Class C (SMVCX)	11-30-2000	13.80	15.44	9.05	14.80	15.44	9.05	2.11	2.07
Class R6 (SMVRX)	6-28-2013	–	–	–	16.18	16.82	10.23	0.88	0.87
Administrator Class (SMVDX)	7-30-2010	–	–	–	15.92	16.59	10.03	1.20	1.12
Institutional Class (WFSVX)	7-31-2007	–	–	–	16.15	16.82	10.23	0.93	0.92
Investor Class (SSMVX)	12-31-1997	–	–	–	15.64	16.31	9.94	1.42	1.35
Russell 2000® Value Index[4]	–	–	–	–	32.83	14.84	8.78	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Value Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2014 (February 28, 2015 for Class R6), to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.30% for Class A, 2.05% for Class B, 2.05% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, 0.90% for Institutional Class, and 1.33% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended October 31, 2013.

■	The Fund’s overweight in metals and mining companies (which comprised approximately 15% of the portfolio) was a meaningful detractor as several precious metals stocks declined sharply during the period in stark contrast to a surging equity market.

■	Strong stock selection in industrials and an underweight in financials, a poorly performing sector during the period, provided some offset to weakness from mining stocks.

Our position in mining stocks caused the Fund to lag a strong stock market.

The equity market rose sharply during the period, fueled by the Federal Reserve’s (Fed’s) bond-buying program, which helped spark a housing recovery and improved corporate profits. Given the lack of superior investment alternatives, investors rotated into U.S. stocks and pushed prices toward all-time highs.

Ten largest equity holdings[6] (%) as of October 31, 2013
InterOil Corporation	10.31
Randgold Resources Limited ADR	7.06
Chimera Investment Corporation	4.35
Delta Air Lines Incorporated	2.91
United Continental Holdings Incorporated	2.84
Newpark Resources Incorporated	2.64
OSI Systems Incorporated	2.43
Argo Group International Holdings Limited	2.34
Range Resources Corporation	2.31
Trilogy Energy Corporation	2.28

While the Fund did have strong performance in certain sectors, its approximately 15% investment in mining stocks—with an emphasis on gold miners—was a significant detractor for the period. After appreciating for 12 consecutive years, gold slumped badly and declined 23% during the reporting period. Gold-mining stocks turned in an even worse performance, declining almost 50% as measured by the Philadelphia Stock Exchange Gold and Silver Index, an index of 16 gold- and silver-mining companies. While it is frustrating to sit through this correction, we don’t believe the long-term fundamentals for gold have changed. Gold’s appreciation in recent years has been closely correlated with a sharp rise in investment demand, which we believe will continue as massive monetary easing by global central banks should eventually make fiat (or paper) currency less appealing. We believe that gold, the historical hard currency, remains the most logical investment alternative. Moreover, as a result of gold’s recent decline, gold-mining companies are cutting budgets and controlling costs to adjust to the current environment, which should translate into lower industry output.

While we are positive on gold, our approach has always been company-specific and expressed through investment in mining stocks rather than the actual metal. The rationale for investing in miners is our belief that in a rising market, stocks should provide greater upside through production growth and new discoveries, cost efficiencies, and potential mergers and acquisitions; such factors do not come into play if one simply owns the metal. The Fund has had investments in gold miners going back more than a decade and the group has historically been a key driver of outperformance.

While we view current valuations as attractive, we are not actively increasing our weighting given that we already have a sizable overweight relative to our benchmark, which has minimal exposure to the group. Capital appreciation potential aside, we believe this allocation is prudent as gold-mining stocks generally have lower correlation to other equity assets and thus help temper the Fund’s overall risk profile.

We maintained our emphasis on bottom-up stock selection.

Consistent with our stock-picking approach, the majority of our precious metals weight is in Randgold Resources Limited ADR, a high-quality miner that we’ve owned since 2004. The company has maintained more cash than debt on its balance sheet, and we believe that Randgold is well positioned to deliver profitable production growth and strong cash flow in the next several years. In our view, the company’s management is the best in the industry. We believe that Randgold Resources should be able to thrive, even in the current market environment.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small Cap Value Fund	7

Top holding InterOil Corporation rose a modest 8% during the 12-month period, contributing to relative underperformance from the Fund’s energy holdings. The energy exploration and production company is a special situation investment unrelated to the North America market. InterOil owns licenses in Papua New Guinea, covering 3.9 million acres, and has drilled several wells with reportedly promising results. As a result of the exploration success, the company is in advanced negotiations to monetize the resources. Reaching a partnership agreement with a major oil company should be a key catalyst for the stock, which in our opinion is heavily undervalued.

Sector distribution[7] as of October 31, 2013

The Fund’s holdings in the industrials sector are headlined by United Continental Holdings Incorporated and Delta Air Lines Incorporated. Both airline stocks appreciated sharply during the period. United and Delta are both operating with a good tailwind as airline mergers have resulted in a gradual reduction in industry capacity and thus firmer pricing. The companies are finding new sources of increased revenue, specifically via ancillary services (such as baggage fees) and upsells. The companies’ greater emphasis on profitability was evidenced by strong earnings over the period.

We continue to follow our investment process, which has served us well over time.

While we are disappointed that the Fund’s performance lagged the broad market and our benchmark during the period, we are sticking to our conviction and are focusing on broadening the diversification of the portfolio. We believe that considerable market risks remain, including political gridlock, tepid economic growth, the end of the Fed’s bond-buying program, and higher stock price valuations. In this environment, we believe the prudent approach is to maintain broad diversification and follow our proven investment process. Although we are not satisfied with our recent results, we remain disciplined in our investment process, a process that has served our clients well over the past 15 years.

Please see footnotes on page 5.

8	Wells Fargo Advantage Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,067.92	$6.78	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Class B
Actual	$1,000.00	$1,064.35	$10.41	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$10.16	2.00%
Class C
Actual	$1,000.00	$1,063.96	$10.66	2.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.87	$10.41	2.05%
Class R6
Actual	$1,000.00	$1,070.65	$4.44	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Administrator Class
Actual	$1,000.00	$1,069.10	$5.74	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Institutional Class
Actual	$1,000.00	$1,070.36	$4.70	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Investor Class
Actual	$1,000.00	$1,067.86	$6.93	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 95.59%

Consumer Discretionary: 6.52%

Auto Components: 0.55%
Fox Factory Holding Corporation †	69,249	$1,206,318
Gentex Corporation	583,400	17,175,296

		18,381,614

Diversified Consumer Services: 0.90%
Corinthian Colleges Incorporated †**	8,631,800	18,472,052
Strayer Education Incorporated	289,700	11,451,841

		29,923,893

Hotels, Restaurants & Leisure: 2.57%
Denny’s Corporation †	3,054,400	19,395,440
Scientific Games Corporation Class A †	1,095,700	20,029,396
The Wendy’s Company	5,277,900	45,864,951

		85,289,787

Household Durables: 1.88%
Cavco Industries Incorporated †**	733,100	42,937,667
Harman International Industries Incorporated	173,100	14,024,562
KB Home Incorporated	319,800	5,427,006

		62,389,235

Specialty Retail: 0.62%
Stage Stores Incorporated	540,900	11,169,585
Vitamin Shoppe Incorporated †	203,300	9,536,803

		20,706,388

Consumer Staples: 0.74%

Personal Products: 0.74%
Prestige Brands Holdings Incorporated †	790,100	24,674,823

Energy: 25.22%

Energy Equipment & Services: 9.92%
Ensco plc Class A	162,100	9,345,065
Helix Energy Solutions Group Incorporated †	1,294,000	30,616,040
Helmerich & Payne Incorporated	573,000	44,436,150
ION Geophysical Corporation †	6,455,400	29,953,056
Key Energy Services Incorporated †	2,492,800	19,493,696
Newpark Resources Incorporated †**	6,873,900	87,642,225
Oceaneering International Incorporated	337,500	28,984,500
Parker Drilling Company †	3,054,960	21,995,712
PHI Incorporated (non-voting) †	599,800	23,884,036
PHI Incorporated (voting) †	70,700	2,659,734
Vantage Drilling Company †	3,593,000	6,395,540
Willbros Group Incorporated †**	2,488,700	24,289,712

		329,695,466

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Oil, Gas & Consumable Fuels: 15.30%
Clean Energy Fuels Corporation †	202,300	$2,304,197
Comstock Resources Incorporated	83,700	1,432,107
Forest Oil Corporation †	373,600	1,770,864
InterOil Corporation †**	4,931,300	342,478,785
Newfield Exploration Company †	243,300	7,408,485
PetroQuest Energy Incorporated †	121,400	573,008
Range Resources Corporation	1,013,200	76,709,372
Trilogy Energy Corporation	2,583,500	75,796,542

		508,473,360

Financials: 19.19%

Commercial Banks: 4.06%
Ameris Bancorp †	173,600	3,176,880
Bancorp Incorporated †	1,216,900	19,677,273
BBCN Bancorp Incorporated	601,900	8,926,177
CenterState Banks Incorporated	1,118,400	11,027,424
City National Corporation	200,500	14,458,055
First Horizon National Corporation	1,399,000	14,899,350
First Niagara Financial Group Incorporated	2,212,000	24,398,360
IBERIABANK Corporation	311,000	18,171,730
National Bank Holdings Corporation Class A	636,035	13,356,735
Park Sterling Corporation	938,200	6,107,682
Sandy Spring Bancorp Incorporated	25,900	634,291

		134,833,957

Consumer Finance: 0.51%
Cash America International Incorporated	427,300	16,856,985

Insurance: 4.23%
Argo Group International Holdings Limited **	1,853,300	77,801,534
Hilltop Holdings Incorporated †	1,780,900	30,880,806
Mercury General Corporation	332,100	15,462,576
OneBeacon Insurance Group Limited	1,042,500	16,638,300

		140,783,216

REITs: 10.25%
Anworth Mortgage Asset Corporation	1,601,300	7,862,383
Capstead Mortgage Corporation	2,121,400	25,096,162
Chimera Investment Corporation	47,745,400	144,668,562
GEO Group Incorporated	442,400	15,603,448
Hatteras Financial Corporation	613,600	11,167,520
Invesco Mortgage Capital Incorporated	2,681,800	41,433,810
MFA Mortgage Investments Incorporated	4,509,000	33,411,690
Redwood Trust Incorporated	1,878,900	32,918,328
Sun Communities Incorporated	637,800	28,426,746

		340,588,649

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small Cap Value Fund	11

Security name	Shares	Value

Thrifts & Mortgage Finance: 0.14%
Northwest Bancshares Incorporated	334,400	$4,678,256

Health Care: 5.71%

Health Care Equipment & Supplies: 2.43%
Hologic Incorporated †	910,600	20,388,334
OraSure Technologies Incorporated †**	6,872,700	44,810,004
Symmetry Medical Incorporated †	233,600	1,892,160
Thoratec Corporation †	174,900	7,553,931
Varian Medical Systems Incorporated †	84,800	6,154,784

		80,799,213

Health Care Providers & Services: 2.29%
Air Methods Corporation	158,300	6,920,876
Amedisys Incorporated †	950,300	15,470,884
Cross Country Healthcare Incorporated †**	2,403,400	14,276,196
Gentiva Health Services Incorporated †**	2,445,300	27,998,685
Healthways Incorporated †	1,171,600	11,282,508

		75,949,149

Health Care Technology: 0.50%
Allscripts Healthcare Solutions Incorporated †	1,065,100	14,730,333
Medidata Solutions Incorporated †	15,900	1,753,929

		16,484,262

Life Sciences Tools & Services: 0.49%
Nordion Incorporated †	1,454,100	12,025,407
Parexel International Corporation †	96,500	4,411,015

		16,436,422

Industrials: 11.87%

Airlines: 6.58%
Delta Air Lines Incorporated	3,659,800	96,545,524
Latam Airlines Group SP ADR	571,700	9,461,635
United Continental Holdings Incorporated †	2,776,200	94,251,990
US Airways Group Incorporated †	843,000	18,520,710

		218,779,859

Commercial Services & Supplies: 2.70%
ABM Industries Incorporated	1,692,000	46,546,920
ACCO Brands Corporation †	3,875,400	22,671,090
Healthcare Services Group Incorporated	752,900	20,621,931

		89,839,941

Construction & Engineering: 0.79%
Primoris Services Corporation	1,008,584	26,263,527

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Electrical Equipment: 0.76%
GrafTech International Limited †	2,843,300	$25,305,370

Professional Services: 0.52%
Hill International Incorporated †**	2,711,700	9,328,248
Kforce Incorporated	398,200	7,840,558

		17,168,806

Road & Rail: 0.28%
Covenant Transport Incorporated Class A †**	1,412,100	9,221,013

Trading Companies & Distributors: 0.24%
Applied Industrial Technologies Incorporated	164,700	7,791,957

Information Technology: 10.77%

Communications Equipment: 1.52%
Alcatel-Lucent SA ADR †	1,420,600	5,440,898
Brocade Communications Systems Incorporated †	3,540,000	28,390,800
Harmonic Incorporated †	2,293,700	16,766,947

		50,598,645

Computers & Peripherals: 2.06%
Cray Incorporated †**	2,617,000	58,516,120
Quantum Corporation †	7,094,800	8,797,552
Silicon Graphics Internation †	95,200	1,215,704

		68,529,376

Electronic Equipment, Instruments & Components: 5.88%
Checkpoint Systems Incorporated †	1,460,600	24,859,412
Cognex Corporation	1,186,700	37,084,375
Coherent Incorporated	797,000	52,753,430
OSI Systems Incorporated †**	1,107,700	80,684,868

		195,382,085

Internet Software & Services: 0.51%
Gogo Incorporated †	603,200	11,243,648
Monster Worldwide Incorporated †	1,355,000	5,853,600

		17,097,248

Office Electronics: 0.04%
Zebra Technologies Corporation Class A †	26,600	1,285,046

Semiconductors & Semiconductor Equipment: 0.27%
Kulicke & Soffa Industries Incorporated †	684,000	8,823,600

Software: 0.49%
Accelrys Incorporated †	1,738,600	16,255,910

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small Cap Value Fund	13

Security name		Shares	Value

Materials: 14.64%

Chemicals: 0.52%
Calgon Carbon Corporation †		874,000	$17,436,300

Containers & Packaging: 0.44%
Intertape Polymer Group Incorporated		1,009,100	14,592,191

Metals & Mining: 13.22%
Agnico-Eagle Mines Limited		803,500	23,727,355
Carpenter Technology Corporation		766,700	45,488,311
Dominion Diamond Corporation †		466,200	6,275,052
NovaGold Resources Incorporated †		2,717,200	5,896,324
Osisko Mining Corporation †		46,400	227,787
Randgold Resources Limited ADR #		3,172,800	234,469,920
Royal Gold Incorporated		718,100	34,497,524
Sandstorm Gold Limited †		107,900	581,581
Sandstorm Gold Limited - Canadian Exchange Traded Shares †		2,067,500	11,144,056
Sandstorm Gold Limited - Legend Shares †(i)		376,210	2,027,814
Silver Standard Resources Incorporated †		1,969,500	11,068,590
Steel Dynamics Incorporated		2,176,600	39,113,502
United States Steel Corporation		614,100	15,284,949
Webco Industries Incorporated †**(a)(i)		90,150	9,466,652

			439,269,417

Paper & Forest Products: 0.46%
Wausau Paper Corporation		1,309,700	15,323,490

Telecommunication Services: 0.93%

Diversified Telecommunication Services: 0.93%
Cincinnati Bell Incorporated †**		10,761,000	30,776,460

Total Common Stocks (Cost $2,169,895,522)			3,176,684,916

Investment Companies: 1.01%
KBW Regional Banking ETF		132,145	4,935,616
Market Vectors Gold Miners ETF		874,700	21,963,717
Market Vectors Junior Gold Miners ETF		179,592	6,752,659

Total Investment Companies (Cost $42,637,542)			33,651,992

	Expiration date

Warrants: 0.01%

Materials: 0.01%

Metals & Mining: 0.01%
Sandstorm Gold Limited †(i)	10-19-2015	470,263	225,513

Total Warrants (Cost $0)			225,513

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Yield	Shares	Value

Short-Term Investments: 4.00%

Investment Companies: 4.00%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	132,719,047	$132,719,047

Total Short-Term Investments (Cost $132,719,047)			132,719,047

Total investments in securities (Cost $2,345,252,111) *	100.61%	3,343,281,468
Other assets and liabilities, net	(0.61)	(20,118,928)

Total net assets	100.00%	$3,323,162,540

†	Non-income-earning security

**	Represents an affiliate of the Fund under section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,372,052,411 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,212,149,623
Gross unrealized depreciation	(240,920,566)

Net unrealized appreciation	$971,229,057

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2013	Wells Fargo Advantage Small Cap Value Fund	15

Assets
Investments
In unaffiliated securities, at value (see cost below)	$2,331,862,200
In affiliated securities, at value (see cost below)	1,011,419,268

Total investments, at value (see cost below)	3,343,281,468
Foreign currency, at value (see cost below)	1,977,479
Receivable for investments sold	15,046,706
Receivable for Fund shares sold	3,482,769
Receivable for dividends	624,682
Prepaid expenses and other assets	38,070

Total assets	3,364,451,174

Liabilities
Payable for investments purchased	12,016,816
Payable for Fund shares redeemed	25,619,524
Written options, at value	43,000
Advisory fee payable	2,018,546
Distribution fees payable	67,753
Due to other related parties	678,845
Accrued expenses and other liabilities	844,150

Total liabilities	41,288,634

Total net assets	$3,323,162,540

NET ASSETS CONSIST OF
Paid-in capital	$2,045,358,253
Undistributed net investment income	14,745,936
Accumulated net realized gains on investments	265,058,421
Net unrealized gains on investments	997,999,930

Total net assets	$3,323,162,540

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$482,677,070
Shares outstanding – Class A	13,287,291
Net asset value per share – Class A	$36.33
Maximum offering price per share – Class A2	$38.55
Net assets – Class B	$647,245
Shares outstanding – Class B	19,764
Net asset value per share – Class B	$32.75
Net assets – Class C	$105,491,162
Shares outstanding – Class C	3,218,834
Net asset value per share – Class C	$32.77
Net assets – Class R6	$27,551
Share outstanding – Class R6	742
Net asset value per share – Class R6	$37.13
Net assets – Administrator Class	$666,811,764
Shares outstanding – Administrator Class	18,030,357
Net asset value per share – Administrator Class	$36.98
Net assets – Institutional Class	$1,081,869,125
Shares outstanding – Institutional Class	29,142,209
Net asset value per share – Institutional Class	$37.12
Net assets – Investor Class	$985,638,623
Shares outstanding – Investor Class	26,651,046
Net asset value per share – Investor Class	$36.98

Investments in unaffiliated securities, at cost	$1,594,903,736

Investments in affiliated securities, at cost	$750,348,375

Total investments, at cost	$2,345,252,111

Foreign currency, at cost	$2,002,446

Premiums received on written options	$38,399

1.	The Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small Cap Value Fund	Statement of operations—year ended October 31, 2013

Investment income
Dividends*	$67,982,819
Income from affiliated securities	3,812,912

Total investment income	71,795,731

Expenses
Advisory fee	26,823,566
Administration fees
Fund level	1,799,898
Class A	1,449,443
Class B	2,397
Class C	271,898
Class R6	2 [1]
Administrator Class	606,022
Institutional Class	937,650
Investor Class	3,707,921
Shareholder servicing fees
Class A	1,393,695
Class B	2,104
Class C	261,440
Administrator Class	1,497,186
Investor Class	2,871,661
Distribution fees
Class B	6,914
Class C	784,320
Custody and accounting fees	227,191
Professional fees	37,325
Registration fees	103,759
Shareholder report expenses	547,453
Trustees’ fees and expenses	14,345
Other fees and expenses	67,784

Total expenses	43,413,974
Less: Fee waivers and/or expense reimbursements	(1,380,912)

Net expenses	42,033,062

Net investment income	29,762,669

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	328,081,031
Affiliated securities	(27,396,533)
Written options	29,855

Net realized gains on investments	300,714,353

Net change in unrealized gains (losses) on:
Unaffiliated securities	14,376,170
Affiliated securities	181,980,094
Written options	(459,160)

Net change in unrealized gains (losses) on investments	195,897,104

Net realized and unrealized gains (losses) on investments	496,611,457

Net increase in net assets resulting from operations	$526,374,126

* Net of foreign dividend withholding taxes in the amount of	$379,540

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Small Cap Value Fund	17

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$29,762,669		$26,142,518
Net realized gains on investments		300,714,353		139,148,632
Net change in unrealized gains (losses) on investments		195,897,104		252,824,374

Net increase in net assets resulting from operations		526,374,126		418,115,524

Distributions to shareholders from
Net investment income
Class A		(4,536,414)		(2,385,351)
Class C		(171,443)		0
Administrator Class		(5,359,165)		(3,013,023)
Institutional Class		(13,128,793)		(9,038,092)
Investor Class		(8,580,979)		(4,239,216)
Net realized gains
Class A		(21,797,929)		(3,005,579)
Class B		(46,937)		(16,445)
Class C		(4,121,715)		(554,099)
Administrator Class		(19,576,380)		(2,132,516)
Institutional Class		(41,054,563)		(5,234,087)
Investor Class		(44,728,095)		(7,077,075)

Total distributions to shareholders		(163,102,413)		(36,695,483)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,268,017	76,033,585	3,271,507	102,734,371
Class B	1,437	44,640	1,749	50,221
Class C	346,085	10,500,684	373,475	10,626,384
Class R6	742 [1]	25,000 [1]	NA	NA
Administrator Class	5,954,868	204,390,566	8,699,513	283,757,915
Institutional Class	6,194,930	215,795,560	7,555,736	241,434,555
Investor Class	3,866,218	131,620,775	4,765,054	152,159,048

		638,410,810		790,762,494

Reinvestment of distributions
Class A	761,279	23,762,380	169,315	4,974,950
Class B	1,521	42,714	538	14,784
Class C	133,666	3,766,646	17,425	480,227
Administrator Class	117,215	3,725,339	36,716	1,086,412
Institutional Class	1,663,325	53,039,903	468,480	13,849,753
Investor Class	1,659,987	52,731,227	373,334	11,203,611

		137,068,209		31,609,737

Payment for shares redeemed
Class A	(8,105,798)	(275,974,386)	(5,262,977)	(164,249,938)
Class B	(27,240)	(830,263)	(104,525)	(2,945,559)
Class C	(703,964)	(21,547,819)	(663,883)	(18,779,465)
Administrator Class	(4,295,088)	(149,146,809)	(5,441,330)	(173,762,351)
Institutional Class	(12,794,773)	(450,400,513)	(9,499,751)	(300,294,182)
Investor Class	(17,241,492)	(595,206,493)	(14,990,335)	(479,580,135)

		(1,493,106,283)		(1,139,611,630)

Net decrease in net assets resulting from capital share transactions		(717,627,264)		(317,239,399)

Total increase (decrease) in net assets		(354,355,551)		64,180,642

Net assets
Beginning of period		3,677,518,091		3,613,337,449

End of period		$3,323,162,540		$3,677,518,091

Undistributed net investment income		$14,745,936		$24,243,985

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$32.87	$29.56	$29.71	$23.32	$18.22
Net investment income	0.23	0.19	0.16	0.22 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	4.68	3.39	(0.11)	6.29	4.95

Total from investment operations	4.91	3.58	0.05	6.51	5.10
Distributions to shareholders from
Net investment income	(0.24)	(0.12)	(0.20)	(0.12)	0.00
Net realized gains	(1.21)	(0.15)	0.00	0.00	0.00

Total distributions to shareholders	(1.45)	(0.27)	(0.20)	(0.12)	0.00
Net asset value, end of period	$36.33	$32.87	$29.56	$29.71	$23.32
Total return[2]	15.67%	12.22%	0.11%	28.01%	27.99%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.34%	1.32%	1.38%	1.44%
Net expenses	1.30%	1.30%	1.30%	1.37%	1.44%
Net investment income	0.72%	0.61%	0.50%	0.79%	0.79%
Supplemental data
Portfolio turnover rate	18%	16%	17%	21%	27%
Net assets, end of period (000s omitted)	$482,677	$603,622	$596,741	$645,371	$438,744

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS B	2013	2012	2011	2010		2009
Net asset value, beginning of period	$29.74	$26.85	$27.02	$21.28		$16.75
Net investment income (loss)	0.01 [1]	(0.03)[1]	(0.16)[1]	0.00	[1],[2]	0.01 [1]
Net realized and unrealized gains (losses) on investments	4.21	3.07	(0.01)	5.74		4.52

Total from investment operations	4.22	3.04	(0.17)	5.74		4.53
Distributions to shareholders from
Net realized gains	(1.21)	(0.15)	0.00	0.00		0.00
Net asset value, end of period	$32.75	$29.74	$26.85	$27.02		$21.28
Total return[3]	14.86%	11.37%	(0.63)%	26.97%		27.04%
Ratios to average net assets (annualized)
Gross expenses	2.06%	2.08%	2.06%	2.13%		2.19%
Net expenses	2.03%	2.05%	2.04%	2.13%		2.19%
Net investment income (loss)	0.02%	(0.12)%	(0.57)%	0.00%		0.03%
Supplemental data
Portfolio turnover rate	18%	16%	17%	21%		27%
Net assets, end of period (000s omitted)	$647	$1,310	$3,928	$36,436		$46,175

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$29.82	$26.92	$27.11	$21.34	$16.80
Net investment income (loss)	(0.02)[1]	(0.04)[1]	(0.07)[1]	0.01 [1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	4.23	3.09	(0.10)	5.76	4.53

Total from investment operations	4.21	3.05	(0.17)	5.77	4.54
Distributions to shareholders from
Net investment income	(0.05)	0.00	(0.02)	0.00	0.00
Net realized gains	(1.21)	(0.15)	0.00	0.00	0.00

Total distributions to shareholders	(1.26)	(0.15)	(0.02)	0.00	0.00
Net asset value, end of period	$32.77	$29.82	$26.92	$27.11	$21.34
Total return[2]	14.80%	11.38%	(0.62)%	27.04%	27.02%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.09%	2.07%	2.13%	2.19%
Net expenses	2.05%	2.05%	2.05%	2.12%	2.19%
Net investment income (loss)	(0.06)%	(0.14)%	(0.24)%	0.04%	0.03%
Supplemental data
Portfolio turnover rate	18%	16%	17%	21%	27%
Net assets, end of period (000s omitted)	$105,491	$102,663	$100,032	$97,675	$70,558

1.	Calculated based upon average shares outstanding
2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	21

(For a share outstanding throughout the period)

CLASS R6	Year ended October 31, 2013[1]
Net asset value, beginning of period	$33.69
Net investment income	0.07 [2]
Net realized and unrealized gains (losses) on investments	3.37

Total from investment operations	3.44
Net asset value, end of period	$37.13
Total return[3]	10.21%
Ratios to average net assets (annualized)
Gross expenses	0.85%
Net expenses	0.85%
Net investment income	0.60%
Supplemental data
Portfolio turnover rate	18%
Net assets, end of period (000s omitted)	$28

1.	For the period from June 28, 2013 (commencement of class operations) to October 31, 2013

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each the period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$33.45	$30.12	$30.32	$28.12
Net investment income	0.31	0.25 [2]	0.29 [2]	0.05 [2]
Net realized and unrealized gains (losses) on investments	4.75	3.44	(0.17)	2.15

Total from investment operations	5.06	3.69	0.12	2.20
Distributions to shareholders from
Net investment income	(0.32)	(0.21)	(0.32)	0.00
Net realized gains	(1.21)	(0.15)	0.00	0.00

Total distributions to shareholders	(1.53)	(0.36)	(0.32)	0.00
Net asset value, end of period	$36.98	$33.45	$30.12	$30.32
Total return[3]	15.92%	12.42%	0.32%	7.82%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.15%	1.28%
Net expenses	1.10%	1.10%	1.10%	1.10%
Net investment income	0.87%	0.80%	0.91%	0.79%
Supplemental data
Portfolio turnover rate	18%	16%	17%	21%
Net assets, end of period (000s omitted)	$666,812	$543,683	$390,266	$8,841

1.	For the period from July 30, 2010 (commencement of class operations) to October 31, 2010

2.	Calculated based upon average shares outstanding

3.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small Cap Value Fund	23

(For a share outstanding throughout each the period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$33.56	$30.21	$30.33	$23.80	$18.50
Net investment income	0.38 [1]	0.34	0.31	0.34 [1]	0.25 [1]
Net realized and unrealized gains (losses) on investments	4.76	3.42	(0.12)	6.42	5.05

Total from investment operations	5.14	3.76	0.19	6.76	5.30
Distributions to shareholders from
Net investment income	(0.37)	(0.26)	(0.31)	(0.23)	0.00
Net realized gains	(1.21)	(0.15)	0.00	0.00	0.00

Total distributions to shareholders	(1.58)	(0.41)	(0.31)	(0.23)	0.00
Net asset value, end of period	$37.12	$33.56	$30.21	$30.33	$23.80
Total return	16.15%	12.68%	0.52%	28.53%	28.65%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.91%	0.89%	0.94%	1.00%
Net expenses	0.90%	0.90%	0.89%	0.93%	0.95%
Net investment income	1.08%	1.01%	0.97%	1.23%	1.24%
Supplemental data
Portfolio turnover rate	18%	16%	17%	21%	27%
Net assets, end of period (000s omitted)	$1,081,869	$1,143,730	$1,073,943	$1,279,201	$843,753

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$33.43	$30.04	$30.18	$23.70	$18.50
Net investment income	0.23 [1]	0.19 [1]	0.14 [1]	0.22 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	4.75	3.44	(0.10)	6.39	5.03

Total from investment operations	4.98	3.63	0.04	6.61	5.20
Distributions to shareholders from
Net investment income	(0.22)	(0.09)	(0.18)	(0.13)	0.00
Net realized gains	(1.21)	(0.15)	0.00	0.00	0.00

Total distributions to shareholders	(1.43)	(0.24)	(0.18)	(0.13)	0.00
Net asset value, end of period	$36.98	$33.43	$30.04	$30.18	$23.70
Total return	15.64%	12.18%	0.09%	27.99%	28.11%
Ratios to average net assets (annualized)
Gross expenses	1.39%	1.40%	1.39%	1.47%	1.55%
Net expenses	1.33%	1.33%	1.33%	1.35%	1.36%
Net investment income	0.68%	0.58%	0.45%	0.80%	0.88%
Supplemental data
Portfolio turnover rate	18%	16%	17%	21%	27%
Net assets, end of period (000s omitted)	$985,639	$1,282,510	$1,448,429	$1,968,601	$1,523,637

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic or market exchange are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

26	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	27

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to dividends from certain securities. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid in capital	Undistributed net investment income	Accumulated net realized gains on investments
$33,196	$(7,483,924)	$7,450,728

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$3,167,218,264	$9,466,652	$0	$3,176,684,916
Investment companies	33,651,992	0	0	33,651,992
Warrants	0	225,513	0	225,513

Short-term investments
Investment companies	132,719,047	0	0	132,719,047
	$3,333,589,303	$9,692,165	$0	$3,343,281,468

28	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

As of October 31, 2013, the inputs used in valuing the Fund’s other financial instruments were as follows:

Other financial instruments	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Written options	$0	$(43,000)	$0	$(43,000)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, and Class C	0.26%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses as follows:

	Expense ratio cap	Expiration date
Class A	1.30%	February 28, 2014
Class B	2.05%	February 28, 2014
Class C	2.05%	February 28, 2014
Class R6	0.85%	February 28, 2015
Administrator Class	1.10%	February 28, 2014
Institutional Class	0.90%	February 28, 2014
Investor Class	1.33%	February 28, 2014

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	29

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $24,208 from the sale of Class A shares and $2,320 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $606,427,721 and $1,196,174,801, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased		Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
ACCO Brands Corporation	1,571,900	3,159,800		856,300	3,875,400	$22,671,090	$0	$(847,303)
Argo Group International Holdings Limited	2,115,700	217,850	*	480,250	1,853,300	77,801,534	1,222,133	234,584
Cavco Industries Incorporated	539,500	197,600		4,000	733,100	42,937,667	0	14,595
Cincinnati Bell Incorporated	9,419,300	3,563,900		2,222,200	10,761,000	30,776,460	0	(1,956,806)
Corinthian Colleges Incorporated	5,019,300	3,622,500		10,000	8,631,800	18,472,052	0	(1,094)
Covenant Transport Incorporated Class A	1,412,300	8,900		9,100	1,412,100	9,221,013	0	(111,915)
Cray Incorporated	3,468,455	41,500		892,955	2,617,000	58,516,120	0	10,794,573
Crexus Investment Corporation	4,085,800	0		4,085,800	0	0	2,099,456	5,870,820
Cross Country Healthcare Incorporated	2,581,900	4,900		183,400	2,403,400	14,276,196	0	(2,413,215)
dELiA*s Incorporated	1,916,100	16,100		1,932,200	0	0	0	(440,451)
Gentiva Health Services Incorporated	2,421,800	150,600		127,100	2,445,300	27,998,685	0	(1,240,944)
Hill International Incorporated	2,775,200	71,500		135,000	2,711,700	9,328,248	0	(176,586)
Intermec Incorporated	3,718,000	0		3,718,000	0	0	0	(26,253,336)
InterOil Corporation	4,627,800	472,300		168,800	4,931,300	342,478,785	0	4,519,259
Intertape Polymer Group Incorporated	1,243,315	0		234,215	1,009,100	14,592,191	83,961	2,132,357
MRV Communications Incorporated	3,470,950	0		3,470,950	0	0	158,904	(2,224,370)
Newpark Resources Incorporated	7,309,456	9,400		444,956	6,873,900	87,642,225	0	1,700,085
OraSure Technologies Incorporated	6,780,100	874,000		781,400	6,872,700	44,810,004	0	(2,838,697)
OSI Systems Incorporated	614,140	557,060		63,500	1,107,700	80,684,868	0	279,647
PHI Incorporated (voting)	147,530	1,900		78,730	70,700	2,659,734	0	858,883
Skyline Corporation	874,400	147,700		1,022,100	0	0	0	(15,265,170)
Webco Industries Incorporated	89,900	250		0	90,150	9,466,652	0	0
Willbros Group Incorporated	2,070,000	450,700		32,000	2,488,700	24,289,712	0	(31,449)
						$918,623,236	$3,564,454	$(27,396,533)

*	Inclusive of stock dividend for 204,250 shares received on May 30, 2013.

30	Wells Fargo Advantage Small Cap Value Fund	Notes to financial statements

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund entered into written options for economic hedging purposes.

During the year ended October 31, 2013, the Fund had written option activities as follows:

	Call options		Put options
	Number of contracts	Premiums received	Number of contracts	Premiums received
Options outstanding at October 31, 2012	2,100	$735,209	0	$0
Options written	21,940	5,436,352	200	38,599
Options expired	(3,725)	(473,991)	0	0
Options terminated in closing purchase transactions	(19,873)	(5,619,713)	(200)	(38,599)
Options exercised	(242)	(39,458)	0	0
Options outstanding at October 31, 2013	200	$38,399	0	$0

Open call options written at October 31, 2013 were as follow for the Fund:

Expiration date		Number of contracts	Strike price	Value
11-16-2013	Randgold Resources Limited	200	$75	$(43,000)

The Fund had an average of 2,044 written option contracts during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $7,665 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended October 31, 2013 and October 31, 2012 were as follows:

	Year ended October 31
	2013	2012
Ordinary income	$34,850,889	$18,675,682
Long-term capital gain	128,284,720	18,019,801

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$14,795,844	$291,808,813	$971,199,630

10. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Notes to financial statements	Wells Fargo Advantage Small Cap Value Fund	31

11. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

13. SUBSEQUENT DISTRIBUTIONS

On December 9, 2013 the Fund declared distributions from long-term capital gains to shareholders of record on December 6, 2013. The per share amounts payable on December 10, 2013 were as follows:

Long-term capital gains
Class A	$3.36973
Class B	3.36973
Class C	3.36973
Class R6	3.36973
Administrator Class	3.36973
Institutional Class	3.36973
Investor Class	3.36973

On December 16, 2013, the Fund declared distributions from net investment income to shareholders of record on December 13, 2013. The per share amounts payable on December 17, 2013 were as follows:

Net investment income
Class A	$0.10732
Class B	0.00000
Class C	0.00000
Class R6	0.26033
Administrator Class	0.19140
Institutional Class	0.23854
Investor Class	0.08083

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

32	Wells Fargo Advantage Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small Cap Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	33

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 57.42% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2013.

Pursuant to Section 852 of the Internal Revenue Code, $128,284,720 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2013.

Pursuant to Section 854 of the Internal Revenue code, 24,931,661 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

For the fiscal year ended October 31, 2013 $3,040,899 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	Wells Fargo Advantage Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Small Cap Value Fund	35

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

36	Wells Fargo Advantage Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220811 12-13 A244/AR244 10-13

Wells Fargo Advantage

Small/Mid Cap Value Fund

Annual Report

October 31, 2013

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The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Small/Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Small/Mid Cap Value Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 but were soon followed by concerns about a shutdown of the U.S. government. Nonetheless, increased confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter.

The most significant negative effect was the ongoing conflict in Washington, D.C. over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous impasse over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus the federal government underwent a partial shutdown from September 30, 2013 through October 16, 2013.

Letter to shareholders (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	3

The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014, which also raised the prospect of another impasse in the near future.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Economically sensitive sectors such as industrials and consumer discretionary outperformed. Signs of an improvement in the housing market also aided the returns of financials stocks. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks generally outperformed mid-cap stocks, but there was no clear pattern in performance between value and growth stocks. While small-cap growth stocks outperformed their value counterparts, mid-cap growth and value stocks generally delivered approximately equal returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

4	Wells Fargo Advantage Small/Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Erik C. Astheimer

I. Charles Rinaldi

Michael Schneider, CFA

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFVAX)	7-31-2007	3.15	14.14	6.98	9.47	15.51	7.62	1.42	1.41
Class C (WFCVX)	7-31-2007	7.65	14.66	6.94	8.65	14.66	6.94	2.17	2.16
Administrator Class (WWMDX)	4-8-2005	–	–	–	9.75	15.78	7.88	1.26	1.16
Institutional Class (WWMSX)	8-31-2006	–	–	–	9.94	16.03	8.03	0.99	0.96
Investor Class (SMMVX)	3-28-2002	–	–	–	9.44	15.42	7.56	1.48	1.47
Russell 2500TM Value Index[4]	–	–	–	–	33.35	17.27	9.66	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Historical performance shown for Class A and Administrator Class shares prior to their inception reflects the performance of Investor Class shares, and includes the higher expenses applicable to Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.40% for Class A, 2.15% for Class C, 1.15% for Administrator Class, 0.95% for Institutional Class, and 1.46% for Investor Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Small/Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2500 Value Index, for the 12-month period that ended October 31, 2013.

■	The Fund’s overweight in metals and mining companies (which comprised approximately 14% of the portfolio) was the primary detractor as the Fund’s mining stocks declined sharply during the period in stark contrast to a surging equity market.

■	Strong stock selection in information technology (IT) and consumer discretionary provided some offset to weakness from mining stocks.

Our position in mining stocks caused the Fund to lag a strong stock market.

The equity market rose sharply during the period, fueled by the Federal Reserve’s (Fed’s) bond-buying program, which helped spark a housing recovery and improved corporate profits. Given the lack of superior investment alternatives, investors rotated into U.S. stocks and pushed prices toward all-time highs.

Ten largest equity holdings[6] (%) as of October 31, 2013
InterOil Corporation	7.20
Randgold Resources Limited ADR	4.03
Chimera Investment Corporation	4.00
Trilogy Energy Corporation	2.32
Century Casinos Incorporated	2.18
UMH Properties Incorporated	2.10
Sandvine Corporation	1.99
Pacific Premier Bancorp Incorporated	1.74
News Corporation Class A	1.66
Cavco Industries Incorporated	1.57

The Fund’s approximately 14% investment in mining equities—with an emphasis on gold miners—was a significant detractor for the period. After appreciating for 12 consecutive years, gold slumped badly and declined 23% during the reporting period. Gold-mining stocks turned in an even worse performance, declining almost 50% as measured by the Philadelphia Stock Exchange Gold and Silver Index, an index of 16 gold- and silver-mining companies. While it is frustrating to sit through this correction, we don’t believe the long-term fundamentals for gold have changed. Gold’s appreciation in recent years has been closely correlated with a sharp rise in investment demand, which we believe will continue as massive monetary easing by global central banks should eventually make fiat (or paper) currency less appealing. We believe that gold, the historical hard currency, remains the most logical investment alternative. Moreover, as a result of gold’s recent decline, gold-mining companies are cutting budgets and controlling costs to adjust to the current environment, which should translate into lower industry output.

While we are positive on gold, our approach has always been company-specific and expressed through investment in mining stocks rather than the actual metal. The rationale for investing in miners is our belief that in a rising market, stocks should provide greater upside through production growth and new discoveries, cost efficiencies, and potential mergers and acquisitions; such factors do not come into play if one simply owns the metal. The Fund has had investments in gold miners going back more than a decade and the group has historically been a key driver of performance.

We maintained our emphasis on bottom-up stock selection.

Consistent with a stock-picking approach, the largest mining position was in Randgold Resources Limited ADR, at more than 4% of the portfolio during the period. The company has maintained more cash than debt on its balance sheet, and we believe that Randgold is well positioned to deliver profitable production growth and strong cash flow in the next several years. In our view, the company’s management is the best in the industry. We believe that Randgold Resources should be able to thrive, even in the current market environment.

Top holding InterOil Corporation rose a modest 8% during the period, contributing to relative underperformance from the Fund’s energy holdings. The energy exploration and production company is a special situation investment unrelated to the North America market. InterOil owns licenses in Papua New Guinea, covering 3.9 million acres, and has drilled several wells with reportedly promising results. As a result of the exploration success, the company is in advanced negotiations to monetize the resources. Reaching a partnership agreement with a major oil company should be a key catalyst for the stock, which in our opinion is heavily undervalued.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	7

Sector distribution[7] as of October 31, 2013

The Fund’s holdings in the IT and consumer discretionary sectors performed well. Cray Incorporated, a maker of supercomputers, rose 84% during the period. The company has successfully expanded into new markets in oil and gas, avionics, and financial services with its storage and data analytics capabilities. Merger and acquisition activity also helped as portfolio holdings Power-One Incorporated and Official Payments Holdings Incorporated were taken out at favorable prices during the period. In consumer discretionary, shares of casino operator Century Casinos Incorporated almost doubled. The company announced a deal to acquire another 33% of Casinos Poland, which operates casinos in Poland. Century Casinos already owned 33% of the venture. After acquiring the majority two-thirds ownership of Casinos Poland, Century Casinos was able to consolidate the venture into its financials, providing a big boost. The company has more cash than debt on its balance sheet and remains one of the cheapest stocks in its peer group.

We continue to follow our investment process, which has served us well over time.

While we are disappointed that the Fund’s performance lagged the broad market and our benchmark during the period, we are sticking to our conviction and focusing on broadening the diversification of the portfolio. We believe that considerable market risks remain, including political gridlock, tepid economic growth, the end of the Fed’s bond-buying program, and higher stock price valuations. In this environment, we believe the prudent approach is to maintain broad diversification and follow our proven investment process. Although we are not satisfied with our recent results, we remain disciplined in our investment process.

Please see footnotes on page 5.

8	Wells Fargo Advantage Small/Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,080.78	$7.34	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Class C
Actual	$1,000.00	$1,076.30	$11.25	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%
Administrator Class
Actual	$1,000.00	$1,081.88	$6.03	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Institutional Class
Actual	$1,000.00	$1,082.13	$4.99	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Investor Class
Actual	$1,000.00	$1,079.83	$7.65	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small/Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 90.29%

Consumer Discretionary: 10.67%

Auto Components: 0.52%
Fox Factory Holding Corporation †	3,669	$63,914
Gentex Corporation	24,200	712,448

		776,362

Diversified Consumer Services: 0.42%
Cambium Learning Group Incorporated †	431,200	629,552

Hotels, Restaurants & Leisure: 2.82%
Century Casinos Incorporated †	554,100	3,235,944
Empire Resorts Incorporated †	153,500	942,490

		4,178,434

Household Durables: 2.37%
Cavco Industries Incorporated †	39,800	2,331,086
Skyline Corporation †	273,200	1,193,884

		3,524,970

Internet & Catalog Retail: 0.12%
dELiA*s Incorporated †	129,000	178,020

Leisure Equipment & Products: 0.24%
Black Diamond Incorporated †	23,700	353,367

Media: 3.94%
Cinemark Holdings Incorporated	26,000	853,060
Entravision Communications Corporation Class A	188,400	1,269,816
Interpublic Group of Companies Incorporated	53,300	895,440
News Corporation Class A †	140,200	2,467,520
World Wrestling Entertainment Incorporated	27,600	357,420

		5,843,256

Specialty Retail: 0.24%
Stage Stores Incorporated	17,200	355,180

Consumer Staples: 0.34%

Household Products: 0.34%
WD-40 Company	6,900	500,181

Energy: 20.30%

Energy Equipment & Services: 6.53%
Cal Dive International Incorporated †	715,900	1,410,323
Helix Energy Solutions Group Incorporated †	65,950	1,560,377
Helmerich & Payne Incorporated	9,700	752,235
Key Energy Services Incorporated †	123,400	964,988
Newpark Resources Incorporated †	150,500	1,918,875
Parker Drilling Company †	124,400	895,680

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Energy Equipment & Services (continued)
Willbros Group Incorporated †	223,900	$2,185,264

		9,687,742

Oil, Gas & Consumable Fuels: 13.77%
Bellatrix Exploration Limited †	40,000	299,621
Canadian Natural Resources Limited	52,400	1,663,700
Clean Energy Fuels Corporation †	2,600	29,614
Gulfport Energy Corporation †	5,900	346,271
InterOil Corporation †	153,800	10,681,410
James River Coal Company †	61,600	118,272
Penn West Petroleum Limited	52,135	583,391
PostRock Energy Corporation †	387,300	565,458
Range Resources Corporation	24,300	1,839,753
Triangle Petroleum Corporation †	82,600	873,082
Trilogy Energy Corporation	117,400	3,444,364

		20,444,936

Financials: 21.18%

Capital Markets: 0.50%
Safeguard Scientifics Incorporated †	42,200	736,390

Commercial Banks: 5.52%
1st United Bancorp Incorporated	93,800	716,632
American River Bankshares †	78,700	683,116
Bancorp Incorporated †	32,300	522,291
BBCN Bancorp Incorporated	38,306	568,078
First Niagara Financial Group Incorporated	79,600	877,988
IBERIABANK Corporation	6,798	397,207
Midsouth Bancorp Incorporated	33,700	511,566
Pacific Premier Bancorp Incorporated †	185,800	2,584,478
Sierra Bancorp	70,600	1,336,458

		8,197,814

Consumer Finance: 0.47%
Cash America International Incorporated	17,700	698,265

Insurance: 3.75%
Argo Group International Holdings Limited	46,500	1,952,070
First Acceptance Corporation †	545,300	927,010
Health Insurance Innovations Incorporated Class A †	64,500	783,030
Hilltop Holdings Incorporated †	78,400	1,359,456
Mercury General Corporation	11,700	544,752

		5,566,318

REITs: 10.78%
Capstead Mortgage Corporation	74,100	876,603
Chimera Investment Corporation	1,958,500	5,934,255
GEO Group Incorporated	16,500	581,955
Hatteras Financial Corporation	36,200	658,840

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small/Mid Cap Value Fund	11

Security name	Shares	Value

REITs (continued)
MFA Mortgage Investments Incorporated	141,500	$1,048,515
Origen Financial Incorporated	559,990	677,588
Redwood Trust Incorporated	71,100	1,245,672
Sun Communities Incorporated	41,700	1,858,569
UMH Properties Incorporated	310,264	3,121,256

		16,003,253

Thrifts & Mortgage Finance: 0.16%
Northwest Bancshares Incorporated	17,000	237,830

Health Care: 5.54%

Biotechnology: 0.86%
Discovery Laboratories Incorporated †	621,100	1,279,466

Health Care Equipment & Supplies: 2.42%
Allied Healthcare Products Incorporated †	322,200	770,058
EnteroMedics Incorporated †	697,900	865,396
OraSure Technologies Incorporated †	219,490	1,431,075
Stryker Corporation	7,090	523,667

		3,590,196

Health Care Providers & Services: 0.39%
Cross Country Healthcare Incorporated †	98,100	582,714

Health Care Technology: 1.87%
Allscripts Healthcare Solutions Incorporated †	27,700	383,091
Computer Programs & Systems Incorporated	19,300	1,100,872
Merge Healthcare Incorporated †	354,800	901,192
Omnicell Incorporated †	16,700	385,269

		2,770,424

Industrials: 11.66%

Aerospace & Defense: 1.07%
Orbital Sciences Corporation †	68,700	1,584,909

Airlines: 2.10%
JetBlue Airways Corporation †	242,900	1,722,161
LATAM Airlines Group SP ADR	36,000	595,800
US Airways Group Incorporated †	36,100	793,117

		3,111,078

Building Products: 1.01%
Patrick Industries Incorporated †	47,700	1,492,056

Commercial Services & Supplies: 3.09%
ABM Industries Incorporated	44,400	1,221,444
ACCO Brands Corporation †	317,200	1,855,620
Cintas Corporation	9,900	532,323
Healthcare Services Group Incorporated	35,800	980,562

		4,589,949

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Construction & Engineering: 1.23%
Integrated Electrical Services Incorporated †	276,000	$1,286,160
Primoris Services Corporation	20,672	538,299

		1,824,459

Electrical Equipment: 0.73%
GrafTech International Limited †	122,200	1,087,580

Machinery: 1.44%
Actuant Corporation Class A	15,700	589,692
Kennametal Incorporated	21,200	975,200
Xylem Incorporated	16,800	579,600

		2,144,492

Professional Services: 0.99%
Hill International Incorporated †	427,400	1,470,256

Information Technology: 6.90%

Communications Equipment: 2.60%
Brocade Communications Systems Incorporated †	113,400	909,468
Sandvine Corporation †	1,162,700	2,955,583

		3,865,051

Computers & Peripherals: 1.19%
Cray Incorporated †	79,100	1,768,676

Electronic Equipment, Instruments & Components: 0.56%
GSI Group Incorporated †	84,000	838,320

Internet Software & Services: 0.39%
Gogo Incorporated †	30,800	574,112

IT Services: 0.76%
Western Union Company	66,100	1,125,022

Semiconductors & Semiconductor Equipment: 0.48%
FormFactor Incorporated †	136,400	712,008

Software: 0.92%
Accelrys Incorporated †	67,560	631,686
Informatica Corporation †	19,000	733,400

		1,365,086

Materials: 12.61%

Containers & Packaging: 0.28%
Intertape Polymer Group Incorporated	28,500	412,127

Metals & Mining: 12.33%
Agnico-Eagle Mines Limited	21,300	628,989
Endeavour Mining Corporation †	834,400	496,167

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Small/Mid Cap Value Fund	13

Security name		Shares	Value

Metals & Mining (continued)
Goldcorp Incorporated-U.S. Exchange		25,600	$651,008
Goldgroup Mining Incorporated †		553,600	53,095
Goldgroup Mining Incorporated – Legend Shares †		1,041,000	99,842
Lucara Diamond Corporation †		1,141,000	1,378,670
McEwen Mining Incorporated †		596,500	1,276,510
Newmont Mining Corporation		31,700	864,142
NovaGold Resources Incorporated †		164,800	357,616
Randgold Resources Limited ADR		80,900	5,978,510
Rockwell Diamonds Incorporated †(a)		442,400	132,720
Rockwell Diamonds Incorporated – Canadian Exchange Traded Shares †		193,750	56,677
Rockwell Diamonds Incorporated – Legend Shares †(i)		1,172,000	342,838
Royal Gold Incorporated		31,400	1,508,456
Sandstorm Gold Limited †		11,600	62,524
Sandstorm Gold Limited – Canadian Exchange Traded Shares †		183,243	987,700
Sandstorm Gold Limited – Legend Shares †(i)		331,400	1,786,283
Sandstorm Metals & Energy Limited †		298,653	401,011
Silver Standard Resources Incorporated †		93,968	528,100
United States Steel Corporation		28,700	714,343

			18,305,201

Telecommunication Services: 1.09%

Diversified Telecommunication Services: 1.09%
Cincinnati Bell Incorporated †		562,900	1,609,894

Total Common Stocks (Cost $88,995,155)			134,014,946

Investment Companies: 0.64%
Market Vectors Junior Gold Miners ETF		25,092	943,459

Total Investment Companies (Cost $2,034,699)			943,459

	Expiration date

Warrants: 0.55%

Health Care: 0.25%

Health Care Equipment & Supplies: 0.25%
EnteroMedics Incorporated †(a)(i)	2-27-2018	48,280	23,831
EnteroMedics Incorporated †(a)(i)	9-28-2016	13,680	16,787
EnteroMedics Incorporated †(a)(i)	5-14-2016	270,908	330,083

			370,701

Materials: 0.30%

Metals & Mining: 0.30%
Sandstorm Gold Limited †(i)	4-23-2014	904,067	442,214

Total Warrants (Cost $15,993)			812,915

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Small/Mid Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Yield	Shares	Value

Short-Term Investments: 8.95%

Investment Companies: 8.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.08%	13,292,009	$13,292,009

Total Short-Term Investments (Cost $13,292,009)			13,292,009

Total investments in securities
(Cost $104,337,856) *	100.43%	149,063,329
Other assets and liabilities, net	(0.43)	(634,507)

Total net assets	100.00%	$148,428,822

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

*	Cost for federal income tax purposes is $110,419,461 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$54,386,540
Gross unrealized depreciation	(15,742,672)

Net unrealized appreciation	$38,643,868

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2013	Wells Fargo Advantage Small/Mid Cap Value Fund	15

Assets
Investments
In unaffiliated securities, at value (see cost below)	$135,771,320
In affiliated securities, at value (see cost below)	13,292,009

Total investments, at value (see cost below)	149,063,329
Foreign currency, at value (see cost below)	230
Receivable for investments sold	422,722
Receivable for Fund shares sold	81,610
Receivable for dividends	24,959
Prepaid expenses and other assets	32,664

Total assets	149,625,514

Liabilities
Payable for investments purchased	825,698
Payable for Fund shares redeemed	177,651
Advisory fee payable	85,166
Distribution fees payable	5,920
Due to other related parties	32,956
Accrued expenses and other liabilities	69,301

Total liabilities	1,196,692

Total net assets	$148,428,822

NET ASSETS CONSIST OF
Paid-in capital	$101,777,904
Undistributed net investment income	41,791
Accumulated net realized gains on investments	1,884,727
Net unrealized gains on investments	44,724,400

Total net assets	$148,428,822

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$19,659,124
Shares outstanding – Class A	1,113,373
Net asset value per share – Class A	$17.66
Maximum offering price per share – Class A2	$18.74
Net assets – Class C	$9,346,691
Shares outstanding – Class C	543,118
Net asset value per share – Class C	$17.21
Net assets – Administrator Class	$24,127,280
Shares outstanding – Administrator Class	1,342,365
Net asset value per share – Administrator Class	$17.97
Net assets – Institutional Class	$37,670,663
Shares outstanding – Institutional Class	2,086,339
Net asset value per share – Institutional Class	$18.06
Net assets – Investor Class	$57,625,064
Shares outstanding – Investor Class	3,251,998
Net asset value per share – Investor Class	$17.72

Investments in unaffiliated securities, at cost	$91,045,847

Investments in affiliated securities, at cost	$13,292,009

Total investments, at cost	$104,337,856

Foreign currency, at cost	$230

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Small/Mid Cap Value Fund	Statement of operations—year ended October 31, 2013

Investment income
Dividends*	$4,100,725
Income from affiliated securities	2,581

Total investment income	4,103,306

Expenses
Advisory fee	1,490,494
Administration fees
Fund level	99,366
Class A	58,077
Class C	24,874
Administrator Class	59,420
Institutional Class	35,945
Investor Class	199,925
Shareholder servicing fees
Class A	55,843
Class C	23,917
Administrator Class	140,379
Investor Class	155,939
Distribution fees
Class C	71,751
Custody and accounting fees	25,593
Professional fees	45,268
Registration fees	74,970
Shareholder report expenses	41,271
Trustees’ fees and expenses	13,038
Interest expense	851
Other fees and expenses	6,192

Total expenses	2,623,113
Less: Fee waivers and/or expense reimbursements	(81,588)

Net expenses	2,541,525

Net investment income	1,561,781

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	16,439,409
Affiliated securities	(371,286)

Net realized gains on investments	16,068,123

Net change in unrealized gains (losses) on:
Unaffiliated securities	(1,072,349)
Affiliated securities	215,654

Net change in unrealized gains (losses) on investments	(856,695)

Net realized and unrealized gains (losses) on investments	15,211,428

Net increase in net assets resulting from operations	$16,773,209

* Net of foreign dividend withholding taxes in the amount of	$36,079

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Small/Mid Cap Value Fund	17

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income		$1,561,781		$985,214
Net realized gains on investments		16,068,123		13,474,636
Net change in unrealized gains (losses) on investments		(856,695)		9,336,762

Net increase in net assets resulting from operations		16,773,209		23,796,612

Distributions to shareholders from
Net investment income
Class A		(56,717)		(126,295)
Administrator Class		(348,871)		(547,916)
Institutional Class		(341,385)		(281,177)
Investor Class		(118,474)		(266,567)

Total distributions to shareholders		(865,447)		(1,221,955)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	165,268	2,670,801	179,302	2,730,973
Class C	25,320	393,121	74,001	1,098,745
Administrator Class	231,414	3,811,984	994,230	15,338,130
Institutional Class	500,832	8,390,532	1,510,723	23,919,067
Investor Class	256,603	4,200,775	447,236	7,022,404

		19,467,213		50,109,319

Reinvestment of distributions
Class A	3,589	56,210	9,119	124,748
Administrator Class	18,851	299,730	34,536	479,706
Institutional Class	15,067	240,314	9,441	131,603
Investor Class	7,332	115,265	18,909	259,615

		711,519		995,672

Payment for shares redeemed
Class A	(639,750)	(10,474,973)	(974,938)	(14,704,216)
Class C	(161,773)	(2,575,500)	(244,095)	(3,609,215)
Administrator Class	(3,091,439)	(53,413,442)	(1,992,730)	(31,214,045)
Institutional Class	(1,315,581)	(22,432,272)	(629,935)	(9,957,101)
Investor Class	(1,519,804)	(24,868,259)	(1,350,765)	(20,581,962)

		(113,764,446)		(80,066,539)

Net decrease in net assets resulting from capital share transactions		(93,585,714)		(28,961,548)

Total decrease in net assets		(77,677,952)		(6,386,891)

Net assets
Beginning of period		226,106,774		232,493,665

End of period		$148,428,822		$226,106,774

Undistributed (overdistributed) net investment income		$41,791		$(128,518)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
CLASS A	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.17	$14.61	$14.33	$11.78	$8.78
Net investment income	0.11 [1]	0.07	0.06	0.08	0.11 [1]
Net realized and unrealized gains (losses) on investments	1.42	1.55	0.35	2.56	2.89

Total from investment operations	1.53	1.62	0.41	2.64	3.00
Distributions to shareholders from
Net investment income	(0.04)	(0.06)	(0.13)	(0.09)	0.00
Net asset value, end of period	$17.66	$16.17	$14.61	$14.33	$11.78
Total return[2]	9.47%	11.13%	2.76%	22.63%	34.17%
Ratios to average net assets (annualized)
Gross expenses	1.41%	1.41%	1.40%	1.47%	1.57%
Net expenses	1.40%	1.40%	1.40%	1.40%	1.40%
Net investment income	0.68%	0.37%	0.37%	0.77%	1.12%
Supplemental data
Portfolio turnover rate	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$19,659	$25,612	$34,642	$41,491	$27,370

1.	Calculated based upon average shares outstanding

2.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended October 31
CLASS C	2013	2012	2011	2010	2009
Net asset value, beginning of period	$15.84	$14.36	$14.10	$11.62	$8.72
Net investment income (loss)	(0.01)[1]	(0.08)	(0.06)	0.00 [2]	0.04 [1]
Net realized and unrealized gains (losses) on investments	1.38	1.56	0.35	2.51	2.86

Total from investment operations	1.37	1.48	0.29	2.51	2.90
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	(0.03)	0.00
Net asset value, end of period	$17.21	$15.84	$14.36	$14.10	$11.62
Total return[3]	8.65%	10.31%	2.05%	21.62%	33.26%
Ratios to average net assets (annualized)
Gross expenses	2.17%	2.16%	2.15%	2.22%	2.26%
Net expenses	2.15%	2.15%	2.15%	2.15%	2.11%
Net investment income (loss)	(0.07)%	(0.40)%	(0.38)%	0.00%	0.40%
Supplemental data
Portfolio turnover rate	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$9,347	$10,763	$12,204	$12,379	$9,052

1.	Calculated based upon average shares outstanding

2.	Amount is less than $0.005.

3.	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
ADMINISTRATOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.46	$14.89	$14.60	$11.99	$8.92
Net investment income	0.15 [1]	0.10	0.09	0.13	0.13 [1]
Net realized and unrealized gains (losses) on investments	1.44	1.58	0.36	2.59	2.94

Total from investment operations	1.59	1.68	0.45	2.72	3.07
Distributions to shareholders from
Net investment income	(0.08)	(0.11)	(0.16)	(0.11)	0.00
Net asset value, end of period	$17.97	$16.46	$14.89	$14.60	$11.99
Total return	9.75%	11.33%	3.13%	22.82%	34.42%
Ratios to average net assets (annualized)
Gross expenses	1.24%	1.24%	1.24%	1.29%	1.39%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.91%	0.59%	0.61%	1.00%	1.34%
Supplemental data
Portfolio turnover rate	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$24,127	$68,857	$76,668	$71,246	$55,463

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Small/Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended October 31
INSTITUTIONAL CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.54	$14.97	$14.67	$12.04	$8.93
Net investment income	0.18 [1]	0.11	0.11	0.17 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	1.46	1.60	0.38	2.59	2.96

Total from investment operations	1.64	1.71	0.49	2.76	3.11
Distributions to shareholders from
Net investment income	(0.12)	(0.14)	(0.19)	(0.13)	0.00
Net asset value, end of period	$18.06	$16.54	$14.97	$14.67	$12.04
Total return	9.94%	11.61%	3.28%	23.08%	34.83%
Ratios to average net assets (annualized)
Gross expenses	0.99%	0.98%	0.97%	1.02%	1.12%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.10%	0.74%	0.79%	1.22%	1.58%
Supplemental data
Portfolio turnover rate	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$37,671	$47,737	$29,881	$19,005	$9,895

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Small/Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31
INVESTOR CLASS	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.22	$14.67	$14.38	$11.81	$8.81
Net investment income	0.10 [1]	0.03	0.05 [1]	0.09	0.10 [1]
Net realized and unrealized gains (losses) on investments	1.43	1.57	0.35	2.56	2.90

Total from investment operations	1.53	1.60	0.40	2.65	3.00
Distributions to shareholders from
Net investment income	(0.03)	(0.05)	(0.11)	(0.08)	0.00
Net asset value, end of period	$17.72	$16.22	$14.67	$14.38	$11.81
Total return	9.44%	10.97%	2.73%	22.49%	34.05%
Ratios to average net assets (annualized)
Gross expenses	1.47%	1.47%	1.47%	1.56%	1.67%
Net expenses	1.46%	1.47%	1.47%	1.48%	1.49%
Net investment income	0.62%	0.27%	0.30%	0.67%	1.02%
Supplemental data
Portfolio turnover rate	29%	32%	34%	41%	35%
Net assets, end of period (000s omitted)	$57,625	$73,138	$79,099	$99,424	$94,728

1.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and options that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures. Non-listed OTC options are valued at the evaluated price provided by an independent pricing service or an independent broker-dealer that the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”) has determined is an acceptable source.

The values of securities denominated in foreign currencies will be converted to U.S. dollars at rates of provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On October 31, 2013, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

24	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies will be converted to U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Options

The Fund may be subject to equity price in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities and/or indexes. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. For exercised options, the difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security and/or index underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	25

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and passive foreign investment companies. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(526,025)	$526,025

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Equity securities
Common stocks	$133,882,226	$132,720	$0	$134,014,946
Investment companies	943,459	0	0	943,459
Warrants	0	812,915	0	812,915

Short-term investments
Investment companies	13,292,009	0	0	13,292,009
	$148,117,694	$945,635	$0	$149,063,329

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Advantage Small/Mid Cap Value Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.75% and declining to 0.60% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.40% for Class A shares, 2.15% for Class C shares, 1.15% for Administrator Class shares, 0.95% for Institutional Class shares and 1.46% for Investor Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $2,346 from the sale of Class A shares and $339 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $56,704,809 and $162,197,344, respectively.

Notes to financial statements	Wells Fargo Advantage Small/Mid Cap Value Fund	27

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized losses
Allied Healthcare Products Incorporated	453,100	0	130,900	322,200	$770,058	$0	$(358,425)
Evans & Sutherland Computer Corporation	104,000	0	104,000	0	0	0	(12,861)
					$770,058	$0	$(371,286)

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $352 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $865,447 and $1,221,955 of ordinary income for the years ended October 31, 2013 and October 31, 2012, respectively.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$39,304	$7,965,007	$38,646,607

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

28	Wells Fargo Advantage Small/Mid Cap Value Fund	Fund expenses (unaudited)

11. SUBSEQUENT DISTRIBUTIONS

On December 9, 2013, the Fund declared distributions from long-term capital gains to shareholders of record on December 6, 2013. The per share amounts payable on December 10, 2013 were as follows:

Long-term capital gains
Class A	$1.04896
Class C	$1.04896
Administrator Class	$1.04896
Institutional Class	$1.04896
Investor Class	$1.04896

On December 16, 2013, the Fund declared distributions from net investment income to shareholders of record on December 13, 2013. The per share amounts payable on December 17, 2013 were as follows:

Net investment income
Class A	$0.00000
Class C	$0.00000
Administrator Class	$0.00000
Institutional Class	$0.02613
Investor Class	$0.00000

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Advantage Small/Mid Cap Value Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Small/Mid Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Small/Mid Cap Value Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

30	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $865,447 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Small/Mid Cap Value Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

32	Wells Fargo Advantage Small/Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

List of abbreviations	Wells Fargo Advantage Small/Mid Cap Value Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220812 12-13 A245/AR245 10-13

Wells Fargo Advantage
Special Small Cap Value Fund

Annual Report

October 31, 2013

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The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Special Small Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Special Small Cap Value Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 but were soon followed by concerns about a shutdown of the U.S. government. Nonetheless, increased confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter.

The most significant negative effect was the ongoing conflict in Washington, D.C. over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous impasse over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal government, and thus the federal government underwent a partial shutdown from September 30, 2013 through October 16, 2013.

Letter to shareholders (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	3

The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014, which also raised the prospect of another impasse in the near future.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Economically sensitive sectors such as industrials and consumer discretionary outperformed. Signs of an improvement in the housing market also aided the returns of financials stocks. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks generally outperformed mid-cap stocks, but there was no clear pattern in performance between value and growth stocks. While small-cap growth stocks outperformed their value counterparts, mid-cap growth and value stocks generally delivered approximately equal returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period.

4	Wells Fargo Advantage Special Small Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Robert Rifkin, CFA

James M. Tringas, CFA, CPA

Bryant VanCronkhite, CFA, CPA1

Average annual total returns2 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (ESPAX)	5-7-1993	28.64	15.14	8.83	36.48	16.52	9.48	1.39	1.35
Class B (ESPBX)*	3-26-1999	30.45	15.41	8.92	35.45	15.64	8.92	2.14	2.10
Class C (ESPCX)	12-12-2000	34.46	15.65	8.67	35.46	15.65	8.67	2.14	2.10
Administrator Class (ESPIX)	7-23-1996	–	–	–	36.82	16.80	9.76	1.23	1.10
Institutional Class (ESPNX)	7-30-2010	–	–	–	37.02	16.91	9.82	0.96	0.95
Russell 2000® Value Index[5]	–	–	–	–	32.83	14.84	8.78	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	5

Growth of $10,000 investment[6] as of October 31, 2013

1.	Effective November 22, 2013, Bryant VanCronkhite was named a co-portfolio manager of the Fund.

2.	Historical performance shown for Institutional Class shares prior to their inception, reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Special Values Fund.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.34% for Class A, 2.09% for Class B, 2.09% for Class C, 1.09% for Administrator Class, and 0.94% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Special Small Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000 Value Index, for the 12-month period that ended October 31, 2013.

■	Stock selection in the financials and materials sectors positively contributed to relative performance. Our underweight in financials also aided relative results.

■	Stock selection in the information technology (IT) and consumer staples sectors detracted from relative results. Our favorable overweight in both sectors partially offset our stock selection underperformance.

The Fund outperformed against the backdrop of a strong stock market.

Ongoing quantitative easing by the U.S. Federal Reserve (Fed) and mildly stronger economic data in the U.S. helped fuel a global stock market rally. Signs of stabilization in Europe and a change of leadership in Japan also seemed to fuel an increase in investors’ risk appetite. After the resolution of the U.S. fiscal cliff discussions at the end of 2012, stock market corrections were relatively shallow as investors reallocated back into stocks.

Ten largest equity holdings[7] (%) as of October 31, 2013
First Citizens BancShares Incorporated	4.03
Kadant Incorporated	3.64
ATMI Incorporated	2.41
Franklin Electric Company Incorporated	2.35
Mueller Industries Incorporated	2.34
TreeHouse Foods Incorporated	2.23
Neenah Paper Incorporated	2.11
Viad Corporation	2.11
Matthews International Corporation Class A	1.86
Imation Corporation	1.85

Our stock selection in and underweight to the financials sector contributed to relative outperformance. One notable contributor was Investment Technology Group (ITG) Incorporated, an independent research broker. The company posted strong results in the third quarter and during the past 12 months, primarily due to more robust financial markets in the U.S. and abroad. ITG’s proprietary trading platforms allow investors to cross trades outside of traditional stock market exchanges and are attractive to investors looking to control execution costs. Management has also been diligent in returning capital to shareholders via stock buybacks, repurchasing almost 20% of outstanding shares over the past four years.

Our stock selection in the materials sector contributed to relative outperformance. Noteworthy are American Pacific Corporation and Neenah Paper Incorporated. Chemical producer American Pacific is the sole North American producer of ammonium perchlorate, the primary fuel of rockets, booster motors, and missiles used by the U.S. government. It also produces other chemicals employed by the pharmaceuticals, industrials, and water industries. The company’s preferred position with the government and its sound balance sheet were important attributes of American Pacific at the time of purchase. The stock outperformed on better-than-expected earnings from stronger performance in its active pharmaceutical ingredients business, as well as on talks about a potential sale. After a long holding period, we have reduced our holding in American Pacific. While we believe the stock remains undervalued, its risk profile is now higher, necessitating a lower weight.

Neenah Paper is a global manufacturer of premium and performance-based papers and specialty products. The company operates through two segments: fine paper and technical products. The fine paper segment focuses on specialty papers in the premium writing segment, luxury packaging, and labels. The technical products segment focuses on filtration, composite laminates, and specialty tapes and backings. Despite secular headwinds in the fine paper segment, Neenah has managed to create value through good operational performance and smaller acquisitions. The company continues to see improvements in the technical products segment with continued revenue growth opportunities. Neenah also maintains a flexible balance sheet and continues to generate significant free cash flow, which should help support management’s shareholder-friendly strategy. Management has raised the dividend twice over the past 12 months and is actively buying back shares. We have been long-time shareholders of Neenah and continue to find its transformation from a traditional paper company to a leader in specialty niche products attractive.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	7

Sector distribution[8] as of October 31, 2013

Our stock selection in IT detracted from performance, with IT services provider EarthLink Incorporated a significant detractor. EarthLink is transforming away from providing internet access to consumers to primarily serving businesses. The transformation has proven to be longer and more expensive than our initial estimates, which has taken a toll on earnings. We believe that EarthLink’s assets are unique and far more valuable than the market currently estimates. We continue to hold shares of EarthLink and believe that as management successfully leverages its unique assets, earnings and the stock price will follow.

Consumer staples also detracted from performance due to stock selection. Central Garden & Pet Company, a producer of lawn, garden, and pet supplies, had followed a plan aimed at streamlining the business and substantially reducing costs. A lack of suitable progress on the plan, coupled with disappointments fulfilling orders to its retail customers, led to the appointment of a new chief executive officer. While the new management team has implemented plans to better serve its customers and achieve improved revenue growth, overall profitability has been slow to recover, resulting in a weak share price. At this point, we believe, expectations for the company are quite depressed, leaving the stock in a better position to outperform if the new management team can continue to deliver incremental improvements.

We will continue to do what we always strive to do—attempt to protect our investors from risk that they are not properly compensated for taking.

Markets became increasingly complacent during the latter half of the fiscal year. We ascribe to the theory that stability in markets encourages risk-seeking behavior by investors, which subsequently leads to instability. We would not be surprised to see increased volatility in the period ahead, though the catalyst that sparks such volatility is difficult to predict until it is in the rearview mirror. We believe it is imprudent to allocate investor capital based on speculation around the potential resolution to macroeconomic concerns such as the debate over the federal debt in Washington, D.C., or the eventual ending of the Fed’s bond-buying program. Instead, we analyze each potential investment on the merits of that company’s competitive advantages, the fundamentals of its business model, and the underlying value of its business compared with its market value.

We will continue to allow our well-defined, repeatable process to guide us through any volatility, with the expectation that it should result in superior risk-adjusted returns over a full investment cycle.

Please see footnotes on page 5.

8	Wells Fargo Advantage Special Small Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,203.45	$7.44	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%
Class B
Actual	$1,000.00	$1,198.93	$11.58	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61	2.09%
Class C
Actual	$1,000.00	$1,199.02	$11.58	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61	2.09%
Administrator Class
Actual	$1,000.00	$1,204.61	$6.06	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Institutional Class
Actual	$1,000.00	$1,205.74	$5.23	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Special Small Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 96.08%

Consumer Discretionary: 13.19%

Auto Components: 0.50%
Modine Manufacturing Company †	260,345	$3,467,795

Diversified Consumer Services: 2.92%
Hillenbrand Incorporated	258,302	7,289,282
Matthews International Corporation Class A	316,583	12,853,270

		20,142,552

Hotels, Restaurants & Leisure: 3.49%
Denny’s Corporation †	1,745,734	11,085,411
DineEquity Incorporated	125,800	10,324,406
Krispy Kreme Doughnuts Incorporated †	108,900	2,641,914

		24,051,731

Household Durables: 1.59%
Cavco Industries Incorporated †	87,749	5,139,459
Dixie Group Incorporated †	464,487	5,852,536

		10,991,995

Media: 1.25%
AH Belo Corporation **	1,073,699	8,632,540

Specialty Retail: 2.02%
Abercrombie & Fitch Company Class A	77,300	2,897,204
Christopher & Banks Corporation †	793,145	4,576,447
Guess? Incorporated	205,400	6,418,750

		13,892,401

Textiles, Apparel & Luxury Goods: 1.42%
Crocs Incorporated †	330,800	4,029,144
Delta Apparel Incorporated †	304,839	5,761,457

		9,790,601

Consumer Staples: 4.84%

Food & Staples Retailing: 0.39%
SUPERVALU Incorporated «†	385,500	2,710,065

Food Products: 2.23%
TreeHouse Foods Incorporated †	210,000	15,384,600

Household Products: 2.22%
Central Garden & Pet Company †	250,592	1,901,993
Central Garden & Pet Company Class A †	226,102	1,664,111
WD-40 Company	161,767	11,726,490

		15,292,594

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Energy: 5.94%

Energy Equipment & Services: 3.04%
Atwood Oceanics Incorporated †	77,000	$4,091,010
C&J Energy Services Incorporated †	64,300	1,472,196

Cal Dive International Incorporated «†	424,211	835,696
CARBO Ceramics Incorporated «	43,300	5,427,222
Patterson-UTI Energy Incorporated	149,700	3,631,722
Steel Excel Incorporated †	199,359	5,532,212

		20,990,058

Oil, Gas & Consumable Fuels: 2.90%
Comstock Resources Incorporated	349,963	5,987,867
Penn Virginia Corporation «†	554,000	4,714,540
Stone Energy Corporation †	266,300	9,283,218

		19,985,625

Financials: 17.03%

Capital Markets: 4.00%
Apollo Investment Corporation	335,520	2,861,986
CIFC Corporation	253,585	2,003,322
Investment Technology Group Incorporated †	436,651	6,995,149
Virtus Investment Partners Incorporated †	24,205	4,926,202
Westwood Holdings Group Incorporated	201,612	10,751,968

		27,538,627

Commercial Banks: 7.71%
BBCN Bancorp Incorporated	226,800	3,363,444
First Citizens BancShares Incorporated	131,204	27,779,823
Sterling BanCorp «	418,916	4,909,696
TCF Financial Corporation	404,836	6,145,410
UMB Financial Corporation	186,361	10,980,390

		53,178,763

Consumer Finance: 0.26%
Springleaf Holdings Incorporated †	86,707	1,762,753

Insurance: 2.81%
Brown & Brown Incorporated	310,500	9,914,265
Fortegra Financial Corporation †	289,220	2,131,551
Validus Holdings Limited	186,300	7,355,124

		19,400,940

REITs: 2.04%
Hatteras Financial Corporation	324,208	5,900,586
Post Properties Incorporated	178,581	8,168,295

		14,068,881

Thrifts & Mortgage Finance: 0.21%
Pennymac Financial Service Incorporated †	90,355	1,454,716

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Special Small Cap Value Fund	11

Security name	Shares	Value

Health Care: 6.61%

Health Care Equipment & Supplies: 3.89%
Haemonetics Corporation †	200,600	$8,136,336
ICU Medical Incorporated †	81,663	5,046,773
Steris Corporation	135,200	6,109,688
West Pharmaceutical Services Incorporated	155,682	7,527,225

		26,820,022

Health Care Providers & Services: 0.24%
Patterson Companies Incorporated	39,200	1,666,392

Health Care Technology: 0.85%
Omnicell Incorporated †	254,000	5,859,780

Life Sciences Tools & Services: 1.63%
Bio-Rad Laboratories Incorporated Class A †	47,600	5,879,552
Cambrex Corporation †	316,148	5,317,609

		11,197,161

Industrials: 22.19%

Air Freight & Logistics: 1.72%
Forward Air Corporation	293,177	11,867,805

Building Products: 2.61%
Quanex Building Products Corporation	324,699	5,773,148
Simpson Manufacturing Company Incorporated	344,518	12,213,163

		17,986,311

Commercial Services & Supplies: 3.28%
ACCO Brands Corporation †	818,869	4,790,384
Courier Corporation	196,645	3,340,999
Viad Corporation	544,044	14,525,975

		22,657,358

Electrical Equipment: 2.84%
Franklin Electric Company Incorporated	427,500	16,180,875
Regal-Beloit Corporation	46,600	3,417,178

		19,598,053

Machinery: 7.31%
Commercial Vehicle Group Incorporated †	244,349	1,923,027
Douglas Dynamics Incorporated	478,548	7,259,573
Kadant Incorporated **	701,043	25,097,339
Mueller Industries Incorporated	267,120	16,104,665

		50,384,604

Professional Services: 2.99%
FTI Consulting Incorporated †	180,300	7,316,574
Insperity Incorporated	146,400	5,661,288

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Professional Services (continued)
Korn/Ferry International †	320,746	$7,633,755

		20,611,617

Road & Rail: 0.32%
Arkansas Best Corporation	80,825	2,212,180

Transportation Infrastructure: 1.12%
Macquarie Infrastructure Company LLC	140,497	7,714,690

Information Technology: 19.34%

Communications Equipment: 2.18%
Aviat Networks Incorporated †	1,109,347	2,285,255
Commscope Holding Incorporated †	328,616	5,001,536
Ixia Corporation †	271,600	3,851,288
NETGEAR Incorporated †	134,700	3,873,972

		15,012,051

Computers & Peripherals: 1.85%
Imation Corporation †**	2,745,450	12,766,343

Electronic Equipment, Instruments & Components: 2.98%
AVX Corporation	338,998	4,491,724
GSI Group Incorporated †	226,100	2,256,478
Orbotech Limited †	494,815	5,898,195
Vishay Intertechnology Incorporated †	642,121	7,878,825

		20,525,222

Internet Software & Services: 0.30%
EarthLink Incorporated	409,418	2,071,655

IT Services: 1.62%
Global Payments Incorporated	74,400	4,425,312
Sykes Enterprises Incorporated †	360,100	6,741,072

		11,166,384

Semiconductors & Semiconductor Equipment: 5.45%
ATMI Incorporated †	606,728	16,587,944
DSP Group Incorporated †	688,091	5,126,278
Exar Corporation †	448,372	5,169,729
Lattice Semiconductor Corporation †	1,553,081	7,967,306
SunEdison Incorporated †	294,010	2,734,293

		37,585,550

Software: 4.96%
ACI Worldwide Incorporated †	210,684	11,612,902
Micros Systems Incorporated †	11,500	623,875
NetScout Systems Incorporated †	302,143	8,556,690
Progress Software Corporation †	312,397	8,109,826
TIBCO Software Incorporated †	215,853	5,301,350

		34,204,643

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Special Small Cap Value Fund	13

Security name			Shares	Value

Materials: 6.25%

Chemicals: 3.25%
A. Schulman Incorporated			272,758	$9,033,745
American Pacific Corporation †			53,241	2,423,530
Innospec Incorporated			102,400	4,716,544
Plastec Technologies Limited †(a)(i)			152,638	992,147
Sensient Technologies Corporation			100,300	5,228,639

				22,394,605

Construction Materials: 0.89%
Eagle Materials Incorporated			81,700	6,128,317

Paper & Forest Products: 2.11%
Neenah Paper Incorporated			353,584	14,546,440

Utilities: 0.69%

Electric Utilities: 0.69%
ALLETE Incorporated			94,154	4,757,603

Total Common Stocks (Cost $548,171,776)				662,472,023

		Expiration date
Warrants: 0.00%

Industrials: 0.00%

Aerospace & Defense: 0.00%
Plastec Technologies Limited †(a)(i)		11-18-2014	145,800	0

Total Warrants (Cost $0)				0

	Yield
Short-Term Investments: 4.95%

Investment Companies: 4.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.08%		23,009,415	23,009,415
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(u)(l)	0.11		11,115,650	11,115,650

Total Short-Term Investments (Cost $34,125,065)				34,125,065

Total investments in securities (Cost $582,296,841) *	101.03%	696,597,088
Other assets and liabilities, net	(1.03)	(7,071,767)

Total net assets	100.00%	$689,525,321

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Special Small Cap Value Fund	Portfolio of investments—October 31, 2013

†	Non-income-earning security

**	Represents an affiliate of the Fund under section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $589,015,916 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$197,954,929
Gross unrealized depreciation	(90,373,757)

Net unrealized appreciation	$107,581,172

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—October 31, 2013	Wells Fargo Advantage Special Small Cap Value Fund	15

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$615,975,801
In affiliated securities, at value (see cost below)	80,621,287

Total investments, at value (see cost below)	696,597,088
Receivable for investments sold	11,760,736
Receivable for Fund shares sold	490,624
Receivable for dividends	243,262
Receivable for securities lending income	31,073
Prepaid expenses and other assets	12,655

Total assets	709,135,438

Liabilities
Payable for investments purchased	6,363,853
Payable for Fund shares redeemed	1,172,403
Payable upon receipt of securities loaned	11,115,650
Advisory fee payable	481,120
Distribution fees payable	27,783
Due to other related parties	159,032
Accrued expenses and other liabilities	290,276

Total liabilities	19,610,117

Total net assets	$689,525,321

NET ASSETS CONSIST OF
Paid-in capital	$544,425,141
Undistributed net investment income	178,497
Accumulated net realized gains on investments	30,621,436
Net unrealized gains on investments	114,300,247

Total net assets	$689,525,321

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$409,557,159
Shares outstanding – Class A	13,065,776
Net asset value per share – Class A	$31.35
Maximum offering price per share – Class A2	$33.26
Net assets – Class B	$4,769,810
Shares outstanding – Class B	163,183
Net asset value per share – Class B	$29.23
Net assets – Class C	$39,620,143
Shares outstanding – Class C	1,350,567
Net asset value per share – Class C	$29.34
Net assets – Administrator Class	$96,940,047
Shares outstanding – Administrator Class	3,043,335
Net asset value per share – Administrator Class	$31.85
Net assets – Institutional Class	$138,638,162
Shares outstanding – Institutional Class	4,340,324
Net asset value per share – Institutional Class	$31.94

Investments in unaffiliated securities (including securities on loan), at cost	$462,197,083

Investments in affiliated securities, at cost	$120,099,758

Total investments, at cost	$582,296,841

Securities on loan, at value	$10,612,106

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Special Small Cap Value Fund	Statement of operations—year ended October 31, 2013

Investment income
Dividends	$9,421,961
Income from affiliated securities	930,088
Securities lending income, net	343,017
Interest	38,209

Total investment income	10,733,275

Expenses
Advisory fee	6,135,220
Administration fees
Fund level	387,756
Class A	1,002,683
Class B	15,457
Class C	92,165
Administrator Class	234,415
Institutional Class	91,246
Shareholder servicing fees
Class A	964,119
Class B	14,862
Class C	88,620
Administrator Class	583,030
Distribution fees
Class B	44,587
Class C	265,860
Custody and accounting fees	63,596
Professional fees	38,086
Registration fees	77,322
Shareholder report expenses	137,268
Trustees’ fees and expenses	13,823
Other fees and expenses	14,396

Total expenses	10,264,511
Less: Fee waivers and/or expense reimbursements	(604,619)

Net expenses	9,659,892

Net investment income	1,073,383

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	89,825,500
Affiliated securities	(1,096,068)
Futures transactions	3,269,186

Net realized gains on investments	91,998,618

Net change in unrealized gains (losses) on:
Unaffiliated securities	133,401,834
Affiliated securities	17,387,586

Net change in unrealized gains (losses) on investments	150,789,420

Net realized and unrealized gains (losses) on investments	242,788,038

Net increase in net assets resulting from operations	$243,861,421

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Advantage Special Small Cap Value Fund	17

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment income (loss)		$1,073,383		$(673,295)
Net realized gains on investments		91,998,618		27,228,632
Net change in unrealized gains (losses) on investments		150,789,420		43,238,994

Net increase in net assets resulting from operations		243,861,421		69,794,331

Distributions to shareholders from
Net investment income
Administrator Class		(8,070)		0
Institutional Class		(231,386)		0

Total distributions to shareholders		(239,456)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,128,057	29,699,929	2,091,715	47,245,601
Class B	2,195	62,029	11,587	258,982
Class C	104,015	2,607,737	124,491	2,676,874
Administrator Class	735,655	19,822,818	931,468	21,315,513
Institutional Class	1,995,969	53,030,396	2,983,669	66,616,552

		105,222,909		138,113,522

Reinvestment of distributions
Administrator Class	332	7,912	0	0
Institutional Class	5,226	124,733	0	0

		132,645		0

Payment for shares redeemed
Class A	(4,012,182)	(106,617,151)	(4,631,572)	(104,361,770)
Class B	(264,006)	(6,265,511)	(697,355)	(14,889,685)
Class C	(299,312)	(7,290,904)	(298,688)	(6,382,861)
Administrator Class	(7,669,377)	(229,787,904)	(3,851,721)	(86,359,235)
Institutional Class	(1,431,015)	(38,809,000)	(494,829)	(11,412,744)

		(388,770,470)		(223,406,295)

Net decrease in net assets resulting from capital share transactions		(283,414,916)		(85,292,773)

Total decrease in net assets		(39,792,951)		(15,498,442)

Net assets
Beginning of period		729,318,272		744,816,714

End of period		$689,525,321		$729,318,272

Undistributed (accumulated) net investment income (loss)		$178,497		$(763,888)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended July 31
CLASS A	2013	2012	2011	2010[1]	2010[2]	2009[2]
Net asset value, beginning of period	$22.97	$20.97	$19.78	$18.50	$15.51	$18.78
Net investment income (loss)	0.01 [3]	(0.05)	(0.05)	(0.01)	(0.02)	0.11
Net realized and unrealized gains (losses) on investments	8.37	2.05	1.24	1.29	3.07	(3.19)

Total from investment operations	8.38	2.00	1.19	1.28	3.05	(3.08)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.01)	(0.19)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.00)[4]
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.05)[3]	0.00

Total distributions to shareholders	0.00	0.00	0.00	0.00	(0.06)	(0.19)
Net asset value, end of period	$31.35	$22.97	$20.97	$19.78	$18.50	$15.51
Total return[5]	36.48%	9.54%	6.02%	6.92%	19.72%	(16.17)%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.38%	1.37%	1.46%	1.43%	1.43%
Net expenses	1.34%	1.34%	1.34%	1.34%	1.39%	1.33%
Net investment income (loss)	0.04%	(0.16)%	(0.14)%	(0.19)%	(0.07)%	0.69%
Supplemental data
Portfolio turnover rate	65%	69%	54%	7%	45%	43%
Net assets, end of period (000s omitted)	$409,557	$366,320	$387,767	$477,079	$472,903	$442,973

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 30, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended October 31				Year ended July 31
CLASS B	2013	2012	2011	2010[1]	2010[2]	2009[2]
Net asset value, beginning of period	$21.58	$19.85	$18.87	$17.68	$14.88	$17.92
Net investment income (loss)	(0.16)[3]	(0.19)[3]	(0.18)[3]	(0.08)	(0.14)[3]	0.00 [3,4]
Net realized and unrealized gains (losses) on investments	7.81	1.92	1.16	1.27	2.94	(3.02)

Total from investment operations	7.65	1.73	0.98	1.19	2.80	(3.02)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.00)[4]

Total distributions to shareholders	0.00	0.00	0.00	0.00	0.00	(0.02)
Net asset value, end of period	$29.23	$21.58	$19.85	$18.87	$17.68	$14.88
Total return[5]	35.45%	8.72%	5.19%	6.73%	18.82%	(16.83)%
Ratios to average net assets (annualized)
Gross expenses	2.14%	2.12%	2.13%	2.21%	2.18%	2.17%
Net expenses	2.09%	2.09%	2.09%	2.09%	2.15%	2.07%
Net investment income (loss)	(0.64)%	(0.89)%	(0.88)%	(0.93)%	(0.82)%	0.01%
Supplemental data
Portfolio turnover rate	65%	69%	54%	7%	45%	43%
Net assets, end of period (000s omitted)	$4,770	$9,171	$22,053	$36,922	$36,654	$41,008

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 30, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class B of Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Special Small Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended July 31
CLASS C	2013	2012	2011	2010[1]	2010[2]	2009[2]
Net asset value, beginning of period	$21.66	$19.92	$18.94	$17.74	$14.93	$17.98
Net investment loss	(0.18)[3]	(0.19)[3]	(0.18)[3]	(0.07)	(0.18)	(0.00)[3,4]
Net realized and unrealized gains (losses) on investments	7.86	1.93	1.16	1.27	2.99	(3.03)

Total from investment operations	7.68	1.74	0.98	1.20	2.81	(3.03)
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	0.00	(0.02)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.00)[4]

Total distributions to shareholders	0.00	0.00	0.00	0.00	0.00	(0.02)
Net asset value, end of period	$29.34	$21.66	$19.92	$18.94	$17.74	$14.93
Total return[5]	35.46%	8.73%	5.17%	6.76%	18.82%	(16.79)%
Ratios to average net assets (annualized)
Gross expenses	2.15%	2.13%	2.13%	2.21%	2.18%	2.17%
Net expenses	2.09%	2.09%	2.09%	2.09%	2.12%	2.07%
Net investment loss	(0.71)%	(0.91)%	(0.89)%	(0.93)%	(0.80)%	(0.03)%
Supplemental data
Portfolio turnover rate	65%	69%	54%	7%	45%	43%
Net assets, end of period (000s omitted)	$39,620	$33,478	$34,270	$40,850	$40,968	$38,744

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 30, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class C of Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Special Small Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended October 31				Year ended July 31
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2010[2]	2009[2]
Net asset value, beginning of period	$23.28	$21.21	$19.96	$18.65	$15.63	$18.95
Net investment income	0.08 [3]	0.02 [3]	0.02 [3]	0.01	0.04 [3]	0.16
Net realized and unrealized gains (losses) on investments	8.49	2.05	1.23	1.30	3.04	(3.23)

Total from investment operations	8.57	2.07	1.25	1.31	3.08	(3.07)
Distributions to shareholders from
Net investment income	(0.00)[4]	0.00	0.00	0.00	(0.01)	(0.25)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.00)[4]
Tax basis return of capital	0.00	0.00	0.00	0.00	(0.05)[3]	0.00

Total distributions to shareholders	(0.00)[4]	0.00	0.00	0.00	(0.06)	(0.25)
Net asset value, end of period	$31.85	$23.28	$21.21	$19.96	$18.65	$15.63
Total return[5]	36.82%	9.76%	6.26%	7.02%	20.02%	(15.96)%
Ratios to average net assets (annualized)
Gross expenses	1.23%	1.22%	1.22%	1.30%	1.17%	1.18%
Net expenses	1.09%	1.09%	1.09%	1.09%	1.13%	1.08%
Net investment income	0.30%	0.10%	0.12%	0.05%	0.21%	0.95%
Supplemental data
Portfolio turnover rate	65%	69%	54%	7%	45%	43%
Net assets, end of period (000s omitted)	$96,940	$232,283	$273,510	$335,766	$320,814	$525,865

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 30, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund and Evergreen Small Cap Value Fund. Evergreen Special Values Fund became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Special Values Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Special Small Cap Value Fund	Financial Highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended July 31, 2010[2]
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]
Net asset value, beginning of period	$23.36	$21.24	$19.96	$18.66	$18.66
Net investment income (loss)	0.10	0.05 [3]	0.04	(0.02)[3]	0.00 [3,4]
Net realized and unrealized gains (losses) on investments	8.53	2.07	1.24	1.32	0.00 [4]

Total from investment operations	8.63	2.12	1.28	1.30	0.00 [4]
Distributions to shareholders from
Net investment income	(0.05)	0.00	0.00	0.00	0.00
Net asset value, end of period	$31.94	$23.36	$21.24	$19.96	$18.66
Total return[5]	37.02%	9.98%	6.41%	7.02%	0.00%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.95%	0.94%	1.10%	0.00%
Net expenses	0.94%	0.94%	0.93%	0.94%	0.00%
Net investment income (loss)	0.42%	0.21%	0.19%	(0.38)%	0.00%
Supplemental data
Portfolio turnover rate	65%	69%	54%	7%	45%
Net assets, end of period (000s omitted)	$138,638	$88,067	$27,217	$3,106	$10

1.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 30, effective October 31, 2010.

2.	For the period July 30, 2010 (commencement of class operation) to July 31, 2010.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Short-term securities, with maturities of 60 days or less at time of purchase, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and passive foreign investment companies. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$108,458	$(108,458)

As of October 31, 2013, the Fund had capital loss carryforwards available to offset future net realized capital gains, in the amount of $5,675,848 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	25

shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$661,479,876	$0	$992,147	$662,472,023
Short-term investments
Investment companies	23,009,415	11,115,650	0	34,125,065
	$684,489,291	$11,115,650	$992,147	$696,597,088

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.79% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual

26	Wells Fargo Advantage Special Small Cap Value Fund	Notes to financial statements

fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.34% for Class A shares, 2.09% for Class B shares, 2.09% for Class C shares, 1.09% for Administrator Class shares, and 0.94% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $4,628 from the sale of Class A shares and $265 and $195 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $472,976,502 and $745,895,186, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company in which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized gains (losses)
AH Belo Corporation	1,165,260	20,000	111,561	1,073,699	$8,632,540	$578,242	$(761,549)
Dixie Group Incorporated	728,577	5,400	269,490	464,487	5,852,536	0	(709,003)
Imation Corporation	2,708,521	116,500	79,571	2,745,450	12,766,343	0	(2,253,787)
Kadant Incorporated	986,302	14,600	299,859	701,043	25,097,339	311,880	2,628,271
					$52,348,758	$890,122	$(1,096,068)

7. DERIVATIVE TRANSACTIONS

During the year ended October 31, 2013, the Fund used uninvested cash to enter into futures contracts to gain market exposure.

As of October 31, 2013, the Fund did not have any open futures contracts. The Fund had an average notional amount of $4,016,265 in long futures contracts during the year ended October 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is

Notes to financial statements	Wells Fargo Advantage Special Small Cap Value Fund	27

permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $1,377 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $239,456 of ordinary income for the year ended October 31, 2013. For the year ended October 31, 2012, the Fund did not pay any distributions to shareholders.

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$440,592	$42,804,402	$107,581,172	$(5,675,848)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

12. SUBSEQUENT DISTRIBUTIONS

On December 9, 2013, the Fund declared distributions from short-term capital gains and long-term capital gains to shareholders of record on December 6, 2013. The per share amounts payable on December 10, 2013 were as follows:

	Short-term capital gains	Long-term capital gains
Class A	$0.00972	$1.96239
Class B	$0.00972	$1.96239
Class C	$0.00972	$1.96239
Administrator Class	$0.00972	$1.96239
Institutional Class	$0.00972	$1.96239

On December 16, 2013, the Fund declared distributions from net investment income to shareholders of record on December 13, 2013. The per share amounts payable on December 17, 2013, were as follows:

Net investment income
Class A	$0.03323
Class B	$0.00000
Class C	$0.00000
Administrator Class	$0.01999
Institutional Class	$0.13195

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

28	Wells Fargo Advantage Special Small Cap Value Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage Special Small Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the period from August 1, 2010 to October 31, 2010 and each of the years or periods in the two-year period ended July 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Special Small Cap Value Fund as of October 31, 2013, the results of its operations for the year then ended the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended October 31, 2013.

Pursuant to Section 854 of the Internal Revenue Code, $239,456 of income dividends paid during the fiscal year ended October 31, 2013 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Advantage Special Small Cap Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Special Small Cap Value Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

32	Wells Fargo Advantage Special Small Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220813 12-13 A246/AR246 10-13

Wells Fargo Advantage

Traditional Small Cap Growth Fund

Annual Report

October 31, 2013

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of October 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Traditional Small Cap Growth Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Traditional Small Cap Growth Fund for the 12-month period that ended October 31, 2013. Much of the period was marked by monetary easing by global central banks. Toward the end of the period, investor concerns that the U.S. Federal Reserve (Fed) would end its bond-buying program initially led to higher interest rates, resulting in losses for bond indexes and volatility for global stock indexes. These fears dissipated in late September 2013 but were soon followed by concerns about a shutdown of the U.S. government. Nonetheless, increased confidence that the U.S. economy was staging a fragile recovery resulted in double-digit returns for domestic stock market indexes for the 12-month reporting period.

Central banks continued to provide stimulus.

Major central banks continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC)—the Fed’s monetary policymaking body—kept its key interest rate near zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. In December 2012, the Fed increased its quantitative easing program by adding purchases of $45 billion per month in long-term U.S. Treasuries. In May 2013, however, indications that the FOMC might reduce (or taper) its bond-buying program caused a rise in interest rates and a subsequent sell-off in both stocks and bonds. After its September 2013 meeting, however, the FOMC surprisingly signaled that tapering would be delayed, resulting in a stock and bond market rally in late September.

European markets continued to benefit from the European Central Bank’s (ECB’s) September 2012 announcement that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. As a result, when the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility. In May 2013, the ECB cut its key rate to a then-historic low of 0.5%. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Given the substantial ties between the U.S. and Europe, the improved sentiment about the eurozone helped provide a tailwind for U.S. markets.

U.S. stock markets gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a sluggish 0.1% annualized rate in the fourth quarter of 2012, but many analysts attributed the fourth-quarter weakness to the temporary aftereffects from Hurricane Sandy. This view was given credence by the rebound in GDP growth to a 1.1% annualized rate in the first quarter of 2013, a 2.5% annualized rate in the second quarter, and a 3.6% annualized rate in the third quarter.

The most significant negative effect was the ongoing conflict in Washington, D.C. over the federal budget and debt limit. The Budget Control Act of 2011, which was passed to resolve a previous impasse over the federal debt ceiling, mandated budget sequestration that took effect on March 1, 2013, and was an overhang on economic growth throughout the remainder of the reporting period. Most recently, Congress was unable to pass a resolution to continue to fund the federal

Letter to shareholders (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	3

government, and thus the federal government underwent a partial shutdown from September 30, 2013 through October 16, 2013. The government reopened after the president and Congress reached a deal that funded the government through January 15, 2014, and raised the debt limit through February 7, 2014, which also raised the prospect of another impasse in the near future.

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period. Economically sensitive sectors such as industrials and consumer discretionary outperformed. Signs of an improvement in the housing market also aided the returns of financials stocks. Dividend-paying stocks led the market earlier in 2013 as investors sought yield in a historically low-yielding environment, but rising interest rates later in the period dampened their relative performance. Judging by various Russell indexes, small-cap stocks generally outperformed mid-cap stocks, but there was no clear pattern in performance between value and growth stocks. While small-cap growth stocks outperformed their value counterparts, mid-cap growth and value stocks generally delivered approximately equal returns.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Despite political headwinds, the relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for much of the reporting period

4	Wells Fargo Advantage Traditional Small Cap Growth Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Paul Carder, CFA

Jeffrey S. Drummond, CFA

Linda Freeman, CFA

Jeffrey Harrison, CFA

Average annual total returns1 (%) as of October 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EGWAX)	6-5-1995	29.12	18.11	8.15	36.98	19.53	8.79	1.48	1.33
Class C (EGWCX)	7-30-2010	34.92	18.64	7.98	35.92	18.64	7.98	2.23	2.08
Administrator Class (EGWDX)	7-30-2010	–	–	–	37.21	19.64	8.88	1.32	1.20
Institutional Class (EGRYX)	11-19-1997	–	–	–	37.42	19.89	9.11	1.05	0.98
Russell 2000® Growth Index[4]	–	–	–	–	39.84	19.27	9.14	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	5

Growth of $10,000 investment[5] as of October 31, 2013

1.	Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Growth Fund.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through February 28, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The ten largest equity holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Sector distribution is subject to change and is calculated based on the total long-term investments of the Fund.

6	Wells Fargo Advantage Traditional Small Cap Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000 Growth Index, for the 12-month period that ended October 31, 2013.

■	Most of the Fund’s underperformance occurred in the first six months of the reporting period as the market focused on yield-based investments. The Fund’s performance was more competitive in the second half as attention returned to growth stocks.

■	For the full reporting period, while the Fund benefited from strong performance from its financials and health care holdings, this was more than offset by relative weakness in information technology (IT) and consumer discretionary holdings.

The market’s first-half focus on yield shifted to a focus on growth as the 12-month period progressed.

The first part of the reporting period proved challenging as the market rotated to companies with little or no growth while high-growth companies, which represent the majority of our holdings, were battered. As the Federal Reserve (Fed) pushed bond yields down to historic lows, stock market participants focused on yield-based investments. As a result, real estate investment trusts (REITs), utilities, consumer staples, and defensive health care stocks were top performers. We either tend not to own such stocks or significantly underweight them since they typically do not have the growth characteristics we desire in our holdings, and as a result the Fund underperformed the benchmark during this period.

However, in the spring, when Fed Chairman Bernanke began to discuss the possibility of reducing the Fed’s bond-buying program, the bond market began to price in more normalized conditions and interest rates rose. We saw a shift away from yield-based investments to a focus on individual companies capable of producing superior earnings growth, and the portfolio significantly outperformed the benchmark for the latter part of the reporting period.

Ten largest equity holdings[6] (%) as of October 31, 2013
Cavium Incorporated	2.69
Concur Technologies Incorporated	2.68
ExamWorks Group Incorporated	2.57
Hexcel Corporation	2.50
Portfolio Recovery Associates Incorporated	2.28
Barnes Group Incorporated	2.23
DexCom Incorporated	2.15
Align Technology Incorporated	2.01
Wageworks Incorporated	1.99
Financial Engines Incorporated	1.91

The IT and consumer discretionary sectors were the largest relative detractors over the full reporting period.

IT underperformers included internet software and services companies Brightcove Incorporated, which the Fund no longer holds, and LivePerson Incorporated, as well as communications equipment company Procera Networks Incorporated. Brightcove sells software that helps customers add video to the internet and then analyze and manage the content once there. The stock was hit hard by a venture capital seller early in the reporting period and also by the company lowering its revenue guidance for 2013. We sold the stock as we were concerned about sales, discontinuation of a product line, and a slowdown in customers added. LivePerson offers a suite of products aimed at improving website visitor conversion rates and customer satisfaction for online retailers. An expanding product suite temporarily resulted in longer customer implementations as multiple products added complexity. We continue to hold LivePerson because we believe the new platform and additional products will dramatically increase cross-selling opportunities. Procera Networks is a leading provider of solutions that enable mobile and broadband network operators to gain enhanced visibility and control over the networks. The stock was hurt by concerns over weak carrier spending due to global macroeconomic concerns.

In consumer discretionary, detractors included specialty retailer Vitamin Shoppe Incorporated, a long-time holding whose stock declined in part because of difficult prior-year comparisons, increased capital expenditures from opening a new warehouse, and the challenges of integrating a sizable acquisition. Although we trimmed the position, we continue to like Vitamin Shoppe’s long-term growth prospects. Restaurants also proved a challenging area for the Fund as casual dining companies Bravo Brio Restaurant Group Incorporated and BJ’s Restaurants Incorporated were hurt by disappointing traffic. Again, we have trimmed these positions as we looked for signs of improving customer traffic, but we continue to like the long-term growth prospects of both companies, in part because of their significant opportunities for expansion.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	7

Sector distribution[7] as of October 31, 2013

The financials and health care sectors were the most significant relative contributors.

Outperformance in financials was driven by several holdings that included Financial Engines Incorporated, Portfolio Recovery Associates Incorporated, and MarketAxess Holdings Incorporated. Financial Engines is an independent provider of investment advice and retirement solutions. The company is exhibiting significant asset growth, has opened in several new markets—including the individual retirement account and annuity markets—and is a beneficiary of rising equity markets. We expect rapid growth for the next several years as it continues to expand its addressable markets. Portfolio Recovery Associates purchases, collects, and manages portfolios of defaulted consumer credit. Tighter regulatory scrutiny is driving market share to the large industry players like Portfolio Recovery. Also, several large banks are just beginning to sell their portfolios, opening up a major new source of supply. MarketAxess Holdings is the leading electronic trading platform in large fixed-income markets. We believe the company is positioned for continuing growth as electronic trading gains momentum in a market largely dominated by voice brokers.

Standout performers in health care included DexCom Incorporated, ExamWorks Group Incorporated, and HealthStream Incorporated. DexCom is a medical device company that is a leader in continuous glucose monitoring technology used by diabetic patients. We like the company’s dominant position and expect significant new market opportunities in the pediatric space as well as from what we believe is the likely impending government approval of an integrated monitor and pump. ExamWorks Group links insurance companies with independent physicians in cases where a third-party medical opinion is needed to assess a claim. The company is experiencing accelerating revenue growth as insurers look to consolidate the number of vendors they use. HealthStream, the leading talent and learning management company for hospitals, is a beneficiary of the unprecedented need of hospitals to continually educate their workforces on a variety of clinical and administrative tasks, including a change in billing code standards.

We continue to focus on our bottom-up stock selection process.

We are encouraged by the market’s renewed focus on growth characteristics, which should benefit our strategy. We also remain committed to our bottom-up fundamental investment process in seeking to identify rapidly growing companies with sustainable business models that trade at what we consider to be reasonable valuations. Our investment philosophy and process have served us well for many years and, we believe, position us for favorable long-term returns.

Please see footnotes on page 5.

8	Wells Fargo Advantage Traditional Small Cap Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2013 to October 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 5-1-2013	Ending account value 10-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,253.93	$7.56	1.33%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77	1.33%
Class C
Actual	$1,000.00	$1,248.62	$11.79	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.56	2.08%
Administrator Class
Actual	$1,000.00	$1,254.77	$6.71	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.26	$6.01	1.18%
Institutional Class
Actual	$1,000.00	$1,255.90	$5.57	0.98%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99	0.98%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Traditional Small Cap Growth Fund	9

Security name	Shares	Value

Common Stocks: 95.95%

Consumer Discretionary: 11.91%

Diversified Consumer Services: 1.57%
Grand Canyon Education Incorporated †	36,600	$1,730,082
LifeLock Incorporated †	53,000	852,770

		2,582,852

Hotels, Restaurants & Leisure: 0.87%
BJ’s Restaurants Incorporated †	23,600	638,616
Bravo Brio Restaurant Group Incorporated †	53,200	794,276

		1,432,892

Household Durables: 0.83%
Ethan Allen Interiors Incorporated	20,118	535,944
SodaStream International Limited «†	15,400	823,438

		1,359,382

Internet & Catalog Retail: 2.66%
RetailMeNot Incorporated †	49,148	1,603,208
Shutterfly Incorporated †	56,100	2,756,754

		4,359,962

Specialty Retail: 5.43%
Conn’s Incorporated †	32,500	1,964,300
Group 1 Automotive Incorporated	13,500	864,000
Lumber Liquidators Holdings Incorporated †	13,900	1,587,241
Pier 1 Imports Incorporated	69,200	1,444,896
Select Comfort Corporation †	40,200	736,464
Ulta Salon Cosmetics & Fragrance Incorporated †	8,000	1,030,800
Vitamin Shoppe Incorporated †	27,038	1,268,353

		8,896,054

Textiles, Apparel & Luxury Goods: 0.55%
Oxford Industries Incorporated	12,500	897,125

Consumer Staples: 0.97%

Food Products: 0.97%
Annie’s Incorporated †	33,700	1,592,325

Energy: 4.35%

Oil, Gas & Consumable Fuels: 4.35%
Comstock Resources Incorporated	73,500	1,257,585
Energy XXI (Bermuda) Limited	67,300	1,955,738
Oasis Petroleum Incorporated †	54,800	2,918,100
Rosetta Resources Incorporated †	16,700	1,000,998

		7,132,421

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Financials: 9.61%

Capital Markets: 3.14%
Financial Engines Incorporated	56,000	$3,128,720
Stifel Financial Corporation †	49,200	2,014,740

		5,143,460

Commercial Banks: 2.68%
Signature Bank †	21,900	2,229,858
SVB Financial Group †	22,700	2,174,206

		4,404,064

Consumer Finance: 2.28%
Portfolio Recovery Associates Incorporated †	62,800	3,733,460

Diversified Financial Services: 1.51%
MarketAxess Holdings Incorporated	37,900	2,472,217

Health Care: 24.24%

Biotechnology: 5.09%
Alnylam Pharmaceuticals Incorporated †	27,600	1,590,036
Array BioPharma Incorporated †	108,900	546,678
Cepheid Incorporated †	53,500	2,178,520
Exact Sciences Corporation †	111,300	1,226,526
Foundation Medicine Incorporated «†	17,498	557,836
ISIS Pharmaceuticals Incorporated †	22,100	735,267
NPS Pharmaceuticals Incorporated †	52,400	1,508,072

		8,342,935

Health Care Equipment & Supplies: 8.18%
Align Technology Incorporated †	57,900	3,303,774
Cardiovascular Systems Incorporated †	70,784	2,148,294
DexCom Incorporated †	122,937	3,531,980
Endologix Incorporated †	168,300	3,041,181
NxStage Medical Incorporated †	105,100	1,394,677

		13,419,906

Health Care Providers & Services: 3.70%
Capital Senior Living Corporation †	36,900	818,442
ExamWorks Group Incorporated †	162,700	4,205,795
Healthways Incorporated †	101,191	974,469
Premier Incorporated Class A †	2,112	65,071

		6,063,777

Health Care Technology: 4.08%
Athena Health Incorporated †	19,200	2,563,392
HealthStream Incorporated †	79,556	2,841,740
HMS Holdings Corporation †	60,800	1,284,704

		6,689,836

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Traditional Small Cap Growth Fund	11

Security name	Shares	Value

Pharmaceuticals: 3.19%
Akorn Incorporated †	81,200	$1,659,728
Pacira Pharmaceuticals Incorporated †	17,400	878,874
Santarus Incorporated †	43,500	1,014,855
The Medicines Company †	49,200	1,668,864

		5,222,321

Industrials: 16.98%

Aerospace & Defense: 4.17%
Hexcel Corporation †	96,743	4,093,196
TASER International Incorporated †	154,600	2,747,242

		6,840,438

Building Products: 1.54%
Gibraltar Industries Incorporated †	91,606	1,466,612
USG Corporation «†	38,500	1,051,435

		2,518,047

Commercial Services & Supplies: 1.08%
InnerWorkings Incorporated †	185,349	1,773,790

Electrical Equipment: 0.53%
Polypore International Incorporated «†	19,337	874,032

Machinery: 4.55%
Barnes Group Incorporated	103,000	3,660,621
RBC Bearings Incorporated †	31,747	2,183,876
The Middleby Corporation †	7,100	1,616,315

		7,460,812

Professional Services: 1.99%
Wageworks Incorporated †	63,620	3,257,980

Road & Rail: 1.17%
Genesee & Wyoming Incorporated †	19,200	1,916,928

Trading Companies & Distributors: 1.95%
Beacon Roofing Supply Incorporated †	53,600	1,860,456
MSC Industrial Direct Company	17,600	1,344,112

		3,204,568

Information Technology: 24.82%

Communications Equipment: 1.98%
Aruba Networks Incorporated †	107,300	2,012,948
Procera Networks Incorporated «†	39,613	560,524
Sonus Networks Incorporated †	223,700	671,100

		3,244,572

Electronic Equipment, Instruments & Components: 0.72%
IPG Photonics Corporation «	17,900	1,186,233

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Traditional Small Cap Growth Fund	Portfolio of investments—October 31, 2013

Security name	Shares	Value

Internet Software & Services: 9.31%
Bankrate Incorporated †	130,500	$2,197,620
Demandware Incorporated †	31,600	1,562,620
Liquidity Services Incorporated «†	40,500	1,057,455
LivePerson Incorporated †	162,642	1,519,076
Pandora Media Incorporated †	77,700	1,952,601
Responsys Incorporated †	148,600	2,428,124
Shutterstock Incorporated †	15,006	1,062,425
SPS Commerce Incorporated †	19,409	1,322,723
Support.com Incorporated †	486,026	2,167,676

		15,270,320

Semiconductors & Semiconductor Equipment: 3.92%
Cavium Incorporated †	109,500	4,413,945
Mellanox Technologies Limited «†	32,700	1,186,356
Power Integrations Incorporated	14,400	827,136

		6,427,437

Software: 8.89%
Concur Technologies Incorporated †	42,078	4,401,359
Fleetmatics Group plc †	56,712	1,800,606
Infoblox Incorporated †	48,400	2,151,380
Qlik Technologies Incorporated †	74,500	1,887,830
Realpage Incorporated †	63,400	1,555,202
Ultimate Software Group Incorporated †	17,974	2,776,624

		14,573,001

Materials: 1.75%

Chemicals: 0.59%
Rockwood Holdings Incorporated	15,352	971,014

Metals & Mining: 1.16%
Materion Corporation	63,766	1,900,864

Telecommunication Services: 1.32%

Diversified Telecommunication Services: 1.32%
Cogent Communications Group Incorporated	61,562	2,162,673

Total Common Stocks (Cost $105,932,720)		157,327,698

Investment Companies: 1.02%
iShares Russell 2000 Growth Index Fund «	13,006	1,664,248

Total Investment Companies (Cost $1,690,612)		1,664,248

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—October 31, 2013	Wells Fargo Advantage Traditional Small Cap Growth Fund	13

Security name	Yield	Shares	Value

Short-Term Investments: 7.37%

Investment Companies: 7.37%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.08%	4,316,652	$4,316,652
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.11	7,769,947	7,769,947

Total Short-Term Investments (Cost $12,086,599)			12,086,599

Total investments in securities
(Cost $119,709,931) *	104.34%	171,078,545
Other assets and liabilities, net	(4.34)	(7,116,673)

Total net assets	100.00%	$163,961,872

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $120,572,451 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$54,756,480
Gross unrealized depreciation	(4,250,386)

Net unrealized appreciation	$50,506,094

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statement of assets and liabilities—October 31, 2013

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$158,991,946
In affiliated securities, at value (see cost below)	12,086,599

Total investments, at value (see cost below)	171,078,545
Receivable for investments sold	1,350,193
Receivable for Fund shares sold	159,784
Receivable for dividends	5,999
Receivable for securities lending income	8,981
Prepaid expenses and other assets	25,892

Total assets	172,629,394

Liabilities
Payable for investments purchased	520,220
Payable for Fund shares redeemed	142,204
Payable upon receipt of securities loaned	7,769,947
Advisory fee payable	95,006
Distribution fees payable	92
Due to other related parties	40,404
Accrued expenses and other liabilities	99,649

Total liabilities	8,667,522

Total net assets	$163,961,872

NET ASSETS CONSIST OF
Paid-in capital	$88,366,391
Accumulated net investment loss	(240,348)
Accumulated net realized gains on investments	24,467,215
Net unrealized gains on investments	51,368,614

Total net assets	$163,961,872

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$141,933,467
Shares outstanding – Class A	6,141,024
Net asset value per share – Class A	$23.11
Maximum offering price per share – Class A2	$24.52
Net assets – Class C	$149,913
Shares outstanding – Class C	6,645
Net asset value per share – Class C	$22.56
Net assets – Administrator Class	$3,881,804
Shares outstanding – Administrator Class	159,527
Net asset value per share – Administrator Class	$24.33
Net assets – Institutional Class	$17,996,688
Shares outstanding – Institutional Class	734,618
Net asset value per share – Institutional Class	$24.50

Investments in unaffiliated securities (including securities on loan), at cost	$107,623,332

Investments in affiliated securities, at cost	$12,086,599

Total investments, at cost	$119,709,931

Securities on loan, at value	$7,589,330

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Advantage Traditional Small Cap Growth Fund	Statement of operations—year ended October 31, 2013	15

Investment income
Dividends	$934,375
Securities lending income, net	306,820
Income from affiliated securities	2,971

Total investment income	1,244,166

Expenses
Advisory fee	1,251,987
Administration fees
Fund level	78,249
Class A	327,444
Class C	316
Administrator Class	3,398
Institutional Class	21,631
Shareholder servicing fees
Class A	314,850
Class C	304
Administrator Class	6,481
Distribution fees
Class C	912
Custody and accounting fees	17,954
Professional fees	38,913
Registration fees	53,737
Shareholder report expenses	45,974
Trustees’ fees and expenses	18,121
Other fees and expenses	4,676

Total expenses	2,184,947
Less: Fee waivers and/or expense reimbursements	(202,628)

Net expenses	1,982,319

Net investment loss	(738,153)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	27,621,445
Net change in unrealized gains (losses) on investments	21,890,657

Net realized and unrealized gains (losses) on investments	49,512,102

Net increase in net assets resulting from operations	$48,773,949

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Traditional Small Cap Growth Fund	Statement of changes in net assets

	Year ended October 31, 2013		Year ended October 31, 2012

Operations
Net investment loss		$(738,153)		$(1,103,895)
Net realized gains on investments		27,621,445		21,234,892
Net change in unrealized gains (losses) on investments		21,890,657		1,779,794

Net increase in net assets resulting from operations		48,773,949		21,910,791

Distributions to shareholders from
Net realized gains
Class A		(1,390,342)		0
Class C		(1,120)		0
Administrator Class		(34,634)		0
Institutional Class		(435,430)		0

Total distributions to shareholders		(1,861,526)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	212,146	4,256,236	448,411	7,492,791
Class C	2,706	54,235	3,671	60,566
Administrator Class	17,959	374,198	12,871	224,956
Institutional Class	181,046	3,768,222	323,996	5,718,207

		8,452,891		13,496,520

Reinvestment of distributions
Class A	80,585	1,329,468	0	0
Class C	51	831	0	0
Administrator Class	1,839	31,884	0	0
Institutional Class	12,276	213,954	0	0

		1,576,137		0

Payment for shares redeemed
Class A	(1,147,470)	(21,785,023)	(1,488,763)	(24,960,878)
Class C	(2,996)	(57,441)	(4,370)	(71,416)
Administrator Class	(30,963)	(644,291)	(54,670)	(930,097)
Institutional Class	(1,852,489)	(36,320,886)	(2,368,280)	(41,700,975)

		(58,807,641)		(67,663,366)

Net decrease in net assets resulting from capital share transactions		(48,778,613)		(54,166,846)

Total decrease in net assets		(1,866,190)		(32,256,055)

Net assets
Beginning of period		165,828,062		198,084,117

End of period		$163,961,872		$165,828,062

Accumulated net investment loss		$(240,348)		$(844,914)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	17

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
CLASS A	2013	2012	2011	2010[1]	2010[2]	2009[2]
Net asset value, beginning of period	$17.08	$15.31	$14.31	$13.77	$12.24	$12.20
Net investment loss	(0.11)[3]	(0.11)[3]	(0.16)[3]	(0.02)[3]	(0.12)[3]	(0.04)[3]
Net realized and unrealized gains (losses) on investments	6.34	1.88	1.16	0.56	1.65	0.10

Total from investment operations	6.23	1.77	1.00	0.54	1.53	0.06
Distributions to shareholders from
Net realized gains	(0.20)	0.00	0.00	0.00	0.00	(0.02)
Net asset value, end of period	$23.11	$17.08	$15.31	$14.31	$13.77	$12.24
Total return[4]	36.98%	11.56%	6.99%	3.92%	12.50%	0.53%
Ratios to average net assets (annualized)
Gross expenses	1.48%	1.48%	1.43%	1.47%	1.39%	1.33%
Net expenses	1.33%	1.33%	1.33%	1.33%	1.33%	1.33%
Net investment loss	(0.58)%	(0.69)%	(0.96)%	(0.64)%	(0.92)%	(0.45)%
Supplemental data
Portfolio turnover rate	77%	57%	123%	9%	80%	118%
Net assets, end of period (000s omitted)	$141,933	$119,490	$123,063	$136,332	$133,166	$48,067

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class A of Evergreen Growth Fund.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
CLASS C	2013	2012	2011	2010[1]	2010[2]
Net asset value, beginning of period	$16.80	$15.18	$14.29	$13.66	$13.18
Net investment loss	(0.26)	(0.25)	(0.27)[3]	(0.02)[3]	(0.04)[3]
Net realized and unrealized gains (losses) on investments	6.22	1.87	1.16	0.65	0.52

Total from investment operations	5.96	1.62	0.89	0.63	0.48
Distributions to shareholders from
Net realized gains	(0.20)	0.00	0.00	0.00	0.00
Net asset value, end of period	$22.56	$16.80	$15.18	$14.29	$13.66
Total return[4]	35.92%	10.74%	6.16%	3.93%	4.32%
Ratios to average net assets (annualized)
Gross expenses	2.23%	2.23%	2.18%	2.25%	2.19%
Net expenses	2.08%	2.08%	2.08%	2.08%	2.08%
Net investment loss	(1.36)%	(1.44)%	(1.72)%	(1.31)%	(1.67)%
Supplemental data
Portfolio turnover rate	77%	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$150	$116	$115	$99	$10

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Traditional Small Cap Growth Fund	19

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
ADMINISTRATOR CLASS	2013	2012	2011	2010[1]	2010[2]
Net asset value, beginning of period	$17.94	$16.06	$14.99	$14.43	$13.80
Net investment loss	(0.09)[3]	(0.09)[3]	(0.14)[3]	(0.01)[3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	6.68	1.97	1.21	0.57	0.65

Total from investment operations	6.59	1.88	1.07	0.56	0.63
Distributions to shareholders from
Net realized gains	(0.20)	0.00	0.00	0.00	0.00
Net asset value, end of period	$24.33	$17.94	$16.06	$14.99	$14.43
Total return[4]	37.21%	11.71%	7.14%	3.95%	4.49%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.26%	1.23%	1.31%	1.37%
Net expenses	1.17%	1.17%	1.19%	1.20%	1.20%
Net investment loss	(0.43)%	(0.54)%	(0.83)%	(0.55)%	(0.77)%
Supplemental data
Portfolio turnover rate	77%	57%	123%	9%	80%
Net assets, end of period (000s omitted)	$3,882	$3,063	$3,413	$11	$10

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	For the period from July 30, 2010 (commencement of class operations) to September 30, 2010.

3.	Calculated based upon average shares outstanding

4.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Traditional Small Cap Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended October 31				Year ended September 30
INSTITUTIONAL CLASS	2013	2012	2011	2010[1]	2010[2]	2009[2]
Net asset value, beginning of period	$18.03	$16.11	$15.01	$14.43	$12.79	$12.75
Net investment income (loss)	0.00 [3,4]	(0.06)[3]	(0.10)	(0.00)[3,4]	(0.10)[3]	(0.02)[3]
Net realized and unrealized gains (losses) on investments	6.67	1.98	1.20	0.58	1.74	0.10

Total from investment operations	6.67	1.92	1.10	0.58	1.64	0.08
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.00)[4]	(0.02)
Net realized gains	(0.20)	0.00	0.00	0.00	0.00	(0.02)

Total distributions to shareholders	(0.20)	0.00	0.00	0.00	(0.00)[4]	(0.04)
Net asset value, end of period	$24.50	$18.03	$16.11	$15.01	$14.43	$12.79
Total return[5]	37.42%	11.92%	7.33%	4.02%	12.87%	0.74%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.05%	1.00%	1.04%	1.06%	1.08%
Net expenses	0.98%	0.98%	0.98%	0.98%	1.05%	1.08%
Net investment income (loss)	0.01%	(0.35)%	(0.61)%	(0.29)%	(0.78)%	(0.20)%
Supplemental data
Portfolio turnover rate	77%	57%	123%	9%	80%	118%
Net assets, end of period (000s omitted)	$17,997	$43,160	$71,493	$105,475	$102,499	$344,313

1.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Class I of Evergreen Growth Fund.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

5.	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the primary exchange or market for the security that day, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment vehicles are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Securities

22	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends from certain securities and net operating losses. At October 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$1,342,719	$(1,342,719)

As of October 31, 2013, the Fund had a qualified late-year ordinary loss of $223,357 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated any unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	23

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of October 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$157,327,698	$0	$0	$157,327,698
Investment companies	1,664,248	0	0	1,664,248
Short-term investments
Investment companies	4,316,652	7,769,947	0	12,086,599
	$163,308,598	$7,769,947	$0	$171,078,545

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended October 31, 2013, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Fund.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.80% and declining to 0.70% as the average daily net assets of the Fund increase. For the year ended October 31, 2013, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Fund increase.

24	Wells Fargo Advantage Traditional Small Cap Growth Fund	Notes to financial statements

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of the Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.33% for Class A shares, 2.08% for Class C shares, 1.20% for Administrator Class shares, and 0.98% for Institutional Class shares.

Distribution fees

The Trust has adopted a Distribution Plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

For the year ended October 31, 2013, Wells Fargo Funds Distributor, LLC received $2,731 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended October 31, 2013 were $117,688,628 and $168,323,042, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended October 31, 2013, the Fund paid $265 in commitment fees.

For the year ended October 31, 2013, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid for the year ended October 31, 2013 was $1,861,526 of long-term capital gain. For the year ended October 31, 2012, the Fund did not pay any distributions to shareholders.

Notes to financial statements	Wells Fargo Advantage Traditional Small Cap Growth Fund	25

As of October 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$25,329,735	$50,506,094	$(223,357)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Funds that invest a substantial portion of their assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management has assessed the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU and determined that there are no significant changes to the financial statements.

11. SUBSEQUENT DISTRIBUTIONS

On December 9, 2013, the Fund declared distributions from long-term capital gains to shareholders of record on December 6, 2013. The per share amounts payable on December 10, 2013 were as follows:

Long-term capital gains
Class A	$3.61440
Class C	3.61440
Administrator Class	3.61440
Institutional Class	3.61440

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

26	Wells Fargo Advantage Traditional Small Cap Growth Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of investments of the Wells Fargo Advantage Traditional Small Cap Growth Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period ended October 31, 2013, the period from October 1, 2010 to October 31, 2010 and each of the years or periods in the two-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Traditional Small Cap Growth Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 23, 2013

Other information (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $1,861,526 was designated as long-term capital gain distributions for the fiscal year ended October 31, 2013.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Advantage Traditional Small Cap Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for each fund in the Wells Fargo Advantage family of funds, which consists of 131 mutual funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Traditional Small Cap Growth Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013. Vice President and Assistant General Counsel of Wells Fargo Bank, N.A. since 2013.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

30	Wells Fargo Advantage Traditional Small Cap Growth Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

220814 12-13 A247/AR247 10-13

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended October 31, 2013	Fiscal year ended October 31, 2012
Audit fees	$488,460	$448,730
Audit-related fees	—	—
Tax fees (1)	59,200	59,140
All other fees	—	—

	$547,660	$507,870

(1)	Tax fees consist of fees for tax compliance, tax advice and tax planning. Excise tax fees for fiscal year ended 2012 in the amount of $20,400 was billed on December 2012 and is included in the fiscal year ended October 31, 2013 value. Excise tax fees for fiscal year ended 2011 in the amount of $23,240 was billed on December 2011 and is included in the fiscal year ended October 31, 2012 value.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 23, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	December 23, 2013

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	December 23, 2013

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	December 23, 2013